Exhibit 3.1

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:16 PM 02/11/2008
FILED 03:05 PM 02/11/2008
SRV 080142767 - 4459438 FILE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

KOLLTAN PHARMACEUTICALS, INC.

Pursuant to Sections 241 and 245 of

the General Corporation Law of the State of Delaware

Kolltan Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “GCL”), does hereby certify as follows:

1.                                      The name of the corporation (hereafter referred to as the “Corporation”) is

Kolltan Pharmaceuticals, Inc.

2.                                      The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 16, 2007.

3.                                      The Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

KOLLTAN PHARMACEUTICALS, INC.

FIRST:  The name of the corporation (hereinafter referred to as the “Corporation”) is

Kolltan Pharmaceuticals, Inc.

SECOND:  The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, and County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD:  The nature of the business or purposes to be conducted or promoted by the Corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (hereinafter referred to as the “GCL”).

FOURTH: Authorized Capital.  The total number of shares of all classes which the Corporation is authorized to issue is 80,000,000, consisting of 40,000,000 shares of Common Stock, par value $.001 per share (the “Common Stock”), and 40,000,000 shares of Preferred Stock, par value $.001 per share (the “Preferred Stock”). The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares and as may be permitted by the GCL. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

FIFTH:  The name and mailing address of the sole incorporator are as follows:

Name	Mailing Address

Amanda Webb	31 West 31st Street
10th Floor
New York, New York 10010

SIXTH:  The Board of Directors shall have the power to adopt, amend or repeal the by-laws of the Corporation, except as otherwise provided in a by-law adopted by the stockholders entitled to vote.

SEVENTH:  The Corporation reserves the right to amend the provisions contained in this Certificate and in any certificate amendatory hereof in the manner now or hereafter prescribed by law, and all rights conferred on stockholders or others hereunder or thereunder are granted subject to such reservation.

EIGHTH:  Elections of directors need not be by written ballot unless the by-laws of the Corporation shall so provide.

NINTH:  A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except, to the extent provided by the GCL, for liability (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, as such duty may be limited by Article TENTH of this Certificate of Incorporation, (b) for acts or omissions not in good faith or which involve intentional misconduct or a

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knowing violation of law, (c) under Section 174 of the GCL, or (d) for any transaction from which the director derived any improper personal benefit.

TENTH:

Section 1. Defined Terms.  For purposes of this Article TENTH:

“Corporate Opportunity” shall mean an investment or business opportunity or prospective economic advantage in which the Corporation could, but for the provisions of this Article TENTH, have an interest or expectancy.

Section 2. Competing Activities.  Except as otherwise expressly provided in an agreement between or among the Corporation and any stockholder or stockholders or in a general policy of the Corporation applicable to the employees of the Corporation, (i) the stockholders of the Corporation may engage or invest in, independently or with others, any business activity of any type or description, including, without limitation, those that might be the same as or similar to the Corporation’s business; (ii) neither the Corporation nor any other stockholder of the Corporation shall have any right in or to such business activities or ventures or to receive or share in any income or proceeds derived therefrom; and (iii) the Corporation shall have no interest or expectancy, and hereby specifically renounces any interest or expectancy, in any such business activities or ventures.

Section 3. Corporate Opportunities.

(a)                                 If any stockholder, officer or director acquires knowledge of a potential transaction or matter which may be a Corporate Opportunity or otherwise is then exploiting any Corporate Opportunity, subject to Section 3(b) below, the Corporation shall have no interest in such Corporate Opportunity and no expectancy that such Corporate Opportunity be offered to the Corporation, any such interest or expectancy being hereby renounced, so that, as a result of such renunciation, such person (i) shall have no duty to communicate or present such Corporate Opportunity to the Corporation, (ii) shall have the right to hold any such Corporate Opportunity for its (and/or its officers’, directors’, agents’, stockholders’, members’ or partners’) own account or to recommend, sell, assign, or transfer such Corporate Opportunity to persons other than the Corporation, and (iii) shall not breach any fiduciary duty to the Corporation, in such person’s capacity as a stockholder of the Corporation, by reason of the fact that such person pursues or acquires such Corporate Opportunity for itself, directs, sells, assigns or transfers such Corporate Opportunity to another person, or does not communicate information regarding such Corporate Opportunity to the Corporation.

(b)                                 Notwithstanding the provisions of Section 3(a) of this Article TENTH, the Corporation does not renounce any interest or expectancy it may have in any Corporate Opportunity that is offered to any person who is an officer or employee of the Corporation, even if such person is a stockholder of the Corporation, if such opportunity is expressly offered to such person in his or her capacity as an officer or employee of the Corporation.

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(c)                                  For purposes of this Article TENTH only, (i) a director of the Corporation who is Chairman of the Board of Directors, Co-Chairman of the Board of Directors or Vice Chairman of the Board of Directors of the Corporation or of a committee thereof shall not be deemed to be an officer of the Corporation by reason of holding such position (without regard to whether such position is deemed to be the position of an officer of the Corporation under the By-laws of the Corporation), unless such person is a full-time employee of the Corporation; and (ii) the term “Corporation” shall mean the Corporation and all corporations, partnerships, joint ventures, associations and other entities in which the Corporation beneficially owns (directly or indirectly) 50% or more of the outstanding voting stock, voting power, partnership interests or similar voting interests.

Section 4.  Notice to Stockholders.  Any person purchasing or otherwise acquiring any interest in shares of the capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Certificate of Incorporation, including, without limitation, this Article TENTH.

4.                                      That the foregoing amendment and restatement has been duly adopted by unanimous written consent of the Corporation’s Board of Directors.

5.                                      That the Corporation has not received payment for any of its shares of capital stock and no shares of the Corporation’s capital stock are issued or outstanding.

6.                                      That said amendment and restatement were duly adopted in accordance with the applicable provisions of Sections 241 and 245 of the GCL.

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IN WITNESS WHEREOF, Kolltan Pharmaceuticals, Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by its Secretary as of the 8th day of February 2008.

/s/ Brian W. Pusch
Brian W. Pusch
Secretary

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State of Delaware
Secretary of State
Division of Corporations
Delivered 02:03 PM 07/23/2008
FILED 01:47 PM 07/23/2008
SRV 080810398 - 4459438 FILE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

KOLLTAN PHARMACEUTICALS, INC.

Pursuant to Sections 242 and 245 of

the General Corporation Law of the State of Delaware

Kolltan Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “GCL”), does hereby certify as follows:

1.                                      The name of the corporation (hereafter referred to as the “Corporation”) is

Kolltan Pharmaceuticals, Inc.

2.                                      The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 16, 2007.

3.                                      The Certificate of Incorporation of the Corporation, as heretofore amended and restated, is hereby further amended and restated in its entirety as follows:

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

KOLLTAN PHARMACEUTICALS, INC.

FIRST:  The name of the corporation (hereinafter referred to as the “Corporation”) is

Kolltan Pharmaceuticals, Inc.

SECOND:  The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THlRD:  The nature of the business or purposes to be conducted or promoted by the Corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (hereinafter referred to as the “GCL”).

FOURTH:  Upon the filing of this Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, the authorized shares of Common Stock, $.001 par value, shall be combined on the basis that each three shares shall be combined into two shares, and any fraction shall be rounded to the nearest whole share and the par value per share shall be reduced to $.001. In addition, after giving effect to such combination and the increase in authorized capital stock that is authorized hereby, the total number of shares of all classes which the Corporation is authorized to issue shall be 135,000,000, consisting of 85,000,000 shares of Common Stock, par value $.001 per share (the “Common Stock”), and 50,000,000 shares of Preferred Stock, par value $.001 per share (the “Preferred Stock”). The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares and as may be permitted by the GCL. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

FIFTH:  The name and mailing address of the sole incorporator are as follows:

Name	Mailing Address

Amanda Webb	31 West 31st Street
10th Floor
New York, New York 10010

SIXTH:  The Board of Directors shall have the power to adopt, amend or repeal the by-laws of the Corporation, except as otherwise provided in a by-law adopted by the stockholders entitled to vote.

SEVENTH:  The Corporation reserves the right to amend the provisions contained in this Certificate and in any certificate amendatory hereof in the manner now or hereafter prescribed by law, and all rights conferred on stockholders or others hereunder or thereunder are granted subject to such reservation.

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EIGHTH:  Elections of directors need not be by written ballot unless the by-laws of the Corporation shall so provide.

NINTH:  A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except, to the extent provided by the GCL, for liability (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, as such duty may be limited by Article TENTH of this Certificate of Incorporation, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the GCL, or (d) for any transaction from which the director derived any improper personal benefit.

TENTH:

Section 1. Defined Terms.  For purposes of this Article TENTH:

“Corporate Opportunity” shall mean an investment or business opportunity or prospective economic advantage in which the Corporation could, but for the provisions of this Article TENTH, have an interest or expectancy.

Section 2. Competing Activities.  Except as otherwise expressly provided in an agreement between or among the Corporation and any stockholder or stockholders or in a general policy of the Corporation applicable to the employees of the Corporation, (i) the stockholders of the Corporation may engage or invest in, independently or with others, any business activity of any type or description, including, without limitation, those that might be the same as or similar to the Corporation’s business; (ii) neither the Corporation nor any other stockholder of the Corporation shall have any right in or to such business activities or ventures or to receive or share in any income or proceeds derived therefrom; and (iii) the Corporation shall have no interest or expectancy, and hereby specifically renounces any interest or expectancy, in any such business activities or ventures.

Section 3. Corporate Opportunities.

(a)                                 If any stockholder, officer or director acquires knowledge of a potential transaction or matter which may be a Corporate Opportunity or otherwise is then exploiting any Corporate Opportunity, subject to Section 3(b) below, the Corporation shall have no interest in such Corporate Opportunity and no expectancy that such Corporate Opportunity be offered to the Corporation, any such interest or expectancy being hereby renounced, so that, as a result of such renunciation, such person (i) shall have no duty to communicate or present such Corporate Opportunity to the Corporation, (ii) shall have the right to hold any such Corporate Opportunity for its (and/or its officers’, directors’, agents’, stockholders’, members’ or partners’) own account or to recommend, sell, assign, or transfer such Corporate Opportunity to persons other than the Corporation, and (iii) shall not breach any fiduciary duty to the Corporation, in such person’s capacity as a stockholder of the Corporation, by reason of the fact that such person pursues or acquires such Corporate Opportunity for itself, directs, sells, assigns or transfers such Corporate Opportunity to another

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person, or does not communicate information regarding such Corporate Opportunity to the Corporation.

(b)                                 Notwithstanding the provisions of Section 3(a) of this Article TENTH, the Corporation does not renounce any interest or expectancy it may have in any Corporate Opportunity that is offered to any person who is an officer or employee of the Corporation, even if such person is a stockholder of the Corporation, if such opportunity is expressly offered to such person in his or her capacity as an officer or employee of the Corporation.

(c)                                  For purposes of this Article TENTH only, (i) a director of the Corporation who is Chairman of the Board of Directors, Co-Chairman of the Board of Directors or Vice Chairman of the Board of Directors of the Corporation or of a committee thereof shall not be deemed to be an officer of the Corporation by reason of holding such position (without regard to whether such position is deemed to be the position of an officer of the Corporation under the By-laws of the Corporation), unless such person is a full-time employee of the Corporation; and (ii) the term “Corporation” shall mean the Corporation and all corporations, partnerships, joint ventures, associations and other entities in which the Corporation beneficially owns (directly or indirectly) 50% or more of the outstanding voting stock, voting power, partnership interests or similar voting interests.

Section 4. Notice to Stockholders.  Any person purchasing or otherwise acquiring any interest in shares of the capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Certificate of Incorporation, including, without limitation, this Article TENTH.

4.                                      That the foregoing amendment and restatement has been duly adopted by unanimous written consent of the Corporation’s Board of Directors in accordance with the applicable provisions of Sections 242 and 245 of the GCL.

5.                                      That the foregoing amendment has been duly adopted by written consent of the stockholders of the Corporation in accordance with the applicable provisions of Sections 228 and 242 of the GCL.

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IN WITNESS WHEREOF, Kolltan Pharmaceuticals, Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by its Secretary as of the 22nd day of July 2008.

/s/ Brian W. Pusch
Brian W. Pusch
Secretary

5

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:55 PM 07/24/2008
FILED 01:36 PM 07/241/2008
SRV 080814440 - 4459438 FILE

KOLLTAN PHARMACEUTICALS, INC.

CERTIFICATE DESIGNATING

SERIES A CONVERTIBLE PREFERRED STOCK

AND FIXING THE PREFERENCES AND

RELATIVE, PARTICIPATING, OPTIONAL,

AND OTHER RIGHTS THEREOF

(Pursuant to Section 151 of the

General Corporation Law

of the State of Delaware)

Kolltan Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), in accordance with the provisions of Section 103 of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

That pursuant to authority vested in the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, the Board of Directors of the Corporation, by unanimous written consent dated July 18, 2008, adopted a resolution providing for the creation of a series of the Corporation’s Preferred Stock, $.001 par value, which series is designated as “Series A Convertible Preferred Stock,” which resolution is as follows:

RESOLVED, that pursuant to authority vested in the Board of Directors by the Certificate of Incorporation of the Corporation, the Board of Directors does hereby provide for the creation of a series of Preferred Stock, $.001 par value (hereinafter called the “Preferred Stock”), of the Corporation, and to the extent that the voting powers and the designations, preferences and relative, participating, optional or other special rights thereof and the qualifications, limitations or restrictions of such rights have not been set forth in the Certificate of Incorporation of the Corporation, does hereby fix the same as follows:

SERIES A CONVERTIBLE PREFERRED STOCK

1.                                      Definitions.  As used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Acquisition” means the acquisition of the Corporation by another Person by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) as a result of which Persons who were stockholders of the Corporation immediately prior to such transaction or series of related transactions, own less than fifty percent (50%) of the voting power of the outstanding securities of the Corporation immediately after such transaction or series of related transactions, or of the Person who is the continuing or surviving entity in such transaction or of the Person who issues its voting securities to Persons who were stockholders of the Corporation immediately prior to such transaction, as the case may be, excluding any reorganization, merger or consolidation effected exclusively to change the domicile of the Corporation.

“Additional Shares of Common Stock” is defined in Section 6(d)(i)(A).

“Asset Transfer” means a transaction that constitutes a sale of all or substantially all of the assets of the Corporation for purposes of Section 271 of the GCL or a lease of all or substantially all of the assets of the Corporation in a single transaction or series of related transactions.

“Board of Directors” or “Board” means the Board of Directors of the Corporation.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors, or duly authorized committee thereof (to the extent permitted by applicable law), and to be in full force and effect on the date of such certification, and which the Corporation shall furnish by notice to the holders of Series A Preferred Stock.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

“Common Stock” includes the Common Stock, $.001 par value, of the Corporation as authorized on the date hereof, and any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise and any stock (other than Common Stock) and other securities of the Corporation or any other Person which any holder of Series A Preferred Stock at any time shall be entitled to receive, or shall have received, on the exercise of conversion rights of the Series A Preferred Stock or any such other securities, in lieu of or in addition to Common Stock.

“Common Stock Equivalent” shall mean any security, agreement or instrument convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock, directly or indirectly.

“Conversion Price” is defined in Section 6(a).

“Conversion Rate” is defined in Section 6(a).

“GCL” means the General Corporation Law of the State of Delaware.

“Investor Rights Agreement” means the Investor Rights Agreement dated as of May 1, 2008, by and among the Corporation and the holders of Series A Preferred Stock.

“Junior Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank junior to the Series A Preferred Stock as to the payment of dividends.

“Junior Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank junior to the Series A Preferred Stock as to the distribution of assets upon liquidation.

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“Liquidation Event” means any (a) liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, or its insolvency, (b) Acquisition, or (c) Asset Transfer.

“Liquidation Preference” means $1.00 per share for the Series A Preferred Stock plus an amount equal to the declared and unpaid dividends thereon and the amount of dividends thereon required by this Certificate to be declared and paid thereon and not so declared and paid at the date of final distribution to the holders of shares of Series A Preferred Stock in connection with the liquidation, distribution or winding up of the Corporation (subject to equitable adjustment of such dollar amount from time to time for any stock splits of stock dividends or payable in shares of Series A Preferred Stock on combinations, recapitalizations or the like of the Series A Preferred Stock, as such adjustments are determined by the Board of Directors and set forth in a Board Resolution).

“1933 Act” means the Securities Act of 1933, as amended.

“Original Issuance Price” means $1.00 per share.

“Parity Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank on a parity with the Series A Preferred Stock as to payment of dividends.

“Parity Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank on a parity with the Series A Preferred Stock as to distribution of assets upon dissolution and liquidation.

“Person” means any natural person and any corporation, trust, partnership, limited liability partnership, limited liability company, venture, government (or agency or subdivision thereof) or other business entity.

“Preferred Stock” means the Preferred Stock, $.001 par value, of the Corporation.

“Qualifying Public Offering” means a public offering of shares of Common Stock underwritten on a firm commitment basis pursuant to a registration statement under the 1933 Act that results in gross proceeds to the Corporation of at least $25,000,000 (calculated before deduction of underwriting discounts and commissions and offering expenses) and is at a price per share of Common Stock not less than $3.00, such price subject to:

(1)                                 proportionate adjustments from time to time, as determined by the Board of Directors as set forth in a Board Resolution, in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Common Stock or the Series A Preferred Stock; and

(2)                                 in case of an adjustment of the Conversion Price pursuant to Section 6(d)(ii), to an amount determined by multiplying:

(A)                               such price (as the same may therefore have been adjusted) times

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(B)                               a fraction of which

(i)                                     the numerator is the quotient obtained by dividing the aggregate number of shares of Series A Preferred Stock outstanding immediately prior to such adjustment of the Conversion Price by the Conversion Price in effect immediately prior to such adjustment in the Conversion Price, and

(ii)                                  the denominator is the quotient obtained by dividing the aggregate number of shares of Series A Preferred Stock outstanding immediately prior to such adjustment of the Conversion Price by the Conversion Price in effect immediately after such adjustment in the Conversion Price.

“Senior Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank senior to the Series A Preferred Stock as to payment of dividends.

“Senior Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank senior to the Series A Preferred Stock as to the distribution of assets upon dissolution and liquidation.

“Series A Director” is defined in Section 7(b)(i).

“Series A Preferred Stock” is defined in Section 2.

(b)                                 Capitalized terms defined elsewhere in this Certificate are used in this Certificate as so defined.

(c)                                  All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Certificate.

(d)                                 Any reference in this Certificate to a section or subsection shall be a reference to the particular section or subsection of this Certificate, unless specifically stated otherwise.

2.                                      Designation and Amount.  The Corporation hereby establishes a series of its class of Preferred Stock, which series shall be designated “Series A Convertible Preferred Stock,” $.001 par value (the “Series A Preferred Stock”), and the number of shares constituting the Series A Preferred Stock shall be 50,000,000.  Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of any outstanding options, warrants or other rights which entitle the holder to purchase or otherwise acquire shares of Series A Preferred Stock or upon the conversion of any outstanding securities issued by the Corporation which are convertible into Series A Preferred Stock.

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3.                                      Dividends.

(a)                                 Dividends on Series A Preferred Stock.  The holders of outstanding shares of Series A Preferred Stock shall be entitled to receive, out of funds legally available for such purpose, dividends payable when, as and if declared by the Board of Directors.  The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of Common Stock (other than a stock dividend on the Common Stock distributed solely in the form of additional shares of Common Stock, adjustment for which is provided in Section 6(d)(iii) or solely in the form of securities of the Corporation, adjustment for which is provided in Section 6(d)(iv)), only if simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series A Preferred Stock in such amount as would be payable on the largest number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder could be converted pursuant to the provisions of Section 6 hereof, such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend (which date shall be the record date for such dividend on Series A Preferred Stock) as if such conversion had occurred immediately prior to such record date.  Holders of shares of Series A Preferred Stock shall not be entitled to accumulation of dividends.

(b)                                 Certain Dividends Permitted.  The Corporation may declare and pay or set aside for payment dividends on Senior Dividend Stock, Parity Dividend Stock and Junior Dividend Stock (other than Common Stock) in accordance with the rights and preferences of such shares of Senior Dividend Stock, Parity Dividend Stock and Junior Dividend Stock, without paying dividends on the Series A Preferred Stock.

4.                                      Liquidation Rights.

(a)                                 Liquidation Preference.  In the event of any Liquidation Event, before any payment shall be made or any assets distributed to the holders of Common Stock or any Junior Liquidation Stock and subject to the rights and preferences of any Senior Liquidation Stock or Parity Liquidation Stock, holders of the Series A Preferred Stock shall be entitled to receive pari passu with holders of Parity Liquidation Stock, out of the assets of the Corporation available for distribution to holders of the Series A Preferred Stock and any Parity Liquidation Stock, the Liquidation Preference for each outstanding share of Series A Preferred Stock before the Corporation makes any payment or distribution on account of such Liquidation Event to holders of Junior Liquidation Stock.

(b)                                 Priority.  If upon the Liquidation Event the available assets to be distributed among the holders of the Series A Preferred Stock and the holders of any Parity Liquidation Stock are insufficient to permit the payment to such holders of Series A Preferred Stock of the full Liquidation Preference for their shares and to holders of Parity Liquidation Stock the full preferential amounts to which they are entitled, then the holders of the Series A Preferred Stock and Parity Liquidation Stock shall share ratably in any distribution of available assets in proportion to the full Liquidation Preference of the Series A Preferred Stock that would otherwise be payable to holders of Series A Preferred Stock on account of such Liquidation Event and the full liquidation preference amounts which would otherwise be payable upon liquidation with respect to the outstanding shares of Parity Liquidation Stock on account of such Liquidation Event if the Liquidation Preference and all liquidation preference amounts of the

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Parity Liquidation Stock were paid in full.  In case of payment of less than the full amount of the Liquidation Preference of each share of Series A Preferred Stock on account of a particular Liquidation Event, if the Corporation is not dissolved in connection with such Liquidation Event and the shares of Series A Preferred Stock are not converted into or exchanged for other shares or cash or other property in connection with such Liquidation Event, then the shares of Series A Preferred Stock shall remain outstanding and if a subsequent Liquidation Event shall occur then, subject to the rights of holders of shares of Senior Liquidation Stock and Parity Liquidation Stock, shares of Series A Preferred Stock shall be entitled to receive the remaining unpaid amount of the Liquidation Preference in connection with such subsequent Liquidation Event, if any, before any payment shall be made or any assets distributed to the holders of any Junior Liquidation Stock.  The provisions of this Section 4(b) shall be applied successively to each such subsequent Liquidation Event until the Liquidation Preference shall have been paid in full.

(c)                                  Participating Rights.  After the holders of Series A Preferred Stock shall have receive payment in full of the Liquidation Preference in accordance with Section 4(a) or 4(b) and after payment in full of the liquidation preference of any Junior Liquidation Stock, the remaining assets of the Corporation shall be distributed to the holders of Series A Preferred Stock, Common Stock, and shares of any other class or series of capital stock of the Corporation entitled to share in such remaining assets, pro rata based on the number of shares of Common Stock held by each.  For this purpose, a holder of shares of Series A Preferred Stock shall be deemed to hold the number of shares of Common Stock which such holder is entitled to receive upon conversion in full pursuant to Section 6 of such holder’s shares of Series A Preferred Stock at the Conversion Rate in effect on the record date for the distribution under this Section 4(c) or, in the absence of a record date, on the date of such distribution.

(d)                                 Valuation of Non-Cash Consideration.  In any Liquidation Event, if the consideration received by the Corporation and distributed to holders of Series A Preferred Stock is other than cash or the consideration received directly by holders of Series A Preferred Stock is other than cash, then for purposes of the amount of the Liquidation Preference received by holders of Series A Preferred Stock or the amount received by holders of Series A Preferred Stock and holders of other stock for purposes of Section 4(c), the value of such consideration will be deemed its fair market value.  The Corporation shall give prompt notice of such valuation to each holder of Series A Preferred Stock.  The fair market value of any assets or securities, other than cash, shall be determined as follows:

(i)                                     Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:

(A)                               If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the five trading day period ending three days prior to the record date for distribution of such consideration to holders of Series A Preferred Stock or, if such Liquidation Event has a closing, prior to such closing date, as the case may be;

(B)                               If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the five trading day period ending three days prior to the record date for distribution of such

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consideration to holders of Series A Preferred Stock or, if such Liquidation Event has a closing, prior to such closing date, as the case may be; and

(C)                               If there is no active public market, the value shall be the fair market value thereof, as determined by the Corporation and approved by the affirmative vote of holders of a majority of the votes entitled to be cast by holders of the outstanding shares of Series A Preferred Stock and Common Stock, voting together as a single class.

(ii)                                  The method of valuation of any assets or securities, other than cash, subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value, determined as above in (i)(A), (B) or (C), to reflect the approximate fair market value thereof, as determined by the Corporation and approved by the affirmative vote of holders of a majority of the votes entitled to be cast by holders of the outstanding shares of Series A Preferred Stock and Common Stock, voting together as a single class.  If such holders do not approve the approximate fair market value determined by the Corporation, then the Corporation shall select an investment bank or appraiser experienced in appraising financial assets to determine the approximate fair market value.  The cost of such investment banking service shall be paid by the Corporation.

(iii)                               The value of any assets that are not cash or securities shall be determined in good faith by the Board of Directors and set forth in a Board Resolution.

(e)                                  The Corporation shall not close an Acquisition (if the Corporation is a party to such transaction) or Asset Transfer or complete any other Liquidation Event that involves corporate action by the Corporation until the Corporation has complied with the requirements of Section 4(d).

(f)                                   The Corporation shall give each holder of record of Series A Preferred Stock written notice of any proposed transaction to which the Corporation is a party and to which this Section 4 would be applicable not later than ten Business Days prior to the stockholders’ meeting, if any, called to approve such transaction, or ten Business Days prior to the closing of such transaction, if the Corporation does not call a stockholders’ meeting.  Such notice shall describe the material terms and conditions of the proposed transaction and state that such transaction is subject to the provisions of this Section 4.  The Corporation shall thereafter give holders of record of Series A Preferred Stock prompt written notice of any material changes to the material terms and conditions of such transaction that were described in such earlier notice.  In case such transaction is subject to stockholder approval, the Corporation shall also notify the holders of record of the Series A Preferred Stock in writing of the approval of such transaction promptly after such approval.

5.                                      No Mandatory or Optional Redemption; No Sinking Fund.  The shares of Series A Preferred Stock shall not be subject to mandatory redemption by the Corporation.  The Corporation shall not have the right at its option to redeem any shares of Series A Preferred Stock.  No holder shall have the right to require the Corporation to redeem any shares of Series A Preferred Stock or be entitled to the benefit of any sinking fund for the Series A Preferred Stock.

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6.                                      Conversion.  The holders of the Series A Preferred Stock shall have conversion rights as follows:

(a)                                 Right to Convert.  Each share of Series A Preferred Stock shall be convertible into that number of fully-paid and nonassessable shares of Common Stock that is equal to the applicable Original Issuance Price divided by the applicable Conversion Price (as hereinafter defined).  The Conversion Price for a share of Series A Preferred Stock shall initially be the Original Issuance Price and shall be subject to adjustment as provided herein (the “Conversion Price”).  The number of shares of Common Stock into which each share of Series A Preferred Stock may be converted is hereinafter referred to as the “Conversion Rate”.  Upon any decrease in the Conversion Price as provided in this Section 6, the Conversion Rate shall be correspondingly increased; and upon any increase in the Conversion Price as provided in this Section 6, the Conversion Rate shall be correspondingly decreased.

(b)                                 Automatic Conversion Upon Public Offering.  Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the then-effective Conversion Rate for such share immediately upon the closing of a Qualifying Public Offering.

(c)                                  Exercise of Conversion Right.

(i)                                     A holder of Series A Preferred Stock shall be entitled to convert such holder’s shares into shares of Common Stock by (1) giving a conversion notice to the Corporation at its principal executive office or at the office of any transfer agent for the Series A Preferred Stock and (2) surrendering the certificate or certificates therefor, duly endorsed with appropriate signature guaranties, at such office of the Corporation or such transfer agent at which such holder has given such conversion notice; provided, however, that in the event of an automatic conversion pursuant to Section 6(b), such conversion of the outstanding shares of Series A Preferred Stock shall occur without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided further, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion or pay any dividend or make any other distribution in respect of such shares of Common Stock unless either the certificates evidencing such shares of Series A Preferred Stock are delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates and furnishes a bond or similar security as may be required by the Corporation.

(ii)                                  The Corporation shall, as soon as practicable after the holder delivers such conversion notice (in case of a conversion at the option of the holder) and share certificates, or after the holder delivers such indemnity agreement and any bond or security, as the case maybe, issue and deliver at such office to such holder of Series A Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to such holder in the amount of any cash amounts payable as the result of a conversion as provided herein.  No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred Stock.  In lieu of any fractional share to

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which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of one share of Common Stock, as determined by the Board of Directors.  In connection with a conversion of shares of Series A Preferred Stock, the Corporation shall also pay the converting holder an amount equal to all declared and unpaid dividends on the shares of Series A Preferred Stock so converted. A conversion at the election of the holder shall be deemed to have been made immediately prior to the close of business on the date on which the holder has delivered both (1) the conversion notice and (2) the share certificates or, in case of lost, stolen or destroyed certificates, such indemnity agreement and any bond or security required hereby, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date; provided, however, that if the conversion is a conversion at the election of the holder in connection with an underwritten offering of securities registered pursuant to the 1933 Act, such conversion may, at the option of the holder, be conditioned upon the closing of the sale of securities pursuant to such offering, in which event the holder shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such offering and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time. In order for a conversion to be so conditioned upon such closing, the conversion notice must expressly state that the conversion is so conditioned.

(d)                                 Adjustments to Conversion Price.

(i)                                    Certain Definitions.  For purposes of this Section 6(d), the following definitions shall apply:

(A)                               “Additional Shares of Common Stock” shall mean all shares of Common Stock issued or, pursuant to Section 6(d)(ii)(B), deemed to be issued by the Corporation after the Original Issue Date, other than any of the following:

(1)                                 shares of Common Stock issued or issuable upon conversion of shares of Series A Preferred Stock;

(2)                                 shares of Common Stock and Common Stock Equivalents issued to officers, directors, or employees of, or consultants to, the Corporation or any of its subsidiaries pursuant to a stock grant, option, or purchase plan or other compensatory stock-based program or agreement approved by the Board of Directors;

(3)                                 shares of Common Stock issued or issuable or, pursuant to Section 6(d)(ii)(B), deemed issued to any Person which is or will be, itself or through its subsidiaries or affiliates, an operating company in a business related to or complementary with the business of the Corporation or any of its subsidiaries, including, but not limited to, in connection with a strategic alliance, licensing transaction, corporate partnering arrangement, joint venture, or joint development agreement, and in the transaction for which the Corporation receives material benefits in addition to the investment of capital in the Corporation and in which transaction the total consideration the Corporation receives and is to receive is at least equal to the value of the Common Stock issued or issuable, or, pursuant to Section 6(d)(ii)(B), deemed issued to such Person, plus the

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amount of all consideration to be paid by the Corporation or any of its subsidiaries in such transaction, as determined by the Board of Directors and set forth in a Board Resolution;

(4)                                 shares of Common Stock issued as a dividend or distribution on the Series A Preferred Stock;

(5)                                 shares of Common Stock issued in an event for which adjustments are otherwise made pursuant to Section 6(d)(iii);

(6)                                 shares of Common Stock issued or, pursuant to Section 6(d)(ii)(B), deemed issued:

(x)                                 as consideration, whether in whole or in part, to any Person for providing services or supplying goods to the Corporation, including, without limitation issued to any landlord;

(y)                                 to any lending, equipment leasing or financial institution in connection with any equipment or facility lease or financing, so long as such issuance or deemed issuance of Common Stock in connection with such lease or financing is not primarily for the purpose of obtaining equity financing for the Corporation; and

(z)                                  to pay all or a portion of any investment banking, placement agent, finders or similar fee or commission; and

(7)                                 shares of Common Stock issued or, pursuant to Section 6(d)(ii)(B), deemed issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board of Directors.

(B)                               “Original Issue Date” means the date on which the first share of Series A Preferred Stock was issued.

(ii)                                Adjustment of Conversion Price for the Series A Preferred Stock Upon Certain Issuances of Additional Shares of Common Stock.  (A) If the Corporation shall issue or be deemed by Section 6(d)(ii)(B) to have issued Additional Shares of Common Stock, without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issuance, then and in each such event such Conversion Price shall be reduced to a price (calculated to the nearest one thousandth (1/1,000) of a cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be:

(1)                                 the number of shares of Common Stock outstanding immediately prior to such issuance, plus

(2)                                 the number of shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents that are outstanding immediately prior to such issuance, including, without limitation, the outstanding shares of Series A Preferred Stock, plus

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(3)                                 the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price, and the denominator of which shall be:

(x)                                 the number of shares of Common Stock outstanding immediately prior to such issuance, plus

(y)                                 the number of shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents that are outstanding immediately prior to such issuance, including, without limitation, the outstanding shares of Series A Preferred Stock, plus

(z)                                  the number of such Additional Shares of Common Stock so issued.

(B)                               Deemed Issue of Additional Shares of Common Stock.  If the Corporation at any time or from time to time after the Original Issue Date shall issue any Common Stock Equivalents or shall fix a record date for the determination of holders of any class of securities of stock entitled to receive any Common Stock Equivalents, then the maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange of such Common Stock Equivalents (as set forth in the instrument relating thereto, determined without regard to any provisions contained therein for a subsequent adjustment of such number) shall be deemed to be Additional Shares of Common Stock issued at the time of such issuance of Common Stock Equivalents (subject to the exceptions set forth in Section 6(d)(i)(A)(1) through (7)), or, in case a record date shall have been fixed for such issuance, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(1)                                 except as provided in Section 6(d)(ii)(B)(2), no further adjustment in the Conversion Price shall be made upon the subsequent issuance of shares of Common Stock upon the exercise, conversion or exchange of such Common Stock Equivalents;

(2)                                 if such Common Stock Equivalents by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Corporation, or change in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (other than under or by reason of provisions designed to protect against dilution), the Conversion Price computed upon the original issue thereof (or upon the fixing of a record date with respect thereto) and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Common Stock Equivalents or the rights of exercise, conversion or exchange under such Common Stock Equivalents; and

(3)                                 no readjustment pursuant to clause (B) immediately above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (x) the Conversion Price on the original adjustment date for which adjustment was made in

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respect of such Common Stock Equivalents and (y) the Conversion Price that would have resulted from any issuance between the original adjustment date and such readjustment date of Additional Shares of Common Stock or Common Stock Equivalents other than in respect of the issuance of Common Stock Equivalents in respect of which such readjustment is being made.

(C)                               Determination of Consideration.  For purposes of this Section 6(d), the consideration received by the Corporation for the issuance of any Additional Shares of Common Stock shall be computed as follows:

(1)                                 Cash and Property. Such consideration shall:

(x)                                 insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof;

(y)                                 insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined by the Board of Directors in the good faith exercise of its reasonable business judgment; and

(z)                                  in the event Additional Shares of Common Stock are issued together with other shares or securities or the transfer of assets of the Corporation for consideration which consists of both cash and property other than cash, be the proportion of such consideration so received, computed as provided in clauses (x) and (y) above, as determined in good faith by the Board.

(2)                                 Common Stock Equivalents. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6(d)(ii)(B) upon issuance of Common Stock Equivalents shall be determined by dividing:

(x)                                 the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto and determined without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise, conversion or exchange of such Common Stock Equivalents, by

(y)                                 the maximum number of shares of Common Stock as set forth in the instruments relating thereto (determined without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.

(iii)                            Adjustments for Subdivisions, Stock Splits, Stock Dividends, or Combinations of Common Stock.  If the outstanding shares of Common Stock shall be subdivided (including by stock split or reclassification) into a greater number of shares of Common Stock or if the Corporation shall declare or pay a dividend to holders of Common

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Stock in the form of additional shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision, stock split, reclassification or stock dividend shall be proportionately decreased, concurrently with the effectiveness of such subdivision, stock split or reclassification or the payment date for such stock dividend, as the case may be.  If the outstanding shares of Common Stock shall be combined (including by reverse stock split or reclassification) into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination, reverse stock split, or reclassification shall, concurrently with the effectiveness of such combination, reverse stock split, or reclassification be proportionately increased.  Adjustments to the Conversion Price then in effect shall become effective retroactively with respect to conversions made subsequent to the record date and on or before the payment date in the case of a dividend.

(iv)                              Adjustments for Other Distributions.  If the Corporation at any time or from time to time makes or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution payable in securities of the Corporation other than shares of Common Stock and other than in a transaction to which another adjustment provision of this Section 6 applies, then and in each such event provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock to which they are entitled, the amount of such other securities of the Corporation which they would have received had they converted their Series A Preferred Stock into Common Stock immediately prior to such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 6 with respect to the conversion rights of the holders of the Series A Preferred Stock and under the terms of such other securities.  In lieu of making provision for issuance of such other securities to the holders of Series A Preferred Stock, the Corporation may make an adjustment to the Conversion Price in an amount and manner that is consistent with the adjustment provisions of this Section 6, as determined by the Board of Directors and set forth in a Board Resolution.

(v)                                  Adjustments for Reclassification, Exchange and Substitution.  If the Common Stock issuable upon conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6(d)(iii)), the Conversion Price in effect immediately prior to such reorganization, reclassification or other change shall, concurrently with the effectiveness of such reorganization, reclassification or other change, be proportionately adjusted such that immediately after such reorganization, reclassification or other change the Series A Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of such other class or classes into which the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock immediately before such reorganization, reclassification or other change would have been so changed.  Thereafter, the number of shares of such other class or classes into which the Series A Preferred Stock shall be convertible shall be subject to adjustment in accordance with this Section 6.

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(e)                                  Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and give by notice to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.  The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock or any other class or classes of securities and the amount, if any, of other property which at the time such holder is entitled to receive upon the conversion of such holder’s shares of Series A Preferred Stock.

(f)                                    Notices of Record Date.  If the Corporation shall propose at any time:

(i)                                     to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(ii)                                  to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; or

(iii)                               to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock;

then, in connection with each such event, the Corporation shall send to the holders of the Series A Preferred Stock at least ten Business Days’ prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and, if known, specifying the date on which the holders of Common Stock shall be entitled to such dividend, distribution or subscription) or for determining rights to vote in respect of the matters referred to in clause (iii) above.

Each such written notice shall be given by first class mail, postage prepaid, addressed to the holders of Series A Preferred Stock at their respective addresses as shown on the books of the Corporation.

(g)                                 Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall be insufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

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(h)                                 Miscellaneous.

(i)                                     All calculations under this Section 6 shall be made to the nearest one thousandth (1/1,000) of a cent or to the nearest one hundredth (1/100) of a share, as the case may be.

(ii)                                  No adjustment in the Conversion Price of the Series A Preferred Stock need to be made if such adjustment would result in a change in such Conversion Price of less than $0.00001.  Any adjustment of less than $0.00001 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.00001 or more in such Conversion Price.

7.                                      Voting.  The holders of Series A Preferred Stock shall have the following voting rights:

(a)                                 General Voting Rights.

(i)                                     Except as otherwise provided herein, including, without, limitation Sections 7(a)(ii), 7(b), and 8, in any other instrument that forms part of the Certificate of Incorporation of the Corporation and sets forth the rights, powers and preferences of any other class or series of stock, or by the GCL, the holders of shares of Series A Preferred Stock shall vote together with holders of the Common Stock and holders of any other class or series of capital stock of the Corporation having the right to vote together with holders of the Common Stock, as a single class on all matters submitted to a vote of stockholders of the Corporation.  Each holder of shares of Series A Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such holder’s shares of Series A Preferred Stock could be converted in accordance with Section 6 on the applicable record date for the particular vote or, if the Board of Directors shall not have fixed a record date, the date of such vote.  No holder shall be entitled to fractional votes and any fractional voting rights that would otherwise result from the method set forth in the immediately preceding sentence (after aggregating all shares of Common Stock into which shares of Series A Preferred Stock held by the same holder could be converted) shall be disregarded.

(ii)                                  If any proposed amendment to the Certificate of Incorporation of the Corporation would increase or decrease the authorized number of shares of Series A Preferred Stock, increase or decrease the par value of the Series A Preferred Stock or alter or change the powers, preferences, or special rights of the Series A Preferred Stock so as to affect the Series A Preferred Stock adversely, then, except as otherwise provided in Sections 2 and 8, the holders of the Series A Preferred Stock shall be entitled to vote as a separate class upon such amendment, and the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock shall be necessary to the adoption thereof, in addition to such other vote as may be required by the GCL.

(iii)                               Except as set forth herein, or as otherwise provided by law, holders of shares of Series A Preferred Stock shall have no special voting rights and their vote or consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action, including, without limitation, the creation or issuance of any class or series of capital stock having preferences or relative,

15

participating, optional, or other rights that rank senior to or on a parity with the Series A Preferred Stock.

(b)                                 Election of Directors.

(i)                                     So long as at least 25 percent of the shares of Series A Preferred Stock originally issued remain outstanding, the holders of shares of Series A Preferred Stock, voting as a separate class, shall be entitled to elect, from time to time one director of the Corporation (the “Series A Director”).  If the Series A Director resigns or is unable to serve as a director, so long as by the terms of this Section 7(b)(i) the holders of shares of Series A Preferred Stock shall have the right to elect the Series A Director, the holders of shares of Series A Preferred Stock shall be entitled to fill the vacancy so created by electing a successor Series A Director, provided that the Board of Directors may fill such vacancy if holders of shares of Series A Preferred Stock entitled to cast a majority of the votes entitled to be cast by holders of all outstanding shares of Series A Preferred Stock shall have instructed the Board of Directors in writing to elect the Person designated by such holders in writing to fill such vacancy.  So long as by the terms of this Section 7(b)(i) the holders of shares of Series A Preferred Stock shall have the right to elect the Series A Director, holders of shares of Series A Preferred Stock may remove the Series A Director with or without cause, but only by the affirmative vote of holders of a majority of the votes entitled to be cast by holders of all outstanding shares of Series A Preferred Stock.  The Series A Director may not be removed by holders of Series A Preferred Stock except as specifically provided in this Section 7(b)(i).

(ii)                                  At such time as holders of Series A Preferred Stock shall no longer have the right to elect the Series A Director pursuant to Section 7(b)(i), holders of shares of Series A Preferred Stock shall thereafter be entitled to vote together with holders of the Common Stock and holders of any other class or series of capital stock of the Corporation having the right to vote together with holders of the Common Stock, as a single class, in the election of directors for whom holders of the Common Stock are entitled to vote.

(iii)                               The right of the holders of Series A Preferred Stock to elect the Series A Director pursuant to Section 7(b)(i) shall terminate upon the closing of the Qualifying Public Offering.

8.                                      Certain Amendments, Modifications.

(a)                                 Notwithstanding anything to the contrary contained herein and except as otherwise required by law, any term or provision in this Certificate may be amended, modified or waived from time to time in connection with the issuance by the Corporation of any Common Stock or Common Stock Equivalents in a financing transaction the principal purpose of which is to raise capital for the Corporation if (1) the price per share at which Common Stock is issued or deemed issued in such transaction is equal to or greater than the Conversion Price in effect on the date of and immediately prior to such issuance or deemed issuance and (2) such amendment, modification or waiver is approved by (x) the affirmative vote of holders of shares of Series A Preferred Stock entitled to cast a majority of the votes entitled to be cast by the holders of all outstanding shares of Series A Preferred Stock, voting as a separate class in accordance with the Investor Rights Agreement, and (y) the Board of Directors; provided, however, that no such amendment, modification or waiver may be made pursuant to this Section 8 that would reduce

16

the amount of the Liquidation Preference or eliminate the senior rank of the Series A Preferred Stock with respect to the Common Stock as to dividends and distribution of assets upon liquidation or would eliminate the right of holders of the Series A Preferred Stock to elect the Series A Director in accordance with Section 7(b)(i), but may be made in accordance with the GCL and Section 7(a).

(b)                                 The issuance by the Corporation of Common Stock Equivalents in a financing transaction the principal purpose of which is to raise capital for the Corporation shall be deemed the issuance at the time of such issuance of Common Stock Equivalents of the Common Stock issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.  The price per share at which the shares of Common Stock are so deemed to have been issued shall be determined by dividing:

(i)                                     the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto and determined without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise, conversion or exchange of such Common Stock Equivalents, by

(ii)                                  the maximum number of shares of Common Stock as set forth in the instruments relating thereto (determined without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.

9.                                      Notices.  Any notice required by the provisions of this Certificate to be given to the holders of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to such holders of record at their respective addresses appearing on the stock books of the Corporation.

17

IN WITNESS WHEREOF, this Certificate is executed on behalf of the Corporation by its Secretary this 24th day of July, 2008.

/s/ Brian W. Pusch
Brian W. Pusch, Secretary

18

KOLLTAN PHARMACEUTICALS, INC.

CERTIFICATE OF AMENDMENT OF
CERTIFICATE DESIGNATING
SERIES A CONVERTIBLE PREFERRED STOCK
AND FIXING THE PREFERENCES AND
RELATIVE, PARTICIPATING, OPTIONAL,
AND OTHER RIGHTS THEREOF

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

Kolltan Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), in accordance with Section 103 of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies as follows:

A Certificate Designating Series A Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof (the “Certificate of Designations”) was filed with the Secretary of State of the State of Delaware on July 24, 2008 pursuant to Section 151 of the General Corporation Law.  The Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law duly adopted a resolution setting forth a proposed amendment of the Certificate of Designations, and declaring such amendment advisable.  The proposed amendment was duly adopted in accordance with the provisions of Sections 242 and 228 (by the written consent of the stockholders of the Corporation) of the General Corporation Law.  The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate Designating Series A Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof of Kolltan Pharmaceuticals, Inc. be amended in its entirety in the form set forth in Exhibit A attached hereto.

*              *              *

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:15 AM 02/27/2009
FILED 11:15 AM 02/27/2009
SRV 090213855 - 4459438 FILE

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this 27th day of February, 2009.

KOLLTAN PHARMACEUTICALS, INC.

By:	/s/ Arthur G. Althschul, Jr.
	Name:	Arthur G. Altschul, Jr.
	Title:	Chairman of the Board

EXHIBIT A

KOLLTAN PHARMACEUTICALS, INC.

CERTIFICATE DESIGNATING

SERIES A CONVERTIBLE PREFERRED STOCK

AND FIXING THE PREFERENCES AND

RELATIVE, PARTICIPATING, OPTIONAL,

AND OTHER RIGHTS THEREOF

1.                                      Definitions.

(a)                                 As used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Acquisition” means the acquisition of the Corporation by another Person by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) as a result of which Persons who were stockholders of the Corporation immediately prior to such transaction or series of related transactions, own less than fifty percent (50%) of the voting power of the outstanding securities of the Corporation immediately after such transaction or series of related transactions, or of the Person who is the continuing or surviving entity in such transaction or of the Person who issues its voting securities to Persons who were stockholders of the Corporation immediately prior to such transaction, as the case may be, excluding any reorganization, merger or consolidation effected exclusively to change the domicile of the Corporation.

“Additional Shares of Common Stock” is defined in Section 6(d)(i)(A).

“Asset Transfer” means a transaction that constitutes a sale of all or substantially all of the assets of the Corporation for purposes of Section 271 of the GCL or a lease of all or substantially all of the assets of the Corporation in a single transaction or series of related transactions.

“Board of Directors” or “Board” means the Board of Directors of the Corporation.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors, or duly authorized committee thereof (to the extent permitted by applicable law), and to be in full force and effect on the date of such certification, and which the Corporation shall furnish by notice to the holders of Series A Preferred Stock.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

“Common Stock” includes the Common Stock, $.001 par value, of the Corporation as authorized on the date hereof, and any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise and any stock (other than Common Stock) and other securities of the Corporation or any other Person which any holder of Series A Preferred Stock at any time shall be entitled to receive, or shall have received, on the exercise of conversion rights of the Series A Preferred Stock or any such other securities, in lieu of or in addition to Common Stock.

“Common Stock Equivalent” shall mean any security, agreement or instrument convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock, directly or indirectly.

“Conversion Price” is defined in Section 6(a).

“Conversion Rate” is defined in Section 6(a).

“GCL” means the General Corporation Law of the State of Delaware.

“Investor Rights Agreement” means the Investor Rights Agreement dated as of May 1, 2008, by and among the Corporation and the holders of Series A Preferred Stock.

“Junior Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank junior to the Series A Preferred Stock as to the payment of dividends.

“Junior Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank junior to the Series A Preferred Stock as to the distribution of assets upon liquidation.

“Liquidation Event” means any (a) liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, or its insolvency, (b) Acquisition, or (c) Asset Transfer.

“Liquidation Preference” means $1.00 per share for the Series A Preferred Stock plus an amount equal to the declared and unpaid dividends thereon and the amount of dividends thereon required by this Certificate to be declared and paid thereon and not so declared and paid at the date of final distribution to the holders of shares of Series A Preferred Stock in connection with the liquidation, distribution or winding up of the Corporation (subject to equitable adjustment of such dollar amount from time to time for any stock splits of stock dividends or payable in shares of Series A Preferred Stock on combinations, recapitalizations or the like of the Series A Preferred Stock, as such adjustments are determined by the Board of Directors and set forth in a Board Resolution).

“1933 Act” means the Securities Act of 1933, as amended.

“Original Issuance Price” means $1.00 per share.

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“Parity Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank on a parity with the Series A Preferred Stock as to payment of dividends.

“Parity Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank on a parity with the Series A Preferred Stock as to distribution of assets upon dissolution and liquidation.

“Person” means any natural person and any corporation, trust, partnership, limited liability partnership, limited liability company, venture, government (or agency or subdivision thereof) or other business entity.

“Preferred Stock” means the Preferred Stock, $.001 par value, of the Corporation.

“Qualifying Public Offering” means a public offering of shares of Common Stock underwritten on a firm commitment basis pursuant to a registration statement under the 1933 Act that results in gross proceeds to the Corporation of at least $25,000,000 (calculated before deduction of underwriting discounts and commissions and offering expenses) and is at a price per share of Common Stock not less than $3.00, such price subject to:

(1)                                 proportionate adjustments from time to time, as determined by the Board of Directors as set forth in a Board Resolution, in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Common Stock or the Series A Preferred Stock; and

(2)                                 in case of an adjustment of the Conversion Price pursuant to Section 6(d)(ii), to an amount determined by multiplying:

(A)                               such price (as the same may therefore have been adjusted) times

(B)                               a fraction of which

(i)                                     the numerator is the quotient obtained by dividing the aggregate number of shares of Series A Preferred Stock outstanding immediately prior to such adjustment of the Conversion Price by the Conversion Price in effect immediately prior to such adjustment in the Conversion Price, and

(ii)                                  the denominator is the quotient obtained by dividing the aggregate number of shares of Series A Preferred Stock outstanding immediately prior to such adjustment of the Conversion Price by the Conversion Price in effect immediately after such adjustment in the Conversion Price.

“Senior Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank senior to the Series A Preferred Stock as to payment of dividends.

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“Senior Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank senior to the Series A Preferred Stock as to the distribution of assets upon dissolution and liquidation.

“Series A Director” is defined in Section 7(b)(i).

“Series A Preferred Stock” is defined in Section 2.

(b)                                 Capitalized terms defined elsewhere in this Certificate are used in this Certificate as so defined.

(c)                                  All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Certificate.

(d)                                 Any reference in this Certificate to a section or subsection shall be a reference to the particular section or subsection of this Certificate, unless specifically stated otherwise.

2.                                      Designation and Amount.  The Corporation hereby establishes a series of its class of Preferred Stock, which series shall be designated “Series A Convertible Preferred Stock,” $.001 par value (the “Series A Preferred Stock”), and the number of shares constituting the Series A Preferred Stock shall be 50,000,000.  Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of any outstanding options, warrants or other rights which entitle the holder to purchase or otherwise acquire shares of Series A Preferred Stock or upon the conversion of any outstanding securities issued by the Corporation which are convertible into Series A Preferred Stock.

3.                                      Dividends.

(a)                                 Dividends on Series A Preferred Stock.  The holders of outstanding shares of Series A Preferred Stock shall be entitled to receive, out of funds legally available for such purpose, dividends payable when, as and if declared by the Board of Directors.  The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of Common Stock (other than a stock dividend on the Common Stock distributed solely in the form of additional shares of Common Stock, adjustment for which is provided in Section 6(d)(iii) or solely in the form of securities of the Corporation, adjustment for which is provided in Section 6(d)(iv)), only if simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series A Preferred Stock in such amount as would be payable on the largest number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder could be converted pursuant to the provisions of Section 6 hereof, such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend (which date shall be the record date for such

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dividend on Series A Preferred Stock) as if such conversion had occurred immediately prior to such record date.  Holders of shares of Series A Preferred Stock shall not be entitled to accumulation of dividends.

(b)                                 Certain Dividends Permitted.  The Corporation may declare and pay or set aside for payment dividends on Senior Dividend Stock, Parity Dividend Stock and Junior Dividend Stock (other than Common Stock) in accordance with the rights and preferences of such shares of Senior Dividend Stock, Parity Dividend Stock and Junior Dividend Stock, without paying dividends on the Series A Preferred Stock.

4.                                      Liquidation Rights.

(a)                                 Liquidation Preference.  In the event of any Liquidation Event, before any payment shall be made or any assets distributed to the holders of Common Stock or any Junior Liquidation Stock and subject to the rights and preferences of any Senior Liquidation Stock or Parity Liquidation Stock, holders of the Series A Preferred Stock shall be entitled to receive pari passu with holders of Parity Liquidation Stock, out of the assets of the Corporation available for distribution to holders of the Series A Preferred Stock and any Parity Liquidation Stock, the Liquidation Preference for each outstanding share of Series A Preferred Stock before the Corporation makes any payment or distribution on account of such Liquidation Event to holders of Junior Liquidation Stock.

(b)                                 Priority.  If upon the Liquidation Event the available assets to be distributed among the holders of the Series A Preferred Stock and the holders of any Parity Liquidation Stock are insufficient to permit the payment to such holders of Series A Preferred Stock of the full Liquidation Preference for their shares and to holders of Parity Liquidation Stock the full preferential amounts to which they are entitled, then the holders of the Series A Preferred Stock and Parity Liquidation Stock shall share ratably in any distribution of available assets in proportion to the full Liquidation Preference of the Series A Preferred Stock that would otherwise be payable to holders of Series A Preferred Stock on account of such Liquidation Event and the full liquidation preference amounts which would otherwise be payable upon liquidation with respect to the outstanding shares of Parity Liquidation Stock on account of such Liquidation Event if the Liquidation Preference and all liquidation preference amounts of the Parity Liquidation Stock were paid in full.  In case of payment of less than the full amount of the Liquidation Preference of each share of Series A Preferred Stock on account of a particular Liquidation Event, if the Corporation is not dissolved in connection with such Liquidation Event and the shares of Series A Preferred Stock are not converted into or exchanged for other shares or cash or other property in connection with such Liquidation Event, then the shares of Series A Preferred Stock shall remain outstanding and if a subsequent Liquidation Event shall occur then, subject to the rights of holders of shares of Senior Liquidation Stock and Parity Liquidation Stock, shares of Series A Preferred Stock shall be entitled to receive the remaining unpaid amount of the Liquidation Preference in connection with such subsequent Liquidation Event, if any, before any payment shall be made or any assets distributed to the holders of any Junior Liquidation Stock.  The provisions of this Section 4(b) shall be applied successively to each such subsequent Liquidation Event until the Liquidation Preference shall have been paid in full.

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(c)                                  Participating Rights.  After the holders of Series A Preferred Stock shall have receive payment in full of the Liquidation Preference in accordance with Section 4(a) or 4(b) and after payment in full of the liquidation preference of any Junior Liquidation Stock, the remaining assets of the Corporation shall be distributed to the holders of Series A Preferred Stock, Common Stock, and shares of any other class or series of capital stock of the Corporation entitled to share in such remaining assets, pro rata based on the number of shares of Common Stock held by each.  For this purpose, a holder of shares of Series A Preferred Stock shall be deemed to hold the number of shares of Common Stock which such holder is entitled to receive upon conversion in full pursuant to Section 6 of such holder’s shares of Series A Preferred Stock at the Conversion Rate in effect on the record date for the distribution under this Section 4(c) or, in the absence of a record date, on the date of such distribution.

(d)                                 Valuation of Non-Cash Consideration.  In any Liquidation Event, if the consideration received by the Corporation and distributed to holders of Series A Preferred Stock is other than cash or the consideration received directly by holders of Series A Preferred Stock is other than cash, then for purposes of the amount of the Liquidation Preference received by holders of Series A Preferred Stock or the amount received by holders of Series A Preferred Stock and holders of other stock for purposes of Section 4(c), the value of such consideration will be deemed its fair market value.  The Corporation shall give prompt notice of such valuation to each holder of Series A Preferred Stock.  The fair market value of any assets or securities, other than cash, shall be determined as follows:

(i)                                     Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:

(A)                               If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the five trading day period ending three days prior to the record date for distribution of such consideration to holders of Series A Preferred Stock or, if such Liquidation Event has a closing, prior to such closing date, as the case may be;

(B)                               If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the five trading day period ending three days prior to the record date for distribution of such consideration to holders of Series A Preferred Stock or, if such Liquidation Event has a closing, prior to such closing date, as the case may be; and

(C)                               If there is no active public market, the value shall be the fair market value thereof, as determined by the Corporation and approved by the affirmative vote of holders of a majority of the votes entitled to be cast by holders of the outstanding shares of Series A Preferred Stock and Common Stock, voting together as a single class.

(ii)                                  The method of valuation of any assets or securities, other than cash, subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value, determined as above in (i)(A),

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(B) or (C), to reflect the approximate fair market value thereof, as determined by the Corporation and approved by the affirmative vote of holders of a majority of the votes entitled to be cast by holders of the outstanding shares of Series A Preferred Stock and Common Stock, voting together as a single class.  If such holders do not approve the approximate fair market value determined by the Corporation, then the Corporation shall select an investment bank or appraiser experienced in appraising financial assets to determine the approximate fair market value.  The cost of such investment banking service shall be paid by the Corporation.

(iii)                               The value of any assets that are not cash or securities shall be determined in good faith by the Board of Directors and set forth in a Board Resolution.

(e)                                  The Corporation shall not close an Acquisition (if the Corporation is a party to such transaction) or Asset Transfer or complete any other Liquidation Event that involves corporate action by the Corporation until the Corporation has complied with the requirements of Section 4(d).

(f)                                   The Corporation shall give each holder of record of Series A Preferred Stock written notice of any proposed transaction to which the Corporation is a party and to which this Section 4 would be applicable not later than ten Business Days prior to the stockholders’ meeting, if any, called to approve such transaction, or ten Business Days prior to the closing of such transaction, if the Corporation does not call a stockholders’ meeting.  Such notice shall describe the material terms and conditions of the proposed transaction and state that such transaction is subject to the provisions of this Section 4.  The Corporation shall thereafter give holders of record of Series A Preferred Stock prompt written notice of any material changes to the material terms and conditions of such transaction that were described in such earlier notice.  In case such transaction is subject to stockholder approval, the Corporation shall also notify the holders of record of the Series A Preferred Stock in writing of the approval of such transaction promptly after such approval.

5.                                      No Mandatory or Optional Redemption; No Sinking Fund.  The shares of Series A Preferred Stock shall not be subject to mandatory redemption by the Corporation.  The Corporation shall not have the right at its option to redeem any shares of Series A Preferred Stock.  No holder shall have the right to require the Corporation to redeem any shares of Series A Preferred Stock or be entitled to the benefit of any sinking fund for the Series A Preferred Stock.

6.                                      Conversion.  The holders of the Series A Preferred Stock shall have conversion rights as follows:

(a)                                 Right to Convert.  Each share of Series A Preferred Stock shall be convertible into that number of fully-paid and nonassessable shares of Common Stock that is equal to the applicable Original Issuance Price divided by the applicable Conversion Price (as hereinafter defined).  The Conversion Price for a share of Series A Preferred Stock shall initially be the Original Issuance Price and shall be subject to adjustment as provided herein (the “Conversion Price”).  The number of shares of Common Stock into which each share of Series A Preferred Stock may be converted is hereinafter referred to as the “Conversion Rate”.  Upon any

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decrease in the Conversion Price as provided in this Section 6, the Conversion Rate shall be correspondingly increased; and upon any increase in the Conversion Price as provided in this Section 6, the Conversion Rate shall be correspondingly decreased.

(b)                                 Automatic Conversion Upon Public Offering.  Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the then-effective Conversion Rate for such share immediately upon the closing of a Qualifying Public Offering.

(c)                                  Exercise of Conversion Right.

(i)                                     A holder of Series A Preferred Stock shall be entitled to convert such holder’s shares into shares of Common Stock by (1) giving a conversion notice to the Corporation at its principal executive office or at the office of any transfer agent for the Series A Preferred Stock and (2) surrendering the certificate or certificates therefor, duly endorsed with appropriate signature guaranties, at such office of the Corporation or such transfer agent at which such holder has given such conversion notice; provided, however, that in the event of an automatic conversion pursuant to Section 6(b), such conversion of the outstanding shares of Series A Preferred Stock shall occur without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided further, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion or pay any dividend or make any other distribution in respect of such shares of Common Stock unless either the certificates evidencing such shares of Series A Preferred Stock are delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates and furnishes a bond or similar security as may be required by the Corporation.

(ii)                                  The Corporation shall, as soon as practicable after the holder delivers such conversion notice (in case of a conversion at the option of the holder) and share certificates, or after the holder delivers such indemnity agreement and any bond or security, as the case maybe, issue and deliver at such office to such holder of Series A Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to such holder in the amount of any cash amounts payable as the result of a conversion as provided herein.  No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred Stock.  In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of one share of Common Stock, as determined by the Board of Directors.  In connection with a conversion of shares of Series A Preferred Stock, the Corporation shall also pay the converting holder an amount equal to all declared and unpaid dividends on the shares of Series A Preferred Stock so converted. A conversion at the election of the holder shall be deemed to have been made immediately prior to the close of business on the date on which the holder has delivered both (1) the conversion notice and (2) the share certificates or, in case of lost, stolen or destroyed certificates, such indemnity agreement

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and any bond or security required hereby, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date; provided, however, that if the conversion is a conversion at the election of the holder in connection with an underwritten offering of securities registered pursuant to the 1933 Act, such conversion may, at the option of the holder, be conditioned upon the closing of the sale of securities pursuant to such offering, in which event the holder shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such offering and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time. In order for a conversion to be so conditioned upon such closing, the conversion notice must expressly state that the conversion is so conditioned.

(d)                                 Adjustments to Conversion Price.

(i)                                    Certain Definitions.  For purposes of this Section 6(d), the following definitions shall apply:

(A)                               “Additional Shares of Common Stock” shall mean all shares of Common Stock issued or, pursuant to Section 6(d)(ii)(B), deemed to be issued by the Corporation after the Original Issue Date, other than any of the following:

(1)                                 shares of Common Stock issued or issuable upon conversion of shares of Series A Preferred Stock;

(2)                                 shares of Common Stock and Common Stock Equivalents issued to officers, directors, or employees of, or consultants to, the Corporation or any of its subsidiaries pursuant to a stock grant, option, or purchase plan or other compensatory stock-based program or agreement approved by the Board of Directors;

(3)                                 shares of Common Stock issued or issuable or, pursuant to Section 6(d)(ii)(B), deemed issued to any Person which is or will be, itself or through its subsidiaries or affiliates, an operating company in a business related to or complementary with the business of the Corporation or any of its subsidiaries, including, but not limited to, in connection with a strategic alliance, licensing transaction, corporate partnering arrangement, joint venture, or joint development agreement, and in the transaction for which the Corporation receives material benefits in addition to the investment of capital in the Corporation and in which transaction the total consideration the Corporation receives and is to receive is at least equal to the value of the Common Stock issued or issuable, or, pursuant to Section 6(d)(ii)(B), deemed issued to such Person, plus the amount of all consideration to be paid by the Corporation or any of its subsidiaries in such transaction, as determined by the Board of Directors and set forth in a Board Resolution;

(4)                                 shares of Common Stock issued as a dividend or distribution on the Series A Preferred Stock;

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(5)                                 shares of Common Stock issued in an event for which adjustments are otherwise made pursuant to Section 6(d)(iii);

(6)                                 shares of Common Stock issued or, pursuant to Section 6(d)(ii)(B), deemed issued:

(x)                                 as consideration, whether in whole or in part, to any Person for providing services or supplying goods to the Corporation, including, without limitation issued to any landlord;

(y)                                 to any lending, equipment leasing or financial institution in connection with any equipment or facility lease or financing, so long as such issuance or deemed issuance of Common Stock in connection with such lease or financing is not primarily for the purpose of obtaining equity financing for the Corporation; and

(z)                                  to pay all or a portion of any investment banking, placement agent, finders or similar fee or commission; and

(7)                                 shares of Common Stock issued or, pursuant to Section 6(d)(ii)(B), deemed issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board of Directors.

(B)                               “Original Issue Date” means the date on which the first share of Series A Preferred Stock was issued.

(ii)                                Adjustment of Conversion Price for the Series A Preferred Stock Upon Certain Issuances of Additional Shares of Common Stock.  (A) If the Corporation shall issue or be deemed by Section 6(d)(ii)(B) to have issued Additional Shares of Common Stock, without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issuance, then and in each such event such Conversion Price shall be reduced to a price (calculated to the nearest one thousandth (1/1,000) of a cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be:

(1)                                 the number of shares of Common Stock outstanding immediately prior to such issuance, plus

(2)                                 the number of shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents that are outstanding immediately prior to such issuance, including, without limitation, the outstanding shares of Series A Preferred Stock, plus

(3)                                 the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price,

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and the denominator of which shall be:

(x)                                 the number of shares of Common Stock outstanding immediately prior to such issuance, plus

(y)                                 the number of shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents that are outstanding immediately prior to such issuance, including, without limitation, the outstanding shares of Series A Preferred Stock, plus

(z)                                  the number of such Additional Shares of Common Stock so issued.

(B)                               Deemed Issue of Additional Shares of Common Stock.  If the Corporation at any time or from time to time after the Original Issue Date shall issue any Common Stock Equivalents or shall fix a record date for the determination of holders of any class of securities of stock entitled to receive any Common Stock Equivalents, then the maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange of such Common Stock Equivalents (as set forth in the instrument relating thereto, determined without regard to any provisions contained therein for a subsequent adjustment of such number) shall be deemed to be Additional Shares of Common Stock issued at the time of such issuance of Common Stock Equivalents (subject to the exceptions set forth in Section 6(d)(i)(A)(1) through (7)), or, in case a record date shall have been fixed for such issuance, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(1)                                 except as provided in Section 6(d)(ii)(B)(2), no further adjustment in the Conversion Price shall be made upon the subsequent issuance of shares of Common Stock upon the exercise, conversion or exchange of such Common Stock Equivalents;

(2)                                 if such Common Stock Equivalents by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Corporation, or change in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (other than under or by reason of provisions designed to protect against dilution), the Conversion Price computed upon the original issue thereof (or upon the fixing of a record date with respect thereto) and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Common Stock Equivalents or the rights of exercise, conversion or exchange under such Common Stock Equivalents; and

(3)                                 no readjustment pursuant to clause (B) immediately above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (x) the Conversion Price on the original adjustment date for which adjustment was made in respect of such Common Stock Equivalents and (y) the Conversion Price that would have resulted from any issuance between the original adjustment date and such readjustment

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date of Additional Shares of Common Stock or Common Stock Equivalents other than in respect of the issuance of Common Stock Equivalents in respect of which such readjustment is being made.

(C)                               Determination of Consideration.  For purposes of this Section 6(d), the consideration received by the Corporation for the issuance of any Additional Shares of Common Stock shall be computed as follows:

(1)                                 Cash and Property. Such consideration shall:

(x)                                 insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof;

(y)                                 insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined by the Board of Directors in the good faith exercise of its reasonable business judgment; and

(z)                                  in the event Additional Shares of Common Stock are issued together with other shares or securities or the transfer of assets of the Corporation for consideration which consists of both cash and property other than cash, be the proportion of such consideration so received, computed as provided in clauses (x) and (y) above, as determined in good faith by the Board.

(2)                                 Common Stock Equivalents. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6(d)(ii)(B) upon issuance of Common Stock Equivalents shall be determined by dividing:

(x)                                 the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto and determined without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise, conversion or exchange of such Common Stock Equivalents, by

(y)                                 the maximum number of shares of Common Stock as set forth in the instruments relating thereto (determined without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.

(iii)                            Adjustments for Subdivisions, Stock Splits, Stock Dividends, or Combinations of Common Stock.  If the outstanding shares of Common Stock shall be subdivided (including by stock split or reclassification) into a greater number of shares of Common Stock or if the Corporation shall declare or pay a dividend to holders of Common

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Stock in the form of additional shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision, stock split, reclassification or stock dividend shall be proportionately decreased, concurrently with the effectiveness of such subdivision, stock split or reclassification or the payment date for such stock dividend, as the case may be.  If the outstanding shares of Common Stock shall be combined (including by reverse stock split or reclassification) into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination, reverse stock split, or reclassification shall, concurrently with the effectiveness of such combination, reverse stock split, or reclassification be proportionately increased.  Adjustments to the Conversion Price then in effect shall become effective retroactively with respect to conversions made subsequent to the record date and on or before the payment date in the case of a dividend.

(iv)                              Adjustments for Other Distributions.  If the Corporation at any time or from time to time makes or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution payable in securities of the Corporation other than shares of Common Stock and other than in a transaction to which another adjustment provision of this Section 6 applies, then and in each such event provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock to which they are entitled, the amount of such other securities of the Corporation which they would have received had they converted their Series A Preferred Stock into Common Stock immediately prior to such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 6 with respect to the conversion rights of the holders of the Series A Preferred Stock and under the terms of such other securities.  In lieu of making provision for issuance of such other securities to the holders of Series A Preferred Stock, the Corporation may make an adjustment to the Conversion Price in an amount and manner that is consistent with the adjustment provisions of this Section 6, as determined by the Board of Directors and set forth in a Board Resolution.

(v)                                  Adjustments for Reclassification, Exchange and Substitution.  If the Common Stock issuable upon conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6(d)(iii)), the Conversion Price in effect immediately prior to such reorganization, reclassification or other change shall, concurrently with the effectiveness of such reorganization, reclassification or other change, be proportionately adjusted such that immediately after such reorganization, reclassification or other change the Series A Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of such other class or classes into which the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock immediately before such reorganization, reclassification or other change would have been so changed.  Thereafter, the number of shares of such other class or classes into which the Series A Preferred Stock shall be convertible shall be subject to adjustment in accordance with this Section 6.

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(e)                                  Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and give by notice to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.  The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock or any other class or classes of securities and the amount, if any, of other property which at the time such holder is entitled to receive upon the conversion of such holder’s shares of Series A Preferred Stock.

(f)                                    Notices of Record Date.  If the Corporation shall propose at any time:

(i)                                     to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(ii)                                  to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; or

(iii)                               to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock;

then, in connection with each such event, the Corporation shall send to the holders of the Series A Preferred Stock at least ten Business Days’ prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and, if known, specifying the date on which the holders of Common Stock shall be entitled to such dividend, distribution or subscription) or for determining rights to vote in respect of the matters referred to in clause (iii) above.

Each such written notice shall be given by first class mail, postage prepaid, addressed to the holders of Series A Preferred Stock at their respective addresses as shown on the books of the Corporation.

(g)                                 Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall be insufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

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(h)                                 Miscellaneous.

(i)                                     All calculations under this Section 6 shall be made to the nearest one thousandth (1/1,000) of a cent or to the nearest one hundredth (1/100) of a share, as the case may be.

(ii)                                  No adjustment in the Conversion Price of the Series A Preferred Stock need to be made if such adjustment would result in a change in such Conversion Price of less than $0.00001.  Any adjustment of less than $0.00001 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.00001 or more in such Conversion Price.

7.                                      Voting.  The holders of Series A Preferred Stock shall have the following voting rights:

(a)                                 General Voting Rights.

(i)                                     Except as otherwise provided herein, including, without, limitation Sections 7(a)(ii), 7(b), and 8, in any other instrument that forms part of the Certificate of Incorporation of the Corporation and sets forth the rights, powers and preferences of any other class or series of stock, or by the GCL, the holders of shares of Series A Preferred Stock shall vote together with holders of the Common Stock and holders of any other class or series of capital stock of the Corporation having the right to vote together with holders of the Common Stock, as a single class on all matters submitted to a vote of stockholders of the Corporation, other than election of directors.  Each holder of shares of Series A Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such holder’s shares of Series A Preferred Stock could be converted in accordance with Section 6 on the applicable record date for the particular vote or, if the Board of Directors shall not have fixed a record date, the date of such vote.  No holder shall be entitled to fractional votes and any fractional voting rights that would otherwise result from the method set forth in the immediately preceding sentence (after aggregating all shares of Common Stock into which shares of Series A Preferred Stock held by the same holder could be converted) shall be disregarded.

(ii)                                  If any proposed amendment to the Certificate of Incorporation of the Corporation would increase or decrease the authorized number of shares of Series A Preferred Stock, increase or decrease the par value of the Series A Preferred Stock or alter or change the powers, preferences, or special rights of the Series A Preferred Stock so as to affect the Series A Preferred Stock adversely, then, except as otherwise provided in Sections 2 and 8, the holders of the Series A Preferred Stock shall be entitled to vote as a separate class upon such amendment, and the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock shall be necessary to the adoption thereof, in addition to such other vote as may be required by the GCL.

(iii)                               Except as set forth herein, or as otherwise provided by law, holders of shares of Series A Preferred Stock shall have no special voting rights and their vote or consent

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shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action, including, without limitation, the creation or issuance of any class or series of capital stock having preferences or relative, participating, optional, or other rights that rank senior to or on a parity with the Series A Preferred Stock.

(b)                                 Election of Directors.

(i)                                     So long as at least 25 percent of the shares of Series A Preferred Stock originally issued remain outstanding, the holders of shares of Series A Preferred Stock, voting as a separate class, shall be entitled to elect, from time to time one director of the Corporation (the “Series A Director”) only and shall not be entitled to vote in the election of any other director of the Corporation.  If the Series A Director resigns or is unable to serve as a director, so long as by the terms of this Section 7(b)(i) the holders of shares of Series A Preferred Stock shall have the right to elect the Series A Director, the holders of shares of Series A Preferred Stock shall be entitled to fill the vacancy so created by electing a successor Series A Director, provided that the Board of Directors may fill such vacancy if holders of shares of Series A Preferred Stock entitled to cast a majority of the votes entitled to be cast by holders of all outstanding shares of Series A Preferred Stock shall have instructed the Board of Directors in writing to elect the Person designated by such holders in writing to fill such vacancy.  So long as by the terms of this Section 7(b)(i) the holders of shares of Series A Preferred Stock shall have the right to elect the Series A Director, holders of shares of Series A Preferred Stock may remove the Series A Director with or without cause, but only by the affirmative vote of holders of a majority of the votes entitled to be cast by holders of all outstanding shares of Series A Preferred Stock.  The Series A Director may not be removed by holders of Series A Preferred Stock except as specifically provided in this Section 7(b)(i).

(ii)                                  At such time as holders of Series A Preferred Stock shall no longer have the right to elect the Series A Director pursuant to Section 7(b)(i), holders of shares of Series A Preferred Stock shall thereafter be entitled to vote together with holders of the Common Stock and holders of any other class or series of capital stock of the Corporation having the right to vote together with holders of the Common Stock, as a single class, in the election of directors for whom holders of the Common Stock are entitled to vote.

(iii)                               The right of the holders of Series A Preferred Stock to elect the Series A Director pursuant to Section 7(b)(i) shall terminate upon the closing of the Qualifying Public Offering.

8.                                      Certain Amendments, Modifications.

(a)                                 Notwithstanding anything to the contrary contained herein and except as otherwise required by law, any term or provision in this Certificate may be amended, modified or waived from time to time in connection with the issuance by the Corporation of any Common Stock or Common Stock Equivalents in a financing transaction the principal purpose of which is to raise capital for the Corporation if (1) the price per share at which Common Stock is issued or deemed issued in such transaction is equal to or greater than the Conversion Price in effect on the

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date of and immediately prior to such issuance or deemed issuance and (2) such amendment, modification or waiver is approved by (x) the affirmative vote of holders of shares of Series A Preferred Stock entitled to cast a majority of the votes entitled to be cast by the holders of all outstanding shares of Series A Preferred Stock, voting as a separate class in accordance with the Investor Rights Agreement, and (y) the Board of Directors; provided, however, that no such amendment, modification or waiver may be made pursuant to this Section 8 that would reduce the amount of the Liquidation Preference or eliminate the senior rank of the Series A Preferred Stock with respect to the Common Stock as to dividends and distribution of assets upon liquidation or would eliminate the right of holders of the Series A Preferred Stock to elect the Series A Director in accordance with Section 7(b)(i), but may be made in accordance with the GCL and Section 7(a).

(b)                                 The issuance by the Corporation of Common Stock Equivalents in a financing transaction the principal purpose of which is to raise capital for the Corporation shall be deemed the issuance at the time of such issuance of Common Stock Equivalents of the Common Stock issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.  The price per share at which the shares of Common Stock are so deemed to have been issued shall be determined by dividing:

(i)                                     the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto and determined without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise, conversion or exchange of such Common Stock Equivalents, by

(ii)                                  the maximum number of shares of Common Stock as set forth in the instruments relating thereto (determined without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.

9.                                      Notices.  Any notice required by the provisions of this Certificate to be given to the holders of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to such holders of record at their respective addresses appearing on the stock books of the Corporation.

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State of Delaware
Secretary of State
Division of Corporations
Delivered 10: 57 AM 09/01/2009
FILED 10: 52 AM 09/01/2009
SRV 090824133 - 4459438 FILE

KOLLTAN PHARMACEUTICALS, INC.

CERTIFICATE OF AMENDMENT OF
CERTIFICATE DESIGNATING

SERIES A CONVERTIBLE PREFERRED STOCK
AND FIXING THE PEFERENCES AND
RELATIVE, PARTICIPATING, OPTIONAL,
AND OTHER RIGHTS THEREOF

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

Kolltan Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), in accordance with Section 103 of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies as follows:

A Certificate Designating Series A Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof (the “Certificate of Designations”) was filed with the Secretary of State of the State of Delaware on July 24, 2008 pursuant to Section 151 of the General Corporation Law. A Certificate of Amendment was filed on February 27, 2009. The Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law duly adopted a resolution setting forth a proposed amendment of the Certificate of Designations, and declaring such amendment advisable. The proposed amendment was duly adopted in accordance with the provisions of Sections 242 and 228 (by the written consent of the stockholders of the Corporation) of the General Corporation Law. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate Designating Series A Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof of Kolltan Pharmaceuticals, Inc. be amended in its entirety in the form set forth in Exhibit A attached hereto.

*                      *                      *

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this 1 st day of September, 2009.

KOLLTAN PHARMACEUTICALS, INC.

By:	/s/ Michael Schmertzler
Name: Michael Schmertzler
Title: Chief Executive Officer

EXHIBIT A

KOLLTAN PHARMACEUTICALS, INC.

CERTIFICATE DESIGNATING

SERIES A CONVERTIBLE PREFERRED STOCK

AND FIXING THE PREFERENCES AND

RELATIVE, PARTICIPATING, OPTIONAL,

AND OTHER RIGHTS THEREOF

1.                                      Definitions.

(a)                                  As used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Acquisition” means the acquisition of the Corporation by another Person by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) as a result of which Persons who were stockholders of the Corporation immediately prior to such transaction or series of related transactions own immediately after such transaction or series of related transactions less than fifty percent (50%) of the voting power of the outstanding securities of the Corporation, or of the Person who is the continuing or surviving entity in such transaction or of the Person who issues its voting securities to Persons who were stockholders of the Corporation immediately prior to such transaction, as the case may be, excluding (i) any reorganization, merger or consolidation effected exclusively to change the domicile of the Corporation and (ii) the acquisition of securities directly from the Corporation in a financing transaction other than in connection with a reorganization, merger, consolidation, recapitalization or share exchange involving the Company.

“Additional Shares of Common Stock” is defined in Section 6(d)(i)(A).

“Asset Transfer” means a transaction that constitutes a sale of all or substantially all of the assets of the Corporation for purposes of Section 271 of the GCL or a lease of all or substantially all of the assets of the Corporation in a single transaction or series of related transactions.

“Board of Directors” or “Board” means the Board of Directors of the Corporation.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors, or duly authorized committee thereof (to the extent permitted by applicable law), and to be in full force and effect on the date of such certification, and which the Corporation shall furnish by notice to the holders of Series A Preferred Stock.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

“Certificate” means this Certificate Designating Series A Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof of the Corporation.

“Certificate of Incorporation” shall mean the Corporation’s Certificate of Incorporation (including all certificates of designation).

“Common Stock” includes the Common Stock, $.001 par value, of the Corporation as authorized on the date hereof, and any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise and any stock (other than Common Stock) and other securities of the Corporation or any other Person which any holder of Preferred Stock at any time shall be entitled to receive, or shall have received, on the exercise of conversion rights of the Preferred Stock or any such other securities, in lieu of or in addition to Common Stock.

“Common Stock Equivalent” shall mean any security, agreement or instrument convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock, directly or indirectly.

“Conversion Price” is defined in Section 6(a).

“Conversion Rate” is defined in Section 6(a).

“GCL” means the General Corporation Law of the State of Delaware.

“Investor Rights Agreement” means the Amended and Restated Investor Rights Agreement, dated as of September 1, 2009, by and among the Corporation and the Holders as defined therein, as amended or supplemented from time to time.

“Junior Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank junior to the Series A Preferred Stock as to the payment of dividends.

“Junior Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank junior to the Series A Preferred Stock as to the distribution of assets upon a Liquidation Event.

“Liquidation Event” means any (a) liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, or its insolvency, (b) Acquisition, or (c) Asset Transfer.

“Liquidation Preference” means $1.00 per share for the Series A Preferred Stock plus an amount equal to the declared and unpaid dividends thereon and the amount of dividends

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thereon required by this Certificate to be declared and paid thereon and not so declared and paid at the date of final distribution to the holders of shares of Series A Preferred Stock in connection with a Liquidation Event (subject to appropriate adjustment of such dollar amount in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series A Preferred Stock).

“1933 Act” means the Securities Act of 1933, as amended.

“Original Issue Date” is defined in Section 6(d)(i)(B).

“Original Issuance Price” means $1.00 per share.

“Parity Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank on a parity with the Series A Preferred Stock as to payment of dividends.

“Parity Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank on a parity with the Series A Preferred Stock as to distribution of assets upon a Liquidation Event, including the Series B Preferred Stock.

“Person” means any natural person and any corporation, trust, partnership, limited liability partnership, limited liability company, venture, government (or agency or subdivision thereof) or other business entity.

“Preferred Stock” means the Preferred Stock, $.001 par value, of the Corporation.

“Qualifying Public Offering” means a public offering of shares of Common Stock underwritten on a firm commitment basis pursuant to a registration statement under the 1933 Act that results in gross proceeds to the Corporation of at least $25,000,000 (calculated before deduction of underwriting discounts and commissions and offering expenses) and is at a price per share of Common Stock not less than $3.00, such price subject to:

(1)                                 proportionate adjustments from time to time, as determined by the Board of Directors as set forth in a Board Resolution, in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Common Stock or the Series A Preferred Stock; and

(2)                                 in case of an adjustment of the Conversion Price pursuant to Section 6(d)(ii), to an amount determined by multiplying:

(A)                               such price (as the same may therefore have been adjusted) times

(B)                               a fraction of which

(i)                                     the numerator is the quotient obtained by dividing the aggregate number of shares of Series A Preferred Stock outstanding immediately prior to such adjustment of the Conversion Price by the Conversion Price in effect

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immediately prior to such adjustment in the Conversion Price, and

(ii)                                  the denominator is the quotient obtained by dividing the aggregate number of shares of Series A Preferred Stock outstanding immediately prior to such adjustment of the Conversion Price by the Conversion Price in effect immediately after such adjustment in the Conversion Price.

“Senior Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank senior to the Series A Preferred Stock as to payment of dividends.

“Senior Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank senior to the Series A Preferred Stock as to the distribution of assets upon a Liquidation Event.

“Series A Preferred Stock” is defined in Section 2.

“Series A/Series B Director” is defined in Section 7(b)(i).

“Series B Preferred Stock” means the Series B Convertible Preferred Stock, $.001 par value, of the Corporation.

(b)                                 Capitalized terms defined elsewhere in this Certificate are used in this Certificate as so defined.

(c)                                         All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Certificate.

(d)                                        Any reference in this Certificate to a section or subsection shall be a reference to the particular section or subsection of this Certificate, unless specifically stated otherwise.

2.                                      Designation and Amount. The Corporation hereby establishes a series of its class of Preferred Stock, which series shall be designated “Series A Convertible Preferred Stock,” $.001 par value (the “Series A Preferred Stock”), and the number of shares constituting the Series A Preferred Stock shall be 40,000,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of any outstanding options, warrants or other rights which entitle the holder to purchase or otherwise acquire shares of Series A Preferred Stock or upon the conversion of any outstanding securities issued by the Corporation which are convertible into Series A Preferred Stock.

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3.                                      Dividends.

(a)                                      Dividends on Series A Preferred Stock. The holders of outstanding shares of Series A Preferred Stock shall be entitled to receive, out of funds legally available for such purpose, dividends payable when, as and if declared by the Board of Directors. The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of Common Stock (other than a stock dividend on the Common Stock distributed solely in the form of additional shares of Common Stock, adjustment for which is provided in Section 6(d)(iii) or solely in the form of securities of the Corporation, adjustment for which is provided in Section 6(d)(iv)), only if simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series A Preferred Stock in such amount as would be payable on the largest number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder could be converted pursuant to the provisions of Section 6 hereof, such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend (which date shall be the record date for such dividend on Series A Preferred Stock) as if such conversion had occurred immediately prior to such record date. Holders of shares of Series A Preferred Stock shall not be entitled to accumulation of dividends.

(b)                                        Certain Dividends Permitted. The Corporation may declare and pay or set aside for payment dividends on Senior Dividend Stock, Parity Dividend Stock and Junior Dividend Stock (other than Common Stock) in accordance with the rights and preferences of such shares of Senior Dividend Stock, Parity Dividend Stock and Junior Dividend Stock, without paying dividends on the Series A Preferred Stock.

4.                                      Liquidation Rights.

(a)                                     Liquidation Preference. In the event of any Liquidation Event, before any payment shall be made or any assets distributed to the holders of Common Stock or any Junior Liquidation Stock and subject to the rights and preferences of any Senior Liquidation Stock or Parity Liquidation Stock, holders of the Series A Preferred Stock shall be entitled to receive pari passu with holders of Parity Liquidation Stock, out of the assets of the Corporation available for distribution to holders of the Series A Preferred Stock and any Parity Liquidation Stock, the Liquidation Preference for each outstanding share of Series A Preferred Stock before the Corporation makes any payment or distribution on account of such Liquidation Event to holders of Common Stock or Junior Liquidation Stock.

(b)                                      Priority. If upon the Liquidation Event the available assets to be distributed among the holders of the Series A Preferred Stock and the holders of any Parity Liquidation Stock are insufficient to permit the payment to such holders of Series A Preferred Stock of the full Liquidation Preference for their shares and to holders of Parity Liquidation Stock the full preferential amounts to which they are entitled, then the holders of the Series A Preferred Stock and Parity Liquidation Stock shall share ratably in any distribution of available assets in proportion to the full Liquidation Preference of the Series A Preferred Stock that would otherwise be payable to holders of Series A Preferred Stock on account of such Liquidation Event and the full liquidation preference amounts which would otherwise be payable upon

5

liquidation with respect to the outstanding shares of Parity Liquidation Stock on account of such Liquidation Event if the Liquidation Preference and all liquidation preference amounts of the Parity Liquidation Stock were paid in full. In case of payment of less than the full amount of the Liquidation Preference of each share of Series A Preferred Stock on account of a particular Liquidation Event, if the Corporation is not dissolved in connection with such Liquidation Event and the shares of Series A Preferred Stock are not converted into or exchanged for other shares or cash or other property in connection with such Liquidation Event, then the shares of Series A Preferred Stock shall remain outstanding and if a subsequent Liquidation Event shall occur then, subject to the rights of holders of shares of Senior Liquidation Stock and Parity Liquidation Stock, shares of Series A Preferred Stock shall be entitled to receive the remaining unpaid amount of the Liquidation Preference in connection with such subsequent Liquidation Event, if any, before any payment shall be made or any assets distributed to the holders of any Common Stock or any Junior Liquidation Stock. The provisions of this Section 4(b) shall be applied successively to each such subsequent Liquidation Event until the Liquidation Preference shall have been paid in full.

(c)                                      Participating Rights. After the holders of Series A Preferred Stock shall have received payment in full of the Liquidation Preference in accordance with Section 4(a) or 4(b) and after payment in full of the liquidation preference of any Junior Liquidation Stock, the remaining assets of the Corporation shall be distributed to the holders of Series A Preferred Stock, Common Stock, and shares of any other class or series of capital stock of the Corporation entitled to share in such remaining assets, pro rata based on the number of shares of Common Stock held by each. For this purpose, a holder of shares of Series A Preferred Stock shall be deemed to hold the number of shares of Common Stock which such holder is entitled to receive upon conversion in full pursuant to Section 6 of such holder’s shares of Series A Preferred Stock at the Conversion Rate in effect on the record date for the distribution under this Section 4(c) or, in the absence of a record date, on the date of such distribution.

(d)                                         Valuation of Non-Cash Consideration. In any Liquidation Event, if the consideration received by the Corporation and distributed to holders of Series A Preferred Stock is other than cash or the consideration received directly by holders of Series A Preferred Stock is other than cash, then for purposes of the amount of the Liquidation Preference received by holders of Series A Preferred Stock or the amount received by holders of Series A Preferred Stock and holders of other stock for purposes of Section 4(c), the value of such consideration will be deemed its fair market value. The Corporation shall give prompt notice of such valuation to each holder of Series A Preferred Stock. The fair market value of any assets or securities, other than cash, shall be determined as follows:

(i)                                            Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:

(A)                               If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the five trading day period ending three days prior to the record date for distribution of such consideration to holders of Series A Preferred Stock or, if such Liquidation Event has a closing, prior to such closing date, as the case may be;

6

(B)                               If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the five trading day period ending three days prior to the record date for distribution of such consideration to holders of Series A Preferred Stock or, if such Liquidation Event has a closing, prior to such closing date, as the case may be; and

(C)                               If there is no active public market, the value shall be the fair market value thereof, as determined by the Corporation and approved by the affirmative vote of holders of a majority of the votes entitled to be cast by holders of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Common Stock, voting together as a single class.

(ii)                                       The method of valuation of any assets or securities, other than cash, subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value, determined as above in (i)(A), (B) or (C), to reflect the approximate fair market value thereof, as determined by the Corporation and approved by the affirmative vote of holders of a majority of the votes entitled to be cast by holders of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Common Stock, voting together as a single class. If such holders do not approve the approximate fair market value determined by the Corporation, then the Corporation shall select an investment bank or appraiser experienced in appraising financial assets to determine the approximate fair market value. The cost of such investment banking service shall be paid by the Corporation.

(iii)                                     The value of any assets that are not cash or securities shall be determined in good faith by the Board of Directors and set forth in a Board Resolution.

(e)                                         The Corporation shall not close an Acquisition (if the Corporation is a party to such transaction) or Asset Transfer or complete any other Liquidation Event that involves corporate action by the Corporation until the Corporation has complied with the requirements of Section 4(d).

(f)                                          The Corporation shall give each holder of record of Series A Preferred Stock written notice of any proposed transaction to which the Corporation is a party and to which this Section 4 would be applicable not later than ten Business Days prior to the stockholders’ meeting, if any, called to approve such transaction, or ten Business Days prior to the closing of such transaction, if the Corporation does not call a stockholders’ meeting. Such notice shall describe the material terms and conditions of the proposed transaction and state that such transaction is subject to the provisions of this Section 4. The Corporation shall thereafter give holders of record of Series A Preferred Stock prompt written notice of any material changes to the material terms and conditions of such transaction that were described in such earlier notice. In case such transaction is subject to stockholder approval, the Corporation shall also notify the holders of record of the Series A Preferred Stock in writing of the approval of such transaction promptly after such approval.

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5.                                      No Mandatory or Optional Redemption; No Sinking Fund. The shares of Series A Preferred Stock shall not be subject to mandatory redemption by the Corporation. The Corporation shall not have the right at its option to redeem any shares of Series A Preferred Stock. No holder shall have the right to require the Corporation to redeem any shares of Series A Preferred Stock or be entitled to the benefit of any sinking fund for the Series A Preferred Stock.

6.                                      Conversion. The holders of the Series A Preferred Stock shall have conversion rights as follows:

(a)                                 Right to Convert. Each share of Series A Preferred Stock shall be convertible into that number of fully-paid and nonassessable shares of Common Stock that is equal to the applicable Original Issuance Price divided by the applicable Conversion Price (as hereinafter defined). The Conversion Price for a share of Series A Preferred Stock shall initially be the Original Issuance Price and shall be subject to adjustment as provided herein (the “Conversion Price”). The number of shares of Common Stock into which each share of Series A Preferred Stock may be converted is hereinafter referred to as the “Conversion Rate”. Upon any decrease in the Conversion Price as provided in this Section 6, the Conversion Rate shall be correspondingly increased; and upon any increase in the Conversion Price as provided in this Section 6, the Conversion Rate shall be correspondingly decreased.

(b)                                 Automatic Conversion Upon Public Offering. Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the then-effective Conversion Rate for such share immediately upon the closing of a Qualifying Public Offering.

(c)                                  Exercise of Conversion Right.

(i)                                     A holder of Series A Preferred Stock shall be entitled to convert such holder’s shares into shares of Common Stock by (1) giving a conversion notice to the Corporation at its principal executive office or at the office of any transfer agent for the Series A Preferred Stock and (2) surrendering the certificate or certificates therefor, duly endorsed with appropriate signature guaranties, at such office of the Corporation or such transfer agent at which such holder has given such conversion notice; provided, however, that in the event of an automatic conversion pursuant to Section 6(b), such conversion of the outstanding shares of Series A Preferred Stock shall occur without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided further, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion or pay any dividend or make any other distribution in respect of such shares of Common Stock unless either the certificates evidencing such shares of Series A Preferred Stock are delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred

8

by it in connection with such certificates and furnishes a bond or similar security as may be required by the Corporation.

(ii)                                  The Corporation shall, as soon as practicable after the holder delivers such conversion notice (in case of a conversion at the option of the holder) and share certificates, or after the holder delivers such indemnity agreement and any bond or security, as the case maybe, issue and deliver at such office to such holder of Series A Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to such holder in the amount of any cash amounts payable as the result of a conversion as provided herein. No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of one share of Common Stock, as determined by the Board of Directors. In connection with a conversion of shares of Series A Preferred Stock, the Corporation shall also pay the converting holder an amount equal to all declared and unpaid dividends on the shares of Series A Preferred Stock so converted. A conversion at the election of the holder shall be deemed to have been made immediately prior to the close of business on the date on which the holder has delivered both (1) the conversion notice and (2) the share certificates or, in case of lost, stolen or destroyed certificates, such indemnity agreement and any bond or security required hereby, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date; provided, however, that if the conversion is a conversion at the election of the holder in connection with an underwritten offering of securities registered pursuant to the 1933 Act, such conversion may, at the option of the holder, be conditioned upon the closing of the sale of securities pursuant to such offering, in which event the holder shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such offering and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time. In order for a conversion to be so conditioned upon such closing, the conversion notice must expressly state that the conversion is so conditioned.

(d)                                 Adjustments to Conversion Price.

(i)                                    Certain Definitions. For purposes of this Section 6(d), the following definitions shall apply:

(A)                               “Additional Shares of Common Stock” shall mean all shares of Common Stock issued or, pursuant to Section 6(d)(ii)(B), deemed to be issued by the Corporation after the Original Issue Date, other than any of the following:

(1)                                 shares of Common Stock issued or issuable upon conversion of shares of Series A Preferred Stock or Series B Preferred Stock;

(2)                                 shares of Common Stock and Common Stock Equivalents issued to officers, directors, or employees of, or consultants to, the Corporation or any of its

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subsidiaries pursuant to a stock grant, option, or purchase plan or other compensatory stock-based program or agreement approved by the Board of Directors;

(3)                                 shares of Common Stock issued or issuable or, pursuant to Section 6(d)(ii)(B), deemed issued to any Person which is or will be, itself or through its subsidiaries or affiliates, an operating company in a business related to or complementary with the business of the Corporation or any of its subsidiaries, including, but not limited to, in connection with a strategic alliance, licensing transaction, corporate partnering arrangement, joint venture, or joint development agreement, and in the transaction for which the Corporation receives material benefits in addition to the investment of capital in the Corporation and in which transaction the total consideration the Corporation receives and is to receive is at least equal to the value of the Common Stock issued or issuable, or, pursuant to Section 6(d)(ii)(B), deemed issued to such Person, plus the amount of all consideration to be paid by the Corporation or any of its subsidiaries in such transaction, as determined by the Board of Directors and set forth in a Board Resolution;

(4)                                 shares of Common Stock issued as a dividend or distribution on the Series A Preferred Stock;

(5)                                 shares of Common Stock issued in an event for which adjustments are otherwise made pursuant to Section 6(d)(iii);

(6)                                 shares of Common Stock issued or, pursuant to Section 6(d)(ii)(B), deemed issued:

(x)                                 as consideration, whether in whole or in part, to any Person for providing services or supplying goods to the Corporation, including, without limitation issued to any landlord;

(y)                                 to any lending, equipment leasing or financial institution in connection with any equipment or facility lease or financing, so long as such issuance or deemed issuance of Common Stock in connection with such lease or financing is not primarily for the purpose of obtaining equity financing for the Corporation; and

(z)                                  to pay all or a portion of any investment banking, placement agent, finders or similar fee or commission; and

(7)                                 shares of Common Stock issued or, pursuant to Section 6(d)(ii)(B), deemed issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board of Directors.

(B)                               “Original Issue Date” means the date on which the first share of Series A Preferred Stock was issued.

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(ii)                                Adjustment of Conversion Price (or the Series A Preferred Stock Upon Certain Issuances of Additional Shares of Common Stock. (A) If the Corporation shall issue or be deemed by Section 6(d)(ii)(B) to have issued Additional Shares of Common Stock, without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issuance, then and in each such event such Conversion Price shall be reduced to a price (calculated to the nearest one thousandth (111,000) of a cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be:

(1)                                 the number of shares of Common Stock outstanding immediately prior to such issuance, plus

(2)                                 the number of shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents that are outstanding immediately prior to such issuance, including, without limitation, the outstanding shares of Series A Preferred Stock and Series B Preferred Stock, plus

(3)                                 the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price, and the denominator of which shall be:

(x)                                 the number of shares of Common Stock outstanding immediately prior to such issuance, plus

(y)                                 the number of shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents that are outstanding immediately prior to such issuance, including, without limitation, the outstanding shares of Series A Preferred Stock and Series B Preferred Stock, plus

(z)                                  the number of such Additional Shares of Common Stock so issued.

(B)                               Deemed Issue of Additional Shares of Common Stock. If the Corporation at any time or from time to time after the Original Issue Date shall issue any Common Stock Equivalents or shall fix a record date for the determination of holders of any class of securities of stock entitled to receive any Common Stock Equivalents, then the maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange of such Common Stock Equivalents (as set forth in the instrument relating thereto, determined without regard to any provisions contained therein for a subsequent adjustment of such number) shall be deemed to be Additional Shares of Common Stock issued at the time of such issuance of Common Stock Equivalents (subject to the exceptions set forth in Section 6(d)(i)(A)(l) through (7)), or, in case a record date shall have been fixed for such issuance, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

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(1)                                 except as provided in Section 6(d)(ii)(B)(2), no further adjustment in the Conversion Price shall be made upon the subsequent issuance of shares of Common Stock upon the exercise, conversion or exchange of such Common Stock Equivalents;

(2)                                 if such Common Stock Equivalents by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Corporation, or change in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (other than under or by reason of provisions designed to protect against dilution), the Conversion Price computed upon the original issue thereof (or upon the fixing of a record date with respect thereto) and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Common Stock Equivalents or the rights of exercise, conversion or exchange under such Common Stock Equivalents; and

(3)                                 no readjustment pursuant to clause (B) immediately above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (x) the Conversion Price on the original adjustment date for which adjustment was made in respect of such Common Stock Equivalents and (y) the Conversion Price that would have resulted from any issuance between the original adjustment date and such readjustment date of Additional Shares of Common Stock or Common Stock Equivalents other than in respect of the issuance of Common Stock Equivalents in respect of which such readjustment is being made.

(C)                               Determination of Consideration. For purposes of this Section 6(d), the consideration received by the Corporation for the issuance of any Additional Shares of Common Stock shall be computed as follows:

(1)                                 Cash and Property. Such consideration shall:

(x)                                 insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof;

(y)                                 insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined by the Board of Directors in the good faith exercise of its reasonable business judgment; and

(z)                                  in the event Additional Shares of Common Stock are issued together with other shares or securities or the transfer of assets of the Corporation for consideration which consists of both cash and property other than cash, be the proportion of such consideration so received, computed as provided in clauses (x) and (y) above, as determined in good faith by the Board.

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(2)                                 Common Stock Equivalents. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6(d)(ii)(B) upon issuance of Common Stock Equivalents shall be determined by dividing:

(x)                                 the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto and determined without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise, conversion or exchange of such Common Stock Equivalents, by

(y)                                 the maximum number of shares of Common Stock as set forth in the instruments relating thereto (determined without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.

(iii)                            Adjustments for Subdivisions, Stock Splits, Stock Dividends, or Combinations of Common Stock. If the outstanding shares of Common Stock shall be subdivided (including by stock split or reclassification) into a greater number of shares of Common Stock or if the Corporation shall declare or pay a dividend to holders of Common Stock in the form of additional shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision, stock split, reclassification or stock dividend shall be proportionately decreased, concurrently with the effectiveness of such subdivision, stock split or reclassification or the payment date for such stock dividend, as the case may be. If the outstanding shares of Common Stock shall be combined (including by reverse stock split or reclassification) into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination, reverse stock split, or reclassification shall, concurrently with the effectiveness of such combination, reverse stock split, or reclassification be proportionately increased. Adjustments to the Conversion Price then in effect shall become effective retroactively with respect to conversions made subsequent to the record date and on or before the payment date in the case of a dividend.

(iv)                              Adjustments for Other Distributions. If the Corporation at any time or from time to time makes or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution payable in securities of the Corporation other than shares of Common Stock and other than in a transaction to which another adjustment provision of this Section 6 applies, then and in each such event provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock to which they are entitled, the amount of such other securities of the Corporation which they would have received had they converted their Series A Preferred Stock into Common Stock immediately prior to such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 6 with respect to the conversion rights of the holders of the Series A Preferred Stock and under the terms of such other securities.

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In lieu of making provision for issuance of such other securities to the holders of Series A Preferred Stock, the Corporation may make an adjustment to the Conversion Price in an amount and manner that is consistent with the adjustment provisions of this Section 6, as determined by the Board of Directors and set forth in a Board Resolution.

(v)                                  Adjustments for Reclassification, Exchange and Substitution. If the Common Stock issuable upon conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6(d)(iii)), the Conversion Price in effect immediately prior to such reorganization, reclassification or other change shall, concurrently with the effectiveness of such reorganization, reclassification or other change, be proportionately adjusted such that immediately after such reorganization, reclassification or other change the Series A Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of such other class or classes into which the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock immediately before such reorganization, reclassification or other change would have been so changed. Thereafter, the number of shares of such other class or classes into which the Series A Preferred Stock shall be convertible shall be subject to adjustment in accordance with this Section 6.

(e)                                  Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and give by notice to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock or any other class or classes of securities and the amount, if any, of other property which at the time such holder is entitled to receive upon the conversion of such holder’s shares of Series A Preferred Stock.

(f)                                    Notices of Record Date. If the Corporation shall propose at any time:

(i)                                     to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(ii)                                  to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; or

(iii)                               to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock;

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then, in connection with each such event, the Corporation shall send to the holders of the Series A Preferred Stock at least ten Business Days’ prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and, if known, specifying the date on which the holders of Common Stock shall be entitled to such dividend, distribution or subscription) or for determining rights to vote in respect of the matters referred to in clause (iii) above.

Each such written notice shall be given by first class mail, postage prepaid, addressed to the holders of Series A Preferred Stock at their respective addresses as shown on the books of the Corporation.

(g)                                 Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall be insufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(h)                                 Miscellaneous.

(i)                                     All calculations under this Section 6 shall be made to the nearest one thousandth (1/1,000) of a cent or to the nearest one hundredth (1/100) of a share, as the case may be.

(ii)                                  No adjustment in the Conversion Price of the Series A Preferred Stock need to be made if such adjustment would result in a change in such Conversion Price of less than $0.00001. Any adjustment of less than $0.00001 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.00001 or more in such Conversion Price.

7.                                      Voting. The holders of Series A Preferred Stock shall have the following voting rights:

(a)                                 General Voting Rights.

(i)                                     Except as otherwise provided herein, including, without, limitation Sections 7(a)(ii), 7(b), and 8, or by the GCL, the holders of shares of Series A Preferred Stock shall vote together with holders of the Common Stock and holders of any other class or series of capital stock of the Corporation having the right to vote together with holders of the Common Stock, as a single class on all matters submitted to a vote of the stockholders of the Corporation, other than election of directors. Each holder of shares of Series A Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such

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holder’s shares of Series A Preferred Stock could be converted in accordance with Section 6 on the applicable record date for the particular vote or, if the Board of Directors shall not have fixed a record date, the date of such vote. No holder shall be entitled to fractional votes and any fractional voting rights that would otherwise result from the method set forth in the immediately preceding sentence (after aggregating all shares of Common Stock into which shares of Series A Preferred Stock held by the same holder could be converted) shall be disregarded.

(ii)                                  If any proposed amendment, modification, alteration, repeal or waiver of the Certificate of Incorporation (whether by merger, consolidation, operation of law or otherwise) would increase or decrease the authorized number of shares of Series A Preferred Stock, increase or decrease the par value of the Series A Preferred Stock, or alter or change the powers, preferences, or rights of the Series A Preferred Stock so as to affect the Series A Preferred Stock adversely, then, except as otherwise provided in Sections 2 and in accordance with Section 8, the holders of the Series A Preferred Stock shall be entitled to vote as a separate class upon such amendment, modification, alteration, repeal or waiver, and the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock shall be necessary to the adoption thereof, in addition to such other vote as may be required by the GCL.

(iii)                               Except as set forth herein, or as otherwise provided by law, holders of shares of Series A Preferred Stock shall have no special voting rights and their vote or consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action, including, without limitation, the creation or issuance of any class or series of capital stock having preferences or relative, participating, optional, or other rights that rank senior to or on a parity with the Series A Preferred Stock.

(b)                                 Election of Directors.

(i)                                     So long as at least 25 percent of the total number of shares of Series A Preferred Stock and Series B Preferred Stock originally issued remain outstanding, the holders of shares of Series A Preferred Stock and Series B Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, shall be entitled to elect, from time to time one director of the Corporation (the “Series A/Series B Director”) only and shall not be entitled to vote in the election of any other director of the Corporation. If the Series A/Series B Director resigns or is unable to serve as a director, so long as by the terms of this Section 7(b)(i) the holders of shares of Series A Preferred Stock and Series B Preferred Stock shall have the right to elect the Series A/Series B Director, the holders of shares of Series A Preferred Stock and Series B Preferred Stock shall be entitled to fill the vacancy so created by electing a successor Series A/Series B Director, provided that the Board of Directors may fill such vacancy if holders of shares of Series A Preferred Stock and Series B Preferred Stock voting together and entitled to cast a majority of the votes entitled to be cast by holders of all outstanding shares of Series A Preferred Stock and Series B Preferred Stock shall have instructed the Board of Directors in writing to elect the Person designated by such holders in writing to fill such vacancy. So long as by the terms of this Section 7(b)(i) the holders of shares of Series A Preferred Stock and Series B Preferred Stock shall have the right to elect the Series A/Series B Director, holders of shares of Series A Preferred Stock and Series B Preferred Stock may remove

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the Series A/Series B Director with or without cause, but only by the affirmative vote of holders of a majority of the votes entitled to be cast by holders of all outstanding shares of Series A Preferred Stock and Series B Preferred Stock. The Series A/Series B Director may not be removed by holders of Series A Preferred Stock and Series B Preferred Stock except as specifically provided in this Section 7(b)(i).

(ii)                                  At such time as holders of Series A Preferred Stock and Series B Preferred Stock shall no longer have the right to elect the Series A/Series B Director pursuant to Section 7(b)(i), holders of shares of Series A Preferred Stock and Series B Preferred Stock shall thereafter be entitled to vote together with holders of the Common Stock and holders of any other class or series of capital stock of the Corporation having the right to vote together with holders of the Common Stock, as a single class, in the election of directors for whom holders of the Common Stock are entitled to vote.

(iii)                               The right of the holders of Series A Preferred Stock and Series B Preferred Stock to elect the Series A/Series B Director pursuant to Section 7(b)(i) shall terminate upon the closing of the Qualifying Public Offering.

8.                                      Certain Amendments, Modifications.

(a)                                 Notwithstanding anything to the contrary contained herein except as provided in Section 8 (b) below and except as otherwise required by law, any term or provision in this Certificate may be amended, modified, altered, repealed or waived from time to time in connection with the issuance by the Corporation of any Common Stock or Common Stock Equivalents in a financing transaction the principal purpose of which is to raise capital for the Corporation if (1) the price per share at which Common Stock is issued or deemed issued in such transaction is equal to or greater than the Conversion Price in effect on the date of and immediately prior to such issuance or deemed issuance and (2) such amendment, modification or waiver is approved by (x) the affirmative vote of holders of shares of Series A Preferred Stock entitled to cast a majority of the votes entitled to be cast by the holders of all outstanding shares of Series A Preferred Stock, voting as a separate class in accordance with the Investor Rights Agreement, and (y) the Board of Directors.

(b)                                 Notwithstanding Section 8(a) above, or any other provision of the Certificate of Incorporation to the contrary, no amendment, modification, alteration, repeal or waiver of any provision of the Certificate of Incorporation may be made (whether by merger, consolidation, operation of law or otherwise) that would reduce the amount of the Liquidation Preference, eliminate the senior rank of the Series A Preferred Stock with respect to the Common Stock as to dividends and distribution of assets upon a Liquidation Event or eliminate the right of holders of the Series A Preferred Stock to participate in the election of the Series A/Series B Director in accordance with Section 7(b)(i) without, in each such case, the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock voting as a separate class. For purposes of clarification, the provisions of the Investors Rights Agreement shall not apply to any vote of the Series A Preferred Stock taken under this Section 8(b).

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(c)                                  The issuance by the Corporation of Common Stock Equivalents in a financing transaction the principal purpose of which is to raise capital for the Corporation shall be deemed the issuance at the time of such issuance of Common Stock Equivalents of the Common Stock issuable upon the exercise, conversion or exchange of such Common Stock Equivalents. The price per share at which the shares of Common Stock are so deemed to have been issued shall be determined by dividing:

(i)                                     the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto and determined without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise, conversion or exchange of such Common Stock Equivalents, by

(ii)                                  the maximum number of shares of Common Stock as set forth in the instruments relating thereto (determined without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.

9.                                     Notices. Any notice required by the provisions of this Certificate to be given to the holders of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to such holders of record at their respective addresses appearing on the stock books of the Corporation.

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State of Delaware
Secretary of State
Division of Corporations
Delivered 10:57 AM 09/01/2009
FILED 10:57 AM 09/01/2009
SRV 090824139 - 4459438 FILE

KOLLTAN PHARMACEUTICALS, INC.

CERTIFICATE DESIGNATING

SERIES B CONVERTIBLE PREFERRED STOCK

AND FIXING THE PREFERENCES AND

RELATIVE, PARTICIPATING, OPTIONAL,

AND OTHER RIGHTS THEREOF

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

Kolltan Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), in accordance with Section 103 of the General Corporation Law of the State of Delaware, hereby certifies as follows:

That pursuant to authority vested in the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, the Board of Directors of the Corporation, at a meeting on August 10, 2009, adopted a resolution providing for the creation of a series of the Corporation’s Preferred Stock, $.001 par value, which series is designated as “Series B Convertible Preferred Stock,” which resolution is as follows:

RESOLVED, that pursuant to authority vested in the Board of Directors by the Certificate of Incorporation of the Corporation, the Board of Directors does hereby provide for the creation of a series of Preferred Stock, $.001 par value, of the Corporation, and to the extent that the voting powers and the designations, preferences and relative, participating, optional or other special rights thereof and the qualifications, limitations or restrictions of such rights have not been set forth in the Certificate of Incorporation of the Corporation, does hereby fix the same as follows:

SERIES B CONVERTIBLE PREFERRED STOCK

1.                                      Definitions.

(a)                                 As used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Accruing Dividends” is defined in Section 3(a).

“Acquisition” means the acquisition of the Corporation by another Person by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) as a result of which Persons who were stockholders of the Corporation immediately prior to such transaction or series of related transactions own immediately after such transaction or series of related transactions less than fifty percent (50%) of the voting power of the outstanding securities of the Corporation, or of the Person who is the continuing or surviving entity in such transaction or of the Person who issues its voting securities to Persons who were stockholders of the Corporation immediately prior to such transaction, as the case may be, excluding (i) any reorganization, merger or consolidation effected exclusively to change the domicile of the Corporation and (ii) the acquisition of securities directly from the Corporation in a financing transaction other than in connection with a reorganization, merger, consolidation, recapitalization or share exchange involving the Company.

“Additional Shares of Common Stock” is defined in Section 6(d)(i)(A).

“Asset Transfer” means a transaction that constitutes a sale of all or substantially all of the assets of the Corporation for purposes of Section 271 of the GCL or a lease of all or substantially all of the assets of the Corporation in a single transaction or series of related transactions.

“Board of Directors” or “Board” means the Board of Directors of the Corporation.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors, or duly authorized committee thereof (to the extent permitted by applicable law), and to be in full force and effect on the date of such certification, and which the Corporation shall furnish by notice to the holders of Series B Preferred Stock.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

“Certificate” means this Certificate Designating Series B Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof of the Corporation.

“Certificate of Incorporation” shall mean the Corporation’s Certificate of Incorporation (including all certificates of designation).

“Common Stock” includes the Common Stock, $.001 par value, of the Corporation as authorized on the date hereof, and any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise and any stock (other than Common Stock) and other securities of the Corporation or any other Person which any holder of Preferred Stock at any time shall be entitled to receive, or shall have received, on the exercise of conversion rights of the Preferred Stock or any such other securities, in lieu of or in addition to Common Stock.

“Common Stock Equivalent” shall mean any security, agreement or instrument convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of

2

Common Stock, directly or indirectly.

“Conversion Price” is defined in Section 6(a).

“Conversion Rate” is defined in Section 6(a).

“GCL” means the General Corporation Law of the State of Delaware.

“Investor Rights Agreement” means the Amended and Restated Investor Rights Agreement, dated as of September 1, 2009, by and among the Corporation and the Holders as defined therein, as amended or supplemented from time to time.

“Junior Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank junior to the Series B Preferred Stock as to the payment of dividends.

“Junior Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank junior to the Series B Preferred Stock as to the distribution of assets upon a Liquidation Event.

“Liquidation Event” means any (a) liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, or its insolvency, (b) Acquisition, or (c) Asset Transfer.

“Liquidation Preference” means the greater of (i) $1.10 per share for the Series B Preferred Stock plus any Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared and unpaid thereon and the amount of dividends required by this Certificate to be declared and paid thereon, and not so declared and paid at the date of final distribution to the holders of shares of Series B Preferred Stock in connection with a Liquidation Event (subject to appropriate adjustment of such dollar amount in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series B Preferred Stock) or (ii) such amount per share as would have been payable had all shares of Series B Preferred Stock been converted into Common Stock pursuant to Section 6 immediately prior to such Liquidation Event.

“Mandatory Conversion Time” is defined in Section 6(i)(i).

“1933 Act” means the Securities Act of 1933, as amended.

“Original Issuance Price” means $1.10 per share.

“Original Issue Date” is defined in Section 6(d)(i)(B).

“Parity Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank on a parity with the Series B Preferred Stock as to payment of dividends.

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“Parity Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank on a parity with the Series B Preferred Stock as to distribution of assets upon a Liquidation Event, including the Series A Preferred Stock.

“Person” means any natural person and any corporation, trust, partnership, limited liability partnership, limited liability company, venture, government (or agency or subdivision thereof) or other business entity.

“Preferred Stock” means the Preferred Stock, $.001 par value, of the Corporation.

“Qualifying Public Offering” has the meaning set forth in the Series A Certificate of Designations.

“Senior Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank senior to the Series B Preferred Stock as to payment of dividends.

“Senior Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank senior to the Series B Preferred Stock as to the distribution of assets upon a Liquidation Event.

“Series A Certificate of Designations” means the Certificate Designating Series A Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof, as amended, of the Corporation.

“Series A Preferred Stock” means the Series A Convertible Preferred Stock, $.001 par value, of the Corporation.

“Series A/Series B Director” is defined in Section 7(b)(i).

“Series B Preferred Stock” is defined in Section 2.

(b)                                 Capitalized terms defined elsewhere in this Certificate are used in this Certificate as so defined.

(c)                                  All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Certificate.

(d)                                 Any reference in this Certificate to a section or subsection shall be a reference to the particular section or subsection of this Certificate, unless specifically stated otherwise.

2.                                      Designation and Amount.  The Corporation hereby establishes a series of its class of Preferred Stock, which series shall be designated “Series B Convertible Preferred Stock,” $.001 par value (the “Series B Preferred Stock”), and the number of shares constituting

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the Series B Preferred Stock shall be 10,000,000.  Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of any outstanding options, warrants or other rights which entitle the holder to purchase or otherwise acquire shares of Series B Preferred Stock or upon the conversion of any outstanding securities issued by the Corporation which are convertible into Series B Preferred Stock.

3.                                      Dividends.

(a)                                 Dividends on Series B Preferred Stock.  From and after the date of the issuance of any shares of Series B Preferred Stock, dividends at the rate per annum of $0.044 per share shall accrue on such shares of Series B Preferred Stock (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series B Preferred Stock) (the “Accruing Dividends”); provided, however, that such Accruing Dividends shall be limited to a maximum amount per share of Series B Preferred Stock of $0.22 (subject to appropriate adjustment in the event of any stock spit, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series B Preferred Stock).  Accruing Dividends shall accrue from day to day, whether or not declared, and shall be cumulative; provided, however, that except as otherwise expressly set forth in this Certificate, such Accruing Dividends shall be payable only when, as, and if declared by the Board of Directors, and the Corporation shall be under no obligation to pay such Accruing Dividends.  The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of Common Stock (other than a stock dividend on the Common Stock distributed solely in the form of additional shares of Common Stock, adjustment for which is provided in Section 6(d)(iii) or solely in the form of securities of the Corporation, adjustment for which is provided in Section 6(d)(iv)), only if simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series B Preferred Stock in such amount as would be payable on the largest number of whole shares of Common Stock into which the shares of Series B Preferred Stock held by such holder could be converted pursuant to the provisions of Section 6 hereof, such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend (which date shall be the record date for such dividend on Series B Preferred Stock) as if such conversion had occurred immediately prior to such record date.

(b)                                 Certain Dividends Permitted.  The Corporation may declare and pay or set aside for payment dividends on Senior Dividend Stock, Parity Dividend Stock and Junior Dividend Stock (other than Common Stock) in accordance with the rights and preferences of such shares of Senior Dividend Stock, Parity Dividend Stock and Junior Dividend Stock, without paying dividends on the Series B Preferred Stock.

4.                                      Liquidation Rights.

(a)                                 Liquidation Preference.  In the event of any Liquidation Event, before any payment shall be made or any assets distributed to the holders of Common Stock or any Junior Liquidation Stock and subject to the rights and preferences of any Senior Liquidation

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Stock or Parity Liquidation Stock, holders of the Series B Preferred Stock shall be entitled to receive pari passu with holders of Parity Liquidation Stock, out of the assets of the Corporation available for distribution to holders of the Series B Preferred Stock and any Parity Liquidation Stock, the Liquidation Preference for each outstanding share of Series B Preferred Stock before the Corporation makes any payment or distribution on account of such Liquidation Event to holders of Common Stock or any Junior Liquidation Stock.

(b)                                 Priority.  If upon the Liquidation Event the available assets to be distributed among the holders of the Series B Preferred Stock and the holders of any Parity Liquidation Stock are insufficient to permit the payment to such holders of Series B Preferred Stock of the full Liquidation Preference for their shares and to holders of Parity Liquidation Stock the full preferential amounts to which they are entitled, then the holders of the Series B Preferred Stock and Parity Liquidation Stock shall share ratably in any distribution of available assets in proportion to the full Liquidation Preference of the Series B Preferred Stock that would otherwise be payable to holders of Series B Preferred Stock on account of such Liquidation Event and the full liquidation preference amounts which would otherwise be payable upon a Liquidation Event with respect to the outstanding shares of Parity Liquidation Stock on account of such Liquidation Event if the Liquidation Preference and all liquidation preference amounts of the Parity Liquidation Stock were paid in full.  In case of payment of less than the full amount of the Liquidation Preference of each share of Series B Preferred Stock on account of a particular Liquidation Event, if the Corporation is not dissolved in connection with such Liquidation Event and the shares of Series B Preferred Stock are not converted into or exchanged for other shares or cash or other property in connection with such Liquidation Event, then the shares of Series B Preferred Stock shall remain outstanding and if a subsequent Liquidation Event shall occur then, subject to the rights of holders of shares of Senior Liquidation Stock and Parity Liquidation Stock, shares of Series B Preferred Stock shall be entitled to receive the remaining unpaid amount of the Liquidation Preference in connection with such subsequent Liquidation Event, if any, before any payment shall be made or any assets distributed to the holders of any Common Stock or Junior Liquidation Stock.  The provisions of this Section 4(b) shall be applied successively to each such subsequent Liquidation Event until the Liquidation Preference shall have been paid in full.

(c)                                  Payments to Holders of Common Stock and Other Participating Shares.  After the holders of Series B Preferred Stock shall have received payment in full of the Liquidation Preference in accordance with Section 4(a) or 4(b) and after payment in full of the liquidation preference of any Junior Liquidation Stock, the remaining assets of the Corporation shall be distributed to the holders of Common Stock, and shares of any other class or series of capital stock of the Corporation entitled to share in such remaining assets, pro rata based on the number of shares of Common Stock held by each.  The holders of Series B Preferred Stock shall have no rights with respect to the distribution of any such remaining assets.

(d)                                 Valuation of Non-Cash Consideration.  In any Liquidation Event, if the consideration received by the Corporation and distributed to holders of Series B Preferred Stock is other than cash or the consideration received directly by holders of Series B Preferred Stock is other than cash, then for purposes of the amount of the Liquidation Preference received by holders of Series B Preferred Stock or the amount received by holders of Series B Preferred

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Stock and holders of other stock for purposes of Section 4(c), the value of such consideration will be deemed its fair market value.  The Corporation shall give prompt notice of such valuation to each holder of Series B Preferred Stock.  The fair market value of any assets or securities, other than cash, shall be determined as follows:

(i)                                     Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:

(A)                               If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the five trading day period ending three days prior to the record date for distribution of such consideration to holders of Series B Preferred Stock or, if such Liquidation Event has a closing, prior to such closing date, as the case may be;

(B)                               If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the five trading day period ending three days prior to the record date for distribution of such consideration to holders of Series B Preferred Stock or, if such Liquidation Event has a closing, prior to such closing date, as the case may be; and

(C)                               If there is no active public market, the value shall be the fair market value thereof, as determined by the Corporation and approved by the affirmative vote of holders of a majority of the votes entitled to be cast by holders of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Common Stock, voting together as a single class.

(ii)                                  The method of valuation of any assets or securities, other than cash, subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value, determined as above in (i)(A), (B) or (C), to reflect the approximate fair market value thereof, as determined by the Corporation and approved by the affirmative vote of holders of a majority of the votes entitled to be cast by holders of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Common Stock, voting together as a single class.  If such holders do not approve the approximate fair market value determined by the Corporation, then the Corporation shall select an investment bank or appraiser experienced in appraising financial assets to determine the approximate fair market value.  The cost of such investment banking service shall be paid by the Corporation.

(iii)                               The value of any assets that are not cash or securities shall be determined in good faith by the Board of Directors and set forth in a Board Resolution.

(e)                                  The Corporation shall not close an Acquisition (if the Corporation is a party to such transaction) or Asset Transfer or complete any other Liquidation Event that involves corporate action by the Corporation until the Corporation has complied with the requirements of Section 4(d).

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(f)                                   The Corporation shall give each holder of record of Series B Preferred Stock written notice of any proposed transaction to which the Corporation is a party and to which this Section 4 would be applicable not later than ten Business Days prior to the stockholders’ meeting, if any, called to approve such transaction, or ten Business Days prior to the closing of such transaction, if the Corporation does not call a stockholders’ meeting.  Such notice shall describe the material terms and conditions of the proposed transaction and state that such transaction is subject to the provisions of this Section 4.  The Corporation shall thereafter give holders of record of Series B Preferred Stock prompt written notice of any material changes to the material terms and conditions of such transaction that were described in such earlier notice.  In case such transaction is subject to stockholder approval, the Corporation shall also notify the holders of record of the Series B Preferred Stock in writing of the approval of such transaction promptly after such approval.

5.                                      No Mandatory or Optional Redemption; No Sinking Fund.  The shares of Series B Preferred Stock shall not be subject to mandatory redemption by the Corporation.  The Corporation shall not have the right at its option to redeem any shares of Series B Preferred Stock.  No holder shall have the right to require the Corporation to redeem any shares of Series B Preferred Stock or be entitled to the benefit of any sinking fund for the Series B Preferred Stock.

6.                                      Conversion.  The holders of the Series B Preferred Stock shall have conversion rights as follows:

(a)                                 Right to Convert.  Each share of Series B Preferred Stock shall be convertible into that number of fully-paid and nonassessable shares of Common Stock that is equal to the applicable Original Issuance Price divided by the applicable Conversion Price (as hereinafter defined).  The Conversion Price for a share of Series B Preferred Stock shall initially be the Original Issuance Price and shall be subject to adjustment as provided herein (the “Conversion Price”).  The number of shares of Common Stock into which each share of Series B Preferred Stock may be converted is hereinafter referred to as the “Conversion Rate”.  Upon any decrease in the Conversion Price as provided in this Section 6, the Conversion Rate shall be correspondingly increased; and upon any increase in the Conversion Price as provided in this Section 6, the Conversion Rate shall be correspondingly decreased.

(b)                                 Automatic Conversion Upon Public Offering.  Each share of Series B Preferred Stock shall automatically be converted into shares of Common Stock at the then-effective Conversion Rate for such share immediately upon the closing of a Qualifying Public Offering.

(c)                                  Exercise of Conversion Right.

(i)                                     A holder of Series B Preferred Stock shall be entitled to convert such holder’s shares into shares of Common Stock by (1) giving a conversion notice to the Corporation at its principal executive office or at the office of any transfer agent for the Series B Preferred Stock and (2) surrendering the certificate or certificates therefor, duly endorsed with appropriate signature guaranties, at such office of the Corporation or such transfer agent at which

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such holder has given such conversion notice; provided, however, that in the event of an automatic conversion pursuant to Section 6(b), such conversion of the outstanding shares of Series B Preferred Stock shall occur without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided further, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion or pay any dividend or make any other distribution in respect of such shares of Common Stock unless either the certificates evidencing such shares of Series B Preferred Stock are delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates and furnishes a bond or similar security as may be required by the Corporation.

(ii)                                  The Corporation shall, as soon as practicable after the holder delivers such conversion notice (in case of a conversion at the option of the holder) and share certificates, or after the holder delivers such indemnity agreement and any bond or security, as the case maybe, issue and deliver at such office to such holder of Series B Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to such holder in the amount of any cash amounts payable as the result of a conversion as provided herein.  No fractional shares of Common Stock shall be issued upon conversion of Series B Preferred Stock.  In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of one share of Common Stock, as determined by the Board of Directors.  In connection with a conversion of shares of Series B Preferred Stock, the Corporation shall also pay the converting holder an amount equal to all declared and unpaid dividends on the shares of Series B Preferred Stock so converted. A conversion at the election of the holder shall be deemed to have been made immediately prior to the close of business on the date on which the holder has delivered both (1) the conversion notice and (2) the share certificates or, in case of lost, stolen or destroyed certificates, such indemnity agreement and any bond or security required hereby, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date; provided, however, that if the conversion is a conversion at the election of the holder in connection with an underwritten offering of securities registered pursuant to the 1933 Act, such conversion may, at the option of the holder, be conditioned upon the closing of the sale of securities pursuant to such offering, in which event the holder shall not be deemed to have converted such Series B Preferred Stock until immediately prior to the closing of such offering and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time. In order for a conversion to be so conditioned upon such closing, the conversion notice must expressly state that the conversion is so conditioned.

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(d)                                 Adjustments to Conversion Price.

(i)                                    Certain Definitions.  For purposes of this Section 6(d), the following definitions shall apply:

(A)                               “Additional Shares of Common Stock” shall mean all shares of Common Stock issued or, pursuant to Section 6(d)(ii)(B), deemed to be issued by the Corporation after the Original Issue Date, other than any of the following:

(1)                                 shares of Common Stock issued or issuable upon conversion of shares of Series A Preferred Stock or Series B Preferred Stock;

(2)                                 shares of Common Stock and Common Stock Equivalents issued to officers, directors, or employees of, or consultants to, the Corporation or any of its subsidiaries pursuant to a stock grant, option, or purchase plan or other compensatory stock-based program or agreement approved by the Board of Directors;

(3)                                 shares of Common Stock issued or issuable or, pursuant to Section 6(d)(ii)(B), deemed issued to any Person which is or will be, itself or through its subsidiaries or affiliates, an operating company in a business related to or complementary with the business of the Corporation or any of its subsidiaries, including, but not limited to, in connection with a strategic alliance, licensing transaction, corporate partnering arrangement, joint venture, or joint development agreement, and in the transaction for which the Corporation receives material benefits in addition to the investment of capital in the Corporation and in which transaction the total consideration the Corporation receives and is to receive is at least equal to the value of the Common Stock issued or issuable, or, pursuant to Section 6(d)(ii)(B), deemed issued to such Person, plus the amount of all consideration to be paid by the Corporation or any of its subsidiaries in such transaction, as determined by the Board of Directors and set forth in a Board Resolution;

(4)                                 shares of Common Stock issued as a dividend or distribution on the Series A Preferred Stock and Series B Preferred Stock; provided (a) the number of shares of Common Stock issued as a dividend or distribution on a share of Series A Preferred Stock multiplied by the number of shares of Common Stock into which a share of Series A Preferred Stock is then convertible is equal (b) to the number of shares of Common Stock issued as a dividend or distribution on a share of Series B Preferred Stock multiplied by the number of shares of Common Stock into which a share of Series B Preferred Stock is then convertible;

(5)                                 shares of Common Stock issued in an event for which adjustments are otherwise made pursuant to Section 6(d)(iii);

(6)                                 shares of Common Stock issued or, pursuant to Section 6(d)(ii)(B), deemed issued:

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(x)                                 as consideration, whether in whole or in part, to any Person for providing services or supplying goods to the Corporation, including, without limitation issued to any landlord;

(y)                                 to any lending, equipment leasing or financial institution in connection with any equipment or facility lease or financing, so long as such issuance or deemed issuance of Common Stock in connection with such lease or financing is not primarily for the purpose of obtaining equity financing for the Corporation; and

(z)                                  to pay all or a portion of any investment banking, placement agent, finders or similar fee or commission; and

(7)                                 shares of Common Stock issued or, pursuant to Section 6(d)(ii)(B), deemed issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board of Directors.

(B)                               “Original Issue Date” means the date on which the first share of Series B Preferred Stock was issued.

(ii)                                Adjustment of Conversion Price for the Series B Preferred Stock Upon Certain Issuances of Additional Shares of Common Stock.  (A) If the Corporation shall issue or be deemed by Section 6(d)(ii)(B) to have issued Additional Shares of Common Stock, without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issuance, then and in each such event such Conversion Price shall be reduced to a price (calculated to the nearest one thousandth (1/1,000) of a cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be:

(1)                                 the number of shares of Common Stock outstanding immediately prior to such issuance, plus

(2)                                 the number of shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents that are outstanding immediately prior to such issuance, including, without limitation, the outstanding shares of Series A Preferred Stock and Series B Preferred Stock, plus

(3)                                 the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price, and the denominator of which shall be:

(x)                                 the number of shares of Common Stock outstanding immediately prior to such issuance, plus

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(y)                                 the number of shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents that are outstanding immediately prior to such issuance, including, without limitation, the outstanding shares of Series A Preferred Stock and Series B Preferred Stock, plus

(z)                                  the number of such Additional Shares of Common Stock so issued.

(B)                               Deemed Issue of Additional Shares of Common Stock.  If the Corporation at any time or from time to time after the Original Issue Date shall issue any Common Stock Equivalents or shall fix a record date for the determination of holders of any class of securities of stock entitled to receive any Common Stock Equivalents, then the maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange of such Common Stock Equivalents (as set forth in the instrument relating thereto, determined without regard to any provisions contained therein for a subsequent adjustment of such number) shall be deemed to be Additional Shares of Common Stock issued at the time of such issuance of Common Stock Equivalents (subject to the exceptions set forth in Section 6(d)(i)(A)(1) through (7)), or, in case a record date shall have been fixed for such issuance, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(1)                                 except as provided in Section 6(d)(ii)(B)(2), no further adjustment in the Conversion Price shall be made upon the subsequent issuance of shares of Common Stock upon the exercise, conversion or exchange of such Common Stock Equivalents;

(2)                                 if such Common Stock Equivalents by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Corporation, or change in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (other than under or by reason of provisions designed to protect against dilution), the Conversion Price computed upon the original issue thereof (or upon the fixing of a record date with respect thereto) and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Common Stock Equivalents or the rights of exercise, conversion or exchange under such Common Stock Equivalents; and

(3)                                 no readjustment pursuant to clause (B) immediately above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (x) the Conversion Price on the original adjustment date for which adjustment was made in respect of such Common Stock Equivalents and (y) the Conversion Price that would have resulted from any issuance between the original adjustment date and such readjustment date of Additional Shares of Common Stock or Common Stock Equivalents other than in respect of the issuance of Common Stock Equivalents in respect of which such readjustment is being made.

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(C)                               Determination of Consideration.  For purposes of this Section 6(d), the consideration received by the Corporation for the issuance of any Additional Shares of Common Stock shall be computed as follows:

(1)                                 Cash and Property. Such consideration shall:

(x)                                 insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof;

(y)                                 insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined by the Board of Directors in the good faith exercise of its reasonable business judgment; and

(z)                                  in the event Additional Shares of Common Stock are issued together with other shares or securities or the transfer of assets of the Corporation for consideration which consists of both cash and property other than cash, be the proportion of such consideration so received, computed as provided in clauses (x) and (y) above, as determined in good faith by the Board.

(2)                                 Common Stock Equivalents.  The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6(d)(ii)(B) upon issuance of Common Stock Equivalents shall be determined by dividing:

(x)                                 the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto and determined without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise, conversion or exchange of such Common Stock Equivalents, by

(y)                                 the maximum number of shares of Common Stock as set forth in the instruments relating thereto (determined without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.

(iii)                            Adjustments for Subdivisions, Stock Splits, Stock Dividends, or Combinations of Common Stock.  If the outstanding shares of Common Stock shall be subdivided (including by stock split or reclassification) into a greater number of shares of Common Stock or if the Corporation shall declare or pay a dividend to holders of Common Stock in the form of additional shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision, stock split, reclassification or stock dividend shall be proportionately decreased, concurrently with the effectiveness of such subdivision, stock split or reclassification or the payment date for such stock dividend, as the case may be.  If the

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outstanding shares of Common Stock shall be combined (including by reverse stock split or reclassification) into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination, reverse stock split, or reclassification shall, concurrently with the effectiveness of such combination, reverse stock split, or reclassification be proportionately increased.  Adjustments to the Conversion Price then in effect shall become effective retroactively with respect to conversions made subsequent to the record date and on or before the payment date in the case of a dividend.

(iv)                              Adjustments for Other Distributions.  If the Corporation at any time or from time to time makes or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution payable in securities of the Corporation other than shares of Common Stock and other than in a transaction to which another adjustment provision of this Section 6 applies, then and in each such event provision shall be made so that the holders of Series B Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock to which they are entitled, the amount of such other securities of the Corporation which they would have received had they converted their Series B Preferred Stock into Common Stock immediately prior to such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 6 with respect to the conversion rights of the holders of the Series B Preferred Stock and under the terms of such other securities.  In lieu of making provision for issuance of such other securities to the holders of Series B Preferred Stock, the Corporation may make an adjustment to the Conversion Price in an amount and manner that is consistent with the adjustment provisions of this Section 6, as determined by the Board of Directors and set forth in a Board Resolution.

(v)                                  Adjustments for Reclassification, Exchange and Substitution.  If the Common Stock issuable upon conversion of the Series B Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6(d)(iii)), the Conversion Price in effect immediately prior to such reorganization, reclassification or other change shall, concurrently with the effectiveness of such reorganization, reclassification or other change, be proportionately adjusted such that immediately after such reorganization, reclassification or other change the Series B Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of such other class or classes into which the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock immediately before such reorganization, reclassification or other change would have been so changed.  Thereafter, the number of shares of such other class or classes into which the Series B Preferred Stock shall be convertible shall be subject to adjustment in accordance with this Section 6.

(e)                                  Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and

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give by notice to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.  The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock or any other class or classes of securities and the amount, if any, of other property which at the time such holder is entitled to receive upon the conversion of such holder’s shares of Series B Preferred Stock.

(f)                                    Notices of Record Date.  If the Corporation shall propose at any time:

(i)                                     to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(ii)                                  to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; or

(iii)                               to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock;

then, in connection with each such event, the Corporation shall send to the holders of the Series B Preferred Stock at least ten Business Days’ prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and, if known, specifying the date on which the holders of Common Stock shall be entitled to such dividend, distribution or subscription) or for determining rights to vote in respect of the matters referred to in clause (iii) above.

Each such written notice shall be given by first class mail, postage prepaid, addressed to the holders of Series B Preferred Stock at their respective addresses as shown on the books of the Corporation.

(g)                                 Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall be insufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

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(h)                                 Miscellaneous.

(i)                                     All calculations under this Section 6 shall be made to the nearest one thousandth (1/1,000) of a cent or to the nearest one hundredth (1/100) of a share, as the case may be.

(ii)                                  No adjustment in the Conversion Price of the Series B Preferred Stock need to be made if such adjustment would result in a change in such Conversion Price of less than $0.00001.  Any adjustment of less than $0.00001 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.00001 or more in such Conversion Price.

(i)                                    Mandatory Conversion Into Series A Preferred Stock.

(i)                                     Subject to the availability of sufficient authorized but unissued shares of Series A Preferred Stock, upon the date and time, or the occurrence of an event, specified by vote or written consent of the Board of Directors and the holders of the votes entitled to be cast by holders of a majority of the then outstanding shares of Series A Preferred Stock and Common Stock, voting together as a single class (the time of such closing or the date and time specified or the time of the event specified in such vote or written consent is referred to herein as the “Mandatory Conversion Time”), (A) each share of Series B Preferred Stock shall automatically be converted into a number of shares of Series A Preferred Stock (subject to appropriate adjustment in the event of a stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series A Preferred Stock or the Series B Preferred Stock) determined by dividing (x) the Conversion Price for the Series B Preferred Stock by (y) the Conversion Price for the Series A Preferred Stock (as defined in the Series A Certificate of Designations) and (B) such shares may not be reissued by the Corporation.  If at any time the number of authorized but unissued shares of Series A Preferred Stock shall be insufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Series A Preferred Stock to such number of shares as shall be sufficient for such purpose.

(ii)                                  All holders of record of shares of Series B Preferred Stock shall be sent written notice of the Mandatory Conversion Time and the place designated for mandatory conversion of all such shares of Series B Preferred Stock pursuant to this Section 6(i).  Such notice need not be sent in advance of the occurrence of the Mandatory Conversion Time.  Upon receipt of such notice, each holder of shares of Series B Preferred Stock shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, an agreement satisfactory to the Corporation or its transfer agent to indemnify the Corporation from any loss incurred by it in connection with such certificates and a bond or similar security as may be required by the Corporation), duly endorsed with appropriate signature guaranties, to the Corporation or such transfer agent at the place designated in such notice.  In the event of a mandatory conversion pursuant to this Section 6(i), such conversion of the outstanding shares of Series B Preferred Stock shall occur without any further action by the holders of such shares and whether or not the certificates representing such

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shares are surrendered to the Corporation or its transfer agent.  All rights with respect to the Series B Preferred Stock converted pursuant to the preceding paragraph, including the rights, if any, to receive notices and vote (other than as a holder of Series A Preferred Stock), will terminate at the Mandatory Conversion Time (notwithstanding the failure of the holder or holders thereof to surrender the certificates at or prior to such time), except only the rights of the holders thereof, upon surrender of their certificate or certificates (or indemnity agreement and any bond or security) therefor, to receive the items provided for in the next sentence.  As soon as practicable after the Mandatory Conversion Time and the surrender of the certificate or certificates (or indemnity agreement and any bond or security) for Series B Preferred Stock, the Corporation shall issue and deliver to such holder, or to his, her or its nominees, a certificate or certificates for the number of shares of Series A Preferred Stock to which such holder shall be entitled as aforesaid and a check payable to such holder in the amount of any cash amounts payable as the result of a conversion as provided herein.  No fractional shares of Series A Preferred Stock shall be issued upon conversion of Series B Preferred Stock.  In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the Conversion Price of the Series A Preferred Stock (subject to appropriate adjustment in the event of a stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series A Preferred Stock).  In connection with a conversion of shares of Series B Preferred Stock, the Corporation shall also pay the converting holder an amount equal to all declared and unpaid dividends on the shares of Series B Preferred Stock so converted.  Such converted Series B Preferred Stock shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series B Preferred Stock accordingly.

7.                                      Voting.  The holders of Series B Preferred Stock shall have the following voting rights:

(a)                                 General Voting Rights.

(i)                                     Except as otherwise provided herein, including, without, limitation Sections 7(a)(ii), 7(b), and 8, or by the GCL, the holders of shares of Series B Preferred Stock shall vote together with holders of the Common Stock and holders of any other class or series of capital stock of the Corporation having the right to vote together with holders of the Common Stock, as a single class on all matters submitted to a vote of the stockholders of the Corporation, other than election of directors.  Each holder of shares of Series B Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such holder’s shares of Series B Preferred Stock could be converted in accordance with Section 6 on the applicable record date for the particular vote or, if the Board of Directors shall not have fixed a record date, the date of such vote.  No holder shall be entitled to fractional votes and any fractional voting rights that would otherwise result from the method set forth in the immediately preceding sentence (after aggregating all shares of Common Stock into which shares of Series B Preferred Stock held by the same holder could be converted) shall be disregarded.

(ii)                                  If any proposed amendment, modification, alteration, repeal or waiver of the Certificate of Incorporation (whether by merger, consolidation, operation of law or otherwise) would increase or decrease the authorized number of shares of Series B Preferred

17

Stock, increase or decrease the par value of the Series B Preferred Stock, or alter or change the powers, preferences, or rights of the Series B Preferred Stock so as to affect the Series B Preferred Stock adversely, then, except as otherwise provided in Section 2 and in accordance with Section 8, the holders of the Series B Preferred Stock shall be entitled to vote as a separate class upon such amendment, modification, alteration, repeal or waiver, and the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock shall be necessary to the adoption thereof, in addition to such other vote as may be required by the GCL.

(iii)                               Except as set forth herein, or as otherwise provided by law, holders of shares of Series B Preferred Stock shall have no special voting rights and their vote or consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action, including, without limitation, the creation or issuance of any class or series of capital stock having preferences or relative, participating, optional, or other rights that rank senior to or on a parity with the Series B Preferred Stock.

(b)                                 Election of Directors.

(i)                                     So long as at least 25 percent of the total number of shares of Series A Preferred Stock and Series B Preferred Stock originally issued remain outstanding, the holders of shares of Series A Preferred Stock and Series B Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, shall be entitled to elect, from time to time one director of the Corporation (the “Series A/Series B Director”) only and shall not be entitled to vote in the election of any other director of the Corporation.  If the Series A/Series B Director resigns or is unable to serve as a director, so long as by the terms of this Section 7(b)(i) the holders of shares of Series A Preferred Stock and Series B Preferred Stock shall have the right to elect the Series A/Series B Director, the holders of shares of Series A Preferred Stock and Series B Preferred Stock shall be entitled to fill the vacancy so created by electing a successor Series A/Series B Director, provided that the Board of Directors may fill such vacancy if holders of shares of Series A Preferred Stock and Series B Preferred Stock voting together and entitled to cast a majority of the votes entitled to be cast by holders of all outstanding shares of Series A Preferred Stock and Series B Preferred Stock shall have instructed the Board of Directors in writing to elect the Person designated by such holders in writing to fill such vacancy.  So long as by the terms of this Section 7(b)(i) the holders of shares of Series A Preferred Stock and Series B Preferred Stock shall have the right to elect the Series A/Series B Director, holders of shares of Series A Preferred Stock and Series B Preferred Stock may remove the Series A/Series B Director with or without cause, but only by the affirmative vote of holders of a majority of the votes entitled to be cast by holders of all outstanding shares of Series A Preferred Stock and Series B Preferred Stock.  The Series A/Series B Director may not be removed by holders of Series A Preferred Stock and Series B Preferred Stock except as specifically provided in this Section 7(b)(i).

(ii)                                  At such time as holders of Series A Preferred Stock and Series B Preferred Stock shall no longer have the right to elect the Series A/Series B Director pursuant to Section 7(b)(i), holders of shares of Series A Preferred Stock and Series B Preferred Stock shall thereafter be entitled to vote together with holders of the Common Stock and holders of any

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other class or series of capital stock of the Corporation having the right to vote together with holders of the Common Stock, as a single class, in the election of directors for whom holders of the Common Stock are entitled to vote.

(iii)                               The right of the holders of Series A Preferred Stock and Series B Preferred Stock to elect the Series A/Series B Director pursuant to Section 7(b)(i) shall terminate upon the closing of the Qualifying Public Offering.

8.                                      Certain Amendments, Modifications.

(a)                                 Notwithstanding anything to the contrary contained herein, except as provided in Section 8(b) below and except as otherwise required by law, any term or provision in this Certificate may be amended, modified, altered, repealed or waived from time to time in connection with the issuance by the Corporation of any Common Stock or Common Stock Equivalents in a financing transaction the principal purpose of which is to raise capital for the Corporation if (1) the price per share at which Common Stock is issued or deemed issued in such transaction is equal to or greater than the Conversion Price in effect on the date of and immediately prior to such issuance or deemed issuance, and (2) such amendment, modification or waiver is approved by (x) the affirmative vote of holders of shares of Series B Preferred Stock entitled to cast a majority of the votes entitled to be cast by the holders of all outstanding shares of Series B Preferred Stock, voting as a separate class in accordance with the Investor Rights Agreement, and (y) the Board of Directors.

(b)                                 Notwithstanding Section 8(a) above, or any other provision of the Certificate of Incorporation to the contrary, no amendment, modification, alteration, repeal or waiver of any provision of the Certificate of Incorporation may be made (whether by merger, consolidation, operation of law or otherwise) that would reduce the amount of the Liquidation Preference, eliminate the senior rank of the Series B Preferred Stock with respect to the Common Stock as to dividends and distribution of assets upon a Liquidation Event, eliminate the right of holders of the Series B Preferred Stock to participate in the election of the Series A/Series B Director in accordance with Section 7(b)(i), directly and adversely affect any material rights of the Series B Preferred Stock in a manner materially disproportionate in the aggregate to any direct adverse effect on the rights of the Series A Preferred Stock in the aggregate or directly alter the relative powers, preferences, or rights as between the Series A Preferred Stock and Series B Preferred Stock in a manner materially adverse in the aggregate to the Series B Preferred Stock, without, in each such case, the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock voting as a separate class.  For purposes of clarification, the provisions of the Investors Rights Agreement shall not apply to any vote of the Series B Preferred Stock taken under this Section 8(b).

(c)                                  The issuance by the Corporation of Common Stock Equivalents in a financing transaction the principal purpose of which is to raise capital for the Corporation shall be deemed the issuance at the time of such issuance of Common Stock Equivalents of the Common Stock issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.  The price per share at which the shares of Common Stock are so deemed to have been issued shall be determined by dividing:

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(i)                                     the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto and determined without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise, conversion or exchange of such Common Stock Equivalents, by

(ii)                                  the maximum number of shares of Common Stock as set forth in the instruments relating thereto (determined without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.

9.                                      Notices.  Any notice required by the provisions of this Certificate to be given to the holders of Series B Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to such holders of record at their respective addresses appearing on the stock books of the Corporation.

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IN WITNESS WHEREOF, this Certificate is executed on behalf of the Corporation by a duly authorized officer on this 1st day of September, 2009.

KOLLTAN PHARMACEUTICALS, INC.

By:	/s/ Michael Schmertzler
Name:	Michael Schmertzler
Title:	Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 09:31 AM 12/29/2009
FILED 09:16 AM 12/29/2009
SRV 091142583 - 4459438 FILE

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION, AS AMENDED,

OF

KOLLTAN PHARMACEUTICALS, INC.

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

Kolltan Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, hereby certifies as follows:

The Board of Directors of the Corporation duly adopted, pursuant to Section 242 of the General Corporation Law, a resolution setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, and declaring said amendment to be advisable.  The stockholders of the Corporation duly approved and adopted said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law.  The resolution setting forth the amendment is as follows:

RESOLVED, that Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, be amended and restated in its entirety to read as follows:

“FOURTH:  The total number of shares of all classes which the Corporation is authorized to issue shall be 235,000,000, consisting of 135,000,000 shares of Common Stock, par value $.001 per share (the “Common Stock”), and 100,000,000 shares of Preferred Stock, par value $.001  per share (the “Preferred Stock”).  The shares of Preferred Stock may be issued from time to time in one or more series.  The Board of Directors of the Corporation (the “Board of Directors”)  is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations,  preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing tor the issue of such shares and as may be permitted by the GCL.  The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.  In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the voting power of the capital stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.”

*  *  *

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, to be signed by a duly authorized officer this 29th day of December, 2009.

KOLLTAN PHARMACEUTICALS, INC.

By:	/s/ Michael Schmertzler
Michael Schmertzler
Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:25 AM 03/01/2012
FILED 08:30 AM 03/01/2012
SRV 120258094 - 4459438 FILE

KOLLTAN PHARMACEUTICALS, INC.

CERTIFICATE OF AMENDMENT OF
CERTIFICATE DESIGNATING
SERIES A CONVERTIBLE PREFERRED STOCK
AND FIXING THE PREFERENCES AND
RELATIVE, PARTICIPATING, OPTIONAL,
AND OTHER RIGHTS THEREOF

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

Kolltan Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), in accordance with Section 103 of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies as follows:

A Certificate Designating Series A Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof (the “Certificate of Designations”) was filed with the Secretary of State of the State of Delaware on July 24, 2008 pursuant to Section 151 of the General Corporation Law.  Certificates of Amendment were filed on February 27, 2009 and September 1, 2009.  The Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law duly adopted a resolution setting forth a proposed amendment of the Certificate of Designations, and declaring such amendment advisable.  The proposed amendment was duly adopted in accordance with the provisions of Sections 242 and 228 (by the written consent of the stockholders of the Corporation) of the General Corporation Law.  The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate Designating Series A Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof of Kolltan Pharmaceuticals, Inc. be amended in its entirety in the form set forth in Exhibit A attached hereto.

*                                         *                                         *

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this 1st day of March, 2012.

KOLLTAN PHARMACEUTICALS, INC.

By:	/s/ Michael Schmertzler
Name: Michael Schmertzler
Title: Chief Executive Officer

EXHIBIT A

KOLLTAN PHARMACEUTICALS, INC.

CERTIFICATE DESIGNATING

SERIES A CONVERTIBLE PREFERRED STOCK

AND FIXING THE PREFERENCES AND

RELATIVE, PARTICIPATING, OPTIONAL,

AND OTHER RIGHTS THEREOF

1.                                      Definitions.

(a)                                 As used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Acquisition” means the acquisition of the Corporation by another Person by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) as a result of which Persons who were stockholders of the Corporation immediately prior to such transaction or series of related transactions own immediately after such transaction or series of related transactions less than fifty percent (50%) of the voting power of the outstanding securities of the Corporation, or of the Person who is the continuing or surviving entity in such transaction or of the Person who issues its voting securities to Persons who were stockholders of the Corporation immediately prior to such transaction, as the case may be, excluding (i) any reorganization, merger or consolidation effected exclusively to change the domicile of the Corporation and (ii) the acquisition of securities directly from the Corporation in a financing transaction other than in connection with a reorganization, merger, consolidation, recapitalization or share exchange involving the Company.

“Additional Shares of Common Stock” is defined in Section 6(d)(i)(A).

“Asset Transfer” means a transaction that constitutes a sale of all or substantially all of the assets of the Corporation for purposes of Section 271 of the GCL or a lease of all or substantially all of the assets of the Corporation in a single transaction or series of related transactions.

“Board of Directors” or “Board” means the Board of Directors of the Corporation.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors, or duly authorized committee thereof (to the extent permitted by applicable law), and to be in full force and effect on the date of such certification, and which the Corporation shall furnish by notice to the holders of Series A Preferred Stock.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

“Certificate” means this Certificate Designating Series A Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof of the Corporation.

“Certificate of Incorporation” shall mean the Corporation’s Certificate of Incorporation (including all certificates of designation).

“Common Stock” includes the Common Stock, $.001 par value, of the Corporation as authorized on the date hereof, and any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise and any stock (other than Common Stock) and other securities of the Corporation or any other Person which any holder of Preferred Stock at any time shall be entitled to receive, or shall have received, on the exercise of conversion rights of the Preferred Stock or any such other securities, in lieu of or in addition to Common Stock.

“Common Stock Equivalent” shall mean any security, agreement or instrument convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock, directly or indirectly.

“Conversion Price” is defined in Section 6(a).

“Conversion Rate” is defined in Section 6(a).

“GCL” means the General Corporation Law of the State of Delaware.

“Investor Rights Agreement” means the Amended and Restated Investor Rights Agreement, dated as of March 1, 2012, by and among the Corporation and the Holders as defined therein, as amended or supplemented from time to time.

“Junior Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank junior to the Series A Preferred Stock as to the payment of dividends.

“Junior Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank junior to the Series A Preferred Stock as to the distribution of assets upon a Liquidation Event.

“Liquidation Event” means any (a) liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, or its insolvency, (b) Acquisition, or (c) Asset Transfer.

“Liquidation Preference” means $1.00 per share for the Series A Preferred Stock plus an amount equal to the declared and unpaid dividends thereon and the amount of dividends

2

thereon required by this Certificate to be declared and paid thereon and not so declared and paid at the date of final distribution to the holders of shares of Series A Preferred Stock in connection with a Liquidation Event (subject to appropriate adjustment of such dollar amount in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series A Preferred Stock).

“1933 Act” means the Securities Act of 1933, as amended.

“Original Issue Date” is defined in Section 6(d)(i)(B).

“Original Issuance Price” means $1.00 per share.

“Parity Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank on a parity with the Series A Preferred Stock as to payment of dividends.

“Parity Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank on a parity with the Series A Preferred Stock as to distribution of assets upon a Liquidation Event, including the Series B Preferred Stock and Series C Preferred Stock.

“Person” means any natural person and any corporation, trust, partnership, limited liability partnership, limited liability company, venture, government (or agency or subdivision thereof) or other business entity.

“Preferred Stock” means the Preferred Stock, $.001 par value, of the Corporation.

“Qualifying Public Offering” means a public offering of shares of Common Stock underwritten on a firm commitment basis pursuant to a registration statement under the 1933 Act that results in gross proceeds to the Corporation of at least $25,000,000 (calculated before deduction of underwriting discounts and commissions and offering expenses) and is at a price per share of Common Stock not less than $3.00, such price subject to:

(1)                                 proportionate adjustments from time to time, as determined by the Board of Directors as set forth in a Board Resolution, in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Common Stock or the Series A Preferred Stock; and

(2)                                 in case of an adjustment of the Conversion Price pursuant to Section 6(d)(ii), to an amount determined by multiplying:

(A)                               such price (as the same may therefore have been adjusted) times

(B)                               a fraction of which

(i)                                     the numerator is the quotient obtained by dividing the aggregate number of shares of Series A Preferred Stock outstanding immediately prior to such adjustment of the Conversion Price by the Conversion Price in effect

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immediately prior to such adjustment in the Conversion Price, and

(ii)                                  the denominator is the quotient obtained by dividing the aggregate number of shares of Series A Preferred Stock outstanding immediately prior to such adjustment of the Conversion Price by the Conversion Price in effect immediately after such adjustment in the Conversion Price.

“Senior Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank senior to the Series A Preferred Stock as to payment of dividends.

“Senior Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank senior to the Series A Preferred Stock as to the distribution of assets upon a Liquidation Event.

“Series A Preferred Stock” is defined in Section 2.

“Series A/Series B/Series C Director” is defined in Section 7(b)(i).

“Series B Preferred Stock” means the Series B Convertible Preferred Stock, $.001 par value, of the Corporation.

“Series C Preferred Stock” means the Series C Convertible Preferred Stock, $.001 par value, of the Corporation.

(b)                                 Capitalized terms defined elsewhere in this Certificate are used in this Certificate as so defined.

(c)                                  All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Certificate.

(d)                                 Any reference in this Certificate to a section or subsection shall be a reference to the particular section or subsection of this Certificate, unless specifically stated otherwise.

2.                                      Designation and Amount.  The Corporation hereby establishes a series of its class of Preferred Stock, which series shall be designated “Series A Convertible Preferred Stock,” $.001 par value (the “Series A Preferred Stock”), and the number of shares constituting the Series A Preferred Stock shall be 40,000,000.  Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of any outstanding options, warrants or other rights which entitle the holder to purchase or otherwise acquire shares of Series A Preferred Stock or upon the conversion of any outstanding securities issued by the Corporation which are convertible into Series A Preferred Stock.

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3.                                      Dividends.

(a)                                 Dividends on Series A Preferred Stock.  The holders of outstanding shares of Series A Preferred Stock shall be entitled to receive, out of funds legally available for such purpose, dividends payable when, as and if declared by the Board of Directors.

The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of Common Stock (other than a stock dividend on the Common Stock distributed solely in the form of additional shares of Common Stock, adjustment for which is provided in Section 6(d)(iii) or solely in the form of securities of the Corporation, adjustment for which is provided in Section 6(d)(iv)), only if simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series A Preferred Stock in such amount as would be payable on the largest number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder could be converted pursuant to the provisions of Section 6 hereof, such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend (which date shall be the record date for such dividend on Series A Preferred Stock) as if such conversion had occurred immediately prior to such record date.  Holders of shares of Series A Preferred Stock shall not be entitled to accumulation of dividends.

The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of Series B Preferred Stock or Series C Preferred Stock only if simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series A Preferred Stock in such amount such that any dividend payable on the Series B Preferred Stock or Series C Preferred Stock shall represent the same percentage of the Liquidation Preference (as defined in the applicable Certificate of Designations for such series or the Certificate of Incorporation, as the case may be) of the Series B Preferred Stock or Series C Preferred Stock, as the case may be, as the percentage of the dividend payable on the Series A Preferred Stock to the Liquidation Preference of the Series A Preferred Stock.

The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of any other Parity Dividend Stock or Junior Dividend Stock (other than Common Stock) only if simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series A Preferred Stock in such amount at least equal to (i) in the case of a dividend on any class or series of such Parity Dividend Stock or Junior Dividend Stock that is convertible into Common Stock, that dividend per share of Series A Preferred Stock as would equal the dividend payable on each share of such other class or series determined as if all such shares of such class or series had been converted into Common Stock and all shares of Series A Preferred Stock had been converted into Common Stock on the record date for determination of holders entitled to receive such dividend (which date shall be the record date for such dividend on Series A Preferred Stock) or (ii) in the case of a dividend on any class or series of such Parity Dividend Stock or Junior Dividend Stock that is not convertible into Common Stock, at a rate per share of Series A Preferred Stock determined by dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock and multiplying such fraction by $1.00 per share

5

(subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting such shares).

(b)                                 Certain Dividends Permitted.  The Corporation may declare and pay or set aside for payment dividends on Senior Dividend Stock in accordance with the rights and preferences of such shares of Senior Dividend Stock.

4.                                      Liquidation Rights.

(a)                                 Liquidation Preference.  In the event of any Liquidation Event, before any payment shall be made or any assets distributed to the holders of Common Stock or any Junior Liquidation Stock and subject to the rights and preferences of any Senior Liquidation Stock or Parity Liquidation Stock, holders of the Series A Preferred Stock shall be entitled to receive pari passu with holders of Parity Liquidation Stock, out of the assets of the Corporation available for distribution to holders of the Series A Preferred Stock and any Parity Liquidation Stock, the Liquidation Preference for each outstanding share of Series A Preferred Stock before the Corporation makes any payment or distribution on account of such Liquidation Event to holders of Common Stock or Junior Liquidation Stock.

(b)                                 Priority.  If upon the Liquidation Event the available assets to be distributed among the holders of the Series A Preferred Stock and the holders of any Parity Liquidation Stock are insufficient to permit the payment to such holders of Series A Preferred Stock of the full Liquidation Preference for their shares and to holders of Parity Liquidation Stock the full preferential amounts to which they are entitled, then the holders of the Series A Preferred Stock and Parity Liquidation Stock shall share ratably in any distribution of available assets in proportion to the full Liquidation Preference of the Series A Preferred Stock that would otherwise be payable to holders of Series A Preferred Stock on account of such Liquidation Event and the full liquidation preference amounts which would otherwise be payable upon liquidation with respect to the outstanding shares of Parity Liquidation Stock on account of such Liquidation Event if the Liquidation Preference and all liquidation preference amounts of the Parity Liquidation Stock were paid in full.  In case of payment of less than the full amount of the Liquidation Preference of each share of Series A Preferred Stock on account of a particular Liquidation Event, if the Corporation is not dissolved in connection with such Liquidation Event and the shares of Series A Preferred Stock are not converted into or exchanged for other shares or cash or other property in connection with such Liquidation Event, then the shares of Series A Preferred Stock shall remain outstanding and if a subsequent Liquidation Event shall occur then, subject to the rights of holders of shares of Senior Liquidation Stock and Parity Liquidation Stock, shares of Series A Preferred Stock shall be entitled to receive the remaining unpaid amount of the Liquidation Preference in connection with such subsequent Liquidation Event, if any, before any payment shall be made or any assets distributed to the holders of any Common Stock or any Junior Liquidation Stock.  The provisions of this Section 4(b) shall be applied successively to each such subsequent Liquidation Event until the Liquidation Preference shall have been paid in full.

(c)                                  Participating Rights.  After the holders of Series A Preferred Stock shall have received payment in full of the Liquidation Preference in accordance with Section 4(a) or

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4(b) and after payment in full of the liquidation preference of any Junior Liquidation Stock, the remaining assets of the Corporation shall be distributed to the holders of Series A Preferred Stock, Common Stock, and shares of any other class or series of capital stock of the Corporation entitled to share in such remaining assets, pro rata based on the number of shares of Common Stock held by each.  For this purpose, a holder of shares of Series A Preferred Stock shall be deemed to hold the number of shares of Common Stock which such holder is entitled to receive upon conversion in full pursuant to Section 6 of such holder’s shares of Series A Preferred Stock at the Conversion Rate in effect on the record date for the distribution under this Section 4(c) or, in the absence of a record date, on the date of such distribution.

(d)                                 Valuation of Non-Cash Consideration.  In any Liquidation Event, if the consideration received by the Corporation and distributed to holders of Series A Preferred Stock is other than cash or the consideration received directly by holders of Series A Preferred Stock is other than cash, then for purposes of the amount of the Liquidation Preference received by holders of Series A Preferred Stock or the amount received by holders of Series A Preferred Stock and holders of other stock for purposes of Section 4(c), the value of such consideration will be deemed its fair market value.  The Corporation shall give prompt notice of such valuation to each holder of Series A Preferred Stock.  The fair market value of any assets or securities, other than cash, shall be determined as follows:

(i)                                     Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:

(A)                               If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the five trading day period ending three days prior to the record date for distribution of such consideration to holders of Series A Preferred Stock or, if such Liquidation Event has a closing, prior to such closing date, as the case may be;

(B)                               If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the five trading day period ending three days prior to the record date for distribution of such consideration to holders of Series A Preferred Stock or, if such Liquidation Event has a closing, prior to such closing date, as the case may be; and

(C)                               If there is no active public market, the value shall be the fair market value thereof, as determined by the Corporation and approved by the affirmative vote of holders of a majority of the votes entitled to be cast by holders of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Common Stock, voting together as a single class.

(ii)                                  The method of valuation of any assets or securities, other than cash, subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value, determined as above in (i)(A), (B) or (C), to reflect the approximate fair market value thereof, as determined by the Corporation

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and approved by the affirmative vote of holders of a majority of the votes entitled to be cast by holders of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Common Stock, voting together as a single class.  If such holders do not approve the approximate fair market value determined by the Corporation, then the Corporation shall select an investment bank or appraiser experienced in appraising financial assets to determine the approximate fair market value.  The cost of such investment banking service shall be paid by the Corporation.

(iii)                               The value of any assets that are not cash or securities shall be determined in good faith by the Board of Directors and set forth in a Board Resolution.

(e)                                  The Corporation shall not close an Acquisition (if the Corporation is a party to such transaction) or Asset Transfer or complete any other Liquidation Event that involves corporate action by the Corporation until the Corporation has complied with the requirements of Section 4(d).

(f)                                   The Corporation shall give each holder of record of Series A Preferred Stock written notice of any proposed transaction to which the Corporation is a party and to which this Section 4 would be applicable not later than ten Business Days prior to the stockholders’ meeting, if any, called to approve such transaction, or ten Business Days prior to the closing of such transaction, if the Corporation does not call a stockholders’ meeting.  Such notice shall describe the material terms and conditions of the proposed transaction and state that such transaction is subject to the provisions of this Section 4.  The Corporation shall thereafter give holders of record of Series A Preferred Stock prompt written notice of any material changes to the material terms and conditions of such transaction that were described in such earlier notice.  In case such transaction is subject to stockholder approval, the Corporation shall also notify the holders of record of the Series A Preferred Stock in writing of the approval of such transaction promptly after such approval.

5.                                      No Mandatory or Optional Redemption; No Sinking Fund.  The shares of Series A Preferred Stock shall not be subject to mandatory redemption by the Corporation.  The Corporation shall not have the right at its option to redeem any shares of Series A Preferred Stock.  No holder shall have the right to require the Corporation to redeem any shares of Series A Preferred Stock or be entitled to the benefit of any sinking fund for the Series A Preferred Stock.

6.                                      Conversion.  The holders of the Series A Preferred Stock shall have conversion rights as follows:

(a)                                 Right to Convert.  Each share of Series A Preferred Stock shall be convertible into that number of fully-paid and nonassessable shares of Common Stock that is equal to the applicable Original Issuance Price divided by the applicable Conversion Price (as hereinafter defined).  The Conversion Price for a share of Series A Preferred Stock shall initially be the Original Issuance Price and shall be subject to adjustment as provided herein (the “Conversion Price”).  The number of shares of Common Stock into which each share of Series A Preferred Stock may be converted is hereinafter referred to as the “Conversion Rate”.  Upon any

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decrease in the Conversion Price as provided in this Section 6, the Conversion Rate shall be correspondingly increased; and upon any increase in the Conversion Price as provided in this Section 6, the Conversion Rate shall be correspondingly decreased.

(b)                                 Automatic Conversion Upon Public Offering.  Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the then-effective Conversion Rate for such share immediately upon the closing of a Qualifying Public Offering.

(c)                                  Exercise of Conversion Right.

(i)                                     A holder of Series A Preferred Stock shall be entitled to convert such holder’s shares into shares of Common Stock by (1) giving a conversion notice to the Corporation at its principal executive office or at the office of any transfer agent for the Series A Preferred Stock and (2) surrendering the certificate or certificates therefor, duly endorsed with appropriate signature guaranties, at such office of the Corporation or such transfer agent at which such holder has given such conversion notice; provided, however, that in the event of an automatic conversion pursuant to Section 6(b), such conversion of the outstanding shares of Series A Preferred Stock shall occur without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided further, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion or pay any dividend or make any other distribution in respect of such shares of Common Stock unless either the certificates evidencing such shares of Series A Preferred Stock are delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates and furnishes a bond or similar security as may be required by the Corporation.

(ii)                                  The Corporation shall, as soon as practicable after the holder delivers such conversion notice (in case of a conversion at the option of the holder) and share certificates, or after the holder delivers such indemnity agreement and any bond or security, as the case maybe, issue and deliver at such office to such holder of Series A Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to such holder in the amount of any cash amounts payable as the result of a conversion as provided herein.  No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred Stock.  In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of one share of Common Stock, as determined by the Board of Directors.  In connection with a conversion of shares of Series A Preferred Stock, the Corporation shall also pay the converting holder an amount equal to all declared and unpaid dividends on the shares of Series A Preferred Stock so converted. A conversion at the election of the holder shall be deemed to have been made immediately prior to the close of business on the date on which the holder has delivered both (1) the conversion notice and (2) the share certificates or, in case of lost, stolen or destroyed certificates, such indemnity agreement

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and any bond or security required hereby, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date; provided, however, that if the conversion is a conversion at the election of the holder in connection with an underwritten offering of securities registered pursuant to the 1933 Act, such conversion may, at the option of the holder, be conditioned upon the closing of the sale of securities pursuant to such offering, in which event the holder shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such offering and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time. In order for a conversion to be so conditioned upon such closing, the conversion notice must expressly state that the conversion is so conditioned.

(d)                                 Adjustments to Conversion Price.

(i)                                    Certain Definitions.  For purposes of this Section 6(d), the following definitions shall apply:

(A)                               “Additional Shares of Common Stock” shall mean all shares of Common Stock issued or, pursuant to Section 6(d)(ii)(B), deemed to be issued by the Corporation after the Original Issue Date, other than any of the following:

(1)                                 shares of Common Stock issued or issuable upon conversion of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock;

(2)                                 shares of Common Stock and Common Stock Equivalents issued to officers, directors, or employees of, or consultants to, the Corporation or any of its subsidiaries pursuant to a stock grant, option, or purchase plan or other compensatory stock-based program or agreement approved by the Board of Directors;

(3)                                 shares of Common Stock issued or issuable or, pursuant to Section 6(d)(ii)(B), deemed issued to any Person which is or will be, itself or through its subsidiaries or affiliates, an operating company in a business related to or complementary with the business of the Corporation or any of its subsidiaries, including, but not limited to, in connection with a strategic alliance, licensing transaction, corporate partnering arrangement, joint venture, or joint development agreement, and in the transaction for which the Corporation receives material benefits in addition to the investment of capital in the Corporation and in which transaction the total consideration the Corporation receives and is to receive is at least equal to the value of the Common Stock issued or issuable, or, pursuant to Section 6(d)(ii)(B), deemed issued to such Person, plus the amount of all consideration to be paid by the Corporation or any of its subsidiaries in such transaction, as determined by the Board of Directors and set forth in a Board Resolution;

(4)                                 shares of Common Stock issued as a dividend or distribution on the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock; provided the

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number of shares of Common Stock issued as a dividend or distribution on a share of Series B Preferred Stock or Series C Preferred Stock, as the case may be, multiplied by the number of shares of Common Stock into which a share of Series B Preferred Stock or Series C Preferred Stock, as applicable, is then convertible is equal to the number of shares of Common Stock issued as a dividend or distribution on a share of Series A Preferred Stock multiplied by the number of shares of Common Stock into which a share of Series A Preferred Stock is then convertible;

(5)                                 shares of Common Stock issued in an event for which adjustments are otherwise made pursuant to Section 6(d)(iii);

(6)                                 shares of Common Stock issued or, pursuant to Section 6(d)(ii)(B), deemed issued:

(x)                                 as consideration, whether in whole or in part, to any Person for providing services or supplying goods to the Corporation, including, without limitation issued to any landlord;

(y)                                 to any lending, equipment leasing or financial institution in connection with any equipment or facility lease or financing, so long as such issuance or deemed issuance of Common Stock in connection with such lease or financing is not primarily for the purpose of obtaining equity financing for the Corporation; and

(z)                                  to pay all or a portion of any investment banking, placement agent, finders or similar fee or commission; and

(7)                                 shares of Common Stock issued or, pursuant to Section 6(d)(ii)(B), deemed issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board of Directors.

(B)                               “Original Issue Date” means the date on which the first share of Series A Preferred Stock was issued.

(ii)                                Adjustment of Conversion Price for the Series A Preferred Stock Upon Certain Issuances of Additional Shares of Common Stock.  (A) If the Corporation shall issue or be deemed by Section 6(d)(ii)(B) to have issued Additional Shares of Common Stock, without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issuance, then and in each such event such Conversion Price shall be reduced to a price (calculated to the nearest one thousandth (1/1,000) of a cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be:

(1)                                 the number of shares of Common Stock outstanding immediately prior to such issuance, plus

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(2)                                 the number of shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents that are outstanding immediately prior to such issuance, including, without limitation, the outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, plus

(3)                                 the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price, and the denominator of which shall be:

(x)                                 the number of shares of Common Stock outstanding immediately prior to such issuance, plus

(y)                                 the number of shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents that are outstanding immediately prior to such issuance, including, without limitation, the outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, plus

(z)                                  the number of such Additional Shares of Common Stock so issued.

(B)                               Deemed Issue of Additional Shares of Common Stock.  If the Corporation at any time or from time to time after the Original Issue Date shall issue any Common Stock Equivalents or shall fix a record date for the determination of holders of any class of securities of stock entitled to receive any Common Stock Equivalents, then the maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange of such Common Stock Equivalents (as set forth in the instrument relating thereto, determined without regard to any provisions contained therein for a subsequent adjustment of such number) shall be deemed to be Additional Shares of Common Stock issued at the time of such issuance of Common Stock Equivalents (subject to the exceptions set forth in Section 6(d)(i)(A)(1) through (7)), or, in case a record date shall have been fixed for such issuance, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(1)                                 except as provided in Section 6(d)(ii)(B)(2), no further adjustment in the Conversion Price shall be made upon the subsequent issuance of shares of Common Stock upon the exercise, conversion or exchange of such Common Stock Equivalents;

(2)                                 if such Common Stock Equivalents by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Corporation, or change in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (other than under or by reason of provisions designed to protect against dilution), the Conversion Price computed upon the original issue thereof (or upon the fixing of a record date with respect thereto) and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Common

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Stock Equivalents or the rights of exercise, conversion or exchange under such Common Stock Equivalents; and

(3)                                 no readjustment pursuant to clause (B) immediately above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (x) the Conversion Price on the original adjustment date for which adjustment was made in respect of such Common Stock Equivalents and (y) the Conversion Price that would have resulted from any issuance between the original adjustment date and such readjustment date of Additional Shares of Common Stock or Common Stock Equivalents other than in respect of the issuance of Common Stock Equivalents in respect of which such readjustment is being made.

(C)                               Determination of Consideration.  For purposes of this Section 6(d), the consideration received by the Corporation for the issuance of any Additional Shares of Common Stock shall be computed as follows:

(1)                                 Cash and Property.  Such consideration shall:

(x)                                 insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof;

(y)                                 insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined by the Board of Directors in the good faith exercise of its reasonable business judgment; and

(z)                                  in the event Additional Shares of Common Stock are issued together with other shares or securities or the transfer of assets of the Corporation for consideration which consists of both cash and property other than cash, be the proportion of such consideration so received, computed as provided in clauses (x) and (y) above, as determined in good faith by the Board.

(2)                                 Common Stock Equivalents.  The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6(d)(ii)(B) upon issuance of Common Stock Equivalents shall be determined by dividing:

(x)                                 the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto and determined without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise, conversion or exchange of such Common Stock Equivalents, by

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(y)                                 the maximum number of shares of Common Stock as set forth in the instruments relating thereto (determined without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.

(iii)                            Adjustments for Subdivisions, Stock Splits, Stock Dividends, or Combinations of Common Stock.  If the outstanding shares of Common Stock shall be subdivided (including by stock split or reclassification) into a greater number of shares of Common Stock or if the Corporation shall declare or pay a dividend to holders of Common Stock in the form of additional shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision, stock split, reclassification or stock dividend shall be proportionately decreased, concurrently with the effectiveness of such subdivision, stock split or reclassification or the payment date for such stock dividend, as the case may be.  If the outstanding shares of Common Stock shall be combined (including by reverse stock split or reclassification) into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination, reverse stock split, or reclassification shall, concurrently with the effectiveness of such combination, reverse stock split, or reclassification be proportionately increased.  Adjustments to the Conversion Price then in effect shall become effective retroactively with respect to conversions made subsequent to the record date and on or before the payment date in the case of a dividend.

(iv)                              Adjustments for Other Distributions.  If the Corporation at any time or from time to time makes or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution payable in securities of the Corporation other than shares of Common Stock and other than in a transaction to which another adjustment provision of this Section 6 applies, then and in each such event provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock to which they are entitled, the amount of such other securities of the Corporation which they would have received had they converted their Series A Preferred Stock into Common Stock immediately prior to such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 6 with respect to the conversion rights of the holders of the Series A Preferred Stock and under the terms of such other securities.  In lieu of making provision for issuance of such other securities to the holders of Series A Preferred Stock, the Corporation may make an adjustment to the Conversion Price in an amount and manner that is consistent with the adjustment provisions of this Section 6, as determined by the Board of Directors and set forth in a Board Resolution.

(v)                                  Adjustments for Reclassification, Exchange and Substitution.  If the Common Stock issuable upon conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6(d)(iii)), the Conversion Price in effect immediately prior to such reorganization, reclassification or other change shall, concurrently with the effectiveness of such reorganization, reclassification or other change, be proportionately adjusted such that

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immediately after such reorganization, reclassification or other change the Series A Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of such other class or classes into which the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock immediately before such reorganization, reclassification or other change would have been so changed.  Thereafter, the number of shares of such other class or classes into which the Series A Preferred Stock shall be convertible shall be subject to adjustment in accordance with this Section 6.

(e)                                  Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and give by notice to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.  The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock or any other class or classes of securities and the amount, if any, of other property which at the time such holder is entitled to receive upon the conversion of such holder’s shares of Series A Preferred Stock.

(f)                                    Notices of Record Date.  If the Corporation shall propose at any time:

(i)                                     to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(ii)                                  to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; or

(iii)                               to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock;

then, in connection with each such event, the Corporation shall send to the holders of the Series A Preferred Stock at least ten Business Days’ prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and, if known, specifying the date on which the holders of Common Stock shall be entitled to such dividend, distribution or subscription) or for determining rights to vote in respect of the matters referred to in clause (iii) above.

Each such written notice shall be given by first class mail, postage prepaid, addressed to the holders of Series A Preferred Stock at their respective addresses as shown on the books of the Corporation.

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(g)                                 Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall be insufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(h)                                 Miscellaneous.

(i)                                     All calculations under this Section 6 shall be made to the nearest one thousandth (1/1,000) of a cent or to the nearest one hundredth (1/100) of a share, as the case may be.

(ii)                                  No adjustment in the Conversion Price of the Series A Preferred Stock need to be made if such adjustment would result in a change in such Conversion Price of less than $0.00001.  Any adjustment of less than $0.00001 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.00001 or more in such Conversion Price.

7.                                      Voting.  The holders of Series A Preferred Stock shall have the following voting rights:

(a)                                 General Voting Rights.

(i)                                     Except as otherwise provided herein, including, without, limitation Sections 7(a)(ii), 7(b), and 8, or by the GCL, the holders of shares of Series A Preferred Stock shall vote together with holders of the Common Stock and holders of any other class or series of capital stock of the Corporation having the right to vote together with holders of the Common Stock, as a single class on all matters submitted to a vote of the stockholders of the Corporation, other than election of directors.  Each holder of shares of Series A Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such holder’s shares of Series A Preferred Stock could be converted in accordance with Section 6 on the applicable record date for the particular vote or, if the Board of Directors shall not have fixed a record date, the date of such vote.  No holder shall be entitled to fractional votes and any fractional voting rights that would otherwise result from the method set forth in the immediately preceding sentence (after aggregating all shares of Common Stock into which shares of Series A Preferred Stock held by the same holder could be converted) shall be disregarded.

(ii)                                  If any proposed amendment, modification, alteration, repeal or waiver of the Certificate of Incorporation (whether by merger, consolidation, operation of law or otherwise) would increase or decrease the authorized number of shares of Series A Preferred Stock, increase or decrease the par value of the Series A Preferred Stock, or alter or change the

16

powers, preferences, or rights of the Series A Preferred Stock so as to affect the Series A Preferred Stock adversely, then, except as otherwise provided in Sections 2 and in accordance with Section 8, the holders of the Series A Preferred Stock shall be entitled to vote as a separate class upon such amendment, modification, alteration, repeal or waiver, and the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock shall be necessary to the adoption thereof, in addition to such other vote as may be required by the GCL.

(iii)                               Except as set forth herein, or as otherwise provided by law, holders of shares of Series A Preferred Stock shall have no special voting rights and their vote or consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action, including, without limitation, the creation or issuance of any class or series of capital stock having preferences or relative, participating, optional, or other rights that rank senior to or on a parity with the Series A Preferred Stock.

(b)                                 Election of Directors.

(i)                                     So long as at least 25 percent of the total number of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock originally issued remain outstanding, the holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, shall be entitled to elect, from time to time one director of the Corporation (the “Series A/Series B/Series C Director”) only and shall not be entitled to vote in the election of any other director of the Corporation.  If the Series A/Series B/Series C Director resigns or is unable to serve as a director, so long as by the terms of this Section 7(b)(i) the holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall have the right to elect the Series A/Series B/Series C Director, the holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be entitled to fill the vacancy so created by electing a successor Series A/Series B/Series C Director, provided that the Board of Directors may fill such vacancy if holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock voting together and entitled to cast a majority of the votes entitled to be cast by holders of all outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall have instructed the Board of Directors in writing to elect the Person designated by such holders in writing to fill such vacancy.  So long as by the terms of this Section 7(b)(i) the holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall have the right to elect the Series A/Series B/Series C Director, holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock may remove the Series A/Series B/Series C Director with or without cause, but only by the affirmative vote of holders of a majority of the votes entitled to be cast by holders of all outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.  The Series A/Series B/Series C Director may not be removed by holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock except as specifically provided in this Section 7(b)(i).

(ii)                                  At such time as holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall no longer have the right to elect the Series

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A/Series B/Series C Director pursuant to Section 7(b)(i), holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall thereafter be entitled to vote together with holders of the Common Stock and holders of any other class or series of capital stock of the Corporation having the right to vote together with holders of the Common Stock, as a single class, in the election of directors for whom holders of the Common Stock are entitled to vote.

(iii)                               The right of the holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock to elect the Series A/Series B/Series C Director pursuant to Section 7(b)(i) shall terminate upon the closing of the Qualifying Public Offering.

8.                                      Certain Amendments, Modifications.

(a)                                 Notwithstanding anything to the contrary contained herein except as provided in Section 8(b) below and except as otherwise required by law, any term or provision in this Certificate may be amended, modified, altered, repealed or waived from time to time in connection with the issuance by the Corporation of any Common Stock or Common Stock Equivalents in a financing transaction the principal purpose of which is to raise capital for the Corporation if (1) the price per share at which Common Stock is issued or deemed issued in such transaction is equal to or greater than the Conversion Price in effect on the date of and immediately prior to such issuance or deemed issuance and (2) such amendment, modification or waiver is approved by (x) the affirmative vote of holders of shares of Series A Preferred Stock entitled to cast a majority of the votes entitled to be cast by the holders of all outstanding shares of Series A Preferred Stock, voting as a separate class in accordance with the Investor Rights Agreement, and (y) the Board of Directors.

(b)                                 Notwithstanding Section 8(a) above, or any other provision of the Certificate of Incorporation to the contrary, no amendment, modification, alteration, repeal or waiver of any provision of the Certificate of Incorporation may be made (whether by merger, consolidation, operation of law or otherwise) that would reduce the amount of the Liquidation Preference, eliminate the senior rank of the Series A Preferred Stock with respect to the Common Stock as to dividends and distribution of assets upon a Liquidation Event or eliminate the right of holders of the Series A Preferred Stock to participate in the election of the Series A/Series B/Series C Director in accordance with Section 7(b)(i) without, in each such case, the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock voting as a separate class.  For purposes of clarification, the provisions of the Investors Rights Agreement shall not apply to any vote of the Series A Preferred Stock taken under this Section 8(b).

(c)                                  The issuance by the Corporation of Common Stock Equivalents in a financing transaction the principal purpose of which is to raise capital for the Corporation shall be deemed the issuance at the time of such issuance of Common Stock Equivalents of the Common Stock issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.  The price per share at which the shares of Common Stock are so deemed to have been issued shall be determined by dividing:

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(i)                                     the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto and determined without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise, conversion or exchange of such Common Stock Equivalents, by

(ii)                                  the maximum number of shares of Common Stock as set forth in the instruments relating thereto (determined without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.

9.                                      Notices.  Any notice required by the provisions of this Certificate to be given to the holders of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to such holders of record at their respective addresses appearing on the stock books of the Corporation.

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State of Delaware
Secretary of State
Division of Corporations
Delivered 08:25 AM 03/01/2012
FILED 08:31 AM 03/01/2012
SRV 120258117 - 4459438 FILE

KOLLTAN PHARMACEUTICALS, INC.

CERTIFICATE OF AMENDMENT OF
CERTIFICATE DESIGNATING
SERIES B CONVERTIBLE PREFERRED STOCK
AND FIXING THE PREFERENCES AND
RELATIVE, PARTICIPATING, OPTIONAL,
AND OTHER RIGHTS THEREOF

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

Kolltan Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), in accordance with Section 103 of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies as follows:

A Certificate Designating Series B Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof (the “Certificate of Designations”) was filed with the Secretary of State of the State of Delaware on September 1, 2009 pursuant to Section 151 of the General Corporation Law.  The Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law duly adopted a resolution setting forth a proposed amendment of the Certificate of Designations, and declaring such amendment advisable.  The proposed amendment was duly adopted in accordance with the provisions of Sections 242 and 228 (by the written consent of the stockholders of the Corporation) of the General Corporation Law.  The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate Designating Series B Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof of Kolltan Pharmaceuticals, Inc. be amended in its entirety in the form set forth in Exhibit A attached hereto.

*              *              *

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this 1st day of March, 2012.

KOLLTAN PHARMACEUTICALS, INC.

By:	/s/ Michael Schmertzler
	Name:	Michael Schmertzler
	Title:	Chief Executive Officer

EXHIBIT A

KOLLTAN PHARMACEUTICALS, INC.

CERTIFICATE DESIGNATING

SERIES B CONVERTIBLE PREFERRED STOCK

AND FIXING THE PREFERENCES AND

RELATIVE, PARTICIPATING, OPTIONAL,

AND OTHER RIGHTS THEREOF

1.                                      Definitions.

(a)                                 As used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Accruing Dividends” is defined in Section 3(a).

“Acquisition” means the acquisition of the Corporation by another Person by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) as a result of which Persons who were stockholders of the Corporation immediately prior to such transaction or series of related transactions own immediately after such transaction or series of related transactions less than fifty percent (50%) of the voting power of the outstanding securities of the Corporation, or of the Person who is the continuing or surviving entity in such transaction or of the Person who issues its voting securities to Persons who were stockholders of the Corporation immediately prior to such transaction, as the case may be, excluding (i) any reorganization, merger or consolidation effected exclusively to change the domicile of the Corporation and (ii) the acquisition of securities directly from the Corporation in a financing transaction other than in connection with a reorganization, merger, consolidation, recapitalization or share exchange involving the Company.

“Additional Shares of Common Stock” is defined in Section 6(d)(i)(A).

“Asset Transfer” means a transaction that constitutes a sale of all or substantially all of the assets of the Corporation for purposes of Section 271 of the GCL or a lease of all or substantially all of the assets of the Corporation in a single transaction or series of related transactions.

“Board of Directors” or “Board” means the Board of Directors of the Corporation.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors, or duly authorized committee thereof (to the extent permitted by applicable law), and to be in full force and effect on the date of such certification, and which the Corporation shall furnish by notice to the holders of Series B Preferred Stock.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

“Certificate” means this Certificate Designating Series B Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof of the Corporation.

“Certificate of Incorporation” shall mean the Corporation’s Certificate of Incorporation (including all certificates of designation).

“Common Stock” includes the Common Stock, $.001 par value, of the Corporation as authorized on the date hereof, and any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise and any stock (other than Common Stock) and other securities of the Corporation or any other Person which any holder of Preferred Stock at any time shall be entitled to receive, or shall have received, on the exercise of conversion rights of the Preferred Stock or any such other securities, in lieu of or in addition to Common Stock.

“Common Stock Equivalent” shall mean any security, agreement or instrument convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock, directly or indirectly.

“Conversion Price” is defined in Section 6(a).

“Conversion Rate” is defined in Section 6(a).

“GCL” means the General Corporation Law of the State of Delaware.

“Investor Rights Agreement” means the Amended and Restated Investor Rights Agreement, dated as of March 1, 2012, by and among the Corporation and the Holders as defined therein, as amended or supplemented from time to time.

“Junior Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank junior to the Series B Preferred Stock as to the payment of dividends.

“Junior Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank junior to the Series B Preferred Stock as to the distribution of assets upon a Liquidation Event.

“Liquidation Event” means any (a) liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, or its insolvency, (b) Acquisition, or (c) Asset Transfer.

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“Liquidation Preference” means the greater of (i) $1.10 per share for the Series B Preferred Stock plus any Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared and unpaid thereon and the amount of dividends required by this Certificate to be declared and paid thereon, and not so declared and paid at the date of final distribution to the holders of shares of Series B Preferred Stock in connection with a Liquidation Event (subject to appropriate adjustment of such dollar amount in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series B Preferred Stock) or (ii) such amount per share as would have been payable had all shares of Series B Preferred Stock been converted into Common Stock pursuant to Section 6 immediately prior to such Liquidation Event.

“Mandatory Conversion Time” is defined in Section 6(i)(i).

“1933 Act” means the Securities Act of 1933, as amended.

“Original Issuance Price” means $1.10 per share.

“Original Issue Date” is defined in Section 6(d)(i)(B).

“Parity Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank on a parity with the Series B Preferred Stock as to payment of dividends.

“Parity Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank on a parity with the Series B Preferred Stock as to distribution of assets upon a Liquidation Event, including the Series A Preferred Stock and the Series C Preferred Stock.

“Person” means any natural person and any corporation, trust, partnership, limited liability partnership, limited liability company, venture, government (or agency or subdivision thereof) or other business entity.

“Preferred Stock” means the Preferred Stock, $.001 par value, of the Corporation.

“Qualifying Public Offering” has the meaning set forth in the Series A Certificate of Designations.

“Senior Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank senior to the Series B Preferred Stock as to payment of dividends.

“Senior Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank senior to the Series B Preferred Stock as to the distribution of assets upon a Liquidation Event.

“Series A Certificate of Designations” means the Certificate Designating Series A Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof, as amended, of the Corporation.

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“Series A Preferred Stock” means the Series A Convertible Preferred Stock, $.001 par value, of the Corporation.

“Series A/Series B/Series C Director” is defined in Section 7(b)(i).

“Series B Preferred Stock” is defined in Section 2.

“Series C Preferred Stock” means the Series C Convertible Preferred Stock, $.001 par value, of the Corporation.

(b)                                 Capitalized terms defined elsewhere in this Certificate are used in this Certificate as so defined.

(c)                                  All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Certificate.

(d)                                 Any reference in this Certificate to a section or subsection shall be a reference to the particular section or subsection of this Certificate, unless specifically stated otherwise.

2.                                      Designation and Amount.  The Corporation hereby establishes a series of its class of Preferred Stock, which series shall be designated “Series B Convertible Preferred Stock,” $.001 par value (the “Series B Preferred Stock”), and the number of shares constituting the Series B Preferred Stock shall be 10,000,000.  Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of any outstanding options, warrants or other rights which entitle the holder to purchase or otherwise acquire shares of Series B Preferred Stock or upon the conversion of any outstanding securities issued by the Corporation which are convertible into Series B Preferred Stock.

3.                                      Dividends.

(a)                                 Dividends on Series B Preferred Stock.  From and after the date of the issuance of any shares of Series B Preferred Stock, dividends at the rate per annum of $0.044 per share shall accrue on such shares of Series B Preferred Stock (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series B Preferred Stock) (the “Accruing Dividends”); provided, however, that such Accruing Dividends shall be limited to a maximum amount per share of Series B Preferred Stock of $0.22 (subject to appropriate adjustment in the event of any stock spit, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series B Preferred Stock).  Accruing Dividends shall accrue from day to day, whether or not declared, and shall be cumulative; provided, however, that except as otherwise expressly set forth

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in this Certificate, such Accruing Dividends shall be payable only when, as, and if declared by the Board of Directors, and the Corporation shall be under no obligation to pay such Accruing Dividends.

The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of Common Stock (other than a stock dividend on the Common Stock distributed solely in the form of additional shares of Common Stock, adjustment for which is provided in Section 6(d)(iii) or solely in the form of securities of the Corporation, adjustment for which is provided in Section 6(d)(iv)), only if simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series B Preferred Stock in such amount as would be payable on the largest number of whole shares of Common Stock into which the shares of Series B Preferred Stock held by such holder could be converted pursuant to the provisions of Section 6 hereof, such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend (which date shall be the record date for such dividend on Series B Preferred Stock) as if such conversion had occurred immediately prior to such record date.

The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of Series A Preferred Stock or Series C Preferred Stock only if simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series B Preferred Stock in such amount such that any dividend payable on the Series A Preferred Stock or Series C Preferred Stock shall represent the same percentage of the Liquidation Preference (as defined in the applicable Certificate of Designations for such series or the Certificate of Incorporation, as the case may be) of the Series A Preferred Stock or Series C Preferred Stock, as the case may be, as the percentage of the dividend payable on the Series B Preferred Stock to the Liquidation Preference of the Series B Preferred Stock.

The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of any other Parity Dividend Stock or Junior Dividend Stock (other than Common Stock) only if simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series B Preferred Stock in such amount at least equal to (i) in the case of a dividend on any class or series of such Parity Dividend Stock or Junior Dividend Stock that is convertible into Common Stock, that dividend per share of Series B Preferred Stock as would equal the dividend payable on each share of such other class or series determined as if all such shares of such class or series had been converted into Common Stock and all shares of Series B Preferred Stock had been converted into Common Stock on the record date for determination of holders entitled to receive such dividend (which date shall be the record date for such dividend on Series B Preferred Stock) or (ii) in the case of a dividend on any class or series of such Parity Dividend Stock or Junior Dividend Stock that is not convertible into Common Stock, at a rate per share of Series B Preferred Stock determined by dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock and multiplying such fraction by $1.10 per share (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting such shares).

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(b)                                 Certain Dividends Permitted.  The Corporation may declare and pay or set aside for payment dividends on Senior Dividend Stock in accordance with the rights and preferences of such shares of Senior Dividend Stock.

4.                                      Liquidation Rights.

(a)                                 Liquidation Preference.  In the event of any Liquidation Event, before any payment shall be made or any assets distributed to the holders of Common Stock or any Junior Liquidation Stock and subject to the rights and preferences of any Senior Liquidation Stock or Parity Liquidation Stock, holders of the Series B Preferred Stock shall be entitled to receive pari passu with holders of Parity Liquidation Stock, out of the assets of the Corporation available for distribution to holders of the Series B Preferred Stock and any Parity Liquidation Stock, the Liquidation Preference for each outstanding share of Series B Preferred Stock before the Corporation makes any payment or distribution on account of such Liquidation Event to holders of Common Stock or any Junior Liquidation Stock.

(b)                                 Priority.  If upon the Liquidation Event the available assets to be distributed among the holders of the Series B Preferred Stock and the holders of any Parity Liquidation Stock are insufficient to permit the payment to such holders of Series B Preferred Stock of the full Liquidation Preference for their shares and to holders of Parity Liquidation Stock the full preferential amounts to which they are entitled, then the holders of the Series B Preferred Stock and Parity Liquidation Stock shall share ratably in any distribution of available assets in proportion to the full Liquidation Preference of the Series B Preferred Stock that would otherwise be payable to holders of Series B Preferred Stock on account of such Liquidation Event and the full liquidation preference amounts which would otherwise be payable upon a Liquidation Event with respect to the outstanding shares of Parity Liquidation Stock on account of such Liquidation Event if the Liquidation Preference and all liquidation preference amounts of the Parity Liquidation Stock were paid in full.  In case of payment of less than the full amount of the Liquidation Preference of each share of Series B Preferred Stock on account of a particular Liquidation Event, if the Corporation is not dissolved in connection with such Liquidation Event and the shares of Series B Preferred Stock are not converted into or exchanged for other shares or cash or other property in connection with such Liquidation Event, then the shares of Series B Preferred Stock shall remain outstanding and if a subsequent Liquidation Event shall occur then, subject to the rights of holders of shares of Senior Liquidation Stock and Parity Liquidation Stock, shares of Series B Preferred Stock shall be entitled to receive the remaining unpaid amount of the Liquidation Preference in connection with such subsequent Liquidation Event, if any, before any payment shall be made or any assets distributed to the holders of any Common Stock or Junior Liquidation Stock.  The provisions of this Section 4(b) shall be applied successively to each such subsequent Liquidation Event until the Liquidation Preference shall have been paid in full.

(c)                                  Payments to Holders of Common Stock and Other Participating Shares.  After the holders of Series B Preferred Stock shall have received payment in full of the Liquidation Preference in accordance with Section 4(a) or 4(b) and after payment in full of the liquidation preference of any Junior Liquidation Stock, the remaining assets of the Corporation shall be distributed to the holders of Common Stock, and shares of any other class or series of

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capital stock of the Corporation entitled to share in such remaining assets, pro rata based on the number of shares of Common Stock held by each.  The holders of Series B Preferred Stock shall have no rights with respect to the distribution of any such remaining assets.

(d)                                 Valuation of Non-Cash Consideration.  In any Liquidation Event, if the consideration received by the Corporation and distributed to holders of Series B Preferred Stock is other than cash or the consideration received directly by holders of Series B Preferred Stock is other than cash, then for purposes of the amount of the Liquidation Preference received by holders of Series B Preferred Stock or the amount received by holders of Series B Preferred Stock and holders of other stock for purposes of Section 4(c), the value of such consideration will be deemed its fair market value.  The Corporation shall give prompt notice of such valuation to each holder of Series B Preferred Stock.  The fair market value of any assets or securities, other than cash, shall be determined as follows:

(i)                                     Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:

(A)                               If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the five trading day period ending three days prior to the record date for distribution of such consideration to holders of Series B Preferred Stock or, if such Liquidation Event has a closing, prior to such closing date, as the case may be;

(B)                               If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the five trading day period ending three days prior to the record date for distribution of such consideration to holders of Series B Preferred Stock or, if such Liquidation Event has a closing, prior to such closing date, as the case may be; and

(C)                               If there is no active public market, the value shall be the fair market value thereof, as determined by the Corporation and approved by the affirmative vote of holders of a majority of the votes entitled to be cast by holders of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Common Stock, voting together as a single class.

(ii)                                  The method of valuation of any assets or securities, other than cash, subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value, determined as above in (i)(A), (B) or (C), to reflect the approximate fair market value thereof, as determined by the Corporation and approved by the affirmative vote of holders of a majority of the votes entitled to be cast by holders of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Common Stock, voting together as a single class.  If such holders do not approve the approximate fair market value determined by the Corporation, then the Corporation shall select an investment bank or appraiser experienced in appraising financial assets to

7

determine the approximate fair market value.  The cost of such investment banking service shall be paid by the Corporation.

(iii)                               The value of any assets that are not cash or securities shall be determined in good faith by the Board of Directors and set forth in a Board Resolution.

(e)                                  The Corporation shall not close an Acquisition (if the Corporation is a party to such transaction) or Asset Transfer or complete any other Liquidation Event that involves corporate action by the Corporation until the Corporation has complied with the requirements of Section 4(d).

(f)                                   The Corporation shall give each holder of record of Series B Preferred Stock written notice of any proposed transaction to which the Corporation is a party and to which this Section 4 would be applicable not later than ten Business Days prior to the stockholders’ meeting, if any, called to approve such transaction, or ten Business Days prior to the closing of such transaction, if the Corporation does not call a stockholders’ meeting.  Such notice shall describe the material terms and conditions of the proposed transaction and state that such transaction is subject to the provisions of this Section 4.  The Corporation shall thereafter give holders of record of Series B Preferred Stock prompt written notice of any material changes to the material terms and conditions of such transaction that were described in such earlier notice.  In case such transaction is subject to stockholder approval, the Corporation shall also notify the holders of record of the Series B Preferred Stock in writing of the approval of such transaction promptly after such approval.

5.                                      No Mandatory or Optional Redemption; No Sinking Fund.  The shares of Series B Preferred Stock shall not be subject to mandatory redemption by the Corporation.  The Corporation shall not have the right at its option to redeem any shares of Series B Preferred Stock.  No holder shall have the right to require the Corporation to redeem any shares of Series B Preferred Stock or be entitled to the benefit of any sinking fund for the Series B Preferred Stock.

6.                                      Conversion.  The holders of the Series B Preferred Stock shall have conversion rights as follows:

(a)                                 Right to Convert.  Each share of Series B Preferred Stock shall be convertible into that number of fully-paid and nonassessable shares of Common Stock that is equal to the applicable Original Issuance Price divided by the applicable Conversion Price (as hereinafter defined).  The Conversion Price for a share of Series B Preferred Stock shall initially be the Original Issuance Price and shall be subject to adjustment as provided herein (the “Conversion Price”).  The number of shares of Common Stock into which each share of Series B Preferred Stock may be converted is hereinafter referred to as the “Conversion Rate”.  Upon any decrease in the Conversion Price as provided in this Section 6, the Conversion Rate shall be correspondingly increased; and upon any increase in the Conversion Price as provided in this Section 6, the Conversion Rate shall be correspondingly decreased.

(b)                                 Automatic Conversion Upon Public Offering.  Each share of Series B Preferred Stock shall automatically be converted into shares of Common Stock at the then-

8

effective Conversion Rate for such share immediately upon the closing of a Qualifying Public Offering.

(c)                                  Exercise of Conversion Right.

(i)                                     A holder of Series B Preferred Stock shall be entitled to convert such holder’s shares into shares of Common Stock by (1) giving a conversion notice to the Corporation at its principal executive office or at the office of any transfer agent for the Series B Preferred Stock and (2) surrendering the certificate or certificates therefor, duly endorsed with appropriate signature guaranties, at such office of the Corporation or such transfer agent at which such holder has given such conversion notice; provided, however, that in the event of an automatic conversion pursuant to Section 6(b), such conversion of the outstanding shares of Series B Preferred Stock shall occur without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided further, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion or pay any dividend or make any other distribution in respect of such shares of Common Stock unless either the certificates evidencing such shares of Series B Preferred Stock are delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates and furnishes a bond or similar security as may be required by the Corporation.

(ii)                                  The Corporation shall, as soon as practicable after the holder delivers such conversion notice (in case of a conversion at the option of the holder) and share certificates, or after the holder delivers such indemnity agreement and any bond or security, as the case maybe, issue and deliver at such office to such holder of Series B Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to such holder in the amount of any cash amounts payable as the result of a conversion as provided herein.  No fractional shares of Common Stock shall be issued upon conversion of Series B Preferred Stock.  In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of one share of Common Stock, as determined by the Board of Directors.  In connection with a conversion of shares of Series B Preferred Stock, the Corporation shall also pay the converting holder an amount equal to all declared and unpaid dividends on the shares of Series B Preferred Stock so converted. A conversion at the election of the holder shall be deemed to have been made immediately prior to the close of business on the date on which the holder has delivered both (1) the conversion notice and (2) the share certificates or, in case of lost, stolen or destroyed certificates, such indemnity agreement and any bond or security required hereby, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date; provided, however, that if the conversion is a conversion at the election of the holder in connection with an underwritten offering of securities registered pursuant to the 1933 Act, such conversion may, at the option of the holder, be conditioned upon the closing of the sale of securities pursuant to such offering, in

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which event the holder shall not be deemed to have converted such Series B Preferred Stock until immediately prior to the closing of such offering and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time. In order for a conversion to be so conditioned upon such closing, the conversion notice must expressly state that the conversion is so conditioned.

(d)                                 Adjustments to Conversion Price.

(i)                                    Certain Definitions.  For purposes of this Section 6(d), the following definitions shall apply:

(A)                               “Additional Shares of Common Stock” shall mean all shares of Common Stock issued or, pursuant to Section 6(d)(ii)(B), deemed to be issued by the Corporation after the Original Issue Date, other than any of the following:

(1)                                 shares of Common Stock issued or issuable upon conversion of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock;

(2)                                 shares of Common Stock and Common Stock Equivalents issued to officers, directors, or employees of, or consultants to, the Corporation or any of its subsidiaries pursuant to a stock grant, option, or purchase plan or other compensatory stock-based program or agreement approved by the Board of Directors;

(3)                                 shares of Common Stock issued or issuable or, pursuant to Section 6(d)(ii)(B), deemed issued to any Person which is or will be, itself or through its subsidiaries or affiliates, an operating company in a business related to or complementary with the business of the Corporation or any of its subsidiaries, including, but not limited to, in connection with a strategic alliance, licensing transaction, corporate partnering arrangement, joint venture, or joint development agreement, and in the transaction for which the Corporation receives material benefits in addition to the investment of capital in the Corporation and in which transaction the total consideration the Corporation receives and is to receive is at least equal to the value of the Common Stock issued or issuable, or, pursuant to Section 6(d)(ii)(B), deemed issued to such Person, plus the amount of all consideration to be paid by the Corporation or any of its subsidiaries in such transaction, as determined by the Board of Directors and set forth in a Board Resolution;

(4)                                 shares of Common Stock issued as a dividend or distribution on the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock; provided the number of shares of Common Stock issued as a dividend or distribution on a share of Series A Preferred Stock multiplied by the number of shares of Common Stock into which a share of Series A Preferred Stock is then convertible is equal (a) to the number of shares of Common Stock issued as a dividend or distribution on a share of Series B Preferred Stock multiplied by the number of shares of Common Stock into which a share of Series B Preferred Stock is then convertible and (b) to the

10

number of shares of Common Stock issued as a dividend or distribution on a share of Series C Preferred Stock multiplied by the number of shares of Common Stock into which a share of Series C Preferred Stock is then convertible;

(5)                                 shares of Common Stock issued in an event for which adjustments are otherwise made pursuant to Section 6(d)(iii);

(6)                                 shares of Common Stock issued or, pursuant to Section 6(d)(ii)(B), deemed issued:

(x)                                 as consideration, whether in whole or in part, to any Person for providing services or supplying goods to the Corporation, including, without limitation issued to any landlord;

(y)                                 to any lending, equipment leasing or financial institution in connection with any equipment or facility lease or financing, so long as such issuance or deemed issuance of Common Stock in connection with such lease or financing is not primarily for the purpose of obtaining equity financing for the Corporation; and

(z)                                  to pay all or a portion of any investment banking, placement agent, finders or similar fee or commission; and

(7)                                 shares of Common Stock issued or, pursuant to Section 6(d)(ii)(B), deemed issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board of Directors.

(B)                               “Original Issue Date” means the date on which the first share of Series B Preferred Stock was issued.

(ii)                                Adjustment of Conversion Price for the Series B Preferred Stock Upon Certain Issuances of Additional Shares of Common Stock.  (A) If the Corporation shall issue or be deemed by Section 6(d)(ii)(B) to have issued Additional Shares of Common Stock, without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issuance, then and in each such event such Conversion Price shall be reduced to a price (calculated to the nearest one thousandth (1/1,000) of a cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be:

(1)                                 the number of shares of Common Stock outstanding immediately prior to such issuance, plus

(2)                                 the number of shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents that are outstanding immediately prior to such issuance, including, without limitation, the outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, plus

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(3)                                 the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price, and the denominator of which shall be:

(x)                                 the number of shares of Common Stock outstanding immediately prior to such issuance, plus

(y)                                 the number of shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents that are outstanding immediately prior to such issuance, including, without limitation, the outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, plus

(z)                                  the number of such Additional Shares of Common Stock so issued.

(B)                               Deemed Issue of Additional Shares of Common Stock.  If the Corporation at any time or from time to time after the Original Issue Date shall issue any Common Stock Equivalents or shall fix a record date for the determination of holders of any class of securities of stock entitled to receive any Common Stock Equivalents, then the maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange of such Common Stock Equivalents (as set forth in the instrument relating thereto, determined without regard to any provisions contained therein for a subsequent adjustment of such number) shall be deemed to be Additional Shares of Common Stock issued at the time of such issuance of Common Stock Equivalents (subject to the exceptions set forth in Section 6(d)(i)(A)(1) through (7)), or, in case a record date shall have been fixed for such issuance, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(1)                                 except as provided in Section 6(d)(ii)(B)(2), no further adjustment in the Conversion Price shall be made upon the subsequent issuance of shares of Common Stock upon the exercise, conversion or exchange of such Common Stock Equivalents;

(2)                                 if such Common Stock Equivalents by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Corporation, or change in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (other than under or by reason of provisions designed to protect against dilution), the Conversion Price computed upon the original issue thereof (or upon the fixing of a record date with respect thereto) and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Common Stock Equivalents or the rights of exercise, conversion or exchange under such Common Stock Equivalents; and

(3)                                 no readjustment pursuant to clause (B) immediately above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (x) the

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Conversion Price on the original adjustment date for which adjustment was made in respect of such Common Stock Equivalents and (y) the Conversion Price that would have resulted from any issuance between the original adjustment date and such readjustment date of Additional Shares of Common Stock or Common Stock Equivalents other than in respect of the issuance of Common Stock Equivalents in respect of which such readjustment is being made.

(C)                               Determination of Consideration.  For purposes of this Section 6(d), the consideration received by the Corporation for the issuance of any Additional Shares of Common Stock shall be computed as follows:

(1)                                 Cash and Property. Such consideration shall:

(x)                                 insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof;

(y)                                 insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined by the Board of Directors in the good faith exercise of its reasonable business judgment; and

(z)                                  in the event Additional Shares of Common Stock are issued together with other shares or securities or the transfer of assets of the Corporation for consideration which consists of both cash and property other than cash, be the proportion of such consideration so received, computed as provided in clauses (x) and (y) above, as determined in good faith by the Board.

(2)                                 Common Stock Equivalents.  The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6(d)(ii)(B) upon issuance of Common Stock Equivalents shall be determined by dividing:

(x)                                 the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto and determined without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise, conversion or exchange of such Common Stock Equivalents, by

(y)                                 the maximum number of shares of Common Stock as set forth in the instruments relating thereto (determined without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.

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(iii)                            Adjustments for Subdivisions, Stock Splits, Stock Dividends, or Combinations of Common Stock.  If the outstanding shares of Common Stock shall be subdivided (including by stock split or reclassification) into a greater number of shares of Common Stock or if the Corporation shall declare or pay a dividend to holders of Common Stock in the form of additional shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision, stock split, reclassification or stock dividend shall be proportionately decreased, concurrently with the effectiveness of such subdivision, stock split or reclassification or the payment date for such stock dividend, as the case may be.  If the outstanding shares of Common Stock shall be combined (including by reverse stock split or reclassification) into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination, reverse stock split, or reclassification shall, concurrently with the effectiveness of such combination, reverse stock split, or reclassification be proportionately increased.  Adjustments to the Conversion Price then in effect shall become effective retroactively with respect to conversions made subsequent to the record date and on or before the payment date in the case of a dividend.

(iv)                              Adjustments for Other Distributions.  If the Corporation at any time or from time to time makes or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution payable in securities of the Corporation other than shares of Common Stock and other than in a transaction to which another adjustment provision of this Section 6 applies, then and in each such event provision shall be made so that the holders of Series B Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock to which they are entitled, the amount of such other securities of the Corporation which they would have received had they converted their Series B Preferred Stock into Common Stock immediately prior to such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 6 with respect to the conversion rights of the holders of the Series B Preferred Stock and under the terms of such other securities.  In lieu of making provision for issuance of such other securities to the holders of Series B Preferred Stock, the Corporation may make an adjustment to the Conversion Price in an amount and manner that is consistent with the adjustment provisions of this Section 6, as determined by the Board of Directors and set forth in a Board Resolution.

(v)                                  Adjustments for Reclassification, Exchange and Substitution.  If the Common Stock issuable upon conversion of the Series B Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6(d)(iii)), the Conversion Price in effect immediately prior to such reorganization, reclassification or other change shall, concurrently with the effectiveness of such reorganization, reclassification or other change, be proportionately adjusted such that immediately after such reorganization, reclassification or other change the Series B Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of such other class or classes into which the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock

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immediately before such reorganization, reclassification or other change would have been so changed.  Thereafter, the number of shares of such other class or classes into which the Series B Preferred Stock shall be convertible shall be subject to adjustment in accordance with this Section 6.

(e)                                  Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and give by notice to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.  The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock or any other class or classes of securities and the amount, if any, of other property which at the time such holder is entitled to receive upon the conversion of such holder’s shares of Series B Preferred Stock.

(f)                                    Notices of Record Date.  If the Corporation shall propose at any time:

(i)                                     to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(ii)                                  to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; or

(iii)                               to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock;

then, in connection with each such event, the Corporation shall send to the holders of the Series B Preferred Stock at least ten Business Days’ prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and, if known, specifying the date on which the holders of Common Stock shall be entitled to such dividend, distribution or subscription) or for determining rights to vote in respect of the matters referred to in clause (iii) above.

Each such written notice shall be given by first class mail, postage prepaid, addressed to the holders of Series B Preferred Stock at their respective addresses as shown on the books of the Corporation.

(g)                                 Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall be insufficient to

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effect the conversion of all then outstanding shares of the Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(h)                                 Miscellaneous.

(i)                                     All calculations under this Section 6 shall be made to the nearest one thousandth (1/1,000) of a cent or to the nearest one hundredth (1/100) of a share, as the case may be.

(ii)                                  No adjustment in the Conversion Price of the Series B Preferred Stock need to be made if such adjustment would result in a change in such Conversion Price of less than $0.00001.  Any adjustment of less than $0.00001 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.00001 or more in such Conversion Price.

(i)                                    Mandatory Conversion Into Series A Preferred Stock.

(i)                                     Subject to the availability of sufficient authorized but unissued shares of Series A Preferred Stock, upon the date and time, or the occurrence of an event, specified by vote or written consent of the Board of Directors and the holders of the votes entitled to be cast by holders of a majority of the then outstanding shares of Series A Preferred Stock and Common Stock, voting together as a single class (the time of such closing or the date and time specified or the time of the event specified in such vote or written consent is referred to herein as the “Mandatory Conversion Time”), (A) each share of Series B Preferred Stock shall automatically be converted into a number of shares of Series A Preferred Stock (subject to appropriate adjustment in the event of a stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series A Preferred Stock or the Series B Preferred Stock) determined by dividing (x) the Conversion Price for the Series B Preferred Stock by (y) the Conversion Price for the Series A Preferred Stock (as defined in the Series A Certificate of Designations) and (B) such shares may not be reissued by the Corporation.  If at any time the number of authorized but unissued shares of Series A Preferred Stock shall be insufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Series A Preferred Stock to such number of shares as shall be sufficient for such purpose.

(ii)  All holders of record of shares of Series B Preferred Stock shall be sent written notice of the Mandatory Conversion Time and the place designated for mandatory conversion of all such shares of Series B Preferred Stock pursuant to this Section 6(i).  Such notice need not be sent in advance of the occurrence of the Mandatory Conversion Time.  Upon receipt of such notice, each holder of shares of Series B Preferred Stock shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, an agreement satisfactory to the Corporation or its transfer agent to indemnify the Corporation from any loss incurred by it in connection with such

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certificates and a bond or similar security as may be required by the Corporation), duly endorsed with appropriate signature guaranties, to the Corporation or such transfer agent at the place designated in such notice.  In the event of a mandatory conversion pursuant to this Section 6(i), such conversion of the outstanding shares of Series B Preferred Stock shall occur without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent.  All rights with respect to the Series B Preferred Stock converted pursuant to the preceding paragraph, including the rights, if any, to receive notices and vote (other than as a holder of Series A Preferred Stock), will terminate at the Mandatory Conversion Time (notwithstanding the failure of the holder or holders thereof to surrender the certificates at or prior to such time), except only the rights of the holders thereof, upon surrender of their certificate or certificates (or indemnity agreement and any bond or security) therefor, to receive the items provided for in the next sentence.  As soon as practicable after the Mandatory Conversion Time and the surrender of the certificate or certificates (or indemnity agreement and any bond or security) for Series B Preferred Stock, the Corporation shall issue and deliver to such holder, or to his, her or its nominees, a certificate or certificates for the number of shares of Series A Preferred Stock to which such holder shall be entitled as aforesaid and a check payable to such holder in the amount of any cash amounts payable as the result of a conversion as provided herein.  No fractional shares of Series A Preferred Stock shall be issued upon conversion of Series B Preferred Stock.  In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the Conversion Price of the Series A Preferred Stock (subject to appropriate adjustment in the event of a stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series A Preferred Stock).  In connection with a conversion of shares of Series B Preferred Stock, the Corporation shall also pay the converting holder an amount equal to all declared and unpaid dividends on the shares of Series B Preferred Stock so converted.  Such converted Series B Preferred Stock shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series B Preferred Stock accordingly.

7.                                      Voting.  The holders of Series B Preferred Stock shall have the following voting rights:

(a)                                 General Voting Rights.

(i)                                     Except as otherwise provided herein, including, without, limitation Sections 7(a)(ii), 7(b), and 8, or by the GCL, the holders of shares of Series B Preferred Stock shall vote together with holders of the Common Stock and holders of any other class or series of capital stock of the Corporation having the right to vote together with holders of the Common Stock, as a single class on all matters submitted to a vote of the stockholders of the Corporation, other than election of directors.  Each holder of shares of Series B Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such holder’s shares of Series B Preferred Stock could be converted in accordance with Section 6 on the applicable record date for the particular vote or, if the Board of Directors shall not have fixed a record date, the date of such vote.  No holder shall be entitled to fractional votes and any fractional voting rights that would otherwise result from the method set forth in the immediately

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preceding sentence (after aggregating all shares of Common Stock into which shares of Series B Preferred Stock held by the same holder could be converted) shall be disregarded.

(ii)                                  If any proposed amendment, modification, alteration, repeal or waiver of the Certificate of Incorporation (whether by merger, consolidation, operation of law or otherwise) would increase or decrease the authorized number of shares of Series B Preferred Stock, increase or decrease the par value of the Series B Preferred Stock, or alter or change the powers, preferences, or rights of the Series B Preferred Stock so as to affect the Series B Preferred Stock adversely, then, except as otherwise provided in Section 2 and in accordance with Section 8, the holders of the Series B Preferred Stock shall be entitled to vote as a separate class upon such amendment, modification, alteration, repeal or waiver, and the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock shall be necessary to the adoption thereof, in addition to such other vote as may be required by the GCL.

(iii)                               Except as set forth herein, or as otherwise provided by law, holders of shares of Series B Preferred Stock shall have no special voting rights and their vote or consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action, including, without limitation, the creation or issuance of any class or series of capital stock having preferences or relative, participating, optional, or other rights that rank senior to or on a parity with the Series B Preferred Stock.

(b)                                 Election of Directors.

(i)                                     So long as at least 25 percent of the total number of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock originally issued remain outstanding, the holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, shall be entitled to elect, from time to time one director of the Corporation (the “Series A/Series B/Series C Director”) only and shall not be entitled to vote in the election of any other director of the Corporation.  If the Series A/Series B/Series C Director resigns or is unable to serve as a director, so long as by the terms of this Section 7(b)(i) the holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall have the right to elect the Series A/Series B/Series C Director, the holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be entitled to fill the vacancy so created by electing a successor Series A/Series B/Series C Director, provided that the Board of Directors may fill such vacancy if holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock voting together and entitled to cast a majority of the votes entitled to be cast by holders of all outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall have instructed the Board of Directors in writing to elect the Person designated by such holders in writing to fill such vacancy.  So long as by the terms of this Section 7(b)(i) the holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall have the right to elect the Series A/Series B/Series C Director, holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock may remove the Series A/Series B/Series C Director with or without cause, but only by the affirmative vote of holders of a majority of the

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votes entitled to be cast by holders of all outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.  The Series A/Series B/Series C Director may not be removed by holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock except as specifically provided in this Section 7(b)(i).

(ii)                                  At such time as holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall no longer have the right to elect the Series A/Series B/Series C Director pursuant to Section 7(b)(i), holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall thereafter be entitled to vote together with holders of the Common Stock and holders of any other class or series of capital stock of the Corporation having the right to vote together with holders of the Common Stock, as a single class, in the election of directors for whom holders of the Common Stock are entitled to vote.

(iii)                               The right of the holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock to elect the Series A/Series B/Series C Director pursuant to Section 7(b)(i) shall terminate upon the closing of the Qualifying Public Offering.

8.                                      Certain Amendments, Modifications.

(a)                                 Notwithstanding anything to the contrary contained herein, except as provided in Section 8(b) below and except as otherwise required by law, any term or provision in this Certificate may be amended, modified, altered, repealed or waived from time to time in connection with the issuance by the Corporation of any Common Stock or Common Stock Equivalents in a financing transaction the principal purpose of which is to raise capital for the Corporation if (1) the price per share at which Common Stock is issued or deemed issued in such transaction is equal to or greater than the Conversion Price in effect on the date of and immediately prior to such issuance or deemed issuance, and (2) such amendment, modification or waiver is approved by (x) the affirmative vote of holders of shares of Series B Preferred Stock entitled to cast a majority of the votes entitled to be cast by the holders of all outstanding shares of Series B Preferred Stock, voting as a separate class in accordance with the Investor Rights Agreement, and (y) the Board of Directors.

(b)                                 Notwithstanding Section 8(a) above, or any other provision of the Certificate of Incorporation to the contrary, no amendment, modification, alteration, repeal or waiver of any provision of the Certificate of Incorporation may be made (whether by merger, consolidation, operation of law or otherwise) that would reduce the amount of the Liquidation Preference, eliminate the senior rank of the Series B Preferred Stock with respect to the Common Stock as to dividends and distribution of assets upon a Liquidation Event, eliminate the right of holders of the Series B Preferred Stock to participate in the election of the Series A/Series B/Series C Director in accordance with Section 7(b)(i), directly and adversely affect any material rights of the Series B Preferred Stock in a manner materially disproportionate in the aggregate to any direct adverse effect on the rights of the Series A Preferred Stock in the aggregate or directly alter the relative powers, preferences, or rights as between the Series A Preferred Stock and Series B Preferred Stock in a manner materially adverse in the aggregate to the Series B Preferred Stock, without, in each such case, the affirmative vote of the holders of a majority of

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the outstanding shares of Series B Preferred Stock voting as a separate class.  For purposes of clarification, the provisions of the Investors Rights Agreement shall not apply to any vote of the Series B Preferred Stock taken under this Section 8(b).

(c)                                  The issuance by the Corporation of Common Stock Equivalents in a financing transaction the principal purpose of which is to raise capital for the Corporation shall be deemed the issuance at the time of such issuance of Common Stock Equivalents of the Common Stock issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.  The price per share at which the shares of Common Stock are so deemed to have been issued shall be determined by dividing:

(i)                                     the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto and determined without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise, conversion or exchange of such Common Stock Equivalents, by

(ii)                                  the maximum number of shares of Common Stock as set forth in the instruments relating thereto (determined without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.

9.                                      Notices.  Any notice required by the provisions of this Certificate to be given to the holders of Series B Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to such holders of record at their respective addresses appearing on the stock books of the Corporation.

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State of Delaware
Secretary of State
Division of Corporations
Delivered 08:25 AM 03/01/2012
FILED 08:32 AM 03/01/2012
SRV 120258119 - 4459438 FILE

KOLLTAN PHARMACEUTICALS, INC.

CERTIFICATE DESIGNATING
SERIES C CONVERTIBLE PREFERRED STOCK
AND FIXING THE PREFERENCES AND
RELATIVE, PARTICIPATING, OPTIONAL,
AND OTHER RIGHTS THEREOF

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

Kolltan Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), in accordance with Section 103 of the General Corporation Law of the State of Delaware, hereby certifies as follows:

That pursuant to authority vested in the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, the Board of Directors of the Corporation, at a meeting on February 22, 2012, adopted a resolution providing for the creation of a series of the Corporation’s Preferred Stock, $.001 par value, which series is designated as “Series C Convertible Preferred Stock,” which resolution is as follows:

RESOLVED, that pursuant to authority vested in the Board of Directors by the Certificate of Incorporation of the Corporation, the Board of Directors does hereby provide for the creation of a series of Preferred Stock, $.001 par value, of the Corporation, and to the extent that the voting powers and the designations, preferences and relative, participating, optional or other special rights thereof and the qualifications, limitations or restrictions of such rights have not been set forth in the Certificate of Incorporation of the Corporation, does hereby fix the same as follows:

SERIES C CONVERTIBLE PREFERRED STOCK

1.                                      Definitions.

(a)                                 As used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Accruing Dividends” is defined in Section 3(a).

“Acquisition” means the acquisition of the Corporation by another Person by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) as a result of which Persons who were stockholders of the Corporation immediately prior to such transaction or series of related transactions own immediately after such transaction or series of related transactions less than fifty percent (50%) of the voting power of the outstanding securities of the Corporation, or of the Person who is the continuing or surviving entity in such transaction or of the Person who issues its voting securities to Persons who were stockholders of the Corporation immediately prior to such transaction, as the case may be, excluding (i) any reorganization, merger or consolidation effected exclusively to change the domicile of the Corporation and (ii) the acquisition of securities directly from the Corporation in a financing transaction other than in connection with a reorganization, merger, consolidation, recapitalization or share exchange involving the Company.

“Additional Shares of Common Stock” is defined in Section 6(d)(i)(A).

“Asset Transfer” means a transaction that constitutes a sale of all or substantially all of the assets of the Corporation for purposes of Section 271 of the GCL or a lease of all or substantially all of the assets of the Corporation in a single transaction or series of related transactions.

“Board of Directors” or “Board” means the Board of Directors of the Corporation.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors, or duly authorized committee thereof (to the extent permitted by applicable law), and to be in full force and effect on the date of such certification, and which the Corporation shall furnish by notice to the holders of Series C Preferred Stock.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

“Certificate” means this Certificate Designating Series C Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof of the Corporation.

“Certificate of Incorporation” shall mean the Corporation’s Certificate of Incorporation (including all certificates of designation).

“Common Stock” includes the Common Stock, $.001 par value, of the Corporation as authorized on the date hereof, and any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise and any stock (other than Common Stock) and other securities of the Corporation or any other Person which any holder of Preferred Stock at any time shall be entitled to receive, or shall have received, on the exercise of conversion rights of the Preferred Stock or any such other securities, in lieu of or in addition to Common Stock.

“Common Stock Equivalent” shall mean any security, agreement or instrument convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock, directly or indirectly.

“Conversion Price” is defined in Section 6(a).

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“Conversion Rate” is defined in Section 6(a).

“GCL” means the General Corporation Law of the State of Delaware.

“Investor Rights Agreement” means the Amended and Restated Investor Rights Agreement, dated as of March 1, 2012, by and among the Corporation and the Holders as defined therein, as amended or supplemented from time to time.

“Junior Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank junior to the Series C Preferred Stock as to the payment of dividends.

“Junior Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank junior to the Series C Preferred Stock as to the distribution of assets upon a Liquidation Event.

“Liquidation Event” means any (a) liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, or its insolvency, (b) Acquisition, or (c) Asset Transfer.

“Liquidation Preference” means the greater of (i) $2.00 per share for the Series C Preferred Stock plus any Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared and unpaid thereon and the amount of dividends required by this Certificate to be declared and paid thereon, and not so declared and paid at the date of final distribution to the holders of shares of Series C Preferred Stock in connection with a Liquidation Event (subject to appropriate adjustment of such dollar amount in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series C Preferred Stock) or (ii) such amount per share as would have been payable had all shares of Series C Preferred Stock been converted into Common Stock pursuant to Section 6 immediately prior to such Liquidation Event.

“Mandatory Conversion Time” is defined in Section 6(i)(i).

“1933 Act” means the Securities Act of 1933, as amended.

“Original Issuance Price” means $2.00 per share.

“Original Issue Date” is defined in Section 6(d)(i)(B).

“Parity Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank on a parity with the Series C Preferred Stock as to payment of dividends.

“Parity Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank on a parity with the Series C Preferred Stock as to distribution of assets upon a Liquidation Event, including the Series A Preferred Stock and the Series B Preferred Stock.

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“Person” means any natural person and any corporation, trust, partnership, limited liability partnership, limited liability company, venture, government (or agency or subdivision thereof) or other business entity.

“Preferred Stock” means the Preferred Stock, $.001 par value, of the Corporation.

“Qualifying Public Offering” has the meaning set forth in the Series A Certificate of Designations.

“Senior Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank senior to the Series C Preferred Stock as to payment of dividends.

“Senior Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank senior to the Series C Preferred Stock as to the distribution of assets upon a Liquidation Event.

“Series A Certificate of Designations” means the Certificate Designating Series A Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof, as amended, of the Corporation.

“Series A Preferred Stock” means the Series A Convertible Preferred Stock, $.001 par value, of the Corporation.

“Series A/Series B/Series C Director” is defined in Section 7(b)(i).

“Series B Certificate of Designations” means the Certificate Designating Series B Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof, as amended, of the Corporation.

“Series B Preferred Stock” means the Series B Convertible Preferred Stock, $.001 par value, of the Corporation.

“Series C Preferred Stock” is defined in Section 2.

(b)                                 Capitalized terms defined elsewhere in this Certificate are used in this Certificate as so defined.

(c)                                  All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Certificate.

(d)                                 Any reference in this Certificate to a section or subsection shall be a reference to the particular section or subsection of this Certificate, unless specifically stated otherwise.

2.                                      Designation and Amount.  The Corporation hereby establishes a series of its class of Preferred Stock, which series shall be designated “Series C Convertible Preferred

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Stock,” $.001 par value (the “Series C Preferred Stock”), and the number of shares constituting the Series C Preferred Stock shall be 24,999,999.  Such number of shares may be decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series C Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of any outstanding options, warrants or other rights which entitle the holder to purchase or otherwise acquire shares of Series C Preferred Stock or upon the conversion of any outstanding securities issued by the Corporation which are convertible into Series C Preferred Stock.

3.                                      Dividends.

(a)                                 Dividends on Series C Preferred Stock.  From and after the date of the issuance of any shares of Series C Preferred Stock, dividends at the rate per annum of $0.044 per share shall accrue on such shares of Series C Preferred Stock (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series C Preferred Stock) (the “Accruing Dividends”); provided, however, that such Accruing Dividends shall be limited to a maximum amount per share of Series C Preferred Stock of $0.22 (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series C Preferred Stock).  Accruing Dividends shall accrue from day to day, whether or not declared, and shall be cumulative; provided, however, that except as otherwise expressly set forth in this Certificate, such Accruing Dividends shall be payable only when, as, and if declared by the Board of Directors, and the Corporation shall be under no obligation to pay such Accruing Dividends.

The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of Common Stock (other than a stock dividend on the Common Stock distributed solely in the form of additional shares of Common Stock, adjustment for which is provided in Section 6(d)(iii) or solely in the form of securities of the Corporation, adjustment for which is provided in Section 6(d)(iv)), only if simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series C Preferred Stock in such amount as would be payable on the largest number of whole shares of Common Stock into which the shares of Series C Preferred Stock held by such holder could be converted pursuant to the provisions of Section 6 hereof, such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend (which date shall be the record date for such dividend on Series C Preferred Stock) as if such conversion had occurred immediately prior to such record date.

The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of Series A Preferred Stock or Series B Preferred Stock only if simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series C Preferred Stock in such amount such that any dividend payable on the Series A Preferred Stock or Series B Preferred Stock shall represent the same percentage of the Liquidation Preference (as defined in the applicable Certificate of Designations for such series or the Certificate of Incorporation, as the case may be) of the Series A Preferred Stock or Series B Preferred Stock, as the case may be, as the percentage of the dividend payable on the Series C Preferred Stock to the Liquidation Preference of the Series C Preferred Stock.

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The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of any other Parity Dividend Stock or Junior Dividend Stock (other than Common Stock) only if simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series C Preferred Stock in such amount at least equal to (i) in the case of a dividend on any class or series of such Parity Dividend Stock or Junior Dividend Stock that is convertible into Common Stock, that dividend per share of Series C Preferred Stock as would equal the dividend payable on each share of such other class or series determined as if all such shares of such class or series had been converted into Common Stock and all shares of Series C Preferred Stock had been converted into Common Stock on the record date for determination of holders entitled to receive such dividend (which date shall be the record date for such dividend on Series C Preferred Stock) or (ii) in the case of a dividend on any class or series of such Parity Dividend Stock or Junior Dividend Stock that is not convertible into Common Stock, at a rate per share of Series C Preferred Stock determined by dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock and multiplying such fraction by $2.00 per share (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting such shares).

(b)                                 Certain Dividends Permitted.  The Corporation may declare and pay or set aside for payment dividends on Senior Dividend Stock in accordance with the rights and preferences of such shares of Senior Dividend Stock.

4.                                      Liquidation Rights.

(a)                                 Liquidation Preference.  In the event of any Liquidation Event, before any payment shall be made or any assets distributed to the holders of Common Stock or any Junior Liquidation Stock and subject to the rights and preferences of any Senior Liquidation Stock or Parity Liquidation Stock, holders of the Series C Preferred Stock shall be entitled to receive pari passu with holders of Parity Liquidation Stock, out of the assets of the Corporation available for distribution to holders of the Series C Preferred Stock and any Parity Liquidation Stock, the Liquidation Preference for each outstanding share of Series C Preferred Stock before the Corporation makes any payment or distribution on account of such Liquidation Event to holders of Common Stock or any Junior Liquidation Stock.

(b)                                 Priority.  If upon the Liquidation Event the available assets to be distributed among the holders of the Series C Preferred Stock and the holders of any Parity Liquidation Stock are insufficient to permit the payment to such holders of Series C Preferred Stock of the full Liquidation Preference for their shares and to holders of Parity Liquidation Stock the full preferential amounts to which they are entitled, then the holders of the Series C Preferred Stock and Parity Liquidation Stock shall share ratably in any distribution of available assets in proportion to the full Liquidation Preference of the Series C Preferred Stock that would otherwise be payable to holders of Series C Preferred Stock on account of such Liquidation Event and the full liquidation preference amounts which would otherwise be payable upon a Liquidation Event with respect to the outstanding shares of Parity Liquidation Stock on account of such Liquidation Event if the Liquidation Preference and all liquidation preference amounts of the Parity Liquidation Stock were paid in full.  In case of payment of less than the full amount of the Liquidation Preference of each share of Series C Preferred Stock on account of a particular

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Liquidation Event, if the Corporation is not dissolved in connection with such Liquidation Event and the shares of Series C Preferred Stock are not converted into or exchanged for other shares or cash or other property in connection with such Liquidation Event, then the shares of Series C Preferred Stock shall remain outstanding and if a subsequent Liquidation Event shall occur then, subject to the rights of holders of shares of Senior Liquidation Stock and Parity Liquidation Stock, shares of Series C Preferred Stock shall be entitled to receive the remaining unpaid amount of the Liquidation Preference in connection with such subsequent Liquidation Event, if any, before any payment shall be made or any assets distributed to the holders of any Common Stock or Junior Liquidation Stock.  The provisions of this Section 4(b) shall be applied successively to each such subsequent Liquidation Event until the Liquidation Preference shall have been paid in full.

(c)                                  Payments to Holders of Common Stock and Other Participating Shares.  After the holders of Series C Preferred Stock shall have received payment in full of the Liquidation Preference in accordance with Section 4(a) or 4(b) and after payment in full of the liquidation preference of any Junior Liquidation Stock, the remaining assets of the Corporation shall be distributed to the holders of Common Stock, and shares of any other class or series of capital stock of the Corporation entitled to share in such remaining assets, pro rata based on the number of shares of Common Stock held by each.  The holders of Series C Preferred Stock shall have no rights with respect to the distribution of any such remaining assets.

(d)                                 Valuation of Non-Cash Consideration.  In any Liquidation Event, if the consideration received by the Corporation and distributed to holders of Series C Preferred Stock is other than cash or the consideration received directly by holders of Series C Preferred Stock is other than cash, then for purposes of the amount of the Liquidation Preference received by holders of Series C Preferred Stock or the amount received by holders of Series C Preferred Stock and holders of other stock for purposes of Section 4(c), the value of such consideration will be deemed its fair market value.  The Corporation shall give prompt notice of such valuation to each holder of Series C Preferred Stock.  The fair market value of any assets or securities, other than cash, shall be determined as follows:

(i)                                     Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:

(A)                               If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the five trading day period ending three days prior to the record date for distribution of such consideration to holders of Series C Preferred Stock or, if such Liquidation Event has a closing, prior to such closing date, as the case may be;

(B)                               If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the five trading day period ending three days prior to the record date for distribution of such consideration to holders of Series C Preferred Stock or, if such Liquidation Event has a closing, prior to such closing date, as the case may be; and

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(C)                               If there is no active public market, the value shall be the fair market value thereof, as determined by the Corporation and approved by the affirmative vote of holders of a majority of the votes entitled to be cast by holders of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Common Stock, voting together as a single class.

(ii)                                  The method of valuation of any assets or securities, other than cash, subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value, determined as above in (i)(A), (B) or (C), to reflect the approximate fair market value thereof, as determined by the Corporation and approved by the affirmative vote of holders of a majority of the votes entitled to be cast by holders of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Common Stock, voting together as a single class.  If such holders do not approve the approximate fair market value determined by the Corporation, then the Corporation shall select an investment bank or appraiser experienced in appraising financial assets to determine the approximate fair market value.  The cost of such investment banking service shall be paid by the Corporation.

(iii)                               The value of any assets that are not cash or securities shall be determined in good faith by the Board of Directors and set forth in a Board Resolution.

(e)                                  The Corporation shall not close an Acquisition (if the Corporation is a party to such transaction) or Asset Transfer or complete any other Liquidation Event that involves corporate action by the Corporation until the Corporation has complied with the requirements of Section 4(d).

(f)                                   The Corporation shall give each holder of record of Series C Preferred Stock written notice of any proposed transaction to which the Corporation is a party and to which this Section 4 would be applicable not later than ten Business Days prior to the stockholders’ meeting, if any, called to approve such transaction, or ten Business Days prior to the closing of such transaction, if the Corporation does not call a stockholders’ meeting.  Such notice shall describe the material terms and conditions of the proposed transaction and state that such transaction is subject to the provisions of this Section 4.  The Corporation shall thereafter give holders of record of Series C Preferred Stock prompt written notice of any material changes to the material terms and conditions of such transaction that were described in such earlier notice.  In case such transaction is subject to stockholder approval, the Corporation shall also notify the holders of record of the Series C Preferred Stock in writing of the approval of such transaction promptly after such approval.

5.                                      No Mandatory or Optional Redemption; No Sinking Fund.  The shares of Series C Preferred Stock shall not be subject to mandatory redemption by the Corporation.  The Corporation shall not have the right at its option to redeem any shares of Series C Preferred Stock.  No holder shall have the right to require the Corporation to redeem any shares of Series C Preferred Stock or be entitled to the benefit of any sinking fund for the Series C Preferred Stock.

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6.                                      Conversion.  The holders of the Series C Preferred Stock shall have conversion rights as follows:

(a)                                 Right to Convert.  Each share of Series C Preferred Stock shall be convertible into that number of fully-paid and nonassessable shares of Common Stock that is equal to the applicable Original Issuance Price divided by the applicable Conversion Price (as hereinafter defined).  The Conversion Price for a share of Series C Preferred Stock shall initially be the Original Issuance Price and shall be subject to adjustment as provided herein (the “Conversion Price”).  The number of shares of Common Stock into which each share of Series C Preferred Stock may be converted is hereinafter referred to as the “Conversion Rate”.  Upon any decrease in the Conversion Price as provided in this Section 6, the Conversion Rate shall be correspondingly increased; and upon any increase in the Conversion Price as provided in this Section 6, the Conversion Rate shall be correspondingly decreased.

(b)                                 Automatic Conversion Upon Public Offering.  Each share of Series C Preferred Stock shall automatically be converted into shares of Common Stock at the then-effective Conversion Rate for such share immediately upon the closing of a Qualifying Public Offering.

(c)                                  Exercise of Conversion Right.

(i)                                     A holder of Series C Preferred Stock shall be entitled to convert such holder’s shares into shares of Common Stock by (1) giving a conversion notice to the Corporation at its principal executive office or at the office of any transfer agent for the Series C Preferred Stock and (2) surrendering the certificate or certificates therefor, duly endorsed with appropriate signature guaranties, at such office of the Corporation or such transfer agent at which such holder has given such conversion notice; provided, however, that in the event of an automatic conversion pursuant to Section 6(b), such conversion of the outstanding shares of Series C Preferred Stock shall occur without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided further, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion or pay any dividend or make any other distribution in respect of such shares of Common Stock unless either the certificates evidencing such shares of Series C Preferred Stock are delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates and furnishes a bond or similar security as may be required by the Corporation.

(ii)                                  The Corporation shall, as soon as practicable after the holder delivers such conversion notice (in case of a conversion at the option of the holder) and share certificates, or after the holder delivers such indemnity agreement and any bond or security, as the case maybe, issue and deliver at such office to such holder of Series C Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to such holder in the amount of any cash amounts payable as the result of a conversion as provided herein.  No fractional shares of Common Stock

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shall be issued upon conversion of Series C Preferred Stock.  In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of one share of Common Stock, as determined by the Board of Directors.  In connection with a conversion of shares of Series C Preferred Stock, the Corporation shall also pay the converting holder an amount equal to all declared and unpaid dividends on the shares of Series C Preferred Stock so converted. A conversion at the election of the holder shall be deemed to have been made immediately prior to the close of business on the date on which the holder has delivered both (1) the conversion notice and (2) the share certificates or, in case of lost, stolen or destroyed certificates, such indemnity agreement and any bond or security required hereby, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date; provided, however, that if the conversion is a conversion at the election of the holder in connection with an underwritten offering of securities registered pursuant to the 1933 Act, such conversion may, at the option of the holder, be conditioned upon the closing of the sale of securities pursuant to such offering, in which event the holder shall not be deemed to have converted such Series C Preferred Stock until immediately prior to the closing of such offering and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time.  In order for a conversion to be so conditioned upon such closing, the conversion notice must expressly state that the conversion is so conditioned.

(d)                                 Adjustments to Conversion Price.

(i)                                     Certain Definitions.  For purposes of this Section 6(d), the following definitions shall apply:

(A)                               “Additional Shares of Common Stock” shall mean all shares of Common Stock issued or, pursuant to Section 6(d)(ii)(B), deemed to be issued by the Corporation after the Original Issue Date, other than any of the following:

(1)                                 shares of Common Stock issued or issuable upon conversion of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock;

(2)                                 shares of Common Stock and Common Stock Equivalents issued to officers, directors, or employees of, or consultants to, the Corporation or any of its subsidiaries pursuant to a stock grant, option, or purchase plan or other compensatory stock-based program or agreement approved by the Board of Directors;

(3)                                 shares of Common Stock issued or issuable or, pursuant to Section 6(d)(ii)(B), deemed issued to any Person which is or will be, itself or through its subsidiaries or affiliates, an operating company in a business related to or complementary with the business of the Corporation or any of its subsidiaries, including, but not limited to, in connection with a strategic alliance, licensing transaction, corporate partnering arrangement, joint venture, or joint development agreement, and in the transaction for which the Corporation receives material benefits in addition to the investment of capital in the Corporation and in which

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transaction the total consideration the Corporation receives and is to receive is at least equal to the value of the Common Stock issued or issuable, or, pursuant to Section 6(d)(ii)(B), deemed issued to such Person, plus the amount of all consideration to be paid by the Corporation or any of its subsidiaries in such transaction, as determined by the Board of Directors and set forth in a Board Resolution;

(4)                                 shares of Common Stock issued as a dividend or distribution on the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock; provided the number of shares of Common Stock issued as a dividend or distribution on a share of Series A Preferred Stock multiplied by the number of shares of Common Stock into which a share of Series A Preferred Stock is then convertible is equal (a) to the number of shares of Common Stock issued as a dividend or distribution on a share of Series B Preferred Stock multiplied by the number of shares of Common Stock into which a share of Series B Preferred Stock is then convertible and (b) to the number of shares of Common Stock issued as a dividend or distribution on a share of Series C Preferred Stock multiplied by the number of shares of Common Stock into which a share of Series C Preferred Stock is then convertible;

(5)                                 shares of Common Stock issued in an event for which adjustments are otherwise made pursuant to Section 6(d)(iii);

(6)                                 shares of Common Stock issued or, pursuant to Section 6(d)(ii)(B), deemed issued:

(x)                                 as consideration, whether in whole or in part, to any Person for providing services or supplying goods to the Corporation, including, without limitation issued to any landlord;

(y)                                 to any lending, equipment leasing or financial institution in connection with any equipment or facility lease or financing, so long as such issuance or deemed issuance of Common Stock in connection with such lease or financing is not primarily for the purpose of obtaining equity financing for the Corporation; and

(z)                                  to pay all or a portion of any investment banking, placement agent, finders or similar fee or commission; and

(7)                                 shares of Common Stock issued or, pursuant to Section 6(d)(ii)(B), deemed issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board of Directors.

(B)                               “Original Issue Date” means the date on which the first share of Series C Preferred Stock was issued.

(ii)                                  Adjustment of Conversion Price for the Series C Preferred Stock Upon Certain Issuances of Additional Shares of Common Stock.  (A) If the Corporation shall issue or be deemed by Section 6(d)(ii)(B) to have issued Additional Shares of Common Stock, without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issuance, then and in each such event such Conversion

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Price shall be reduced to a price (calculated to the nearest one thousandth (1/1,000) of a cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be:

(1)                                 the number of shares of Common Stock outstanding immediately prior to such issuance, plus

(2)                                 the number of shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents that are outstanding immediately prior to such issuance, including, without limitation, the outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, plus

(3)                                 the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price, and the denominator of which shall be:

(x)                                 the number of shares of Common Stock outstanding immediately prior to such issuance, plus

(y)                                 the number of shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents that are outstanding immediately prior to such issuance, including, without limitation, the outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, plus

(z)                                  the number of such Additional Shares of Common Stock so issued.

(B)                               Deemed Issue of Additional Shares of Common Stock.  If the Corporation at any time or from time to time after the Original Issue Date shall issue any Common Stock Equivalents or shall fix a record date for the determination of holders of any class of securities of stock entitled to receive any Common Stock Equivalents, then the maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange of such Common Stock Equivalents (as set forth in the instrument relating thereto, determined without regard to any provisions contained therein for a subsequent adjustment of such number) shall be deemed to be Additional Shares of Common Stock issued at the time of such issuance of Common Stock Equivalents (subject to the exceptions set forth in Section 6(d)(i)(A)(1) through (7)), or, in case a record date shall have been fixed for such issuance, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(1)                                 except as provided in Section 6(d)(ii)(B)(2), no further adjustment in the Conversion Price shall be made upon the subsequent issuance of shares of Common Stock upon the exercise, conversion or exchange of such Common Stock Equivalents;

(2)                                 if such Common Stock Equivalents by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the

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Corporation, or change in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (other than under or by reason of provisions designed to protect against dilution), the Conversion Price computed upon the original issue thereof (or upon the fixing of a record date with respect thereto) and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Common Stock Equivalents or the rights of exercise, conversion or exchange under such Common Stock Equivalents; and

(3)                                 no readjustment pursuant to clause (B) immediately above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (x) the Conversion Price on the original adjustment date for which adjustment was made in respect of such Common Stock Equivalents and (y) the Conversion Price that would have resulted from any issuance between the original adjustment date and such readjustment date of Additional Shares of Common Stock or Common Stock Equivalents other than in respect of the issuance of Common Stock Equivalents in respect of which such readjustment is being made.

(C)                               Determination of Consideration.  For purposes of this Section 6(d), the consideration received by the Corporation for the issuance of any Additional Shares of Common Stock shall be computed as follows:

(1)                                 Cash and Property.  Such consideration shall:

(x)                                 insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof;

(y)                                 insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined by the Board of Directors in the good faith exercise of its reasonable business judgment; and

(z)                                  in the event Additional Shares of Common Stock are issued together with other shares or securities or the transfer of assets of the Corporation for consideration which consists of both cash and property other than cash, be the proportion of such consideration so received, computed as provided in clauses (x) and (y) above, as determined in good faith by the Board.

(2)                                 Common Stock Equivalents.  The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6(d)(ii)(B) upon issuance of Common Stock Equivalents shall be determined by dividing:

(x)                                 the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto and determined without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise, conversion or exchange of such Common Stock Equivalents, by

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(y)                                 the maximum number of shares of Common Stock as set forth in the instruments relating thereto (determined without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.

(iii)                               Adjustments for Subdivisions, Stock Splits, Stock Dividends, or Combinations of Common Stock.  If the outstanding shares of Common Stock shall be subdivided (including by stock split or reclassification) into a greater number of shares of Common Stock or if the Corporation shall declare or pay a dividend to holders of Common Stock in the form of additional shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision, stock split, reclassification or stock dividend shall be proportionately decreased, concurrently with the effectiveness of such subdivision, stock split or reclassification or the payment date for such stock dividend, as the case may be.  If the outstanding shares of Common Stock shall be combined (including by reverse stock split or reclassification) into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination, reverse stock split, or reclassification shall, concurrently with the effectiveness of such combination, reverse stock split, or reclassification be proportionately increased.  Adjustments to the Conversion Price then in effect shall become effective retroactively with respect to conversions made subsequent to the record date and on or before the payment date in the case of a dividend.

(iv)                              Adjustments for Other Distributions.  If the Corporation at any time or from time to time makes or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution payable in securities of the Corporation other than shares of Common Stock and other than in a transaction to which another adjustment provision of this Section 6 applies, then and in each such event provision shall be made so that the holders of Series C Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock to which they are entitled, the amount of such other securities of the Corporation which they would have received had they converted their Series C Preferred Stock into Common Stock immediately prior to such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 6 with respect to the conversion rights of the holders of the Series C Preferred Stock and under the terms of such other securities.  In lieu of making provision for issuance of such other securities to the holders of Series C Preferred Stock, the Corporation may make an adjustment to the Conversion Price in an amount and manner that is consistent with the adjustment provisions of this Section 6, as determined by the Board of Directors and set forth in a Board Resolution.

(v)                                 Adjustments for Reclassification, Exchange and Substitution.  If the Common Stock issuable upon conversion of the Series C Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6(d)(iii)), the Conversion Price in effect immediately prior to such reorganization, reclassification or other change shall, concurrently with the effectiveness of such reorganization, reclassification or other change, be proportionately adjusted such that immediately after such reorganization, reclassification or other change the Series C Preferred

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Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of such other class or classes into which the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock immediately before such reorganization, reclassification or other change would have been so changed.  Thereafter, the number of shares of such other class or classes into which the Series C Preferred Stock shall be convertible shall be subject to adjustment in accordance with this Section 6.

(e)                                  Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and give by notice to each holder of Series C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.  The Corporation shall, upon the written request at any time of any holder of Series C Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock or any other class or classes of securities and the amount, if any, of other property which at the time such holder is entitled to receive upon the conversion of such holder’s shares of Series C Preferred Stock.

(f)                                   Notices of Record Date.  If the Corporation shall propose at any time:

(i)                                     to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(ii)                                  to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; or

(iii)                               to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock;

then, in connection with each such event, the Corporation shall send to the holders of the Series C Preferred Stock at least ten Business Days’ prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and, if known, specifying the date on which the holders of Common Stock shall be entitled to such dividend, distribution or subscription) or for determining rights to vote, if any, in respect of the matters referred to in clause (iii) above.

Each such written notice shall be given by first class mail, postage prepaid, addressed to the holders of Series C Preferred Stock at their respective addresses as shown on the books of the Corporation.

(g)                                  Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series C Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to

15

effect the conversion of all then outstanding shares of the Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall be insufficient to effect the conversion of all then outstanding shares of the Series C Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(h)                                 Miscellaneous.

(i)                                     All calculations under this Section 6 shall be made to the nearest one thousandth (1/1,000) of a cent or to the nearest one hundredth (1/100) of a share, as the case may be.

(ii)                                  No adjustment in the Conversion Price of the Series C Preferred Stock need to be made if such adjustment would result in a change in such Conversion Price of less than $0.00001.  Any adjustment of less than $0.00001 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.00001 or more in such Conversion Price.

(i)                                     Mandatory Conversion.

(i)                                     Each share of Series C Preferred Stock shall automatically be converted into shares of Common Stock at the then-effective Conversion Rate for such share upon the date and time, or the occurrence of an event, specified by vote or written consent of the Board of Directors and the holders of a majority of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Common Stock (determined on an as converted to Common Stock basis), voting together as a single class, and upon simultaneous conversion of all outstanding shares of Series A Preferred Stock and Series B Preferred Stock into Common Stock (the time of such closing or the date and time specified or the time of the event specified in such vote or written consent is referred to herein as the “Mandatory Conversion Time”); provided, however, that any such mandatory conversion of the Series C Preferred Stock shall also require the vote or written consent of the holders of a majority of the then outstanding shares of Series C Preferred Stock if such mandatory conversion is effected in connection with a Liquidation Event pursuant to which a holder of Series C Preferred Stock would receive less per share had all shares of Series C Preferred Stock been converted into Common Stock immediately prior to such Liquidation Event than such a holder would receive if remaining a holder of Series C Preferred Stock.

(ii)                                  All holders of record of shares of Series C Preferred Stock shall be sent written notice of the Mandatory Conversion Time and the place designated for mandatory conversion of all such shares of Series C Preferred Stock pursuant to this Section 6(i).  Such notice need not be sent in advance of the occurrence of the Mandatory Conversion Time.  Upon receipt of such notice, each holder of shares of Series C Preferred Stock shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, an agreement satisfactory to the Corporation or its transfer agent to indemnify the Corporation from any loss incurred by it in connection with such certificates and a bond or similar security as may be required by the Corporation), duly endorsed

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with appropriate signature guaranties, to the Corporation or such transfer agent at the place designated in such notice.  In the event of a mandatory conversion pursuant to this Section 6(i), such conversion of the outstanding shares of Series C Preferred Stock shall occur without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent.  All rights with respect to the Series C Preferred Stock converted pursuant to the preceding paragraph, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock), will terminate at the Mandatory Conversion Time (notwithstanding the failure of the holder or holders thereof to surrender the certificates at or prior to such time), except only the rights of the holders thereof, upon surrender of their certificate or certificates (or indemnity agreement and any bond or security) therefor, to receive the items provided for in the next sentence.  As soon as practicable after the Mandatory Conversion Time and the surrender of the certificate or certificates (or indemnity agreement and any bond or security) for Series C Preferred Stock, the Corporation shall issue and deliver to such holder, or to his, her or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to such holder in the amount of any cash amounts payable as the result of a conversion as provided herein.  No fractional shares of Common Stock shall be issued upon conversion of Series C Preferred Stock.  In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of one share of Common Stock, as determined by the Board of Directors.  In connection with a conversion of shares of Series C Preferred Stock, the Corporation shall also pay the converting holder an amount equal to all declared and unpaid dividends on the shares of Series C Preferred Stock so converted.  Such converted Series C Preferred Stock shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series C Preferred Stock accordingly.

7.                                      Voting.  The holders of Series C Preferred Stock shall have the following voting rights:

(a)                                 General Voting Rights.

(i)                                     Except as otherwise provided herein, including, without, limitation Sections 7(a)(ii), 7(b) and 8, or by the GCL, the holders of shares of Series C Preferred Stock shall vote together with holders of the Common Stock and holders of any other class or series of capital stock of the Corporation having the right to vote together with holders of the Common Stock, as a single class on all matters submitted to a vote of the stockholders of the Corporation, other than election of directors.  Each holder of shares of Series C Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such holder’s shares of Series C Preferred Stock could be converted in accordance with Section 6 on the applicable record date for the particular vote or, if the Board of Directors shall not have fixed a record date, the date of such vote.  No holder shall be entitled to fractional votes and any fractional voting rights that would otherwise result from the method set forth in the immediately preceding sentence (after aggregating all shares of Common Stock into which shares of Series C Preferred Stock held by the same holder could be converted) shall be disregarded.

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(ii)                                  If any proposed amendment, modification, alteration, repeal or waiver of the Certificate of Incorporation (whether by merger, consolidation, operation of law or otherwise) would increase or decrease the authorized number of shares of Series C Preferred Stock, increase or decrease the par value of the Series C Preferred Stock, or alter or change the powers, preferences, or rights of the Series C Preferred Stock so as to affect the Series C Preferred Stock adversely, then, except as otherwise provided in Section 2 and in accordance with Section 8, the holders of the Series C Preferred Stock shall be entitled to vote as a separate class upon such amendment, modification, alteration, repeal or waiver, and the affirmative vote of the holders of a majority of the outstanding shares of Series C Preferred Stock shall be necessary to the adoption thereof, in addition to such other vote as may be required by the GCL.

(iii)                               Except as set forth herein, or as otherwise provided by law, holders of shares of Series C Preferred Stock shall have no special voting rights and their vote or consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action, including, without limitation, the creation or issuance of any class or series of capital stock having preferences or relative, participating, optional, or other rights that rank senior to or on a parity with the Series C Preferred Stock.

(b)                                 Election of Directors.

(i)                                     So long as at least 25 percent of the total number of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock originally issued remain outstanding, the holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, shall be entitled to elect, from time to time one director of the Corporation (the “Series A/Series B/Series C Director”) only and shall not be entitled to vote in the election of any other director of the Corporation.  If the Series A/Series B/Series C Director resigns or is unable to serve as a director, so long as by the terms of this Section 7(b)(i) the holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall have the right to elect the Series A/Series B/Series C Director, the holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be entitled to fill the vacancy so created by electing a successor Series A/Series B/Series C Director, provided that the Board of Directors may fill such vacancy if holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock voting together and entitled to cast a majority of the votes entitled to be cast by holders of all outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall have instructed the Board of Directors in writing to elect the Person designated by such holders in writing to fill such vacancy.  So long as by the terms of this Section 7(b)(i) the holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall have the right to elect the Series A/Series B/Series C Director, holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock may remove the Series A/Series B/Series C Director with or without cause, but only by the affirmative vote of holders of a majority of the votes entitled to be cast by holders of all outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.  The Series A/Series B/Series C Director may not be removed by holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock except as specifically provided in this Section 7(b)(i).

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(ii)                                  At such time as holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall no longer have the right to elect the Series A/Series B/Series C Director pursuant to Section 7(b)(i), holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall thereafter be entitled to vote together with holders of the Common Stock and holders of any other class or series of capital stock of the Corporation having the right to vote together with holders of the Common Stock, as a single class, in the election of directors for whom holders of the Common Stock are entitled to vote.

(iii)                               The right of the holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock to elect the Series A/Series B/Series C Director pursuant to Section 7(b)(i) shall terminate upon the closing of the Qualifying Public Offering.

8.                                      Certain Amendments, Modifications.

(a)                                 Notwithstanding anything to the contrary contained herein, except as provided in Section 8(b) below and except as otherwise required by law, any term or provision in this Certificate may be amended, modified, altered, repealed or waived from time to time in connection with the issuance by the Corporation of any Common Stock or Common Stock Equivalents in a financing transaction the principal purpose of which is to raise capital for the Corporation if such amendment, modification or waiver is approved by (x) the holders of a majority of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting together as a single class and on an as-converted to Common Stock basis), and (y) the Board of Directors.

(b)                                 Notwithstanding Section 8(a) above, or any other provision of the Certificate of Incorporation to the contrary, no amendment, modification, alteration, repeal or waiver of any provision of the Certificate of Incorporation may be made (whether by merger, consolidation, operation of law or otherwise) that would (i) reduce the amount of the Liquidation Preference, (ii) eliminate the senior rank of the Series C Preferred Stock with respect to the Common Stock as to dividends and distribution of assets upon a Liquidation Event, (iii) directly and adversely affect any material rights of the Series C Preferred Stock in a manner materially disproportionate in the aggregate to any direct adverse effect on the rights of the Series A Preferred Stock or Series B Preferred Stock in the aggregate (iv) directly alter the relative powers, preferences, or rights as between the Series A Preferred Stock and Series C Preferred or as between the Series B Preferred Stock and Series C Preferred Stock, in a manner materially adverse in the aggregate to the Series C Preferred Stock, (v) relate to the conversion rights (whether voluntary or automatic) of the Series C Preferred Stock into Common Stock or any other security, (vi) amend or waive the anti-dilution protection provided to the Series C Preferred Stock pursuant to Section 6(d) above, (vii) increase the number of shares of Preferred Stock designated as Series C Preferred Stock to a number greater than 24,999,999 shares (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series C Preferred Stock), or (viii) amend, modify, alter, repeal or waive any provision contained in Section 8(a) or in this Section 8(b) of this Certificate, without, in each such case (i) through (viii), the affirmative vote of the holders of a majority of the outstanding shares of Series C Preferred Stock voting as a

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separate class.  For purposes of clarification, the provisions of the Investors Rights Agreement shall not apply to any vote of the Series C Preferred Stock taken under this Section 8(b).

9.                                      Notices.  Any notice required by the provisions of this Certificate to be given to the holders of Series C Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to such holders of record at their respective addresses appearing on the stock books of the Corporation.

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IN WITNESS WHEREOF, this Certificate is executed on behalf of the Corporation by a duly authorized officer on this 1st day of March, 2012.

KOLLTAN PHARMACEUTICALS, INC.

By:	/s/ Michael Schmertzler
Name:	Michael Schmertzler
Title:	Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:31 PM 03/13/2014
FILED 01:31 PM 03/13/2014
SRV 140327627 - 4459438 FILE

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION, AS AMENDED,

OF

KOLLTAN PHARMACEUTICALS, INC.

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

Kolltan Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, hereby certifies as follows:

The Board of Directors of the Corporation duly adopted, pursuant to Section 242 of the General Corporation Law, a resolution setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, and declaring said amendment to be advisable.  The stockholders of the Corporation duly approved and adopted said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law.  The resolution setting forth the amendment is as follows:

RESOLVED, that the first sentence of Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, be amended and restated in its entirety to read as follows:

“The total number of shares of all classes which the Corporation is authorized to issue shall be 362,500,000, consisting of 202,500,000 shares of Common Stock, par value $.001 per share (the “Common Stock”), and 160,000,000 shares of Preferred Stock, par value $.001 per share (the “Preferred Stock”).”

*     *     *

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, to be signed by a duly authorized officer this 13th day of March, 2014.

KOLLTAN PHARMACEUTICALS, INC.

By:	/s/ Gerald McMahon
Gerald McMahon
Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:31 PM 03/13/2014
FILED 01:33 PM 03/13/2014
SRV 140327654 - 4459438 FILE

KOLLTAN PHARMACEUTICALS, INC.

CERTIFICATE OF AMENDMENT OF

CERTIFICATE DESIGNATING

SERIES A CONVERTIBLE PREFERRED STOCK

AND FIXING THE PREFERENCES AND

RELATIVE, PARTICIPATING, OPTIONAL,

AND OTHER RIGHTS THEREOF

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

Kolltan Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), in accordance with Section 103 of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies as follows:

A Certificate Designating Series A Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof (the “Series A Certificate of Designations”) was filed with the Secretary of State of the State of Delaware on July 24, 2008 pursuant to Section 151 of the General Corporation Law.  Certificates of Amendment were filed on February 27, 2009, September 1, 2009 and March 1, 2012.  The Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law duly adopted a resolution setting forth a proposed amendment of the Series A Certificate of Designations, and declaring such amendment advisable.  The proposed amendment was duly adopted in accordance with the provisions of Sections 242 and 228 (by the written consent of the stockholders of the Corporation) of the General Corporation Law.  The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate Designating Series A Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof of Kolltan Pharmaceuticals, Inc. be amended in its entirety in the form set forth in Exhibit A attached hereto.

*       *       *

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this 13th day of March, 2014.

KOLLTAN PHARMACEUTICALS, INC.

By:	/s/ Gerald McMahon
	Name:	Gerald McMahon
	Title:	Chief Executive Officer

EXHIBIT A

KOLLTAN PHARMACEUTICALS, INC.

CERTIFICATE DESIGNATING

SERIES A CONVERTIBLE PREFERRED STOCK

AND FIXING THE PREFERENCES AND

RELATIVE, PARTICIPATING, OPTIONAL,

AND OTHER RIGHTS THEREOF

1.                                      Definitions.

(a)                                 As used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Acquisition” means the acquisition of the Corporation by another Person by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) as a result of which Persons who were stockholders of the Corporation immediately prior to such transaction or series of related transactions own immediately after such transaction or series of related transactions less than fifty percent (50%) of the voting power of the outstanding securities of the Corporation, or of the Person who is the continuing or surviving entity in such transaction or of the Person who issues its voting securities to Persons who were stockholders of the Corporation immediately prior to such transaction, as the case may be, excluding (i) any reorganization, merger or consolidation effected exclusively to change the domicile of the Corporation and (ii) the acquisition of securities directly from the Corporation in a bona fide financing transaction consummated for capital raising purposes and not in connection with a reorganization, merger, consolidation, recapitalization or share exchange involving the Company.

“Additional Shares of Common Stock” is defined in Section 6(d)(i)(A).

“Asset Transfer” means a transaction that constitutes a sale of all or substantially all of the assets of the Corporation for purposes of Section 271 of the GCL or the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger, consolidation or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

“Board of Directors” or “Board” means the Board of Directors of the Corporation.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors, or duly authorized committee thereof (to the extent permitted by applicable law), and to be in full force and effect on the date of such certification, and which the Corporation shall furnish by notice to the holders of Series A Preferred Stock.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

“Certificate” means this Certificate Designating Series A Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof of the Corporation.

“Certificate of Designations” means the Certificate, as it may be amended, designating the applicable series of Preferred Stock and fixing the preferences and relative, participating, optional and other rights thereof of the Corporation.

“Certificate of Incorporation” shall mean the Corporation’s Certificate of Incorporation (including all certificates of designation).

“Common Stock” includes the Common Stock, $.001 par value, of the Corporation as authorized on the date hereof, and any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise and any stock (other than Common Stock) and other securities of the Corporation or any other Person which any holder of Preferred Stock at any time shall be entitled to receive, or shall have received, on the exercise of conversion rights of the Preferred Stock or any such other securities, in lieu of or in addition to Common Stock.

“Common Stock Equivalent” shall mean any security, agreement or instrument convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock, directly or indirectly.

“Conversion Price” is defined in Section 6(a).

“Conversion Rate” is defined in Section 6(a).

“GCL” means the General Corporation Law of the State of Delaware.

“Investor Rights Agreement” means the Amended and Restated Investor Rights Agreement, dated on or about the date on which this Certificate is filed with the Secretary of State of the State of Delaware, by and among the Corporation and the Holders as defined therein, as amended or supplemented from time to time.

“Junior Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank junior to the Series A Preferred Stock as to the payment of dividends.

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“Junior Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank junior to the Series A Preferred Stock as to the distribution of assets upon a Liquidation Event.

“Liquidation Event” means any (a) liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, or its insolvency, (b) Acquisition, or (c) Asset Transfer.

“Liquidation Preference” means $1.00 per share for the Series A Preferred Stock plus an amount equal to the declared and unpaid dividends thereon and the amount of dividends thereon required by this Certificate to be declared and paid thereon and not so declared and paid at the date of final distribution to the holders of shares of Series A Preferred Stock in connection with a Liquidation Event (subject to appropriate adjustment of such dollar amount in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series A Preferred Stock).

“1933 Act” means the Securities Act of 1933, as amended.

“Original Issuance Price” means $1.00 per share.

“Parity Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank on a parity with the Series A Preferred Stock as to payment of dividends.

“Parity Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank on a parity with the Series A Preferred Stock as to distribution of assets upon a Liquidation Event, including without limitation the Series B Preferred Stock and Series C Preferred Stock.

“Person” means any natural person and any corporation, trust, partnership, limited liability partnership, limited liability company, venture, government (or agency or subdivision thereof) or other business entity.

“Preferred Stock” means the Preferred Stock, $.001 par value, of the Corporation.

“Preferred Stock Director” is defined in Section 7(b)(i).

“Qualifying Public Offering” means a public offering of shares of Common Stock underwritten on a firm commitment basis pursuant to a registration statement under the 1933 Act that results in gross proceeds to the Corporation of at least $40,000,000 (calculated before deduction of underwriting discounts and commissions and offering expenses) and following which the Common Stock is listed on the NASDAQ Stock Market or the New York Stock Exchange..

“Senior Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank senior to the Series A Preferred Stock as to payment of dividends, including without limitation the Series D Preferred Stock.

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“Senior Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank senior to the Series A Preferred Stock as to the distribution of assets upon a Liquidation Event, including without limitation the Series D Preferred Stock.

“Series A Preferred Stock” is defined in Section 2.

“Series B Preferred Stock” means the Series B Convertible Preferred Stock, $.001 par value, of the Corporation.

“Series C Preferred Stock” means the Series C Convertible Preferred Stock, $.001 par value, of the Corporation.

“Series D Original Issue Date” is defined in Section 6(d)(i)(B).

“Series D Preferred Stock” means the Series D Convertible Preferred Stock, $.001 par value, of the Corporation.

(b)                                 Capitalized terms defined elsewhere in this Certificate are used in this Certificate as so defined.

(c)                                  All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Certificate.

(d)                                 Any reference in this Certificate to a section or subsection shall be a reference to the particular section or subsection of this Certificate, unless specifically stated otherwise.

2.                                      Designation and Amount.  The Corporation hereby establishes a series of its class of Preferred Stock, which series shall be designated “Series A Convertible Preferred Stock,” $.001 par value (the “Series A Preferred Stock”), and the number of shares constituting the Series A Preferred Stock shall be 40,000,000.  Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of any outstanding options, warrants or other rights which entitle the holder to purchase or otherwise acquire shares of Series A Preferred Stock or upon the conversion of any outstanding securities issued by the Corporation which are convertible into Series A Preferred Stock.

3.                                      Dividends.

(a)                                 Dividends on Series A Preferred Stock.  The holders of outstanding shares of Series A Preferred Stock shall be entitled to receive, out of funds legally available for such purpose, dividends payable when, as and if declared by the Board of Directors.

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The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of Common Stock (other than a stock dividend on the Common Stock distributed solely in the form of additional shares of Common Stock, adjustment for which is provided in Section 6(d)(iii) or solely in the form of securities of the Corporation, adjustment for which is provided in Section 6(d)(iv)), only if simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series A Preferred Stock in such amount as would be payable on the largest number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder could be converted pursuant to the provisions of Section 6 hereof, such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend (which date shall be the record date for such dividend on Series A Preferred Stock) as if such conversion had occurred immediately prior to such record date.  Holders of shares of Series A Preferred Stock shall not be entitled to accumulation of dividends.

The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of Series B Preferred Stock or Series C Preferred Stock only if simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series A Preferred Stock in such amount such that any dividend payable on the Series B Preferred Stock or Series C Preferred Stock shall represent the same percentage of the Liquidation Preference (as defined in the applicable Certificate of Designations for such series or the Certificate of Incorporation, as the case may be) of the Series B Preferred Stock or Series C Preferred Stock, as the case may be, as the percentage of the dividend payable on the Series A Preferred Stock to the Liquidation Preference of the Series A Preferred Stock.

The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of any other Parity Dividend Stock or Junior Dividend Stock (other than Common Stock) only if simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series A Preferred Stock in such amount at least equal to (i) in the case of a dividend on any class or series of such Parity Dividend Stock or Junior Dividend Stock that is convertible into Common Stock, that dividend per share of Series A Preferred Stock as would equal the dividend payable on each share of such other class or series determined as if all such shares of such class or series had been converted into Common Stock and all shares of Series A Preferred Stock had been converted into Common Stock on the record date for determination of holders entitled to receive such dividend (which date shall be the record date for such dividend on Series A Preferred Stock) or (ii) in the case of a dividend on any class or series of such Parity Dividend Stock or Junior Dividend Stock that is not convertible into Common Stock, at a rate per share of Series A Preferred Stock determined by dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock and multiplying such fraction by $1.00 per share (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting such shares).

(b)                                 Certain Dividends Permitted.  The Corporation may declare and pay or set aside for payment dividends on Senior Dividend Stock in accordance with the rights and preferences of such shares of Senior Dividend Stock.

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4.                                      Liquidation Rights.

(a)                                 Liquidation Preference.  In the event of any Liquidation Event, before any payment shall be made or any assets distributed to the holders of Common Stock or any Junior Liquidation Stock and subject to the rights and preferences of any Senior Liquidation Stock or Parity Liquidation Stock, holders of the Series A Preferred Stock shall be entitled to receive pari passu with holders of Parity Liquidation Stock, out of the assets of the Corporation available for distribution to holders of the Series A Preferred Stock and any Parity Liquidation Stock, the Liquidation Preference for each outstanding share of Series A Preferred Stock before the Corporation makes any payment or distribution on account of such Liquidation Event to holders of Common Stock or Junior Liquidation Stock.

(b)                                 Priority.  If upon the Liquidation Event the available assets to be distributed among the holders of the Series A Preferred Stock and the holders of any Parity Liquidation Stock are insufficient to permit the payment to such holders of Series A Preferred Stock of the full Liquidation Preference for their shares and to holders of Parity Liquidation Stock the full preferential amounts to which they are entitled, then the holders of the Series A Preferred Stock and Parity Liquidation Stock shall share ratably in any distribution of available assets in proportion to the full Liquidation Preference of the Series A Preferred Stock that would otherwise be payable to holders of Series A Preferred Stock on account of such Liquidation Event and the full liquidation preference amounts which would otherwise be payable upon such Liquidation Event with respect to the outstanding shares of Parity Liquidation Stock on account of such Liquidation Event if the Liquidation Preference and all liquidation preference amounts of the Parity Liquidation Stock were paid in full.  In case of payment of less than the full amount of the Liquidation Preference of each share of Series A Preferred Stock on account of a particular Liquidation Event, if the Corporation is not dissolved in connection with such Liquidation Event and the shares of Series A Preferred Stock are not converted into or exchanged for other shares or cash or other property in connection with such Liquidation Event, then the shares of Series A Preferred Stock shall remain outstanding and if a subsequent Liquidation Event shall occur then, subject to the rights of holders of shares of Senior Liquidation Stock and Parity Liquidation Stock, shares of Series A Preferred Stock shall be entitled to receive the remaining unpaid amount of the Liquidation Preference in connection with such subsequent Liquidation Event, if any, before any payment shall be made or any assets distributed to the holders of any Common Stock or any Junior Liquidation Stock.  The provisions of this Section 4(b) shall be applied successively to each such subsequent Liquidation Event until the Liquidation Preference shall have been paid in full.

(c)                                  Participating Rights.  After the holders of Series A Preferred Stock shall have received payment in full of the Liquidation Preference in accordance with Section 4(a) or 4(b) and after payment in full of the liquidation preference of any Junior Liquidation Stock, the remaining assets of the Corporation shall be distributed to the holders of Series A Preferred Stock, Common Stock, and shares of any other class or series of capital stock of the Corporation entitled to share in such remaining assets, pro rata based on the number of shares of Common Stock held by each.  For this purpose, a holder of shares of Series A Preferred Stock shall be deemed to hold the number of shares of Common Stock which such holder is entitled to receive upon conversion in full pursuant to Section 6 of such holder’s shares of Series A Preferred Stock

6

at the Conversion Rate in effect on the record date for the distribution under this Section 4(c) or, in the absence of a record date, on the date of such distribution.

(d)                                 Valuation of Non-Cash Consideration.  In any Liquidation Event, if the consideration received by the Corporation and distributed to holders of Series A Preferred Stock is other than cash or the consideration received directly by holders of Series A Preferred Stock is other than cash, then for purposes of the amount of the Liquidation Preference received by holders of Series A Preferred Stock or the amount received by holders of Series A Preferred Stock and holders of other stock for purposes of Section 4(c), the value of such consideration will be deemed its fair market value.  The Corporation shall give prompt notice of such valuation to each holder of Series A Preferred Stock.  The fair market value of any assets or securities, other than cash, shall be determined as follows:

(i)                                     Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:

(A)                               If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the five trading day period ending three days prior to the record date for distribution of such consideration to holders of Series A Preferred Stock or, if such Liquidation Event has a closing, prior to such closing date, as the case may be;

(B)                               If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the five trading day period ending three days prior to the record date for distribution of such consideration to holders of Series A Preferred Stock or, if such Liquidation Event has a closing, prior to such closing date, as the case may be; and

(C)                               If there is no active public market, the value shall be the fair market value thereof, as determined by the Board of Directors (including all disinterested directors) and approved by the affirmative vote of holders of at least 66.67% of the votes entitled to be cast by holders of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Common Stock, voting together as a single class.

(ii)                                  The method of valuation of any assets or securities, other than cash, subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value, determined as above in (i)(A), (B) or (C), to reflect the approximate fair market value thereof, as determined by the Board of Directors (including all disinterested directors) and approved by the affirmative vote of holders of at least 66.67% of the votes entitled to be cast by holders of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Common Stock, voting together as a single class.  If such holders do not approve the approximate fair market value determined by the Corporation, then the Corporation shall select an investment bank or appraiser experienced in appraising financial assets to determine the

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approximate fair market value.  The cost of such investment banking service shall be paid by the Corporation.

(iii)                               The value of any assets that are not cash or securities shall be determined in good faith by the Board of Directors (including all disinterested directors) and set forth in a Board Resolution.

(e)                                  The Corporation shall not close an Acquisition (if the Corporation is a party to such transaction) or Asset Transfer or complete any other Liquidation Event that involves corporate action by the Corporation unless the agreement or plan of merger or consolidation for such transaction (the “Merger Agreement”) provides that the consideration payable to the stockholders of the Corporation shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 4(a), 4(b), 4(c) and 4(d), and the Corporation has complied with such provisions.

(f)                                   The Corporation shall give each holder of record of Series A Preferred Stock written notice of any proposed transaction to which the Corporation is a party and to which this Section 4 would be applicable not later than ten Business Days prior to the stockholders’ meeting, if any, called to approve such transaction, or ten Business Days prior to the closing of such transaction, if the Corporation does not call a stockholders’ meeting.  Such notice shall describe the material terms and conditions of the proposed transaction and state that such transaction is subject to the provisions of this Section 4.  The Corporation shall thereafter give holders of record of Series A Preferred Stock prompt written notice of any material changes to the material terms and conditions of such transaction that were described in such earlier notice.  In case such transaction is subject to stockholder approval, the Corporation shall also notify the holders of record of the Series A Preferred Stock in writing of the approval of such transaction promptly after such approval.

(g) Allocation of Escrow and Contingent Consideration.  In the event of a Liquidation Event, if any portion of the consideration payable to the stockholders of the Corporation is payable only upon satisfaction of contingencies (the “Additional Consideration”), the Merger Agreement shall provide that (a) the portion of such consideration that is not Additional Consideration (such portion, the “Initial Consideration”) shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 4(a), 4(b) and 4(c) as if the Initial Consideration were the only consideration payable in connection with such Liquidation Event; and (b) any Additional Consideration which becomes payable to the stockholders of the Corporation upon satisfaction of such contingencies shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 4(a), 4(b) and 4(c)  after taking into account the previous payment of the Initial Consideration as part of the same transaction.  For the purposes of this Section 4(g), consideration placed into escrow or retained as holdback to be available for satisfaction of indemnification or similar obligations in connection with such Liquidation Event shall be deemed to be Additional Consideration.

(h) In the event of an Acquisition, if the Corporation does not effect a dissolution of the Corporation under the GCL within ninety (90) days after such Acquisition, then, subject to the rights and preferences of any Senior Liquidation Stock and Parity Liquidation Stock (i) the Corporation shall send a written notice to each holder of Series A Preferred Stock no later than

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the ninetieth (90th) day after the Acquisition advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (ii) to require the redemption of such shares of Series A Preferred Stock and (ii) if the holders of a majority of the shares of Series A Preferred Stock so request in a written instrument delivered to the Corporation not later than one hundred twenty (120) days after such Acquisition, the Corporation shall use the consideration received by the Corporation for such Acquisition (net of any retained liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of Directors of the Corporation), together with any other assets of the Corporation available for distribution to its stockholders, less amounts paid or required to be paid to redeem any Senior Liquidation Stock all to the extent permitted by Delaware law governing distributions to stockholders (the “Remaining Available Proceeds”), on the one hundred fiftieth (150th) day after such Acquisition (the “Redemption Date”), to redeem all outstanding shares of Series A Preferred Stock at a price per share equal to the Liquidation Preference, plus any distribution that holders of Series A Preferred Stock are entitled to receive pursuant to Section 4(c).  Notwithstanding the foregoing, in the event of a redemption pursuant to the preceding sentence, if the Remaining Available Proceeds are not sufficient to redeem all outstanding shares of Series A Preferred Stock and any Parity Liquidation Stock subject to redemption, the Corporation shall ratably redeem each holder’s shares of Series A Preferred Stock and Parity Liquidation Stock to the fullest extent of such Remaining Available Proceeds, and shall redeem the remaining shares as soon as it may lawfully do so under Delaware law governing distributions to stockholders. Prior to the distribution or redemption, the Corporation shall not expend or dissipate the consideration received for such Acquisition, except to discharge expenses incurred in connection with such Acquisition or in the ordinary course of business.

(i) In the event of any redemption of Series A Preferred Stock pursuant to Section 4(h), the Corporation shall send written notice of such redemption (the “Redemption Notice”) to each holder of record of Series A Preferred Stock promptly following the receipt of request for such redemption. Each Redemption Notice shall state: (A) the number of shares of Series A Preferred Stock held by the holder that the Corporation shall redeem on the Redemption Date specified in the Redemption Notice; (B) the Redemption Date and the amount of the Available Proceeds such holder is entitled to receive pursuant to such redemption (the “Redemption Price”); and (C) that the holder is to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares of Series A Preferred Stock to be redeemed.

(j) At least five business days before the Redemption Date, each holder of shares of Series A Preferred Stock to be redeemed on such Redemption Date shall surrender the certificate or certificates representing such shares (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof. In the event less than all of the shares of Series A Preferred Stock represented by a certificate are redeemed, a new certificate representing the unredeemed shares of Series A Preferred Stock shall promptly be issued to such holder.

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(k) If the Redemption Notice shall have been duly given, and if on the Redemption Date the Redemption Price payable upon redemption of the shares of Series A Preferred Stock to be redeemed on such Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor in a timely manner, then notwithstanding that the certificates evidencing any of the shares of Series A Preferred Stock so called for redemption shall not have been surrendered, dividends with respect to such shares of Series A Preferred Stock shall cease to accrue after such Redemption Date and all rights with respect to such shares shall forthwith after the Redemption Date terminate, except only the right of the holders to receive the Redemption Price without interest upon surrender of their certificate or certificates therefor.

5.                                      No Mandatory or Optional Redemption; No Sinking Fund.  Except as set forth in Section 4, the shares of Series A Preferred Stock shall not be subject to mandatory redemption by the Corporation.  The Corporation shall not have the right at its option to redeem any shares of Series A Preferred Stock.  No holder shall have the right to require the Corporation to redeem any shares of Series A Preferred Stock or be entitled to the benefit of any sinking fund for the Series A Preferred Stock.

6.                                      Conversion.  The holders of the Series A Preferred Stock shall have conversion rights as follows:

(a)                                 Right to Convert.  Each share of Series A Preferred Stock shall be convertible into that number of fully-paid and nonassessable shares of Common Stock that is equal to the applicable Original Issuance Price divided by the applicable Conversion Price (as hereinafter defined).  The Conversion Price for a share of Series A Preferred Stock is currently equal to the Original Issuance Price and shall be subject to adjustment as provided herein (the “Conversion Price”).  The number of shares of Common Stock into which each share of Series A Preferred Stock may be converted is hereinafter referred to as the “Conversion Rate”.  Upon any decrease in the Conversion Price as provided in this Section 6, the Conversion Rate shall be correspondingly increased; and upon any increase in the Conversion Price as provided in this Section 6, the Conversion Rate shall be correspondingly decreased.

(b)                                 Automatic Conversion Upon Public Offering.  Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the then-effective Conversion Rate for such share immediately upon the closing of a Qualifying Public Offering.

(c)                                  Exercise of Conversion Right.

(i)                                     A holder of Series A Preferred Stock shall be entitled to convert such holder’s shares into shares of Common Stock by (1) giving a conversion notice to the Corporation at its principal executive office or at the office of any transfer agent for the Series A Preferred Stock and (2) surrendering the certificate or certificates therefor, duly endorsed with appropriate signature guaranties, at such office of the Corporation or such transfer agent at which such holder has given such conversion notice; provided, however, that in the event of an automatic conversion pursuant to Section 6(b), such conversion of the outstanding shares of

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Series A Preferred Stock shall occur without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided further, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion or pay any dividend or make any other distribution in respect of such shares of Common Stock unless either the certificates evidencing such shares of Series A Preferred Stock are delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates and furnishes a bond or similar security as may be required by the Corporation.

(ii)                                  The Corporation shall, as soon as practicable after the holder delivers such conversion notice (in case of a conversion at the option of the holder) and share certificates, or after the holder delivers such indemnity agreement and any bond or security, as the case maybe, issue and deliver at such office to such holder of Series A Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to such holder in the amount of any cash amounts payable as the result of a conversion as provided herein.  No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred Stock.  In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of one share of Common Stock, as determined by the Board of Directors.  In connection with a conversion of shares of Series A Preferred Stock, the Corporation shall also pay the converting holder an amount equal to all declared and unpaid dividends on the shares of Series A Preferred Stock so converted. A conversion at the election of the holder shall be deemed to have been made immediately prior to the close of business on the date on which the holder has delivered both (1) the conversion notice and (2) the share certificates or, in case of lost, stolen or destroyed certificates, such indemnity agreement and any bond or security required hereby, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date; provided, however, that if the conversion is a conversion at the election of the holder in connection with an underwritten offering of securities registered pursuant to the 1933 Act, such conversion may, at the option of the holder, be conditioned upon the closing of the sale of securities pursuant to such offering, in which event the holder shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such offering and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time. In order for a conversion to be so conditioned upon such closing, the conversion notice must expressly state that the conversion is so conditioned.

(d)                                 Adjustments to Conversion Price.

(i)                                    Certain Definitions.  For purposes of this Section 6(d), the following definitions shall apply:

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(A)                               “Additional Shares of Common Stock” shall mean all shares of Common Stock issued or, pursuant to Section 6(d)(ii)(C), deemed to be issued by the Corporation on or after the Series D Original Issue Date, other than any of the following:

(1)                                 shares of Common Stock issued or issuable upon conversion of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock;

(2)                                 shares of Common Stock and Common Stock Equivalents issued to officers, directors, or employees of, or consultants to, the Corporation or any of its subsidiaries pursuant to a stock grant, option, or purchase plan or other compensatory stock-based program or agreement approved by the Board of Directors;

(3)                                 shares of Common Stock issued or issuable or, pursuant to Section 6(d)(ii)(C), deemed issued to any Person which is or will be, itself or through its subsidiaries or affiliates, an operating company in a business related to or complementary with the business of the Corporation or any of its subsidiaries, including, but not limited to, in connection with a strategic alliance, licensing transaction, corporate partnering arrangement, joint venture, or joint development agreement, and in the transaction for which the Corporation receives material benefits in addition to the investment of capital in the Corporation and in which transaction the total consideration the Corporation receives and is to receive is at least equal to the value of the Common Stock issued or issuable, or, pursuant to Section 6(d)(ii)(C), deemed issued to such Person, plus the amount of all consideration to be paid by the Corporation or any of its subsidiaries in such transaction, as determined by the Board of Directors and set forth in a Board Resolution;

(4)                                 shares of Common Stock issued as a dividend or distribution on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock; provided the number of shares of Common Stock issued as a dividend or distribution on a share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock is permitted pursuant to the terms of each applicable Certificate of Designations including this Certificate;

(5)                                 shares of Common Stock issued in an event for which adjustments are otherwise made pursuant to Section 6(d)(iii);

(6)                                 shares of Common Stock issued or, pursuant to Section 6(d)(ii)(C), deemed issued:

(x)                                 as consideration, whether in whole or in part, to any Person for providing services or supplying goods to the Corporation, including, without limitation issued to any landlord;

(y)                                 to any lending, equipment leasing or financial institution in connection with any equipment or facility lease or financing, so long as such

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issuance or deemed issuance of Common Stock in connection with such lease or financing is not primarily for the purpose of obtaining equity financing for the Corporation; and

(z)                                  to pay all or a portion of any investment banking, placement agent, finders or similar fee or commission; and

(7)                                 shares of Common Stock issued or, pursuant to Section 6(d)(ii)(C), deemed issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board of Directors.

(B)                               “Series D Original Issue Date” means the date on which the first share of Series D Preferred Stock was issued.

(ii)                                Adjustment of Conversion Price for the Series A Preferred Stock Upon Certain Issuances of Additional Shares of Common Stock.  (A) If the Corporation shall issue or be deemed by Section 6(d)(ii)(C) to have issued Additional Shares of Common Stock, without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issuance, then and in each such event such Conversion Price shall be reduced to a price (calculated to the nearest one thousandth (1/1,000) of a cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be:

(1)                                 the number of shares of Common Stock outstanding immediately prior to such issuance, plus

(2)                                 the number of shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents that are outstanding immediately prior to such issuance, including, without limitation, the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, plus

(3)                                 the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price, and the denominator of which shall be:

(x)                                 the number of shares of Common Stock outstanding immediately prior to such issuance, plus

(y)                                 the number of shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents that are outstanding immediately prior to such issuance, including, without limitation, the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, plus

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(z)                                  the number of such Additional Shares of Common Stock so issued.

(B)                               No Adjustment of Conversion Price.  No adjustment in the Conversion Price shall be made as the result of the issuance or deemed issuance by Section 6(d)(ii)(C) of Additional Shares of Common Stock if the Corporation receives written notice from the holders of at least a majority of the then outstanding shares of Series A Preferred Stock agreeing that no such adjustment shall be made as the result of the issuance or deemed issuance by Section 6(d)(ii)(C) of such Additional Shares of Common Stock.

(C)                               Deemed Issue of Additional Shares of Common Stock.  If the Corporation at any time or from time to time on or after the Series D Original Issue Date shall issue any Common Stock Equivalents or shall fix a record date for the determination of holders of any class of securities of stock entitled to receive any Common Stock Equivalents, then the maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange of such Common Stock Equivalents (as set forth in the instrument relating thereto, determined without regard to any provisions contained therein for a subsequent adjustment of such number) shall be deemed to be Additional Shares of Common Stock issued at the time of such issuance of Common Stock Equivalents (subject to the exceptions set forth in Section 6(d)(i)(A)(1) through (7)), or, in case a record date shall have been fixed for such issuance, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(1)                                 except as provided in Section 6(d)(ii)(C)(2), no further adjustment in the Conversion Price shall be made upon the subsequent issuance of shares of Common Stock upon the exercise, conversion or exchange of such Common Stock Equivalents;

(2)                                 if such Common Stock Equivalents by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Corporation, or change in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (other than under or by reason of provisions designed to protect against dilution), the Conversion Price computed upon the original issue thereof (or upon the fixing of a record date with respect thereto) and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Common Stock Equivalents or the rights of exercise, conversion or exchange under such Common Stock Equivalents; and

(3)                                 no readjustment pursuant to clause (2) immediately above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (x) the Conversion Price on the original adjustment date for which adjustment was made in respect of such Common Stock Equivalents and (y) the Conversion Price that would have resulted from any issuance between the original adjustment date and such readjustment date of Additional Shares of Common Stock or Common Stock Equivalents other than in respect of the issuance of Common Stock Equivalents in respect of which such readjustment is being made.

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(D)                               Determination of Consideration.  For purposes of this Section 6(d), the consideration received by the Corporation for the issuance of any Additional Shares of Common Stock shall be computed as follows:

(1)                                 Cash and Property.  Such consideration shall:

(x)                                 insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof;

(y)                                 insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined by the Board of Directors in the good faith exercise of its reasonable business judgment; and

(z)                                  in the event Additional Shares of Common Stock are issued together with other shares or securities or the transfer of assets of the Corporation for consideration which consists of both cash and property other than cash, be the proportion of such consideration so received, computed as provided in clauses (x) and (y) above, as determined in good faith by the Board.

(2)                                 Common Stock Equivalents.  The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6(d)(ii)(C) upon issuance of Common Stock Equivalents shall be determined by dividing:

(x)                                 the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto and determined without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise, conversion or exchange of such Common Stock Equivalents, by

(y)                                 the maximum number of shares of Common Stock as set forth in the instruments relating thereto (determined without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.

(iii)                            Adjustments for Subdivisions, Stock Splits, Stock Dividends, or Combinations of Common Stock.  If the outstanding shares of Common Stock shall be subdivided (including by stock split or reclassification) into a greater number of shares of Common Stock or if the Corporation shall declare or pay a dividend to holders of Common Stock in the form of additional shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision, stock split, reclassification or stock dividend shall be proportionately decreased, concurrently with the effectiveness of such subdivision, stock split or reclassification or the payment date for such stock dividend, as the case may be.  If the

15

outstanding shares of Common Stock shall be combined (including by reverse stock split or reclassification) into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination, reverse stock split, or reclassification shall, concurrently with the effectiveness of such combination, reverse stock split, or reclassification be proportionately increased.  Adjustments to the Conversion Price then in effect shall become effective retroactively with respect to conversions made subsequent to the record date and on or before the payment date in the case of a dividend.

(iv)                              Adjustments for Other Distributions.  If the Corporation at any time or from time to time makes or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution payable in securities of the Corporation other than shares of Common Stock and other than in a transaction to which another adjustment provision of this Section 6 applies, then and in each such event provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock to which they are entitled, the amount of such other securities of the Corporation which they would have received had they converted their Series A Preferred Stock into Common Stock immediately prior to such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 6 with respect to the conversion rights of the holders of the Series A Preferred Stock and under the terms of such other securities.  In lieu of making provision for issuance of such other securities to the holders of Series A Preferred Stock, the Corporation may make an adjustment to the Conversion Price in an amount and manner that is consistent with the adjustment provisions of this Section 6, as determined by the Board of Directors and set forth in a Board Resolution.

(v)                                  Adjustments for Reclassification, Exchange and Substitution.  If the Common Stock issuable upon conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6(d)(iii)), the Conversion Price in effect immediately prior to such reorganization, reclassification or other change shall, concurrently with the effectiveness of such reorganization, reclassification or other change, be proportionately adjusted such that immediately after such reorganization, reclassification or other change the Series A Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of such other class or classes into which the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock immediately before such reorganization, reclassification or other change would have been so changed.  Thereafter, the number of shares of such other class or classes into which the Series A Preferred Stock shall be convertible shall be subject to adjustment in accordance with this Section 6.

(e)                                  Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and

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give by notice to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.  The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock or any other class or classes of securities and the amount, if any, of other property which at the time such holder is entitled to receive upon the conversion of such holder’s shares of Series A Preferred Stock.

(f)                                    Notices of Record Date.  If the Corporation shall propose at any time:

(i)                                     to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(ii)                                  to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; or

(iii)                               to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock;

then, in connection with each such event, the Corporation shall send to the holders of the Series A Preferred Stock at least ten Business Days’ prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and, if known, specifying the date on which the holders of Common Stock shall be entitled to such dividend, distribution or subscription) or for determining rights to vote in respect of the matters referred to in clause (iii) above.

Each such written notice shall be given by first class mail, postage prepaid, addressed to the holders of Series A Preferred Stock at their respective addresses as shown on the books of the Corporation.

(g)                                 Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall be insufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

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(h)                                 Miscellaneous.

(i)                                     All calculations under this Section 6 shall be made to the nearest one thousandth (1/1,000) of a cent or to the nearest one hundredth (1/100) of a share, as the case may be.

(ii)                                  No adjustment in the Conversion Price of the Series A Preferred Stock need to be made if such adjustment would result in a change in such Conversion Price of less than $0.00001.  Any adjustment of less than $0.00001 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.00001 or more in such Conversion Price.

7.                                      Voting.  The holders of Series A Preferred Stock shall have the following voting rights:

(a)                                 General Voting Rights.

(i)                                     Except as otherwise provided herein, including, without, limitation Sections 7(a)(ii), 7(a)(iii), 7(b), and 8, or by the GCL, the holders of shares of Series A Preferred Stock shall vote together with holders of the Common Stock and holders of any other class or series of capital stock of the Corporation having the right to vote together with holders of the Common Stock, as a single class on all matters submitted to a vote of the stockholders of the Corporation, other than election of directors.  Each holder of shares of Series A Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such holder’s shares of Series A Preferred Stock could be converted in accordance with Section 6 on the applicable record date for the particular vote or, if the Board of Directors shall not have fixed a record date, the date of such vote.  No holder shall be entitled to fractional votes and any fractional voting rights that would otherwise result from the method set forth in the immediately preceding sentence (after aggregating all shares of Common Stock into which shares of Series A Preferred Stock held by the same holder could be converted) shall be disregarded.

(ii)                                  If any proposed amendment, modification, alteration, repeal or waiver of the Certificate of Incorporation (whether by merger, consolidation, operation of law or otherwise) would increase or decrease the authorized number of shares of Series A Preferred Stock, increase or decrease the par value of the Series A Preferred Stock, or alter or change the powers, preferences, or rights of the Series A Preferred Stock so as to affect the Series A Preferred Stock adversely, then, except as otherwise provided in Sections 2 and in accordance with Section 8, the holders of the Series A Preferred Stock shall be entitled to vote as a separate class upon such amendment, modification, alteration, repeal or waiver, and the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock shall be necessary to the adoption thereof, in addition to such other vote as may be required by the GCL.

(iii)                               So long as any shares of Preferred Stock remain outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without the affirmative vote of the holders of a majority of the

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outstanding shares of Preferred Stock, given in writing or by vote at a meeting consenting or voting together as a single class and determined on an as-converted to Common Stock basis, and any such act or transaction entered into without such consent or vote shall be null and void ab initio, and of no force or effect:

(A) amend, modify, alter, repeal or waive any term or provision of the Certificate of Incorporation to alter or change the powers, preferences or rights of each series of the Preferred Stock in the same manner and as would affect the Preferred Stock adversely;

(B) create, or authorize the creation of or issue any Senior Dividend Stock, Senior Liquidation Stock or any other class or series of capital stock of the Corporation having powers, preferences, rights or priorities superior to the Series D Preferred Stock;

(C) consummate an Acquisition or Asset Transfer or otherwise liquidate, dissolve or wind up the Corporation;

(D) purchase or redeem any shares of capital stock of the Corporation other than (i) redemptions of capital stock expressly authorized in the Certificate of Incorporation and (ii) repurchases of stock from former employees, officers, directors, consultants or other persons who performed services for the Corporation or any subsidiary in connection with the cessation of such employment or service at the lower of the original purchase price or the then-current fair market value thereof.

(iv) Except as set forth herein, or as otherwise provided by law, holders of shares of Series A Preferred Stock shall have no special voting rights and their vote or consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action, including, without limitation, the creation or issuance of any class or series of capital stock having preferences or relative, participating, optional, or other rights that rank senior to or on a parity with the Series A Preferred Stock.

(b)                                 Election of Directors.

(i)                                     So long as at least 25 percent of the total number of shares of all applicable classes or series of Preferred Stock originally issued (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting any such class or series of Preferred Stock) remain outstanding, the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and any other class or series of Preferred Stock granted such right, voting together as a single class on an as-converted to Common Stock basis, shall be entitled to elect, from time to time, one director of the Corporation (the “Preferred Stock Director”) only and shall not be entitled to vote in the election of any other director of the Corporation.  If the Preferred Stock Director resigns or is unable to serve as a director, so long as by the terms of this Section 7(b)(i) the holders of shares of the applicable classes and series of Preferred Stock shall have the right to elect the Preferred Stock Director, the holders of shares of the applicable classes and series of Preferred Stock shall be entitled to fill the vacancy so created

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by electing a successor Preferred Stock Director, provided that the Board of Directors may fill such vacancy if holders of shares of the applicable classes and series of Preferred Stock voting together and entitled to cast a majority of the votes entitled to be cast by holders of all outstanding shares of the applicable classes and series of Preferred Stock shall have instructed the Board of Directors in writing to elect the Person designated by such holders in writing to fill such vacancy.  So long as by the terms of this Section 7(b)(i) the holders of shares of the applicable classes and series of Preferred Stock shall have the right to elect the Preferred Stock Director, holders of shares of the applicable classes and series of Preferred Stock may remove the Preferred Stock Director with or without cause, but only by the affirmative vote of holders of a majority of the votes entitled to be cast by holders of all outstanding shares of the applicable classes and series of Preferred Stock.  The Preferred Stock Director may not be removed by holders of the applicable classes and series of Preferred Stock except as specifically provided in this Section 7(b)(i).

(ii)                                  At such time as holders of the applicable classes and series of Preferred Stock shall no longer have the right to elect the Preferred Stock Director pursuant to Section 7(b)(i), holders of shares of the applicable classes and series of Preferred Stock shall thereafter be entitled to vote together with holders of the Common Stock and holders of any other class or series of capital stock of the Corporation having the right to vote together with holders of the Common Stock, as a single class, in the election of directors for whom holders of the Common Stock are entitled to vote.

(iii)                               The right of the holders of the applicable classes and series of Preferred Stock to elect the Preferred Stock Director pursuant to Section 7(b)(i) shall terminate upon the closing of the Qualifying Public Offering.

8.                                      Certain Amendments, Modifications.

(a)                                 Notwithstanding anything to the contrary contained herein except as provided in Section 8(b) below and except as otherwise required by law, any term or provision in this Certificate may be amended, modified, altered, repealed or waived from time to time in connection with the issuance by the Corporation of any Common Stock or Common Stock Equivalents in a financing transaction the principal purpose of which is to raise capital for the Corporation if (1) the price per share at which Common Stock is issued or deemed issued in such transaction is equal to or greater than the Conversion Price in effect on the date of and immediately prior to such issuance or deemed issuance and (2) such amendment, modification or waiver is approved by (x) the affirmative vote of holders of shares of Series A Preferred Stock entitled to cast a majority of the votes entitled to be cast by the holders of all outstanding shares of Series A Preferred Stock, voting as a separate class in accordance with the Investor Rights Agreement, and (y) the Board of Directors.

(b)                                 Notwithstanding Section 8(a) above, or any other provision of the Certificate of Incorporation to the contrary, no amendment, modification, alteration, repeal or waiver of any provision of the Certificate of Incorporation may be made (whether by merger, consolidation, operation of law or otherwise) that would reduce the amount of the Liquidation Preference, eliminate the senior rank of the Series A Preferred Stock with respect to the Common

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Stock as to dividends and distribution of assets upon a Liquidation Event or eliminate the right of holders of the Series A Preferred Stock to participate in the election of the Preferred Stock Director in accordance with Section 7(b)(i) without, in each such case, the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock voting as a separate class.  For purposes of clarification, the provisions of the Investors Rights Agreement shall not apply to any vote of the Series A Preferred Stock taken under this Section 8(b).

(c)                                  The issuance by the Corporation of Common Stock Equivalents in a financing transaction the principal purpose of which is to raise capital for the Corporation shall be deemed the issuance at the time of such issuance of Common Stock Equivalents of the Common Stock issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.  The price per share at which the shares of Common Stock are so deemed to have been issued shall be determined by dividing:

(i)                                     the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto and determined without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise, conversion or exchange of such Common Stock Equivalents, by

(ii)                                  the maximum number of shares of Common Stock as set forth in the instruments relating thereto (determined without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.

9.                                      Notices.  Any notice required by the provisions of this Certificate to be given to the holders of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to such holders of record at their respective addresses appearing on the stock books of the Corporation.

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State of Delaware
Secretary of State
Division of Corporations
Delivered 01:31 PM 03/13/2014
FILED 01:34 PM 03/13/2014
SRV 140327671 - 4459438 FILE

KOLLTAN PHARMACEUTICALS, INC.

CERTIFICATE OF AMENDMENT OF
CERTIFICATE DESIGNATING
SERIES B CONVERTIBLE PREFERRED STOCK
AND FIXING THE PREFERENCES AND
RELATIVE, PARTICIPATING, OPTIONAL,
AND OTHER RIGHTS THEREOF

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

Kolltan Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), in accordance with Section 103 of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies as follows:

A Certificate Designating Series B Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof (the “Series B Certificate of Designations”) was filed with the Secretary of State of the State of Delaware on September 1, 2009 pursuant to Section 151 of the General Corporation Law.  A Certificate of Amendment was filed on March 1, 2012.  The Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law duly adopted a resolution setting forth a proposed amendment of the Series B Certificate of Designations, and declaring such amendment advisable.  The proposed amendment was duly adopted in accordance with the provisions of Sections 242 and 228 (by the written consent of the stockholders of the Corporation) of the General Corporation Law.  The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate Designating Series B Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof of Kolltan Pharmaceuticals, Inc. be amended in its entirety in the form set forth in Exhibit A attached hereto.

*              *              *

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this 13th day of March, 2014.

KOLLTAN PHARMACEUTICALS, INC.

By:	/s/ Gerald McMahon
	Name:	Gerald McMahon
	Title:	Chief Executive Officer

EXHIBIT A

KOLLTAN PHARMACEUTICALS, INC.

CERTIFICATE DESIGNATING

SERIES B CONVERTIBLE PREFERRED STOCK

AND FIXING THE PREFERENCES AND

RELATIVE, PARTICIPATING, OPTIONAL,

AND OTHER RIGHTS THEREOF

1.             Definitions.

(a)           As used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Accruing Dividends” is defined in Section 3(a).

“Acquisition” means the acquisition of the Corporation by another Person by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) as a result of which Persons who were stockholders of the Corporation immediately prior to such transaction or series of related transactions own immediately after such transaction or series of related transactions less than fifty percent (50%) of the voting power of the outstanding securities of the Corporation, or of the Person who is the continuing or surviving entity in such transaction or of the Person who issues its voting securities to Persons who were stockholders of the Corporation immediately prior to such transaction, as the case may be, excluding (i) any reorganization, merger or consolidation effected exclusively to change the domicile of the Corporation and (ii) the acquisition of securities directly from the Corporation in a bona fide financing transaction consummated for capital raising purposes and not in connection with a reorganization, merger, consolidation, recapitalization or share exchange involving the Company.

“Additional Shares of Common Stock” is defined in Section 6(d)(i)(A).

“Asset Transfer” means a transaction that constitutes a sale of all or substantially all of the assets of the Corporation for purposes of Section 271 of the GCL or the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger, consolidation or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

“Board of Directors” or “Board” means the Board of Directors of the Corporation.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors, or duly authorized committee thereof (to the extent permitted by applicable law), and to be in full force and effect on the date of such certification, and which the Corporation shall furnish by notice to the holders of Series B Preferred Stock.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

“Certificate” means this Certificate Designating Series B Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof of the Corporation.

“Certificate of Designations” means the Certificate, as it may be amended, designating the applicable series of Preferred Stock and fixing the preferences and relative, participating, optional and other rights thereof of the Corporation.

“Certificate of Incorporation” shall mean the Corporation’s Certificate of Incorporation (including all certificates of designation).

“Common Stock” includes the Common Stock, $.001 par value, of the Corporation as authorized on the date hereof, and any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise and any stock (other than Common Stock) and other securities of the Corporation or any other Person which any holder of Preferred Stock at any time shall be entitled to receive, or shall have received, on the exercise of conversion rights of the Preferred Stock or any such other securities, in lieu of or in addition to Common Stock.

“Common Stock Equivalent” shall mean any security, agreement or instrument convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock, directly or indirectly.

“Conversion Price” is defined in Section 6(a).

“Conversion Rate” is defined in Section 6(a).

“GCL” means the General Corporation Law of the State of Delaware.

“Investor Rights Agreement” means the Amended and Restated Investor Rights Agreement, dated on or about the date on which this Certificate is filed with the Secretary of State of the State of Delaware, by and among the Corporation and the Holders as defined therein, as amended or supplemented from time to time.

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“Junior Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank junior to the Series B Preferred Stock as to the payment of dividends.

“Junior Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank junior to the Series B Preferred Stock as to the distribution of assets upon a Liquidation Event.

“Liquidation Event” means any (a) liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, or its insolvency, (b) Acquisition, or (c) Asset Transfer.

“Liquidation Preference” means the greater of (i) $1.10 per share for the Series B Preferred Stock plus any Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared and unpaid thereon and the amount of dividends required by this Certificate to be declared and paid thereon, and not so declared and paid at the date of final distribution to the holders of shares of Series B Preferred Stock in connection with a Liquidation Event (subject to appropriate adjustment of such dollar amount in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series B Preferred Stock) or (ii) such amount per share as would have been payable had all shares of Series B Preferred Stock been converted into Common Stock pursuant to Section 6 immediately prior to such Liquidation Event.

“Mandatory Conversion Time” is defined in Section 6(i)(i).

“1933 Act” means the Securities Act of 1933, as amended.

“Original Issuance Price” means $1.10 per share.

“Parity Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank on a parity with the Series B Preferred Stock as to payment of dividends.

“Parity Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank on a parity with the Series B Preferred Stock as to distribution of assets upon a Liquidation Event, including without limitation the Series A Preferred Stock and the Series C Preferred Stock.

“Person” means any natural person and any corporation, trust, partnership, limited liability partnership, limited liability company, venture, government (or agency or subdivision thereof) or other business entity.

“Preferred Stock” means the Preferred Stock, $.001 par value, of the Corporation.

“Preferred Stock Director” is defined in Section 7(b)(i).

“Qualifying Public Offering” means a public offering of shares of Common Stock underwritten on a firm commitment basis pursuant to a registration statement under the 1933 Act

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that results in gross proceeds to the Corporation of at least $40,000,000 (calculated before deduction of underwriting discounts and commissions and offering expenses) and following which the Common Stock is listed on the NASDAQ Stock Market or the New York Stock Exchange.

“Senior Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank senior to the Series B Preferred Stock as to payment of dividends, including without limitation the Series D Preferred Stock.

“Senior Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank senior to the Series B Preferred Stock as to the distribution of assets upon a Liquidation Event, including without limitation the Series D Preferred Stock.

“Series A Certificate of Designations” means the Certificate Designating Series A Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof, as amended, of the Corporation.

“Series A Preferred Stock” means the Series A Convertible Preferred Stock, $.001 par value, of the Corporation.

“Series B Preferred Stock” is defined in Section 2.

“Series C Preferred Stock” means the Series C Convertible Preferred Stock, $.001 par value, of the Corporation.

“Series D Original Issue Date” is defined in Section 6(d)(i)(B).

“Series D Preferred Stock” means the Series D Convertible Preferred Stock, $.001 par value, of the Corporation.

(b)           Capitalized terms defined elsewhere in this Certificate are used in this Certificate as so defined.

(c)           All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Certificate.

(d)           Any reference in this Certificate to a section or subsection shall be a reference to the particular section or subsection of this Certificate, unless specifically stated otherwise.

2.             Designation and Amount.  The Corporation hereby establishes a series of its class of Preferred Stock, which series shall be designated “Series B Convertible Preferred Stock,” $.001 par value (the “Series B Preferred Stock”), and the number of shares constituting the Series B Preferred Stock shall be 10,000,000.  Such number of shares may be increased or

4

decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of any outstanding options, warrants or other rights which entitle the holder to purchase or otherwise acquire shares of Series B Preferred Stock or upon the conversion of any outstanding securities issued by the Corporation which are convertible into Series B Preferred Stock.

3.             Dividends.

(a)           Dividends on Series B Preferred Stock.  From and after the date of the issuance of any shares of Series B Preferred Stock, dividends at the rate per annum of $0.044 per share shall accrue on such shares of Series B Preferred Stock (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series B Preferred Stock) (the “Accruing Dividends”); provided, however, that such Accruing Dividends shall be limited to a maximum amount per share of Series B Preferred Stock of $0.22 (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series B Preferred Stock).  Accruing Dividends shall accrue from day to day, whether or not declared, and shall be cumulative; provided, however, that except as otherwise expressly set forth in this Certificate, such Accruing Dividends shall be payable only when, as, and if declared by the Board of Directors, and the Corporation shall be under no obligation to pay such Accruing Dividends.

The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of Common Stock (other than a stock dividend on the Common Stock distributed solely in the form of additional shares of Common Stock, adjustment for which is provided in Section 6(d)(iii) or solely in the form of securities of the Corporation, adjustment for which is provided in Section 6(d)(iv)), only if simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series B Preferred Stock in such amount as would be payable on the largest number of whole shares of Common Stock into which the shares of Series B Preferred Stock held by such holder could be converted pursuant to the provisions of Section 6 hereof, such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend (which date shall be the record date for such dividend on Series B Preferred Stock) as if such conversion had occurred immediately prior to such record date.

The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of Series A Preferred Stock or Series C Preferred Stock only if simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series B Preferred Stock in such amount such that any dividend payable on the Series A Preferred Stock or Series C Preferred Stock shall represent the same percentage of the Liquidation Preference (as defined in the applicable Certificate of Designations for such series or the Certificate of Incorporation, as the case may be) of the Series A Preferred Stock or Series C Preferred Stock, as the case may be, as the percentage of the dividend payable on the Series B Preferred Stock to the Liquidation Preference of the Series B Preferred Stock.

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The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of any other Parity Dividend Stock or Junior Dividend Stock (other than Common Stock) only if simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series B Preferred Stock in such amount at least equal to the greater of (i) the amount of the aggregate Accruing Dividends then accrued on each such share of Series B Preferred Stock and not previously paid; provided, however, that such Accruing Dividends shall be limited to a maximum amount per share of Series B Preferred Stock of $0.22 (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series B Preferred Stock) and (ii)(A) in the case of a dividend on any class or series of such Parity Dividend Stock or Junior Dividend Stock that is convertible into Common Stock, that dividend per share of Series B Preferred Stock as would equal the dividend payable on each share of such other class or series determined as if all such shares of such class or series had been converted into Common Stock and all shares of Series B Preferred Stock had been converted into Common Stock on the record date for determination of holders entitled to receive such dividend (which date shall be the record date for such dividend on Series B Preferred Stock) or (B) in the case of a dividend on any class or series of such Parity Dividend Stock or Junior Dividend Stock that is not convertible into Common Stock, at a rate per share of Series B Preferred Stock determined by dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock and multiplying such fraction by $1.10 per share (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting such shares).

(b)           Certain Dividends Permitted.  The Corporation may declare and pay or set aside for payment dividends on Senior Dividend Stock in accordance with the rights and preferences of such shares of Senior Dividend Stock.

4.             Liquidation Rights.

(a)           Liquidation Preference.  In the event of any Liquidation Event, before any payment shall be made or any assets distributed to the holders of Common Stock or any Junior Liquidation Stock and subject to the rights and preferences of any Senior Liquidation Stock or Parity Liquidation Stock, holders of the Series B Preferred Stock shall be entitled to receive pari passu with holders of Parity Liquidation Stock, out of the assets of the Corporation available for distribution to holders of the Series B Preferred Stock and any Parity Liquidation Stock, the Liquidation Preference for each outstanding share of Series B Preferred Stock before the Corporation makes any payment or distribution on account of such Liquidation Event to holders of Common Stock or any Junior Liquidation Stock.

(b)           Priority.  If upon the Liquidation Event the available assets to be distributed among the holders of the Series B Preferred Stock and the holders of any Parity Liquidation Stock are insufficient to permit the payment to such holders of Series B Preferred Stock of the full Liquidation Preference for their shares and to holders of Parity Liquidation Stock the full preferential amounts to which they are entitled, then the holders of the Series B Preferred Stock and Parity Liquidation Stock shall share ratably in any distribution of available assets in proportion to the full Liquidation Preference of the Series B Preferred Stock that would

6

otherwise be payable to holders of Series B Preferred Stock on account of such Liquidation Event and the full liquidation preference amounts which would otherwise be payable upon a Liquidation Event with respect to the outstanding shares of Parity Liquidation Stock on account of such Liquidation Event if the Liquidation Preference and all liquidation preference amounts of the Parity Liquidation Stock were paid in full.  In case of payment of less than the full amount of the Liquidation Preference of each share of Series B Preferred Stock on account of a particular Liquidation Event, if the Corporation is not dissolved in connection with such Liquidation Event and the shares of Series B Preferred Stock are not converted into or exchanged for other shares or cash or other property in connection with such Liquidation Event, then the shares of Series B Preferred Stock shall remain outstanding and if a subsequent Liquidation Event shall occur then, subject to the rights of holders of shares of Senior Liquidation Stock and Parity Liquidation Stock, shares of Series B Preferred Stock shall be entitled to receive the remaining unpaid amount of the Liquidation Preference in connection with such subsequent  Liquidation Event, if any, before any payment shall be made or any assets distributed to the holders of any Common Stock or Junior Liquidation Stock.  The provisions of this Section 4(b) shall be applied successively to each such subsequent Liquidation Event until the Liquidation Preference shall have been paid in full.

(c)           Payments to Holders of Common Stock and Other Participating Shares.  After the holders of Series B Preferred Stock shall have received payment in full of the Liquidation Preference in accordance with Section 4(a) or 4(b) and after payment in full of the liquidation preference of any Junior Liquidation Stock, the remaining assets of the Corporation shall be distributed to the holders of Common Stock, and shares of any other class or series of capital stock of the Corporation entitled to share in such remaining assets, pro rata based on the number of shares of Common Stock held by each.  The holders of Series B Preferred Stock shall have no rights with respect to the distribution of any such remaining assets.

(d)           Valuation of Non-Cash Consideration.  In any Liquidation Event, if the consideration received by the Corporation and distributed to holders of Series B Preferred Stock is other than cash or the consideration received directly by holders of Series B Preferred Stock is other than cash, then for purposes of the amount of the Liquidation Preference received by holders of Series B Preferred Stock or the amount received by holders of Series B Preferred Stock and holders of other stock for purposes of Section 4(c), the value of such consideration will be deemed its fair market value.  The Corporation shall give prompt notice of such valuation to each holder of Series B Preferred Stock.  The fair market value of any assets or securities, other than cash, shall be determined as follows:

(i)            Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:

(A)          If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the five trading day period ending three days prior to the record date for distribution of such consideration to holders of Series B Preferred Stock or, if such Liquidation Event has a closing, prior to such closing date, as the case may be;

7

(B)          If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the five trading day period ending three days prior to the record date for distribution of such consideration to holders of Series B Preferred Stock or, if such Liquidation Event has a closing, prior to such closing date, as the case may be; and

(C)          If there is no active public market, the value shall be the fair market value thereof, as determined by the Board of Directors (including all disinterested directors) and approved by the affirmative vote of holders of at least 66.67% of the votes entitled to be cast by holders of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Common Stock, voting together as a single class.

(ii)           The method of valuation of any assets or securities, other than cash, subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value, determined as above in (i)(A), (B) or (C), to reflect the approximate fair market value thereof, as determined by the Board of Directors (including all disinterested directors) and approved by the affirmative vote of holders of at least 66.67%of the votes entitled to be cast by holders of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Common Stock, voting together as a single class.  If such holders do not approve the approximate fair market value determined by the Corporation, then the Corporation shall select an investment bank or appraiser experienced in appraising financial assets to determine the approximate fair market value.  The cost of such investment banking service shall be paid by the Corporation.

(iii)          The value of any assets that are not cash or securities shall be determined in good faith by the Board of Directors (including all disinterested directors) and set forth in a Board Resolution.

(e)           The Corporation shall not close an Acquisition (if the Corporation is a party to such transaction) or Asset Transfer or complete any other Liquidation Event that involves corporate action by the Corporation unless the agreement or plan of merger or consolidation for such transaction (the “Merger Agreement”) provides that the consideration payable to the stockholders of the Corporation shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 4(a), 4(b), 4(c) and 4(d), and the Corporation has complied with such provisions.

(f)            The Corporation shall give each holder of record of Series B Preferred Stock written notice of any proposed transaction to which the Corporation is a party and to which this Section 4 would be applicable not later than ten Business Days prior to the stockholders’ meeting, if any, called to approve such transaction, or ten Business Days prior to the closing of such transaction, if the Corporation does not call a stockholders’ meeting.  Such notice shall describe the material terms and conditions of the proposed transaction and state that such transaction is subject to the provisions of this Section 4.  The Corporation shall thereafter give holders of record of Series B Preferred Stock prompt written notice of any material changes to

8

the material terms and conditions of such transaction that were described in such earlier notice.  In case such transaction is subject to stockholder approval, the Corporation shall also notify the holders of record of the Series B Preferred Stock in writing of the approval of such transaction promptly after such approval.

(g) Allocation of Escrow and Contingent Consideration.  In the event of a Liquidation Event, if any portion of the consideration payable to the stockholders of the Corporation is payable only upon satisfaction of contingencies (the “Additional Consideration”), the Merger Agreement shall provide that (a) the portion of such consideration that is not Additional Consideration (such portion, the “Initial Consideration”) shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 4(a), 4(b) and 4(c) as if the Initial Consideration were the only consideration payable in connection with such Liquidation Event; and (b) any Additional Consideration which becomes payable to the stockholders of the Corporation upon satisfaction of such contingencies shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 4(a), 4(b) and 4(c) after taking into account the previous payment of the Initial Consideration as part of the same transaction.  For the purposes of this Section 4(g), consideration placed into escrow or retained as holdback to be available for satisfaction of indemnification or similar obligations in connection with such Liquidation Event shall be deemed to be Additional Consideration.

(h) In the event of an Acquisition, if the Corporation does not effect a dissolution of the Corporation under the GCL within ninety (90) days after such Acquisition, then, subject to the rights and preferences of any Senior Liquidation Stock and Parity Liquidation Stock (i) the Corporation shall send a written notice to each holder of Series B Preferred Stock no later than the ninetieth (90th) day after the Acquisition advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (ii) to require the redemption of such shares of Series B Preferred Stock and (ii) if the holders of a majority of the shares of Series B Preferred Stock so request in a written instrument delivered to the Corporation not later than one hundred twenty (120) days after such Acquisition, the Corporation shall use the consideration received by the Corporation for such Acquisition (net of any retained liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of Directors of the Corporation), together with any other assets of the Corporation available for distribution to its stockholders, less amounts paid or required to be paid to redeem any Senior Liquidation Stock all to the extent permitted by Delaware law governing distributions to stockholders (the “Remaining Available Proceeds”), on the one hundred fiftieth (150th) day after such Acquisition (the “Redemption Date”), to redeem all outstanding shares of Series B Preferred Stock at a price per share equal to the Liquidation Preference. Notwithstanding the foregoing, in the event of a redemption pursuant to the preceding sentence, if the Remaining Available Proceeds are not sufficient to redeem all outstanding shares of Series B Preferred Stock and any Parity Liquidation Stock subject to redemption, the Corporation shall ratably redeem each holder’s shares of Series B Preferred Stock and Parity Liquidation Stock to the fullest extent of such Remaining Available Proceeds, and shall redeem the remaining shares as soon as it may lawfully do so under Delaware law governing distributions to stockholders. Prior to the distribution or redemption, the Corporation shall not expend or dissipate the consideration received for such Acquisition, except to discharge expenses incurred in connection with such Acquisition or in the ordinary course of business.

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(i) In the event of any redemption of Series B Preferred Stock pursuant to Section 4(h), the Corporation shall send written notice of such redemption (the “Redemption Notice”) to each holder of record of Series B Preferred Stock promptly following the receipt of request for such redemption. Each Redemption Notice shall state: (A) the number of shares of Series B Preferred Stock held by the holder that the Corporation shall redeem on the Redemption Date specified in the Redemption Notice; (B) the Redemption Date and the amount of the Available Proceeds such holder is entitled to receive pursuant to such redemption (the “Redemption Price”); and (C) that the holder is to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares of Series B Preferred Stock to be redeemed.

(j) At least five business days before the Redemption Date, each holder of shares of Series B Preferred Stock to be redeemed on such Redemption Date shall surrender the certificate or certificates representing such shares (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof. In the event less than all of the shares of Series B Preferred Stock represented by a certificate are redeemed, a new certificate representing the unredeemed shares of Series B Preferred Stock shall promptly be issued to such holder.

(k) If the Redemption Notice shall have been duly given, and if on the Redemption Date the Redemption Price payable upon redemption of the shares of Series B Preferred Stock to be redeemed on such Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor in a timely manner, then notwithstanding that the certificates evidencing any of the shares of Series B Preferred Stock so called for redemption shall not have been surrendered, dividends with respect to such shares of Series B Preferred Stock shall cease to accrue after such Redemption Date and all rights with respect to such shares shall forthwith after the Redemption Date terminate, except only the right of the holders to receive the Redemption Price without interest upon surrender of their certificate or certificates therefor.

5.                                      No Mandatory or Optional Redemption; No Sinking Fund.  Except as set forth in Section 4, the shares of Series B Preferred Stock shall not be subject to mandatory redemption by the Corporation.  The Corporation shall not have the right at its option to redeem any shares of Series B Preferred Stock.  No holder shall have the right to require the Corporation to redeem any shares of Series B Preferred Stock or be entitled to the benefit of any sinking fund for the Series B Preferred Stock.

6.                                      Conversion.  The holders of the Series B Preferred Stock shall have conversion rights as follows:

(a)                                 Right to Convert.  Each share of Series B Preferred Stock shall be convertible into that number of fully-paid and nonassessable shares of Common Stock that is

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equal to the applicable Original Issuance Price divided by the applicable Conversion Price (as hereinafter defined).  The Conversion Price for a share of Series B Preferred Stock is currently equal to the Original Issuance Price and shall be subject to adjustment as provided herein (the “Conversion Price”).  The number of shares of Common Stock into which each share of Series B Preferred Stock may be converted is hereinafter referred to as the “Conversion Rate”.  Upon any decrease in the Conversion Price as provided in this Section 6, the Conversion Rate shall be correspondingly increased; and upon any increase in the Conversion Price as provided in this Section 6, the Conversion Rate shall be correspondingly decreased.  Upon the anticipated issuance on the Series D Original Issue Date of 60,000,000 shares of Series D Preferred Stock at a purchase price per share of $1.00, the Conversion Price shall be adjusted and then be equal to $1.062823 per share.

(b)                                 Automatic Conversion Upon Public Offering.  Each share of Series B Preferred Stock shall automatically be converted into shares of Common Stock at the then-effective Conversion Rate for such share immediately upon the closing of a Qualifying Public Offering.

(c)                                  Exercise of Conversion Right.

(i)                                     A holder of Series B Preferred Stock shall be entitled to convert such holder’s shares into shares of Common Stock by (1) giving a conversion notice to the Corporation at its principal executive office or at the office of any transfer agent for the Series B Preferred Stock and (2) surrendering the certificate or certificates therefor, duly endorsed with appropriate signature guaranties, at such office of the Corporation or such transfer agent at which such holder has given such conversion notice; provided, however, that in the event of an automatic conversion pursuant to Section 6(b), such conversion of the outstanding shares of Series B Preferred Stock shall occur without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided further, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion or pay any dividend or make any other distribution in respect of such shares of Common Stock unless either the certificates evidencing such shares of Series B Preferred Stock are delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates and furnishes a bond or similar security as may be required by the Corporation.

(ii)                                  The Corporation shall, as soon as practicable after the holder delivers such conversion notice (in case of a conversion at the option of the holder) and share certificates, or after the holder delivers such indemnity agreement and any bond or security, as the case maybe, issue and deliver at such office to such holder of Series B Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to such holder in the amount of any cash amounts payable as the result of a conversion as provided herein.  No fractional shares of Common Stock shall be issued upon conversion of Series B Preferred Stock.  In lieu of any fractional share to

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which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of one share of Common Stock, as determined by the Board of Directors.  In connection with a conversion of shares of Series B Preferred Stock, the Corporation shall also pay the converting holder an amount equal to all declared and unpaid dividends on the shares of Series B Preferred Stock so converted. A conversion at the election of the holder shall be deemed to have been made immediately prior to the close of business on the date on which the holder has delivered both (1) the conversion notice and (2) the share certificates or, in case of lost, stolen or destroyed certificates, such indemnity agreement and any bond or security required hereby, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date; provided, however, that if the conversion is a conversion at the election of the holder in connection with an underwritten offering of securities registered pursuant to the 1933 Act, such conversion may, at the option of the holder, be conditioned upon the closing of the sale of securities pursuant to such offering, in which event the holder shall not be deemed to have converted such Series B Preferred Stock until immediately prior to the closing of such offering and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time. In order for a conversion to be so conditioned upon such closing, the conversion notice must expressly state that the conversion is so conditioned.

(d)                                 Adjustments to Conversion Price.

(i)                                    Certain Definitions.  For purposes of this Section 6(d), the following definitions shall apply:

(A)                               “Additional Shares of Common Stock” shall mean all shares of Common Stock issued or, pursuant to Section 6(d)(ii)(C), deemed to be issued by the Corporation on or after the Series D Original Issue Date, other than any of the following:

(1)                                 shares of Common Stock issued or issuable upon conversion of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock; provided, however the deemed issuance of Common Stock pursuant to Section 6(d)(ii)(C) upon the issuance of Series D Preferred Stock shall nonetheless constitute Additional Shares of Common Stock and shall result in adjustment to the Conversion Price as provided in the last sentence of Section 6(a);

(2)                                 shares of Common Stock and Common Stock Equivalents issued to officers, directors, or employees of, or consultants to, the Corporation or any of its subsidiaries pursuant to a stock grant, option, or purchase plan or other compensatory stock-based program or agreement approved by the Board of Directors;

(3)                                 shares of Common Stock issued or issuable or, pursuant to Section 6(d)(ii)(C), deemed issued to any Person which is or will be, itself or through its subsidiaries or affiliates, an operating company in a business related to or complementary with the business of the Corporation or any of its subsidiaries, including, but not limited

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to, in connection with a strategic alliance, licensing transaction, corporate partnering arrangement, joint venture, or joint development agreement, and in the transaction for which the Corporation receives material benefits in addition to the investment of capital in the Corporation and in which transaction the total consideration the Corporation receives and is to receive is at least equal to the value of the Common Stock issued or issuable, or, pursuant to Section 6(d)(ii)(C), deemed issued to such Person, plus the amount of all consideration to be paid by the Corporation or any of its subsidiaries in such transaction, as determined by the Board of Directors and set forth in a Board Resolution;

(4)                                 shares of Common Stock issued as a dividend or distribution on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock; provided the number of shares of Common Stock issued as a dividend or distribution on a share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, or Series D Preferred Stock is permitted pursuant to the terms of each applicable Certificate of Designations including this Certificate;

(5)                                 shares of Common Stock issued in an event for which adjustments are otherwise made pursuant to Section 6(d)(iii);

(6)                                 shares of Common Stock issued or, pursuant to Section 6(d)(ii)(C), deemed issued:

(x)                                 as consideration, whether in whole or in part, to any Person for providing services or supplying goods to the Corporation, including, without limitation issued to any landlord;

(y)                                 to any lending, equipment leasing or financial institution in connection with any equipment or facility lease or financing, so long as such issuance or deemed issuance of Common Stock in connection with such lease or financing is not primarily for the purpose of obtaining equity financing for the Corporation; and

(z)                                  to pay all or a portion of any investment banking, placement agent, finders or similar fee or commission; and

(7)                                 shares of Common Stock issued or, pursuant to Section 6(d)(ii)(C), deemed issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board of Directors.

(B)                               “Series D Original Issue Date” means the date on which the first share of Series D Preferred Stock was issued.

(ii)                                Adjustment of Conversion Price for the Series B Preferred Stock Upon Certain Issuances of Additional Shares of Common Stock.  (A) If the Corporation shall issue or be deemed by Section 6(d)(ii)(C) to have issued Additional Shares of Common Stock,

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without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issuance, then and in each such event such Conversion Price shall be reduced to a price (calculated to the nearest one thousandth (1/1,000) of a cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be:

(1)                                 the number of shares of Common Stock outstanding immediately prior to such issuance, plus

(2)                                 the number of shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents that are outstanding immediately prior to such issuance, including, without limitation, the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, plus

(3)                                 the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price, and the denominator of which shall be:

(x)                                 the number of shares of Common Stock outstanding immediately prior to such issuance, plus

(y)                                 the number of shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents that are outstanding immediately prior to such issuance, including, without limitation, the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, plus

(z)                                  the number of such Additional Shares of Common Stock so issued.

(B)                               No Adjustment of Conversion Price.  No adjustment in the Conversion Price shall be made as the result of the issuance or deemed issuance by Section 6(d)(ii)(C) of Additional Shares of Common Stock if the Corporation receives written notice from the holders of at least a majority of the then outstanding shares of Series B Preferred Stock agreeing that no such adjustment shall be made as the result of the issuance or deemed issuance by Section 6(d)(ii)(C) of such Additional Shares of Common Stock.

(C)                               Deemed Issue of Additional Shares of Common Stock.  If the Corporation at any time or from time to time on or after the Series D Original Issue Date shall issue any Common Stock Equivalents or shall fix a record date for the determination of holders of any class of securities of stock entitled to receive any Common Stock Equivalents, then the maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange of such Common Stock Equivalents (as set forth in the instrument relating thereto, determined without regard to any provisions contained therein for a subsequent adjustment of such number) shall be deemed to be Additional Shares of Common Stock issued at the time of

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such issuance of Common Stock Equivalents (subject to the exceptions set forth in Section 6(d)(i)(A)(1) through (7)), or, in case a record date shall have been fixed for such issuance, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(1)                                 except as provided in Section 6(d)(ii)(C)(2), no further adjustment in the Conversion Price shall be made upon the subsequent issuance of shares of Common Stock upon the exercise, conversion or exchange of such Common Stock Equivalents;

(2)                                 if such Common Stock Equivalents by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Corporation, or change in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (other than under or by reason of provisions designed to protect against dilution), the Conversion Price computed upon the original issue thereof (or upon the fixing of a record date with respect thereto) and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Common Stock Equivalents or the rights of exercise, conversion or exchange under such Common Stock Equivalents; and

(3)                                 no readjustment pursuant to clause (2) immediately above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (x) the Conversion Price on the original adjustment date for which adjustment was made in respect of such Common Stock Equivalents and (y) the Conversion Price that would have resulted from any issuance between the original adjustment date and such readjustment date of Additional Shares of Common Stock or Common Stock Equivalents other than in respect of the issuance of Common Stock Equivalents in respect of which such readjustment is being made.

(D)                               Determination of Consideration.  For purposes of this Section 6(d), the consideration received by the Corporation for the issuance of any Additional Shares of Common Stock shall be computed as follows:

(1)                                 Cash and Property. Such consideration shall:

(x)                                 insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof;

(y)                                 insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined by the Board of Directors in the good faith exercise of its reasonable business judgment; and

(z)                                  in the event Additional Shares of Common Stock are issued together with other shares or securities or the transfer of assets of the Corporation for consideration

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which consists of both cash and property other than cash, be the proportion of such consideration so received, computed as provided in clauses (x) and (y) above, as determined in good faith by the Board.

(2)                                 Common Stock Equivalents.  The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6(d)(ii)(C) upon issuance of Common Stock Equivalents shall be determined by dividing:

(x)                                 the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto and determined without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise, conversion or exchange of such Common Stock Equivalents, by

(y)                                 the maximum number of shares of Common Stock as set forth in the instruments relating thereto (determined without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.

(iii)                            Adjustments for Subdivisions, Stock Splits, Stock Dividends, or Combinations of Common Stock.  If the outstanding shares of Common Stock shall be subdivided (including by stock split or reclassification) into a greater number of shares of Common Stock or if the Corporation shall declare or pay a dividend to holders of Common Stock in the form of additional shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision, stock split, reclassification or stock dividend shall be proportionately decreased, concurrently with the effectiveness of such subdivision, stock split or reclassification or the payment date for such stock dividend, as the case may be.  If the outstanding shares of Common Stock shall be combined (including by reverse stock split or reclassification) into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination, reverse stock split, or reclassification shall, concurrently with the effectiveness of such combination, reverse stock split, or reclassification be proportionately increased.  Adjustments to the Conversion Price then in effect shall become effective retroactively with respect to conversions made subsequent to the record date and on or before the payment date in the case of a dividend.

(iv)                              Adjustments for Other Distributions.  If the Corporation at any time or from time to time makes or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution payable in securities of the Corporation other than shares of Common Stock and other than in a transaction to which another adjustment provision of this Section 6 applies, then and in each such event provision shall be made so that the holders of Series B Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock to which they are entitled, the amount of such other securities of the Corporation which they would have received had they converted their Series B Preferred Stock into Common Stock immediately prior to such event and had they thereafter,

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during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 6 with respect to the conversion rights of the holders of the Series B Preferred Stock and under the terms of such other securities.  In lieu of making provision for issuance of such other securities to the holders of Series B Preferred Stock, the Corporation may make an adjustment to the Conversion Price in an amount and manner that is consistent with the adjustment provisions of this Section 6, as determined by the Board of Directors and set forth in a Board Resolution.

(v)                                  Adjustments for Reclassification, Exchange and Substitution.  If the Common Stock issuable upon conversion of the Series B Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6(d)(iii)), the Conversion Price in effect immediately prior to such reorganization, reclassification or other change shall, concurrently with the effectiveness of such reorganization, reclassification or other change, be proportionately adjusted such that immediately after such reorganization, reclassification or other change the Series B Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of such other class or classes into which the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock immediately before such reorganization, reclassification or other change would have been so changed.  Thereafter, the number of shares of such other class or classes into which the Series B Preferred Stock shall be convertible shall be subject to adjustment in accordance with this Section 6.

(e)                                  Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and give by notice to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.  The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock or any other class or classes of securities and the amount, if any, of other property which at the time such holder is entitled to receive upon the conversion of such holder’s shares of Series B Preferred Stock.

(f)                                    Notices of Record Date.  If the Corporation shall propose at any time:

(i)                                     to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(ii)                                  to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; or

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(iii)                               to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock;

then, in connection with each such event, the Corporation shall send to the holders of the Series B Preferred Stock at least ten Business Days’ prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and, if known, specifying the date on which the holders of Common Stock shall be entitled to such dividend, distribution or subscription) or for determining rights to vote in respect of the matters referred to in clause (iii) above.

Each such written notice shall be given by first class mail, postage prepaid, addressed to the holders of Series B Preferred Stock at their respective addresses as shown on the books of the Corporation.

(g)                                 Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall be insufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(h)                                 Miscellaneous.

(i)                                     All calculations under this Section 6 shall be made to the nearest one thousandth (1/1,000) of a cent or to the nearest one hundredth (1/100) of a share, as the case may be.

(ii)                                  No adjustment in the Conversion Price of the Series B Preferred Stock need to be made if such adjustment would result in a change in such Conversion Price of less than $0.00001.  Any adjustment of less than $0.00001 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.00001 or more in such Conversion Price.

(i)                                    Mandatory Conversion Into Series A Preferred Stock.

(i)                                     Subject to the availability of sufficient authorized but unissued shares of Series A Preferred Stock, upon the date and time, or the occurrence of an event, specified by vote or written consent of the Board of Directors and the holders of the votes entitled to be cast by holders of a majority of the then outstanding shares of Series A Preferred Stock and Common Stock, voting together as a single class (the time of such closing or the date and time specified or the time of the event specified in such vote or written consent is referred to

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herein as the “Mandatory Conversion Time”), (A) each share of Series B Preferred Stock shall automatically be converted into a number of shares of Series A Preferred Stock (subject to appropriate adjustment in the event of a stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series A Preferred Stock or the Series B Preferred Stock) determined by dividing (x) the Conversion Price for the Series B Preferred Stock by (y) the Conversion Price for the Series A Preferred Stock (as defined in the Series A Certificate of Designations) and (B) such shares may not be reissued by the Corporation.  If at any time the number of authorized but unissued shares of Series A Preferred Stock shall be insufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Series A Preferred Stock to such number of shares as shall be sufficient for such purpose.

(ii)  All holders of record of shares of Series B Preferred Stock shall be sent written notice of the Mandatory Conversion Time and the place designated for mandatory conversion of all such shares of Series B Preferred Stock pursuant to this Section 6(i).  Such notice need not be sent in advance of the occurrence of the Mandatory Conversion Time.  Upon receipt of such notice, each holder of shares of Series B Preferred Stock shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, an agreement satisfactory to the Corporation or its transfer agent to indemnify the Corporation from any loss incurred by it in connection with such certificates and a bond or similar security as may be required by the Corporation), duly endorsed with appropriate signature guaranties, to the Corporation or such transfer agent at the place designated in such notice.  In the event of a mandatory conversion pursuant to this Section 6(i), such conversion of the outstanding shares of Series B Preferred Stock shall occur without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent.  All rights with respect to the Series B Preferred Stock converted pursuant to the preceding paragraph, including the rights, if any, to receive notices and vote (other than as a holder of Series A Preferred Stock), will terminate at the Mandatory Conversion Time (notwithstanding the failure of the holder or holders thereof to surrender the certificates at or prior to such time), except only the rights of the holders thereof, upon surrender of their certificate or certificates (or indemnity agreement and any bond or security) therefor, to receive the items provided for in the next sentence.  As soon as practicable after the Mandatory Conversion Time and the surrender of the certificate or certificates (or indemnity agreement and any bond or security) for Series B Preferred Stock, the Corporation shall issue and deliver to such holder, or to his, her or its nominees, a certificate or certificates for the number of shares of Series A Preferred Stock to which such holder shall be entitled as aforesaid and a check payable to such holder in the amount of any cash amounts payable as the result of a conversion as provided herein.  No fractional shares of Series A Preferred Stock shall be issued upon conversion of Series B Preferred Stock.  In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the Conversion Price of the Series A Preferred Stock (subject to appropriate adjustment in the event of a stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series A Preferred Stock).  In connection with a conversion of shares of Series B Preferred Stock, the Corporation shall also pay the converting holder an amount equal to all declared and unpaid dividends on the shares of

19

Series B Preferred Stock so converted.  Such converted Series B Preferred Stock shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series B Preferred Stock accordingly.

7.                                      Voting.  The holders of Series B Preferred Stock shall have the following voting rights:

(a)                                 General Voting Rights.

(i)                                     Except as otherwise provided herein, including, without, limitation Sections 7(a)(ii), 7(a)(iii), 7(b), and 8, or by the GCL, the holders of shares of Series B Preferred Stock shall vote together with holders of the Common Stock and holders of any other class or series of capital stock of the Corporation having the right to vote together with holders of the Common Stock, as a single class on all matters submitted to a vote of the stockholders of the Corporation, other than election of directors.  Each holder of shares of Series B Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such holder’s shares of Series B Preferred Stock could be converted in accordance with Section 6 on the applicable record date for the particular vote or, if the Board of Directors shall not have fixed a record date, the date of such vote.  No holder shall be entitled to fractional votes and any fractional voting rights that would otherwise result from the method set forth in the immediately preceding sentence (after aggregating all shares of Common Stock into which shares of Series B Preferred Stock held by the same holder could be converted) shall be disregarded.

(ii)                                  If any proposed amendment, modification, alteration, repeal or waiver of the Certificate of Incorporation (whether by merger, consolidation, operation of law or otherwise) would increase or decrease the authorized number of shares of Series B Preferred Stock, increase or decrease the par value of the Series B Preferred Stock, or alter or change the powers, preferences, or rights of the Series B Preferred Stock so as to affect the Series B Preferred Stock adversely, then, except as otherwise provided in Section 2 and in accordance with Section 8, the holders of the Series B Preferred Stock shall be entitled to vote as a separate class upon such amendment, modification, alteration, repeal or waiver, and the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock shall be necessary to the adoption thereof, in addition to such other vote as may be required by the GCL.

(iii)                               So long as any shares of Preferred Stock remain outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, given in writing or by vote at a meeting consenting or voting together as a single class and determined on an as-converted to Common Stock basis, and any such act or transaction entered into without such consent or vote shall be null and void ab initio, and of no force or effect:

(A) amend, modify, alter, repeal or waive any term or provision of the Certificate of Incorporation to alter or change the powers, preferences or rights of each series of the Preferred Stock in the same manner and as would affect the Preferred Stock adversely;

20

(B) create, or authorize the creation of or issue any Senior Dividend Stock, Senior Liquidation Stock or any other class or series of capital stock of the Corporation having powers, preferences, rights or priorities superior to the Series D Preferred Stock;

(C) consummate an Acquisition or Asset Transfer or otherwise liquidate, dissolve or wind up the Corporation;

(D) purchase or redeem any shares of capital stock of the Corporation other than (i) redemptions of capital stock expressly authorized in the Certificate of Incorporation and (ii) repurchases of stock from former employees, officers, directors, consultants or other persons who performed services for the Corporation or any subsidiary in connection with the cessation of such employment or service at the lower of the original purchase price or the then-current fair market value thereof.

(iv) Except as set forth herein, or as otherwise provided by law, holders of shares of Series B Preferred Stock shall have no special voting rights and their vote or consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action, including, without limitation, the creation or issuance of any class or series of capital stock having preferences or relative, participating, optional, or other rights that rank senior to or on a parity with the Series B Preferred Stock.

(b)                                 Election of Directors.

(i)                                     So long as at least 25 percent of the total number of shares of all applicable classes or series of Preferred Stock originally issued (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting any such class or series of Preferred Stock) remain outstanding, the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and any other class or series of Preferred Stock granted such right, voting together as a single class on an as-converted to Common Stock basis, shall be entitled to elect, from time to time, one director of the Corporation (the “Preferred Stock Director”) only and shall not be entitled to vote in the election of any other director of the Corporation.  If the Preferred Stock Director resigns or is unable to serve as a director, so long as by the terms of this Section 7(b)(i) the holders of shares of the applicable classes and series of Preferred Stock shall have the right to elect the Preferred Stock Director, the holders of shares of the applicable classes and series of Preferred Stock shall be entitled to fill the vacancy so created by electing a successor Preferred Stock Director, provided that the Board of Directors may fill such vacancy if holders of shares of the applicable classes and series of Preferred Stock voting together and entitled to cast a majority of the votes entitled to be cast by holders of all outstanding shares of the applicable classes and series of Preferred Stock shall have instructed the Board of Directors in writing to elect the Person designated by such holders in writing to fill such vacancy.  So long as by the terms of this Section 7(b)(i) the holders of shares of the applicable classes and series of Preferred Stock shall have the right to elect the Preferred Stock Director, holders of shares of the applicable classes and series of Preferred Stock may remove the Preferred Stock Director with or without cause, but only by the affirmative vote of holders of

21

a majority of the votes entitled to be cast by holders of all outstanding shares of the applicable classes and series of Preferred Stock.  The Preferred Stock Director may not be removed by holders of the applicable classes and series of Preferred Stock except as specifically provided in this Section 7(b)(i).

(ii)                                  At such time as holders of the applicable classes and series of Preferred Stock shall no longer have the right to elect the Preferred Stock Director pursuant to Section 7(b)(i), holders of shares of the applicable classes and series of Preferred Stock shall thereafter be entitled to vote together with holders of the Common Stock and holders of any other class or series of capital stock of the Corporation having the right to vote together with holders of the Common Stock, as a single class, in the election of directors for whom holders of the Common Stock are entitled to vote.

(iii)                               The right of the holders of the applicable classes and series of Preferred Stock to elect the Preferred Stock Director pursuant to Section 7(b)(i) shall terminate upon the closing of the Qualifying Public Offering.

8.                                      Certain Amendments, Modifications.

(a)                                 Notwithstanding anything to the contrary contained herein, except as provided in Section 8(b) below and except as otherwise required by law, any term or provision in this Certificate may be amended, modified, altered, repealed or waived from time to time in connection with the issuance by the Corporation of any Common Stock or Common Stock Equivalents in a financing transaction the principal purpose of which is to raise capital for the Corporation if (1) the price per share at which Common Stock is issued or deemed issued in such transaction is equal to or greater than the Conversion Price in effect on the date of and immediately prior to such issuance or deemed issuance, and (2) such amendment, modification or waiver is approved by (x) the affirmative vote of holders of shares of Series B Preferred Stock entitled to cast a majority of the votes entitled to be cast by the holders of all outstanding shares of Series B Preferred Stock, voting as a separate class in accordance with the Investor Rights Agreement, and (y) the Board of Directors.

(b)                                 Notwithstanding Section 8(a) above, or any other provision of the Certificate of Incorporation to the contrary, no amendment, modification, alteration, repeal or waiver of any provision of the Certificate of Incorporation may be made (whether by merger, consolidation, operation of law or otherwise) that would reduce the amount of the Liquidation Preference, eliminate the senior rank of the Series B Preferred Stock with respect to the Common Stock as to dividends and distribution of assets upon a Liquidation Event, eliminate the right of holders of the Series B Preferred Stock to participate in the election of the Preferred Stock Director in accordance with Section 7(b)(i), directly and adversely affect any material rights of the Series B Preferred Stock in a manner materially disproportionate in the aggregate to any direct adverse effect on the rights of the Series A Preferred Stock in the aggregate or directly alter the relative powers, preferences, or rights as between the Series A Preferred Stock and Series B Preferred Stock in a manner materially adverse in the aggregate to the Series B Preferred Stock, without, in each such case, the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock voting as a separate class.  For purposes of

22

clarification, the provisions of the Investors Rights Agreement shall not apply to any vote of the Series B Preferred Stock taken under this Section 8(b).

(c)                                  The issuance by the Corporation of Common Stock Equivalents in a financing transaction the principal purpose of which is to raise capital for the Corporation shall be deemed the issuance at the time of such issuance of Common Stock Equivalents of the Common Stock issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.  The price per share at which the shares of Common Stock are so deemed to have been issued shall be determined by dividing:

(i)                                     the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto and determined without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise, conversion or exchange of such Common Stock Equivalents, by

(ii)                                  the maximum number of shares of Common Stock as set forth in the instruments relating thereto (determined without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.

9.                                      Notices.  Any notice required by the provisions of this Certificate to be given to the holders of Series B Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to such holders of record at their respective addresses appearing on the stock books of the Corporation.

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State of Delaware
Secretary of State
Division of Corporations
Delivered 01:31 PM 03/13/2014
FILED 01:35 PM 03/13/2014
SRV 140327712 - 4459492 FILE

KOLLTAN PHARMACEUTICALS, INC.

CERTIFICATE OF AMENDMENT OF
CERTIFICATE DESIGNATING
SERIES C CONVERTIBLE PREFERRED STOCK
AND FIXING THE PREFERENCES AND
RELATIVE, PARTICIPATING, OPTIONAL,
AND OTHER RIGHTS THEREOF

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

Kolltan Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), in accordance with Section 103 of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies as follows:

A Certificate Designating Series C Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof (the “Series C Certificate of Designations”) was filed with the Secretary of State of the State of Delaware on March 1, 2012 pursuant to Section 151 of the General Corporation Law.  The Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law duly adopted a resolution setting forth a proposed amendment of the Series C Certificate of Designations, and declaring such amendment advisable.  The proposed amendment was duly adopted in accordance with the provisions of Sections 242 and 228 (by the written consent of the stockholders of the Corporation) of the General Corporation Law.  The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate Designating Series C Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof of Kolltan Pharmaceuticals, Inc. be amended in its entirety in the form set forth in Exhibit A attached hereto.

*              *              *

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this 13th day of March, 2014.

KOLLTAN PHARMACEUTICALS, INC.

By:	/s/ Gerald McMahon
	Name:	Gerald McMahon
	Title:	Chief Executive Officer

EXHIBIT A

KOLLTAN PHARMACEUTICALS, INC.

CERTIFICATE DESIGNATING

SERIES C CONVERTIBLE PREFERRED STOCK

AND FIXING THE PREFERENCES AND

RELATIVE, PARTICIPATING, OPTIONAL,

AND OTHER RIGHTS THEREOF

SERIES C CONVERTIBLE PREFERRED STOCK

1.             Definitions.

(a)           As used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Accruing Dividends” is defined in Section 3(a).

“Acquisition” means the acquisition of the Corporation by another Person by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) as a result of which Persons who were stockholders of the Corporation immediately prior to such transaction or series of related transactions own immediately after such transaction or series of related transactions less than fifty percent (50%) of the voting power of the outstanding securities of the Corporation, or of the Person who is the continuing or surviving entity in such transaction or of the Person who issues its voting securities to Persons who were stockholders of the Corporation immediately prior to such transaction, as the case may be, excluding (i) any reorganization, merger or consolidation effected exclusively to change the domicile of the Corporation and (ii) the acquisition of securities directly from the Corporation in a bona fide financing transaction consummated for capital raising purposes and not in connection with a reorganization, merger, consolidation, recapitalization or share exchange involving the Company.

“Additional Shares of Common Stock” is defined in Section 6(d)(i)(A).

“Asset Transfer” means a transaction that constitutes a sale of all or substantially all of the assets of the Corporation for purposes of Section 271 of the GCL or the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger, consolidation or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

“Board of Directors” or “Board” means the Board of Directors of the Corporation.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors, or duly authorized committee thereof (to the extent permitted by applicable law), and to be in full force and effect on the date of such certification, and which the Corporation shall furnish by notice to the holders of Series C Preferred Stock.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

“Certificate” means this Certificate Designating Series C Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof of the Corporation.

“Certificate of Designations” means the Certificate, as it may be amended, designating the applicable series of Preferred Stock and fixing the preferences and relative, participating, optional and other rights thereof of the Corporation.

“Certificate of Incorporation” shall mean the Corporation’s Certificate of Incorporation (including all certificates of designation).

“Common Stock” includes the Common Stock, $.001 par value, of the Corporation as authorized on the date hereof, and any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise and any stock (other than Common Stock) and other securities of the Corporation or any other Person which any holder of Preferred Stock at any time shall be entitled to receive, or shall have received, on the exercise of conversion rights of the Preferred Stock or any such other securities, in lieu of or in addition to Common Stock.

“Common Stock Equivalent” shall mean any security, agreement or instrument convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock, directly or indirectly.

“Conversion Price” is defined in Section 6(a).

“Conversion Rate” is defined in Section 6(a).

“GCL” means the General Corporation Law of the State of Delaware.

“Investor Rights Agreement” means the Amended and Restated Investor Rights Agreement, dated on or about the date on which this Certificate is filed with the Secretary of State of the State of Delaware, by and among the Corporation and the Holders as defined therein, as amended or supplemented from time to time.

“Junior Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank junior to the Series C Preferred Stock as to the payment of dividends.

“Junior Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank junior to the Series C Preferred Stock as to the distribution of assets upon a Liquidation Event.

“Liquidation Event” means any (a) liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, or its insolvency, (b) Acquisition, or (c) Asset Transfer.

“Liquidation Preference” means the greater of (i) $2.00 per share for the Series C Preferred Stock plus any Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared and unpaid thereon and the amount of dividends required by this Certificate to be declared and paid thereon, and not so declared and paid at the date of final distribution to the holders of shares of Series C Preferred Stock in connection with a Liquidation Event (subject to appropriate adjustment of such dollar amount in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series C Preferred Stock) or (ii) such amount per share as would have been payable had all shares of Series C Preferred Stock been converted into Common Stock pursuant to Section 6 immediately prior to such Liquidation Event.

“Mandatory Conversion Time” is defined in Section 6(i)(i).

“1933 Act” means the Securities Act of 1933, as amended.

“Original Issuance Price” means $2.00 per share.

“Parity Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank on a parity with the Series C Preferred Stock as to payment of dividends.

“Parity Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank on a parity with the Series C Preferred Stock as to distribution of assets upon a Liquidation Event, including without limitation the Series A Preferred Stock and the Series B Preferred Stock.

“Person” means any natural person and any corporation, trust, partnership, limited liability partnership, limited liability company, venture, government (or agency or subdivision thereof) or other business entity.

“Preferred Stock” means the Preferred Stock, $.001 par value, of the Corporation.

“Preferred Stock Director” is defined in Section 7(b)(i).

“Qualifying Public Offering” means a public offering of shares of Common Stock underwritten on a firm commitment basis pursuant to a registration statement under the 1933 Act that results in gross proceeds to the Corporation of at least $40,000,000 (calculated before deduction of underwriting discounts and commissions and offering expenses) and following which the Common Stock is listed on the NASDAQ Stock Market or the New York Stock Exchange.

“Senior Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank senior to the Series C Preferred Stock as to payment of dividends, including without limitation the Series D Preferred Stock.

“Senior Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank senior to the Series C Preferred Stock as to the distribution of assets upon a Liquidation Event, including without limitation the Series D Preferred Stock.

“Series A Certificate of Designations” means the Certificate Designating Series A Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof, as amended, of the Corporation.

“Series A Preferred Stock” means the Series A Convertible Preferred Stock, $.001 par value, of the Corporation.

“Series B Preferred Stock” means the Series B Convertible Preferred Stock, $.001 par value, of the Corporation.

“Series C Preferred Stock” is defined in Section 2.

“Series D Original Issue Date” is defined in Section 6(d)(i)(B).

“Series D Preferred Stock” means the Series D Convertible Preferred Stock, $.001 par value, of the Corporation.

(b)           Capitalized terms defined elsewhere in this Certificate are used in this Certificate as so defined.

(c)           All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Certificate.

(d)           Any reference in this Certificate to a section or subsection shall be a reference to the particular section or subsection of this Certificate, unless specifically stated otherwise.

2.             Designation and Amount.  The Corporation hereby establishes a series of its class of Preferred Stock, which series shall be designated “Series C Convertible Preferred Stock,” $.001 par value (the “Series C Preferred Stock”), and the number of shares constituting the Series C Preferred Stock shall be 24,999,999.  Such number of shares may be decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series C Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of any outstanding options, warrants or other rights which entitle the holder to purchase or otherwise acquire shares of Series C Preferred Stock or upon the conversion of any outstanding securities issued by the Corporation which are convertible into Series C Preferred Stock.

3.                                      Dividends.

(a)                                 Dividends on Series C Preferred Stock.  From and after the date of the issuance of any shares of Series C Preferred Stock, dividends at the rate per annum of $0.044 per share shall accrue on such shares of Series C Preferred Stock (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series C Preferred Stock) (the “Accruing Dividends”); provided, however, that such Accruing Dividends shall be limited to a maximum amount per share of Series C Preferred Stock of $0.22 (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series C Preferred Stock).  Accruing Dividends shall accrue from day to day, whether or not declared, and shall be cumulative; provided, however, that except as otherwise expressly set forth in this Certificate, such Accruing Dividends shall be payable only when, as, and if declared by the Board of Directors, and the Corporation shall be under no obligation to pay such Accruing Dividends.

The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of Common Stock (other than a stock dividend on the Common Stock distributed solely in the form of additional shares of Common Stock, adjustment for which is provided in Section 6(d)(iii) or solely in the form of securities of the Corporation, adjustment for which is provided in Section 6(d)(iv)), only if simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series C Preferred Stock in such amount as would be payable on the largest number of whole shares of Common Stock into which the shares of Series C Preferred Stock held by such holder could be converted pursuant to the provisions of Section 6 hereof, such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend (which date shall be the record date for such dividend on Series C Preferred Stock) as if such conversion had occurred immediately prior to such record date.

The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of Series A Preferred Stock or Series B Preferred Stock only if simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series C Preferred Stock in such amount such that any dividend payable on the Series A Preferred Stock or Series B Preferred Stock shall represent the same percentage of the Liquidation Preference (as defined in the applicable Certificate of Designations for such series or the Certificate of Incorporation, as the case may be) of the Series A Preferred Stock or Series B Preferred Stock, as the case may be, as the percentage of the dividend payable on the Series C Preferred Stock to the Liquidation Preference of the Series C Preferred Stock.

The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of any other Parity Dividend Stock or Junior Dividend Stock (other than Common Stock) only if simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series C Preferred Stock in such amount at least equal to the greater of (i) the amount of the aggregate Accruing Dividends then accrued on each such share of Series C Preferred Stock and not previously paid; provided, however, that such Accruing Dividends shall be limited to a maximum amount per share of Series C Preferred Stock of $0.22 (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series C Preferred Stock) and (ii)(A) in the case of a dividend on any class or series of such Parity Dividend Stock or Junior Dividend Stock that is convertible into Common Stock, that dividend per share of Series C Preferred Stock as would equal the dividend payable on each share of such other class or series determined as if all such shares of such class or series had been converted into Common Stock and all shares of Series C Preferred Stock had been converted into Common Stock on the record date for determination of holders entitled to receive such dividend (which date shall be the record date for such dividend on Series C Preferred Stock) or (B) in the case of a dividend on any class or series of such Parity Dividend Stock or Junior Dividend Stock that is not convertible into Common Stock, at a rate per share of Series C Preferred Stock determined by dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock and multiplying such fraction by $2.00 per share (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting such shares).

(b)                                 Certain Dividends Permitted.  The Corporation may declare and pay or set aside for payment dividends on Senior Dividend Stock in accordance with the rights and preferences of such shares of Senior Dividend Stock.

4.                                      Liquidation Rights.

(a)                                 Liquidation Preference.  In the event of any Liquidation Event, before any payment shall be made or any assets distributed to the holders of Common Stock or any Junior Liquidation Stock and subject to the rights and preferences of any Senior Liquidation Stock or Parity Liquidation Stock, holders of the Series C Preferred Stock shall be entitled to receive pari passu with holders of Parity Liquidation Stock, out of the assets of the Corporation available for distribution to holders of the Series C Preferred Stock and any Parity Liquidation Stock, the Liquidation Preference for each outstanding share of Series C Preferred Stock before the Corporation makes any payment or distribution on account of such Liquidation Event to holders of Common Stock or any Junior Liquidation Stock.

(b)                                 Priority.  If upon the Liquidation Event the available assets to be distributed among the holders of the Series C Preferred Stock and the holders of any Parity Liquidation Stock are insufficient to permit the payment to such holders of Series C Preferred Stock of the full Liquidation Preference for their shares and to holders of Parity Liquidation Stock the full preferential amounts to which they are entitled, then the holders of the Series C Preferred Stock and Parity Liquidation Stock shall share ratably in any distribution of available assets in proportion to the full Liquidation Preference of the Series C Preferred Stock that would otherwise be payable to holders of Series C Preferred Stock on account of such Liquidation Event and the full liquidation preference amounts which would otherwise be payable upon a Liquidation Event with respect to the outstanding shares of Parity Liquidation Stock on account of such Liquidation Event if the Liquidation Preference and all liquidation preference amounts of the Parity Liquidation Stock were paid in full.  In case of payment of less than the full amount of the Liquidation Preference of each share of Series C Preferred Stock on account of a particular Liquidation Event, if the Corporation is not dissolved in connection with such Liquidation Event and the shares of Series C Preferred Stock are not converted into or exchanged for other shares or cash or other property in connection with such Liquidation Event, then the shares of Series C

Preferred Stock shall remain outstanding and if a subsequent Liquidation Event shall occur then, subject to the rights of holders of shares of Senior Liquidation Stock and Parity Liquidation Stock, shares of Series C Preferred Stock shall be entitled to receive the remaining unpaid amount of the Liquidation Preference in connection with such subsequent Liquidation Event, if any, before any payment shall be made or any assets distributed to the holders of any Common Stock or Junior Liquidation Stock.  The provisions of this Section 4(b) shall be applied successively to each such subsequent Liquidation Event until the Liquidation Preference shall have been paid in full.

(c)                                  Payments to Holders of Common Stock and Other Participating Shares.  After the holders of Series C Preferred Stock shall have received payment in full of the Liquidation Preference in accordance with Section 4(a) or 4(b) and after payment in full of the liquidation preference of any Junior Liquidation Stock, the remaining assets of the Corporation shall be distributed to the holders of Common Stock, and shares of any other class or series of capital stock of the Corporation entitled to share in such remaining assets, pro rata based on the number of shares of Common Stock held by each.  The holders of Series C Preferred Stock shall have no rights with respect to the distribution of any such remaining assets.

(d)                                 Valuation of Non-Cash Consideration.  In any Liquidation Event, if the consideration received by the Corporation and distributed to holders of Series C Preferred Stock is other than cash or the consideration received directly by holders of Series C Preferred Stock is other than cash, then for purposes of the amount of the Liquidation Preference received by holders of Series C Preferred Stock or the amount received by holders of Series C Preferred Stock and holders of other stock for purposes of Section 4(c), the value of such consideration will be deemed its fair market value.  The Corporation shall give prompt notice of such valuation to each holder of Series C Preferred Stock.  The fair market value of any assets or securities, other than cash, shall be determined as follows:

(i)                                     Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:

(A)                               If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the five trading day period ending three days prior to the record date for distribution of such consideration to holders of Series C Preferred Stock or, if such Liquidation Event has a closing, prior to such closing date, as the case may be;

(B)                               If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the five trading day period ending three days prior to the record date for distribution of such consideration to holders of Series C Preferred Stock or, if such Liquidation Event has a closing, prior to such closing date, as the case may be; and

(C)                               If there is no active public market, the value shall be the fair market value thereof, as determined by the Board of Directors (including all disinterested directors) and approved by the affirmative vote of holders of at least 66.67% of the votes entitled to be cast by holders of the outstanding shares of Series A Preferred Stock, Series B Preferred

Stock, Series C Preferred Stock, Series D Preferred Stock and Common Stock, voting together as a single class.

(ii)                                  The method of valuation of any assets or securities, other than cash, subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value, determined as above in (i)(A), (B) or (C), to reflect the approximate fair market value thereof, as determined by the Board of Directors (including all disinterested directors) and approved by the affirmative vote of holders of at least 66.67% of the votes entitled to be cast by holders of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Common Stock, voting together as a single class.  If such holders do not approve the approximate fair market value determined by the Corporation, then the Corporation shall select an investment bank or appraiser experienced in appraising financial assets to determine the approximate fair market value.  The cost of such investment banking service shall be paid by the Corporation.

(iii)                               The value of any assets that are not cash or securities shall be determined in good faith by the Board of Directors (including all disinterested directors) and set forth in a Board Resolution.

(e)                                  The Corporation shall not close an Acquisition (if the Corporation is a party to such transaction) or Asset Transfer or complete any other Liquidation Event that involves corporate action by the Corporation until the Corporation has complied with the requirements of Section 4(d).

(f)                                   The Corporation shall not close an Acquisition (if the Corporation is a party to such transaction) or Asset Transfer or complete any other Liquidation Event that involves corporate action by the Corporation unless the agreement or plan of merger or consolidation for such transaction (the “Merger Agreement”) provides that the consideration payable to the stockholders of the Corporation shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 4(a), 4(b), 4(c) and 4(d), and the Corporation has complied with such provisions.

(g) Allocation of Escrow and Contingent Consideration.  In the event of a Liquidation Event, if any portion of the consideration payable to the stockholders of the Corporation is payable only upon satisfaction of contingencies (the “Additional Consideration”), the Merger Agreement shall provide that (a) the portion of such consideration that is not Additional Consideration (such portion, the “Initial Consideration”) shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 4(a), 4(b) and 4(c) as if the Initial Consideration were the only consideration payable in connection with such Liquidation Event; and (b) any Additional Consideration which becomes payable to the stockholders of the Corporation upon satisfaction of such contingencies shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 4(a), 4(b) and 4(c)  after taking into account the previous payment of the Initial Consideration as part of the same transaction.  For the purposes of this Section 4(g), consideration placed into escrow or retained as holdback to be available for satisfaction of indemnification or similar obligations in connection with such Liquidation Event shall be deemed to be Additional Consideration.

(h) In the event of an Acquisition, if the Corporation does not effect a dissolution of the Corporation under the GCL within ninety (90) days after such Acquisition, then, subject to the rights and preferences of any Senior Liquidation Stock and Parity Liquidation Stock (i) the Corporation shall send a written notice to each holder of Series C Preferred Stock no later than the ninetieth (90th) day after the Acquisition advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (ii) to require the redemption of such shares of Series C Preferred Stock and (ii) if the holders of a majority of the shares of Series C Preferred Stock so request in a written instrument delivered to the Corporation not later than one hundred twenty (120) days after such Acquisition, the Corporation shall use the consideration received by the Corporation for such Acquisition (net of any retained liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of Directors of the Corporation), together with any other assets of the Corporation available for distribution to its stockholders, less amounts paid or required to be paid to redeem any Senior Liquidation Stock all to the extent permitted by Delaware law governing distributions to stockholders (the “Remaining Available Proceeds”), on the one hundred fiftieth (150th) day after such Acquisition (the “Redemption Date”), to redeem all outstanding shares of Series C Preferred Stock at a price per share equal to the Liquidation Preference. Notwithstanding the foregoing, in the event of a redemption pursuant to the preceding sentence, if the Remaining Available Proceeds are not sufficient to redeem all outstanding shares of Series C Preferred Stock and any Parity Liquidation Stock subject to redemption, the Corporation shall ratably redeem each holder’s shares of Series C Preferred Stock and Parity Liquidation Stock to the fullest extent of such Remaining Available Proceeds, and shall redeem the remaining shares as soon as it may lawfully do so under Delaware law governing distributions to stockholders. Prior to the distribution or redemption, the Corporation shall not expend or dissipate the consideration received for such Acquisition, except to discharge expenses incurred in connection with such Acquisition or in the ordinary course of business.

(i) In the event of any redemption of Series C Preferred Stock pursuant to Section 4(h), the Corporation shall send written notice of such redemption (the “Redemption Notice”) to each holder of record of Series C Preferred Stock promptly following the receipt of request for such redemption. Each Redemption Notice shall state: (A) the number of shares of Series C Preferred Stock held by the holder that the Corporation shall redeem on the Redemption Date specified in the Redemption Notice; (B) the Redemption Date and the amount of the Available Proceeds such holder is entitled to receive pursuant to such redemption (the “Redemption Price”); and (C) that the holder is to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares of Series C Preferred Stock to be redeemed.

(j) At least five business days before the Redemption Date, each holder of shares of Series C Preferred Stock to be redeemed on such Redemption Date shall surrender the certificate or certificates representing such shares (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof. In the event less than all of the shares of Series C Preferred Stock represented by a certificate are redeemed, a new certificate representing the unredeemed shares of Series C Preferred Stock shall promptly be issued to such holder.

(k) If the Redemption Notice shall have been duly given, and if on the Redemption Date the Redemption Price payable upon redemption of the shares of Series C Preferred Stock to be redeemed on such Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor in a timely manner, then notwithstanding that the certificates evidencing any of the shares of Series C Preferred Stock so called for redemption shall not have been surrendered, dividends with respect to such shares of Series C Preferred Stock shall cease to accrue after such Redemption Date and all rights with respect to such shares shall forthwith after the Redemption Date terminate, except only the right of the holders to receive the Redemption Price without interest upon surrender of their certificate or certificates therefor.

5.                                      No Mandatory or Optional Redemption; No Sinking Fund.  Except as set forth in Section 4, the shares of Series C Preferred Stock shall not be subject to mandatory redemption by the Corporation.  The Corporation shall not have the right at its option to redeem any shares of Series C Preferred Stock.  No holder shall have the right to require the Corporation to redeem any shares of Series C Preferred Stock or be entitled to the benefit of any sinking fund for the Series C Preferred Stock.

6.                                      Conversion.  The holders of the Series C Preferred Stock shall have conversion rights as follows:

(a)                                 Right to Convert.  Each share of Series C Preferred Stock shall be convertible into that number of fully-paid and nonassessable shares of Common Stock that is equal to the applicable Original Issuance Price divided by the applicable Conversion Price (as hereinafter defined).  The Conversion Price for a share of Series C Preferred Stock is currently equal to the Original Issuance Price and shall be subject to adjustment as provided herein (the “Conversion Price”).  The number of shares of Common Stock into which each share of Series C Preferred Stock may be converted is hereinafter referred to as the “Conversion Rate”.  Upon any decrease in the Conversion Price as provided in this Section 6, the Conversion Rate shall be correspondingly increased; and upon any increase in the Conversion Price as provided in this Section 6, the Conversion Rate shall be correspondingly decreased.  Upon the anticipated issuance on the Series D Original Issue Date of 60,000,000 shares of Series D Preferred Stock at a purchase price per share of $1.00, the Conversion Price shall be adjusted and then be equal to $1.628234 per share.

(b)                                 Automatic Conversion Upon Public Offering.  Each share of Series C Preferred Stock shall automatically be converted into shares of Common Stock at the then-effective Conversion Rate for such share immediately upon the closing of a Qualifying Public Offering.

(c)                                  Exercise of Conversion Right.

(i)                                     A holder of Series C Preferred Stock shall be entitled to convert such holder’s shares into shares of Common Stock by (1) giving a conversion notice to the Corporation at its principal executive office or at the office of any transfer agent for the Series C Preferred Stock and (2) surrendering the certificate or certificates therefor, duly endorsed with appropriate signature guaranties, at such office of the Corporation or such transfer agent at which such holder has given such conversion notice; provided, however, that in the event of an automatic conversion pursuant to Section 6(b), such conversion of the outstanding shares of Series C Preferred Stock shall occur without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided further, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion or pay any dividend or make any other distribution in respect of such shares of Common Stock unless either the certificates evidencing such shares of Series C Preferred Stock are delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates and furnishes a bond or similar security as may be required by the Corporation.

(ii)                                  The Corporation shall, as soon as practicable after the holder delivers such conversion notice (in case of a conversion at the option of the holder) and share certificates, or after the holder delivers such indemnity agreement and any bond or security, as the case maybe, issue and deliver at such office to such holder of Series C Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to such holder in the amount of any cash amounts payable as the result of a conversion as provided herein.  No fractional shares of Common Stock shall be issued upon conversion of Series C Preferred Stock.  In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of one share of Common Stock, as determined by the Board of Directors.  In connection with a conversion of shares of Series C Preferred Stock, the Corporation shall also pay the converting holder an amount equal to all declared and unpaid dividends on the shares of Series C Preferred Stock so converted. A conversion at the election of the holder shall be deemed to have been made immediately prior to the close of business on the date on which the holder has delivered both (1) the conversion notice and (2) the share certificates or, in case of lost, stolen or destroyed certificates, such indemnity agreement and any bond or security required hereby, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date; provided, however, that if the conversion is a conversion at the election of the holder in connection with an underwritten offering of securities registered pursuant to the 1933 Act, such conversion may, at the option of the holder, be conditioned upon the closing of the sale of securities pursuant to such offering, in which event the holder shall not be deemed to have converted such Series C Preferred Stock until immediately prior to the closing of such offering and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time.  In order for a conversion to be so conditioned upon such closing, the conversion notice must expressly state that the conversion is so conditioned.

(d)                                 Adjustments to Conversion Price.

(i)                                     Certain Definitions.  For purposes of this Section 6(d), the following definitions shall apply:

(A)                               “Additional Shares of Common Stock” shall mean all shares of Common Stock issued or, pursuant to Section 6(d)(ii)(C), deemed to be issued by the Corporation on or after the Series D Original Issue Date, other than any of the following:

(1)                                 shares of Common Stock issued or issuable upon conversion of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock;  provided, however the deemed issuance of Common Stock pursuant to Section 6(d)(ii)(C) upon the issuance of Series D Preferred Stock shall nonetheless constitute Additional Shares of Common Stock and shall result in adjustment to the Conversion Price as provided in the last sentence of Section 6(a);

(2)                                 shares of Common Stock and Common Stock Equivalents issued to officers, directors, or employees of, or consultants to, the Corporation or any of its subsidiaries pursuant to a stock grant, option, or purchase plan or other compensatory stock-based program or agreement approved by the Board of Directors;

(3)                                 shares of Common Stock issued or issuable or, pursuant to Section 6(d)(ii)(C), deemed issued to any Person which is or will be, itself or through its subsidiaries or affiliates, an operating company in a business related to or complementary with the business of the Corporation or any of its subsidiaries, including, but not limited to, in connection with a strategic alliance, licensing transaction, corporate partnering arrangement, joint venture, or joint development agreement, and in the transaction for which the Corporation receives material benefits in addition to the investment of capital in the Corporation and in which transaction the total consideration the Corporation receives and is to receive is at least equal to the value of the Common Stock issued or issuable, or, pursuant to Section 6(d)(ii)(C), deemed issued to such Person, plus the amount of all consideration to be paid by the Corporation or any of its subsidiaries in such transaction, as determined by the Board of Directors and set forth in a Board Resolution;

(4)                                 shares of Common Stock issued as a dividend or distribution on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock; provided the number of shares of Common Stock issued as a dividend or distribution on a share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock is permitted pursuant to the terms of each applicable Certificate of Designations including this Certificate;

(5)                                 shares of Common Stock issued in an event for which adjustments are otherwise made pursuant to Section 6(d)(iii);

(6)                                 shares of Common Stock issued or, pursuant to Section 6(d)(ii)(C), deemed issued:

(x)                                 as consideration, whether in whole or in part, to any Person for providing services or supplying goods to the Corporation, including, without limitation issued to any landlord;

(y)                                 to any lending, equipment leasing or financial institution in connection with any equipment or facility lease or financing, so long as such issuance or deemed issuance of Common Stock in connection with such lease or financing is not primarily for the purpose of obtaining equity financing for the Corporation; and

(z)                                  to pay all or a portion of any investment banking, placement agent, finders or similar fee or commission; and

(7)                                 shares of Common Stock issued or, pursuant to Section 6(d)(ii)(C), deemed issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board of Directors.

(B)                               “Series D Original Issue Date” means the date on which the first share of Series D Preferred Stock was issued.

(ii)                                  Adjustment of Conversion Price for the Series C Preferred Stock Upon Certain Issuances of Additional Shares of Common Stock.  (A) If the Corporation shall issue or be deemed by Section 6(d)(ii)(C) to have issued Additional Shares of Common Stock, without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issuance, then and in each such event such Conversion Price shall be reduced to a price (calculated to the nearest one thousandth (1/1,000) of a cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be:

(1)                                 the number of shares of Common Stock outstanding immediately prior to such issuance, plus

(2)                                 the number of shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents that are outstanding immediately prior to such issuance, including, without limitation, the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, plus

(3)                                 the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price, and the denominator of which shall be:

(x)                                 the number of shares of Common Stock outstanding immediately prior to such issuance, plus

(y)                                 the number of shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents that are outstanding immediately prior to such issuance, including, without limitation, the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, plus

(z)                                  the number of such Additional Shares of Common Stock so issued.

(B)                               No Adjustment of Conversion Price.  No adjustment in the Conversion Price shall be made as the result of the issuance or deemed issuance by Section 6(d)(ii)(C) of Additional Shares of Common Stock if the Corporation receives written notice from the holders of at least a majority of the then outstanding shares of Series C Preferred Stock agreeing that no such adjustment shall be made as the result of the issuance or deemed issuance by Section 6(d)(ii)(C) of such Additional Shares of Common Stock.

(C)                               Deemed Issue of Additional Shares of Common Stock.  If the Corporation at any time or from time to time on or after after the Series D Original Issue Date shall issue any Common Stock Equivalents or shall fix a record date for the determination of holders of any class of securities of stock entitled to receive any Common Stock Equivalents, then the maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange of such Common Stock Equivalents (as set forth in the instrument relating thereto, determined without regard to any provisions contained therein for a subsequent adjustment of such number) shall be deemed to be Additional Shares of Common Stock issued at the time of such issuance of Common Stock Equivalents (subject to the exceptions set forth in Section 6(d)(i)(A)(1) through (7)), or, in case a record date shall have been fixed for such issuance, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(1)                                 except as provided in Section 6(d)(ii)(C)(2), no further adjustment in the Conversion Price shall be made upon the subsequent issuance of shares of Common Stock upon the exercise, conversion or exchange of such Common Stock Equivalents;

(2)                                 if such Common Stock Equivalents by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Corporation, or change in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (other than under or by reason of provisions designed to protect against dilution), the Conversion Price computed upon the original issue thereof (or upon the fixing of a record date with respect thereto) and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Common Stock Equivalents or the rights of exercise, conversion or exchange under such Common Stock Equivalents; and

(3)                                 no readjustment pursuant to clause (2) immediately above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (x) the Conversion Price on the original adjustment date for which adjustment was made in respect of such Common Stock Equivalents and (y) the Conversion Price that would have resulted from any issuance between the original adjustment date and such readjustment date of Additional Shares of Common Stock or Common Stock Equivalents other than in respect of the issuance of Common Stock Equivalents in respect of which such readjustment is being made

(D)                               Determination of Consideration.  For purposes of this Section 6(d), the consideration received by the Corporation for the issuance of any Additional Shares of Common Stock shall be computed as follows:

(1)                                 Cash and Property.  Such consideration shall:

(x)                                 insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof;

(y)                                 insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined by the Board of Directors in the good faith exercise of its reasonable business judgment; and

(z)                                  in the event Additional Shares of Common Stock are issued together with other shares or securities or the transfer of assets of the Corporation for consideration which consists of both cash and property other than cash, be the proportion of such consideration so received, computed as provided in clauses (x) and (y) above, as determined in good faith by the Board.

(2)                                 Common Stock Equivalents.  The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6(d)(ii)(C) upon issuance of Common Stock Equivalents shall be determined by dividing:

(x)                                 the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto and determined without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise, conversion or exchange of such Common Stock Equivalents, by

(y)                                 the maximum number of shares of Common Stock as set forth in the instruments relating thereto (determined without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.

(iii)                               Adjustments for Subdivisions, Stock Splits, Stock Dividends, or Combinations of Common Stock.  If the outstanding shares of Common Stock shall be subdivided (including by stock split or reclassification) into a greater number of shares of Common Stock or if the Corporation shall declare or pay a dividend to holders of Common Stock in the form of additional shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision, stock split, reclassification or stock dividend shall be proportionately decreased, concurrently with the effectiveness of such subdivision, stock split or reclassification or the payment date for such stock dividend, as the case may be.  If the outstanding shares of Common Stock shall be combined (including by reverse stock split or reclassification) into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination, reverse stock split, or reclassification shall, concurrently with the effectiveness of such combination, reverse stock split, or reclassification be proportionately increased.  Adjustments to the Conversion Price then in effect shall become effective retroactively with respect to conversions made subsequent to the record date and on or before the payment date in the case of a dividend.

(iv)                              Adjustments for Other Distributions.  If the Corporation at any time or from time to time makes or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution payable in securities of the Corporation other than shares of Common Stock and other than in a transaction to which another adjustment provision of this Section 6 applies, then and in each such event provision shall be made so that the holders of Series C Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock to which they are entitled, the amount of such other securities of the Corporation which they would have received had they converted their Series C Preferred Stock into Common Stock immediately prior to such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 6 with respect to the conversion rights of the holders of the Series C Preferred Stock and under the terms of such other securities.  In lieu of making provision for issuance of such other securities to the holders of Series C Preferred Stock, the Corporation may make an adjustment to the Conversion Price in an amount and manner that is consistent with the adjustment provisions of this Section 6, as determined by the Board of Directors and set forth in a Board Resolution.

(v)                                 Adjustments for Reclassification, Exchange and Substitution.  If the Common Stock issuable upon conversion of the Series C Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6(d)(iii)), the Conversion Price in effect immediately prior to such reorganization, reclassification or other change shall, concurrently with the effectiveness of such reorganization, reclassification or other change, be proportionately adjusted such that immediately after such reorganization, reclassification or other change the Series C Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of such other class or classes into which the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock immediately before such reorganization, reclassification or other change would have been so changed.  Thereafter, the number of shares of such other class or classes into which the Series C Preferred Stock shall be convertible shall be subject to adjustment in accordance with this Section 6.

(e)                                  Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and give by notice to each holder of Series C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.  The Corporation shall, upon the written request at any time of any holder of Series C Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock or any other class or classes of securities and the amount, if any, of other property which at the time such holder is entitled to receive upon the conversion of such holder’s shares of Series C Preferred Stock.

(f)                                   Notices of Record Date.  If the Corporation shall propose at any time:

(i)                                     to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(ii)                                  to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; or

(iii)                               to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock;

then, in connection with each such event, the Corporation shall send to the holders of the Series C Preferred Stock at least ten Business Days’ prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and, if known, specifying the date on which the holders of Common Stock shall be entitled to such dividend, distribution or subscription) or for determining rights to vote, if any, in respect of the matters referred to in clause (iii) above.

Each such written notice shall be given by first class mail, postage prepaid, addressed to the holders of Series C Preferred Stock at their respective addresses as shown on the books of the Corporation.

(g)                                  Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series C Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall be insufficient to effect the conversion of all then outstanding shares of the Series C Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(h)                                 Miscellaneous.

(i)                                     All calculations under this Section 6 shall be made to the nearest one thousandth (1/1,000) of a cent or to the nearest one hundredth (1/100) of a share, as the case may be.

(ii)                                  No adjustment in the Conversion Price of the Series C Preferred Stock need to be made if such adjustment would result in a change in such Conversion Price of less than $0.00001.  Any adjustment of less than $0.00001 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.00001 or more in such Conversion Price.

(i)                                     Mandatory Conversion.

(i)                                     Each share of Series C Preferred Stock shall automatically be converted into shares of Common Stock at the then-effective Conversion Rate for such share upon the date and time, or the occurrence of an event, specified by vote or written consent of the Board of Directors and the holders of 66.67% of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Common Stock (determined on an as converted to Common Stock basis), voting together as a single class, and upon simultaneous conversion of all outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock into Common Stock (the time of such closing or the date and time specified or the time of the event specified in such vote or written consent is referred to herein as the “Mandatory Conversion Time”); provided, however, that any such mandatory conversion of the Series C Preferred Stock shall also require the vote or written consent of the holders of a majority of the then outstanding shares of Series C Preferred Stock if such mandatory conversion is effected in connection with a Liquidation Event pursuant to which a holder of Series C Preferred Stock would receive less per share had all shares of Series C Preferred Stock been converted into Common Stock immediately prior to such Liquidation Event than such a holder would receive if remaining a holder of Series C Preferred Stock.

(ii)                                  All holders of record of shares of Series C Preferred Stock shall be sent written notice of the Mandatory Conversion Time and the place designated for mandatory conversion of all such shares of Series C Preferred Stock pursuant to this Section 6(i).  Such notice need not be sent in advance of the occurrence of the Mandatory Conversion Time.  Upon receipt of such notice, each holder of shares of Series C Preferred Stock shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, an agreement satisfactory to the Corporation or its transfer agent to indemnify the Corporation from any loss incurred by it in connection with such certificates and a bond or similar security as may be required by the Corporation), duly endorsed with appropriate signature guaranties, to the Corporation or such transfer agent at the place designated in such notice.  In the event of a mandatory conversion pursuant to this Section 6(i), such conversion of the outstanding shares of Series C Preferred Stock shall occur without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent.  All rights with respect to the Series C Preferred Stock converted pursuant to the preceding paragraph, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock), will terminate at the Mandatory Conversion Time (notwithstanding the failure of the holder or holders thereof to surrender the certificates at or prior to such time), except only the rights of the holders thereof, upon surrender of their certificate or certificates (or indemnity agreement and any bond or security) therefor, to receive the items provided for in the next sentence.  As soon as practicable after the Mandatory Conversion Time and the surrender of the certificate or certificates (or indemnity agreement and any bond or security) for Series C Preferred Stock, the Corporation shall issue and deliver to such holder, or to his, her or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to such holder in the amount of any cash amounts payable as the result of a conversion as provided herein.  No fractional shares of Common Stock shall be issued upon conversion of Series C Preferred Stock.  In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of one share of Common Stock, as determined by the Board of Directors.  In connection with a conversion of shares of Series C Preferred Stock, the Corporation shall also pay the converting holder an amount equal to all declared and unpaid dividends on the shares of Series C Preferred Stock so converted.  Such converted Series C Preferred Stock shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series C Preferred Stock accordingly.

7.                                      Voting.  The holders of Series C Preferred Stock shall have the following voting rights:

(a)                                 General Voting Rights.

(i)                                     Except as otherwise provided herein, including, without, limitation Sections 7(a)(ii), 7(a)(iii), 7(b) and 8, or by the GCL, the holders of shares of Series C Preferred Stock shall vote together with holders of the Common Stock and holders of any other class or series of capital stock of the Corporation having the right to vote together with holders of the Common Stock, as a single class on all matters submitted to a vote of the stockholders of the Corporation, other than election of directors.  Each holder of shares of Series C Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such holder’s shares of Series C Preferred Stock could be converted in accordance with Section 6 on the applicable record date for the particular vote or, if the Board of Directors shall not have fixed a record date, the date of such vote.  No holder shall be entitled to fractional votes and any fractional voting rights that would otherwise result from the method set forth in the immediately preceding sentence (after aggregating all shares of Common Stock into which shares of Series C Preferred Stock held by the same holder could be converted) shall be disregarded.

(ii)                                  If any proposed amendment, modification, alteration, repeal or waiver of the Certificate of Incorporation (whether by merger, consolidation, operation of law or otherwise) would increase or decrease the authorized number of shares of Series C Preferred Stock, increase or decrease the par value of the Series C Preferred Stock, or alter or change the powers, preferences, or rights of the Series C Preferred Stock so as to affect the Series C Preferred Stock adversely, then, except as otherwise provided in Section 2 and in accordance with Section 8, the holders of the Series C Preferred Stock shall be entitled to vote as a separate class upon such amendment, modification, alteration, repeal or waiver, and the affirmative vote of the holders of a majority of the outstanding shares of Series C Preferred Stock shall be necessary to the adoption thereof, in addition to such other vote as may be required by the GCL.

(iii)                               So long as any shares of Preferred Stock remain outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, given in writing or by vote at a meeting consenting or voting together as a single class and determined on an as-converted to Common Stock basis, and any such act or transaction entered into without such consent or vote shall be null and void ab initio, and of no force or effect:

(A) amend, modify, alter, repeal or waive any term or provision of the Certificate of Incorporation to alter or change the powers, preferences or rights of each series of the Preferred Stock in the same manner and as would affect the Preferred Stock adversely;

(B) create, or authorize the creation of or issue any Senior Dividend Stock, Senior Liquidation Stock or any other class or series of capital stock of the Corporation having powers, preferences, rights or priorities superior to the Series D Preferred Stock;

(C) consummate an Acquisition or Asset Transfer or otherwise liquidate, dissolve or wind up the Corporation;

(D) purchase or redeem any shares of capital stock of the Corporation other than (i) redemptions of capital stock expressly authorized in the Certificate of Incorporation and (ii) repurchases of stock from former employees, officers, directors, consultants or other persons who performed services for the Corporation or any subsidiary in connection with the cessation of such employment or service at the lower of the original purchase price or the then-current fair market value thereof.

(iv)                              Except as set forth herein, or as otherwise provided by law, holders of shares of Series C Preferred Stock shall have no special voting rights and their vote or consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action, including, without limitation, the creation or issuance of any class or series of capital stock having preferences or relative, participating, optional, or other rights that rank senior to or on a parity with the Series C Preferred Stock.

(v)                                 So long as any shares of Preferred Stock (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting any series of Preferred Stock) remain outstanding, the Corporation shall not, either directly or indirectly, do any of the following without the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, given in writing or by vote at a meeting consenting or voting together as a single class and on an as-converted to Common Stock basis, and any such act or transaction entered into without such consent or vote shall be null and void ab initio, and of no force or effect:

(A) amend, modify, alter, repeal or waive any term or provision of the Certificate of Incorporation to alter or change the powers, preferences or rights of each series of the Preferred Stock in the same manner and so as to affect the Preferred Stock adversely;

(B) create, or authorize the creation of or issue any Senior Dividend Stock, Senior Liquidation Stock or any other class or series of capital stock of the Corporation having powers, preferences, rights or priorities superior to the Series C Preferred Stock;

(C) consummate an Acquisition or Asset Transfer or otherwise liquidate, dissolve or wind up the Corporation;

(D) purchase or redeem any shares of capital stock of the Corporation other than (i) redemptions of capital stock expressly authorized in the Certificate of Incorporation and (ii) repurchases of stock from former employees, officers, directors, consultants or other persons who performed services for the Corporation or any subsidiary in connection with the cessation of such employment or service at the lower of the original purchase price or the then-current fair market value thereof.

(b)                                 Election of Directors.

(i)                                     So long as at least 25 percent of the total number of shares of all applicable classes or series of Preferred Stock originally issued (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting any such class or series of Preferred Stock) remain outstanding, the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and any other class or series of Preferred Stock granted such right, voting together as a single class on an as-converted to Common Stock basis, shall be entitled to elect, from time to time, one director of the Corporation (the “Preferred Stock Director”) only and shall not be entitled to vote in the election of any other director of the Corporation.  If the Preferred Stock Director resigns or is unable to serve as a director, so long as by the terms of this Section 7(b)(i) the holders of shares of the applicable classes and series of Preferred Stock shall have the right to elect the Preferred Stock Director, the holders of shares of the applicable classes and series of Preferred Stock shall be entitled to fill the vacancy so created by electing a successor Preferred Stock Director, provided that the Board of Directors may fill such vacancy if holders of shares of the applicable classes and series of Preferred Stock voting together and entitled to cast a majority of the votes entitled to be cast by holders of all outstanding shares of the applicable classes and series of Preferred Stock shall have instructed the Board of Directors in writing to elect the Person designated by such holders in writing to fill such vacancy.  So long as by the terms of this Section 7(b)(i) the holders of shares of the applicable classes and series of Preferred Stock shall have the right to elect the Preferred Stock Director, holders of shares of the applicable classes and series of Preferred Stock may remove the Preferred Stock Director with or without cause, but only by the affirmative vote of holders of a majority of the votes entitled to be cast by holders of all outstanding shares of the applicable classes and series of Preferred Stock.  The Preferred Stock Director may not be removed by holders of the applicable classes and series of Preferred Stock except as specifically provided in this Section 7(b)(i).

(ii)                                  At such time as holders of the applicable classes and series of Preferred Stock shall no longer have the right to elect the Preferred Stock Director pursuant to Section 7(b)(i), holders of shares of the applicable classes and series of Preferred Stock shall thereafter be entitled to vote together with holders of the Common Stock and holders of any other class or series of capital stock of the Corporation having the right to vote together with holders of the Common Stock, as a single class, in the election of directors for whom holders of the Common Stock are entitled to vote.

(iii)                               The right of the holders of the applicable classes and series of Preferred Stock to elect the Preferred Stock Director pursuant to Section 7(b)(i) shall terminate upon the closing of the Qualifying Public Offering.

8.                                      Certain Amendments, Modifications.

(a)                                 Notwithstanding anything to the contrary contained herein, except as provided in Section 8(b) below and except as otherwise required by law, any term or provision in this Certificate may be amended, modified, altered, repealed or waived from time to time in connection with the issuance by the Corporation of any Common Stock or Common Stock Equivalents in a financing transaction the principal purpose of which is to raise capital for the Corporation if such amendment, modification or waiver is approved by (x) the holders of a majority of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting together as a single class and on an as-converted to Common Stock basis), and (y) the Board of Directors.

(b)                                 Notwithstanding Section 8(a) above, or any other provision of the Certificate of Incorporation to the contrary, no amendment, modification, alteration, repeal or waiver of any provision of the Certificate of Incorporation may be made (whether by merger, consolidation, operation of law or otherwise) that would (i) reduce the amount of the Liquidation Preference, (ii) eliminate the senior rank of the Series C Preferred Stock with respect to the Common Stock as to dividends and distribution of assets upon a Liquidation Event, (iii) directly and adversely affect any material rights of the Series C Preferred Stock in a manner materially disproportionate in the aggregate to any direct adverse effect on the rights of the Series A Preferred Stock or Series B Preferred Stock in the aggregate (iv) directly alter the relative powers, preferences, or rights as between the Series A Preferred Stock and Series C Preferred or as between the Series B Preferred Stock and Series C Preferred Stock, in a manner materially adverse in the aggregate to the Series C Preferred Stock, (v) relate to the conversion rights (whether voluntary or automatic) of the Series C Preferred Stock into Common Stock or any other security, (vi) amend or waive the anti-dilution protection provided to the Series C Preferred Stock pursuant to Section 6(d) above, (vii) increase the number of shares of Preferred Stock designated as Series C Preferred Stock to a number greater than 24,999,999 shares (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series C Preferred Stock), or (viii) amend, modify, alter, repeal or waive any provision contained in Section 8(a) or in this

Section 8(b) of this Certificate, without, in each such case (i) through (viii), the affirmative vote of the holders of a majority of the outstanding shares of Series C Preferred Stock voting as a separate class.  For purposes of clarification, the provisions of the Investors Rights Agreement shall not apply to any vote of the Series C Preferred Stock taken under this Section 8(b).

9.                                      Notices.  Any notice required by the provisions of this Certificate to be given to the holders of Series C Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to such holders of record at their respective addresses appearing on the stock books of the Corporation.

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:31 PM 03/13/2014
FILED 01:32 PM 03/13/2014
SRV 140327644 - 4459438 FILE

KOLLTAN PHARMACEUTICALS, INC.

CERTIFICATE DESIGNATING
SERIES D CONVERTIBLE PREFERRED STOCK
AND FIXING THE PREFERENCES AND
RELATIVE, PARTICIPATING, OPTIONAL,
AND OTHER RIGHTS THEREOF

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

Kolltan Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), in accordance with Section 103 of the General Corporation Law of the State of Delaware, hereby certifies as follows:

That pursuant to authority vested in the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, the Board of Directors of the Corporation, at a meeting on March 4, 2014, adopted a resolution providing for the creation of a series of the Corporation’s Preferred Stock, $.001 par value, which series is designated as “Series D Convertible Preferred Stock,” which resolution is as follows:

RESOLVED, that pursuant to authority vested in the Board of Directors by the Certificate of Incorporation of the Corporation, the Board of Directors does hereby provide for the creation of a series of Preferred Stock, $.001 par value, of the Corporation, and to the extent that the voting powers and the designations, preferences and relative, participating, optional or other special rights thereof and the qualifications, limitations or restrictions of such rights have not been set forth in the Certificate of Incorporation of the Corporation, does hereby fix the same as follows:

SERIES D CONVERTIBLE PREFERRED STOCK

1.                                      Definitions.

(a)                                 As used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Accruing Dividends” is defined in Section 3(a).

“Acquisition” means the acquisition of the Corporation by another Person by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) as a result of which Persons who were stockholders of the Corporation immediately prior to such transaction or series of related transactions own immediately after such transaction or series of related transactions less than fifty percent (50%) of the voting power of the outstanding securities of the Corporation, or of the Person who is the continuing or surviving entity in such transaction or of the Person who issues its voting securities to Persons who were stockholders of the Corporation immediately prior to such transaction, as the case may be, excluding (i) any reorganization, merger or consolidation effected exclusively to change the domicile of the Corporation and (ii) the acquisition of securities directly from the Corporation in a bona fide financing transaction consummated for capital raising purposes and not in connection with a reorganization, merger, consolidation, recapitalization or share exchange involving the Company.

“Additional Shares of Common Stock” is defined in Section 6(d)(i)(A).

“Asset Transfer” means a transaction that constitutes a sale of all or substantially all of the assets of the Corporation for purposes of Section 271 of the GCL or the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger, consolidation or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

“Board of Directors” or “Board” means the Board of Directors of the Corporation.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors, or duly authorized committee thereof (to the extent permitted by applicable law), and to be in full force and effect on the date of such certification, and which the Corporation shall furnish by notice to the holders of Series D Preferred Stock.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

“Certificate” means this Certificate Designating Series D Convertible Preferred Stock and Fixing the Preferences and Relative, Participating, Optional, and Other Rights Thereof of the Corporation.

“Certificate of Designations” means the Certificate, as it may be amended, designating the applicable series of Preferred Stock and fixing the preferences and relative, participating, optional, and other rights thereof of the Corporation.

“Certificate of Incorporation” shall mean the Corporation’s Certificate of Incorporation (including all certificates of designation).

“Common Stock” includes the Common Stock, $.001 par value, of the Corporation as authorized on the date hereof, and any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization,

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reorganization, merger, sale of assets or otherwise and any stock (other than Common Stock) and other securities of the Corporation or any other Person which any holder of Preferred Stock at any time shall be entitled to receive, or shall have received, on the exercise of conversion rights of the Preferred Stock or any such other securities, in lieu of or in addition to Common Stock.

“Common Stock Equivalent” shall mean any security, agreement or instrument convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock, directly or indirectly.

“Conversion Price” is defined in Section 6(a).

“Conversion Rate” is defined in Section 6(a).

“GCL” means the General Corporation Law of the State of Delaware.

“Investor Rights Agreement” means the Amended and Restated Investor Rights Agreement, dated on or about the date on which this Certificate is filed with the Secretary of State of the State of Delaware, by and among the Corporation and the Holders as defined therein, as amended or supplemented from time to time.

“Junior Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank junior to the Series D Preferred Stock as to the payment of dividends, including without limitation the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock.

“Junior Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank junior to the Series D Preferred Stock as to the distribution of assets upon a Liquidation Event, including without limitation the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock.

“Liquidation Event” means any (a) liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, or its insolvency, (b) Acquisition, or (c) Asset Transfer.

“Liquidation Preference” means the greater of (i) $1.00 per share for the Series D Preferred Stock plus any Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared and unpaid thereon and the amount of dividends required by this Certificate to be declared and paid thereon, and not so declared and paid at the date of final distribution to the holders of shares of Series D Preferred Stock in connection with a Liquidation Event (subject to appropriate adjustment of such dollar amount in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series D Preferred Stock) or (ii) such amount per share as would have been payable had all shares of Series D Preferred Stock been converted into Common Stock pursuant to Section 6 immediately prior to such Liquidation Event.

“Mandatory Conversion Time” is defined in Section 6(i)(i).

“1933 Act” means the Securities Act of 1933, as amended.

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“Original Issuance Price” means $1.00 per share.

“Original Issue Date” is defined in Section 6(d)(i)(B).

“Parity Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank on a parity with the Series D Preferred Stock as to payment of dividends.

“Parity Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank on a parity with the Series D Preferred Stock as to distribution of assets upon a Liquidation Event.

“Person” means any natural person and any corporation, trust, partnership, limited liability partnership, limited liability company, venture, government (or agency or subdivision thereof) or other business entity.

“Preferred Stock” means the Preferred Stock, $.001 par value, of the Corporation.

“Preferred Stock Director” is defined in Section 7(b)(i).

“Qualifying Public Offering” means a public offering of shares of Common Stock underwritten on a firm commitment basis pursuant to a registration statement under the 1933 Act that results in gross proceeds to the Corporation of at least $40,000,000 (calculated before deduction of underwriting discounts and commissions and offering expenses) and following which the Common Stock is listed on the NASDAQ Stock Market or the New York Stock Exchange.

“Senior Dividend Stock” means shares of any class or series of capital stock of the Corporation that rank senior to the Series D Preferred Stock as to payment of dividends.

“Senior Liquidation Stock” means shares of any class or series of capital stock of the Corporation that rank senior to the Series D Preferred Stock as to the distribution of assets upon a Liquidation Event.

“Series A Preferred Stock” means the Series A Convertible Preferred Stock, $.001 par value, of the Corporation.

“Series B Preferred Stock” means the Series B Convertible Preferred Stock, $.001 par value, of the Corporation.

“Series C Preferred Stock” means the Series C Convertible Preferred Stock, $.001 par value, of the Corporation.

“Series D Preferred Stock” is defined in Section 2.

(b)                                 Capitalized terms defined elsewhere in this Certificate are used in this Certificate as so defined.

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(c)                                  All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Certificate.

(d)                                 Any reference in this Certificate to a section or subsection shall be a reference to the particular section or subsection of this Certificate, unless specifically stated otherwise.

2.                                      Designation and Amount.  The Corporation hereby establishes a series of its class of Preferred Stock, which series shall be designated “Series D Convertible Preferred Stock,” $.001 par value (the “Series D Preferred Stock”), and the number of shares constituting the Series D Preferred Stock shall be 60,000,000.  Such number of shares may be decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series D Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of any outstanding options, warrants or other rights which entitle the holder to purchase or otherwise acquire shares of Series D Preferred Stock or upon the conversion of any outstanding securities issued by the Corporation which are convertible into Series D Preferred Stock.

3.                                      Dividends.

(a)                                 Dividends on Series D Preferred Stock.  From and after the date of the issuance of any shares of Series D Preferred Stock, dividends at the rate per annum of $0.04 per share shall accrue on such shares of Series D Preferred Stock (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series D Preferred Stock) (the “Accruing Dividends”); provided, however, that such Accruing Dividends shall be limited to a maximum amount per share of Series D Preferred Stock of $0.20 (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series D Preferred Stock).  Accruing Dividends shall accrue from day to day, whether or not declared, and shall be cumulative; provided, however, that except as otherwise expressly set forth in this Certificate, such Accruing Dividends shall be payable only when, as, and if declared by the Board of Directors, and the Corporation shall be under no obligation to pay such Accruing Dividends.

The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of Common Stock (other than a stock dividend on the Common Stock distributed solely in the form of additional shares of Common Stock, adjustment for which is provided in Section 6(d)(iii) or solely in the form of securities of the Corporation, adjustment for which is provided in Section 6(d)(iv)), only if first or simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series D Preferred Stock in such amount as would be payable on the largest number of whole shares of Common Stock into which the shares of Series D Preferred Stock held by such holder could be converted pursuant to the provisions of Section 6 hereof, such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend (which date shall be

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the record date for such dividend on Series D Preferred Stock) as if such conversion had occurred immediately prior to such record date.

The Board of Directors may declare and pay or set aside for payment a dividend payable on the shares of any other Parity Dividend Stock or Junior Dividend Stock (other than Common Stock) only if first or simultaneously the Board of Directors declares and pays or sets aside for payment dividends on the shares of Series D Preferred Stock in such amount at least equal to the greater of (i) the amount of the aggregate Accruing Dividends then accrued on each such share of Series D Preferred Stock and not previously paid; provided, however, that such Accruing Dividends shall be limited to a maximum amount per share of Series D Preferred Stock of $0.20 (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series D Preferred Stock) and (ii)(A) in the case of a dividend on any class or series of such Parity Dividend Stock or Junior Dividend Stock that is convertible into Common Stock, that dividend per share of Series D Preferred Stock as would equal the dividend payable on each share of such other class or series determined as if all such shares of such class or series had been converted into Common Stock and all shares of Series D Preferred Stock had been converted into Common Stock on the record date for determination of holders entitled to receive such dividend (which date shall be the record date for such dividend on Series D Preferred Stock) or (B) in the case of a dividend on any class or series of such Parity Dividend Stock or Junior Dividend Stock that is not convertible into Common Stock, at a rate per share of Series D Preferred Stock determined by dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock and multiplying such fraction by $1.00 per share (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting such shares).

(b)                                 Certain Dividends Permitted.  The Corporation may declare and pay or set aside for payment dividends on Senior Dividend Stock in accordance with the rights and preferences of such shares of Senior Dividend Stock.

4.                                      Liquidation Rights.

(a)                                 Liquidation Preference.  In the event of any Liquidation Event, before any payment shall be made or any assets distributed to the holders of Common Stock or any Junior Liquidation Stock and subject to the rights and preferences of any Senior Liquidation Stock or Parity Liquidation Stock, holders of the Series D Preferred Stock shall be entitled to receive pari passu with holders of Parity Liquidation Stock, out of the assets of the Corporation available for distribution to holders of the Series D Preferred Stock and any Parity Liquidation Stock, the Liquidation Preference for each outstanding share of Series D Preferred Stock before the Corporation makes any payment or distribution on account of such Liquidation Event to holders of Common Stock or any Junior Liquidation Stock.

(b)                                 Priority.  If upon the Liquidation Event the available assets to be distributed among the holders of the Series D Preferred Stock and the holders of any Parity Liquidation Stock are insufficient to permit the payment to such holders of Series D Preferred Stock of the full Liquidation Preference for their shares and to holders of Parity Liquidation Stock the full preferential amounts to which they are entitled, then the holders of the Series D

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Preferred Stock and Parity Liquidation Stock shall share ratably in any distribution of available assets in proportion to the full Liquidation Preference of the Series D Preferred Stock that would otherwise be payable to holders of Series D Preferred Stock on account of such Liquidation Event and the full liquidation preference amounts which would otherwise be payable upon a Liquidation Event with respect to the outstanding shares of Parity Liquidation Stock on account of such Liquidation Event if the Liquidation Preference and all liquidation preference amounts of the Parity Liquidation Stock were paid in full.  In case of payment of less than the full amount of the Liquidation Preference of each share of Series D Preferred Stock on account of a particular Liquidation Event, if the Corporation is not dissolved in connection with such Liquidation Event and the shares of Series D Preferred Stock are not converted into or exchanged for other shares or cash or other property in connection with such Liquidation Event, then the shares of Series D Preferred Stock shall remain outstanding and if a subsequent Liquidation Event shall occur then, subject to the rights of holders of shares of Senior Liquidation Stock and Parity Liquidation Stock, shares of Series D Preferred Stock shall be entitled to receive the remaining unpaid amount of the Liquidation Preference in connection with such subsequent Liquidation Event, if any, before any payment shall be made or any assets distributed to the holders of any Common Stock or Junior Liquidation Stock.  The provisions of this Section 4(b) shall be applied successively to each such subsequent Liquidation Event until the Liquidation Preference shall have been paid in full.

(c)                                  Payments to Holders of Common Stock and Other Participating Shares.  After the holders of Series D Preferred Stock shall have received payment in full of the Liquidation Preference in accordance with Section 4(a) or 4(b) and after payment in full of the liquidation preference of any Junior Liquidation Stock, the remaining assets of the Corporation shall be distributed to the holders of Common Stock, and shares of any other class or series of capital stock of the Corporation entitled to share in such remaining assets, pro rata based on the number of shares of Common Stock held by each.  The holders of Series D Preferred Stock shall have no rights with respect to the distribution of any such remaining assets.

(d)                                 Valuation of Non-Cash Consideration.  In any Liquidation Event, if the consideration received by the Corporation and distributed to holders of Series D Preferred Stock is other than cash or the consideration received directly by holders of Series D Preferred Stock is other than cash, then for purposes of the amount of the Liquidation Preference received by holders of Series D Preferred Stock or the amount received by holders of Series D Preferred Stock and holders of other stock for purposes of Section 4(c), the value of such consideration will be deemed its fair market value.  The Corporation shall give prompt notice of such valuation to each holder of Series D Preferred Stock.  The fair market value of any assets or securities, other than cash, shall be determined as follows:

(i)                                     Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:

(A)                               If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the five trading day period ending three days prior to the record date for distribution of such consideration to holders of Series D Preferred Stock or, if such Liquidation Event has a closing, prior to such closing date, as the case may be;

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(B)                               If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the five trading day period ending three days prior to the record date for distribution of such consideration to holders of Series D Preferred Stock or, if such Liquidation Event has a closing, prior to such closing date, as the case may be; and

(C)                               If there is no active public market, the value shall be the fair market value thereof, as determined by the Board of Directors (including all disinterested directors) and approved by the affirmative vote of holders of at least 66.67% of the votes entitled to be cast by holders of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Common Stock, voting together as a single class.

(ii)                                  The method of valuation of any assets or securities, other than cash, subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value, determined as above in (i)(A), (B) or (C), to reflect the approximate fair market value thereof, as determined by the Board of Directors (including all disinterested directors) and approved by the affirmative vote of holders of at least 66.67% of the votes entitled to be cast by holders of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Common Stock, voting together as a single class.  If such holders do not approve the approximate fair market value determined by the Corporation, then the Corporation shall select an investment bank or appraiser experienced in appraising financial assets to determine the approximate fair market value.  The cost of such investment banking service shall be paid by the Corporation.

(iii)                               The value of any assets that are not cash or securities shall be determined in good faith by the Board of Directors (including all disinterested directors) and set forth in a Board Resolution.

(e)                                  The Corporation shall not close an Acquisition (if the Coproration is a party to such transaction) or Asset Transfer or complete any other Liquidation Event that involves action by the Corporation until the Corporation has complied with the requirements of Section 4(d).

(f)                                   The Corporation shall not close an Acquisition (if the Corporation is a party to such transaction) or Asset Transfer or complete any other Liquidation Event that involves corporate action by the Corporation unless the agreement or plan of merger or consolidation for such transaction (the “Merger Agreement”) provides that the consideration payable to the stockholders of the Corporation shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 4(a), 4(b), 4(c) and 4(d), and the Corporation has complied with such provisions.

(g)                                  The Corporation shall give each holder of record of Series D Preferred Stock written notice of any proposed transaction to which the Corporation is a party and to which this Section 4 would be applicable not later than ten Business Days prior to the stockholders’

8

meeting, if any, called to approve such transaction, or ten Business Days prior to the closing of such transaction, if the Corporation does not call a stockholders’ meeting.  Such notice shall describe the material terms and conditions of the proposed transaction and state that such transaction is subject to the provisions of this Section 4.  The Corporation shall thereafter give holders of record of Series D Preferred Stock prompt written notice of any material changes to the material terms and conditions of such transaction that were described in such earlier notice.  In case such transaction is subject to stockholder approval, the Corporation shall also notify the holders of record of the Series D Preferred Stock in writing of the approval of such transaction promptly after such approval.

(h)                                 Allocation of Escrow and Contingent Consideration.  In the event of a Liquidation Event, if any portion of the consideration payable to the stockholders of the Corporation is payable only upon satisfaction of contingencies (the “Additional Consideration”), the Merger Agreement shall provide that (a) the portion of such consideration that is not Additional Consideration (such portion, the “Initial Consideration”) shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 4(a), 4(b) and 4(c) as if the Initial Consideration were the only consideration payable in connection with such Liquidation Event; and (b) any Additional Consideration which becomes payable to the stockholders of the Corporation upon satisfaction of such contingencies shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 4(a), 4(b) and 4(c) after taking into account the previous payment of the Initial Consideration as part of the same transaction.  For the purposes of this Section 4(g), consideration placed into escrow or retained as holdback to be available for satisfaction of indemnification or similar obligations in connection with such Liquidation Event shall be deemed to be Additional Consideration.

(i)                                     In the event of an Acquisition, if the Corporation does not effect a dissolution of the Corporation under the GCL within ninety (90) days after such Acquisition, then, subject to the rights and preferences of any Senior Liquidation Stock and Parity Liquidation Stock (i) the Corporation shall send a written notice to each holder of Series D Preferred Stock no later than the ninetieth (90th) day after the Acquisition advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (ii) to require the redemption of such shares of Series D Preferred Stock and (ii) if the holders of a majority of the shares of Series D Preferred Stock so request in a written instrument delivered to the Corporation not later than one hundred twenty (120) days after such Acquisition, the Corporation shall use the consideration received by the Corporation for such Acquisition (net of any retained liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of Directors of the Corporation), together with any other assets of the Corporation available for distribution to its stockholders, less amounts paid or required to be paid to redeem any Senior Liquidation Stock all to the extent permitted by Delaware law governing distributions to stockholders (the “Remaining Available Proceeds”), on the one hundred fiftieth (150th) day after such Acquisition (the “Redemption Date”), to redeem all outstanding shares of Series D Preferred Stock at a price per share equal to the Liquidation Preference. Notwithstanding the foregoing, in the event of a redemption pursuant to the preceding sentence, if the Remaining Available Proceeds are not sufficient to redeem all outstanding shares of Series D Preferred Stock and any Parity Liquidation Stock subject to redemption, the Corporation shall ratably redeem each holder’s shares of Series D Preferred Stock and Parity Liquidation Stock to the fullest extent of such Remaining Available Proceeds, and shall redeem the remaining shares

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as soon as it may lawfully do so under Delaware law governing distributions to stockholders. Prior to the distribution or redemption, the Corporation shall not expend or dissipate the consideration received for such Acquisition, except to discharge expenses incurred in connection with such Acquisition or in the ordinary course of business.

(j)                                    In the event of any redemption of Series D Preferred Stock pursuant to Section 4(h), the Corporation shall send written notice of such redemption (the “Redemption Notice”) to each holder of record of Series D Preferred Stock promptly following the receipt of request for such redemption. Each Redemption Notice shall state: (A) the number of shares of Series D Preferred Stock held by the holder that the Corporation shall redeem on the Redemption Date specified in the Redemption Notice; (B) the Redemption Date and the amount of the Remaining Available Proceeds such holder is entitled to receive pursuant to such redemption (the “Redemption Price”); and (C) that the holder is to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares of Series D Preferred Stock to be redeemed.

(k)                                 At least five business days before the Redemption Date, each holder of shares of Series D Preferred Stock to be redeemed on such Redemption Date shall surrender the certificate or certificates representing such shares (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof. In the event less than all of the shares of Series D Preferred Stock represented by a certificate are redeemed, a new certificate representing the unredeemed shares of Series D Preferred Stock shall promptly be issued to such holder.

(l)                                     If the Redemption Notice shall have been duly given, and if on the Redemption Date the Redemption Price payable upon redemption of the shares of Series D Preferred Stock to be redeemed on such Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor in a timely manner, then notwithstanding that the certificates evidencing any of the shares of Series D Preferred Stock so called for redemption shall not have been surrendered, dividends with respect to such shares of Series D Preferred Stock shall cease to accrue after such Redemption Date and all rights with respect to such shares shall forthwith after the Redemption Date terminate, except only the right of the holders to receive the Redemption Price without interest upon surrender of their certificate or certificates therefor.

5.                                      No Mandatory or Optional Redemption; No Sinking Fund.  Except as set forth in Section 4, the shares of Series D Preferred Stock shall not be subject to mandatory redemption by the Corporation.  The Corporation shall not have the right at its option to redeem any shares of Series D Preferred Stock.  No holder shall have the right to require the Corporation to redeem any shares of Series D Preferred Stock or be entitled to the benefit of any sinking fund for the Series D Preferred Stock.

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6.                                      Conversion.  The holders of the Series D Preferred Stock shall have conversion rights as follows:

(a)                                 Right to Convert.  Each share of Series D Preferred Stock shall be convertible into that number of fully-paid and nonassessable shares of Common Stock that is equal to the applicable Original Issuance Price divided by the applicable Conversion Price (as hereinafter defined).  The Conversion Price for a share of Series D Preferred Stock shall initially be the Original Issuance Price and shall be subject to adjustment as provided herein (the “Conversion Price”).  The number of shares of Common Stock into which each share of Series D Preferred Stock may be converted is hereinafter referred to as the “Conversion Rate”.  Upon any decrease in the Conversion Price as provided in this Section 6, the Conversion Rate shall be correspondingly increased; and upon any increase in the Conversion Price as provided in this Section 6, the Conversion Rate shall be correspondingly decreased.

(b)                                 Automatic Conversion Upon Public Offering.  Each share of Series D Preferred Stock shall automatically be converted into shares of Common Stock at the then-effective Conversion Rate for such share immediately upon the closing of a Qualifying Public Offering.

(c)                                  Exercise of Conversion Right.

(i)                                     A holder of Series D Preferred Stock shall be entitled to convert such holder’s shares into shares of Common Stock by (1) giving a conversion notice to the Corporation at its principal executive office or at the office of any transfer agent for the Series D Preferred Stock and (2) surrendering the certificate or certificates therefor, duly endorsed with appropriate signature guaranties, at such office of the Corporation or such transfer agent at which such holder has given such conversion notice; provided, however, that in the event of an automatic conversion pursuant to Section 6(b), such conversion of the outstanding shares of Series D Preferred Stock shall occur without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided further, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion or pay any dividend or make any other distribution in respect of such shares of Common Stock unless either the certificates evidencing such shares of Series D Preferred Stock are delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates and furnishes a bond or similar security as may be required by the Corporation.

(ii)                                  The Corporation shall, as soon as practicable after the holder delivers such conversion notice (in case of a conversion at the option of the holder) and share certificates, or after the holder delivers such indemnity agreement and any bond or security, as the case maybe, issue and deliver at such office to such holder of Series D Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to such holder in the amount of any cash amounts payable as the result of a conversion as provided herein.  No fractional shares of Common Stock

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shall be issued upon conversion of Series D Preferred Stock.  In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of one share of Common Stock, as determined by the Board of Directors.  In connection with a conversion of shares of Series D Preferred Stock, the Corporation shall also pay the converting holder an amount equal to all declared and unpaid dividends on the shares of Series D Preferred Stock so converted. A conversion at the election of the holder shall be deemed to have been made immediately prior to the close of business on the date on which the holder has delivered both (1) the conversion notice and (2) the share certificates or, in case of lost, stolen or destroyed certificates, such indemnity agreement and any bond or security required hereby, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date; provided, however, that if the conversion is a conversion at the election of the holder in connection with an underwritten offering of securities registered pursuant to the 1933 Act, such conversion may, at the option of the holder, be conditioned upon the closing of the sale of securities pursuant to such offering, in which event the holder shall not be deemed to have converted such Series D Preferred Stock until immediately prior to the closing of such offering and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time.  In order for a conversion to be so conditioned upon such closing, the conversion notice must expressly state that the conversion is so conditioned.

(d)                                 Adjustments to Conversion Price.

(i)                                     Certain Definitions.  For purposes of this Section 6(d), the following definitions shall apply:

(A)                               “Additional Shares of Common Stock” shall mean all shares of Common Stock issued or, pursuant to Section 6(d)(ii)(C), deemed to be issued by the Corporation after the Original Issue Date, other than any of the following:

(1)                                 shares of Common Stock issued or issuable upon conversion of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock;

(2)                                 up to an aggregate of 27,500,000 shares of Common Stock and Common Stock Equivalents (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) issued to officers, directors, or employees of, or consultants to, the Corporation or any of its subsidiaries pursuant to a stock grant, option, or purchase plan or other compensatory stock-based program or agreement approved by the Board of Directors;

(3)                                 shares of Common Stock issued or issuable or, pursuant to Section 6(d)(ii)(C), deemed issued to any Person which is or will be, itself or through its subsidiaries or affiliates, an operating company in a business related to or complementary with the business of the Corporation or any of its subsidiaries, including, but not limited to, in connection with a strategic alliance, licensing transaction, corporate partnering arrangement,

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joint venture, or joint development agreement, and in the transaction for which the Corporation receives material benefits in addition to the investment of capital in the Corporation and in which transaction the total consideration the Corporation receives and is to receive is at least equal to the value of the Common Stock issued or issuable, or, pursuant to Section 6(d)(ii)(C), deemed issued to such Person, plus the amount of all consideration to be paid by the Corporation or any of its subsidiaries in such transaction, as determined by the Board of Directors and set forth in a Board Resolution;

(4)                                 shares of Common Stock issued as a dividend or distribution on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock; provided the number of shares of Common Stock issued as a dividend or distribution on a share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock is permitted pursuant to the terms of each applicable Certificate of Designations including this Certificate;

(5)                                 shares of Common Stock issued in an event for which adjustments are otherwise made pursuant to Section 6(d)(iii);

(6)                                 shares of Common Stock issued or, pursuant to Section 6(d)(ii)(C), deemed issued:

(x)                                 as consideration, whether in whole or in part, to any Person for providing services or supplying goods to the Corporation, including, without limitation, issued to any landlord;

(y)                                 to any lending, equipment leasing or financial institution in connection with any equipment or facility lease or financing, so long as such issuance or deemed issuance of Common Stock in connection with such lease or financing is not primarily for the purpose of obtaining equity financing for the Corporation; and

(z)                                  to pay all or a portion of any investment banking, placement agent, finders or similar fee or commission; and

(7)                                 shares of Common Stock issued or, pursuant to Section 6(d)(ii)(C), deemed issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board of Directors.

(B)                               “Original Issue Date” means the date on which the first share of Series D Preferred Stock was issued.

(ii)                                  Adjustment of Conversion Price for the Series D Preferred Stock Upon Certain Issuances of Additional Shares of Common Stock.  (A) If the Corporation shall issue or be deemed by Section 6(d)(ii)(C) to have issued Additional Shares of Common Stock, without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issuance, then and in each such event such Conversion Price shall be reduced to a price (calculated to the nearest one thousandth (1/1,000) of a cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be:

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(1)                                 the number of shares of Common Stock outstanding immediately prior to such issuance, plus

(2)                                 the number of shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents that are outstanding immediately prior to such issuance, including, without limitation, the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, plus

(3)                                 the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price, and the denominator of which shall be:

(x)                                 the number of shares of Common Stock outstanding immediately prior to such issuance, plus

(y)                                 the number of shares of Common Stock issuable upon exercise, conversion or exchange of Common Stock Equivalents that are outstanding immediately prior to such issuance, including, without limitation, the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, plus

(z)                                  the number of such Additional Shares of Common Stock so issued.

(B)                               No Adjustment of Conversion Price.  No adjustment in the Conversion Price shall be made as the result of the issuance or deemed issuance by Section 6(d)(ii)(C) of Additional Shares of Common Stock if the Corporation receives written notice from the holders of at least a majority of the then outstanding shares of Series D Preferred Stock agreeing that no such adjustment shall be made as the result of the issuance or deemed issuance by Section 6(d)(ii)(C) of such Additional Shares of Common Stock.

(C)                               Deemed Issue of Additional Shares of Common Stock.  If the Corporation at any time or from time to time after the Original Issue Date shall issue any Common Stock Equivalents or shall fix a record date for the determination of holders of any class of securities of stock entitled to receive any Common Stock Equivalents, then the maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange of such Common Stock Equivalents (as set forth in the instrument relating thereto, determined without regard to any provisions contained therein for a subsequent adjustment of such number) shall be deemed to be Additional Shares of Common Stock issued at the time of such issuance of Common Stock Equivalents (subject to the exceptions set forth in Section 6(d)(i)(A)(1) through (7)), or, in case a record date shall have been fixed for such issuance, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

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(1)                                 except as provided in Section 6(d)(ii)(C)(2), no further adjustment in the Conversion Price shall be made upon the subsequent issuance of shares of Common Stock upon the exercise, conversion or exchange of such Common Stock Equivalents;

(2)                                 if such Common Stock Equivalents by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Corporation, or change in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (other than under or by reason of provisions designed to protect against dilution), the Conversion Price computed upon the original issue thereof (or upon the fixing of a record date with respect thereto) and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Common Stock Equivalents or the rights of exercise, conversion or exchange under such Common Stock Equivalents; and

(3)                                 no readjustment pursuant to clause (2) immediately above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (x) the Conversion Price on the original adjustment date for which adjustment was made in respect of such Common Stock Equivalents and (y) the Conversion Price that would have resulted from any issuance between the original adjustment date and such readjustment date of Additional Shares of Common Stock or Common Stock Equivalents other than in respect of the issuance of Common Stock Equivalents in respect of which such readjustment is being made.

(D)                               Determination of Consideration.  For purposes of this Section 6(d), the consideration received by the Corporation for the issuance of any Additional Shares of Common Stock shall be computed as follows:

(1)                                 Cash and Property.  Such consideration shall:

(x)                                 insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof;

(y)                                 insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined by the Board of Directors in the good faith exercise of its reasonable business judgment; and

(z)                                  in the event Additional Shares of Common Stock are issued together with other shares or securities or the transfer of assets of the Corporation for consideration which consists of both cash and property other than cash, be the proportion of such consideration so received, computed as provided in clauses (x) and (y) above, as determined in good faith by the Board.

(2)                                 Common Stock Equivalents.  The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6(d)(ii)(C) upon issuance of Common Stock Equivalents shall be determined by dividing:

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(x)                                 the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto and determined without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise, conversion or exchange of such Common Stock Equivalents, by

(y)                                 the maximum number of shares of Common Stock as set forth in the instruments relating thereto (determined without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise, conversion or exchange of such Common Stock Equivalents.

(iii)                               Adjustments for Subdivisions, Stock Splits, Stock Dividends, or Combinations of Common Stock.  If the outstanding shares of Common Stock shall be subdivided (including by stock split or reclassification) into a greater number of shares of Common Stock or if the Corporation shall declare or pay a dividend to holders of Common Stock in the form of additional shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision, stock split, reclassification or stock dividend shall be proportionately decreased, concurrently with the effectiveness of such subdivision, stock split or reclassification or the payment date for such stock dividend, as the case may be.  If the outstanding shares of Common Stock shall be combined (including by reverse stock split or reclassification) into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination, reverse stock split, or reclassification shall, concurrently with the effectiveness of such combination, reverse stock split, or reclassification be proportionately increased.  Adjustments to the Conversion Price then in effect shall become effective retroactively with respect to conversions made subsequent to the record date and on or before the payment date in the case of a dividend.

(iv)                              Adjustments for Other Distributions.  If the Corporation at any time or from time to time makes or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution payable in securities of the Corporation other than shares of Common Stock and other than in a transaction to which another adjustment provision of this Section 6 applies, then and in each such event provision shall be made so that the holders of Series D Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock to which they are entitled, the amount of such other securities of the Corporation which they would have received had they converted their Series D Preferred Stock into Common Stock immediately prior to such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 6 with respect to the conversion rights of the holders of the Series D Preferred Stock and under the terms of such other securities.  In lieu of making provision for issuance of such other securities to the holders of Series D Preferred Stock, the Corporation may make an adjustment to the Conversion Price in an amount and manner that is consistent with the adjustment provisions of this Section 6, as determined by the Board of Directors and set forth in a Board Resolution.

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(v)                                 Adjustments for Reclassification, Exchange and Substitution.  If the Common Stock issuable upon conversion of the Series D Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6(d)(iii)), the Conversion Price in effect immediately prior to such reorganization, reclassification or other change shall, concurrently with the effectiveness of such reorganization, reclassification or other change, be proportionately adjusted such that immediately after such reorganization, reclassification or other change the Series D Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of such other class or classes into which the number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock immediately before such reorganization, reclassification or other change would have been so changed.  Thereafter, the number of shares of such other class or classes into which the Series D Preferred Stock shall be convertible shall be subject to adjustment in accordance with this Section 6.

(e)                                  Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and give by notice to each holder of Series D Preferred Stock a certificate setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.  The Corporation shall, upon the written request at any time of any holder of Series D Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock or any other class or classes of securities and the amount, if any, of other property which at the time such holder is entitled to receive upon the conversion of such holder’s shares of Series D Preferred Stock.

(f)                                   Notices of Record Date.  If the Corporation shall propose at any time:

(i)                                     to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(ii)                                  to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; or

(iii)                               to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock;

then, in connection with each such event, the Corporation shall send to the holders of the Series D Preferred Stock at least ten Business Days’ prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and, if known, specifying the date on which the holders of Common Stock shall be entitled to such dividend, distribution or subscription) or for determining rights to vote, if any, in respect of the matters referred to in clause (iii) above.

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Each such written notice shall be given by first class mail, postage prepaid, addressed to the holders of Series D Preferred Stock at their respective addresses as shown on the books of the Corporation.

(g)                                  Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series D Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series D Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall be insufficient to effect the conversion of all then outstanding shares of the Series D Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(h)                                 Miscellaneous.

(i)                                     All calculations under this Section 6 shall be made to the nearest one thousandth (1/1,000) of a cent or to the nearest one hundredth (1/100) of a share, as the case may be.

(ii)                                  No adjustment in the Conversion Price of the Series D Preferred Stock need to be made if such adjustment would result in a change in such Conversion Price of less than $0.00001.  Any adjustment of less than $0.00001 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.00001 or more in such Conversion Price.

(i)                                     Mandatory Conversion.

(i)                                     Each share of Series D Preferred Stock shall automatically be converted into shares of Common Stock at the then-effective Conversion Rate for such share upon the date and time, or the occurrence of an event, specified by vote or written consent of the Board of Directors and the holders of at least 66.67% of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (determined on an as converted to Common Stock basis), voting together as a single class, and upon simultaneous conversion of all outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock into Common Stock (the time of such closing or the date and time specified or the time of the event specified in such vote or written consent is referred to herein as the “Mandatory Conversion Time”); provided, however, that any such mandatory conversion of the Series D Preferred Stock shall also require the vote or written consent of the holders of a majority of the then outstanding shares of Series D Preferred Stock if such mandatory conversion is effected in connection with, related to or in anticipation of an Acquisition or Asset Transfer.

(ii)                                  All holders of record of shares of Series D Preferred Stock shall be sent written notice of the Mandatory Conversion Time and the place designated for mandatory conversion of all such shares of Series D Preferred Stock pursuant to this Section 6(i).  Such

18

notice need not be sent in advance of the occurrence of the Mandatory Conversion Time.  Upon receipt of such notice, each holder of shares of Series D Preferred Stock shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, an agreement satisfactory to the Corporation or its transfer agent to indemnify the Corporation from any loss incurred by it in connection with such certificates and a bond or similar security as may be required by the Corporation), duly endorsed with appropriate signature guaranties, to the Corporation or such transfer agent at the place designated in such notice.  In the event of a mandatory conversion pursuant to this Section 6(i), such conversion of the outstanding shares of Series D Preferred Stock shall occur without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent.  All rights with respect to the Series D Preferred Stock converted pursuant to the preceding paragraph, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock), will terminate at the Mandatory Conversion Time (notwithstanding the failure of the holder or holders thereof to surrender the certificates at or prior to such time), except only the rights of the holders thereof, upon surrender of their certificate or certificates (or indemnity agreement and any bond or security) therefor, to receive the items provided for in the next sentence.  As soon as practicable after the Mandatory Conversion Time and the surrender of the certificate or certificates (or indemnity agreement and any bond or security) for Series D Preferred Stock, the Corporation shall issue and deliver to such holder, or to his, her or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to such holder in the amount of any cash amounts payable as the result of a conversion as provided herein.  No fractional shares of Common Stock shall be issued upon conversion of Series D Preferred Stock.  In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of one share of Common Stock, as determined by the Board of Directors.  In connection with a conversion of shares of Series D Preferred Stock, the Corporation shall also pay the converting holder an amount equal to all declared and unpaid dividends on the shares of Series D Preferred Stock so converted.  Such converted Series D Preferred Stock shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series D Preferred Stock accordingly.

7.                                      Voting.  The holders of Series D Preferred Stock shall have the following voting rights:

(a)                                 General Voting Rights.

(i)                                     Except as otherwise provided herein, including, without, limitation Sections 7(a)(ii), 7(a)(iii), 7(a)(iv) and 7(b), or by the GCL, the holders of shares of Series D Preferred Stock shall vote together with holders of the Common Stock and holders of any other class or series of capital stock of the Corporation having the right to vote together with holders of the Common Stock, as a single class on all matters submitted to a vote of the stockholders of the Corporation, other than election of directors.  Each holder of shares of Series D Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such holder’s shares of Series D Preferred Stock could be converted in accordance with Section 6 on the applicable record date for the particular vote or, if the Board of Directors shall

19

not have fixed a record date, the date of such vote.  No holder shall be entitled to fractional votes and any fractional voting rights that would otherwise result from the method set forth in the immediately preceding sentence (after aggregating all shares of Common Stock into which shares of Series D Preferred Stock held by the same holder could be converted) shall be disregarded.

(ii)                                  So long as at least 10,000,000 shares of Series D Preferred Stock (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting the Series D Preferred Stock) remain outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without the affirmative vote of the holders of a majority of the outstanding shares of Series D Preferred Stock, given in writing or by vote at a meeting, consenting or voting separately as a class, and any such act or transaction entered into without such consent or vote shall be null and void ab initio, and of no force or effect:

(A)                               increase or decrease the authorized number of shares of Series D Preferred Stock;

(B)                               increase or decrease the par value of the Series D Preferred Stock;

(C)                               reduce the amount of the Liquidation Preference or eliminate the senior rank of the Series D Preferred Stock with respect to Junior Dividend Stock, Junior Liquidation Stock or Common Stock as to dividends and distribution of assets upon a Liquidation Event;

(D)                               amend, alter, repeal any provision of the Certificate of Incorporation or bylaws of the Corporation in a manner that would adversely change the powers, preferences or rights of the Series D Preferred Stock in a manner differently than the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

(E)                                declare and pay or set aside for payment any dividend or distribution to stockholders;

(F)                                 purchase or redeem (or permit any subsidiary to purchase or redeem) any shares of capital stock of the Corporation other than (i) redemptions of capital stock expressly authorized in the Certificate of Incorporation and (ii) repurchases of stock from former employees, officers, directors, consultants or other persons who performed services for the Corporation or any subsidiary in connection with the cessation of such employment or service at the lower of the original purchase price or the then-current fair market value thereof; or

(G)                               waive any adjustment of the Conversion Price applicable to shares of Series D Preferred Stock.

(iii)                               So long as any shares of Preferred Stock remain outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without the affirmative vote of the holders of a majority of the

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outstanding shares of Preferred Stock, given in writing or by vote at a meeting consenting or voting together as a single class and determined on an as-converted to Common Stock basis, and any such act or transaction entered into without such consent or vote shall be null and void ab initio, and of no force or effect:

(A)                               amend, modify, alter, repeal or waive any term or provision of the Certificate of Incorporation to alter or change the powers, preferences or rights of each series of the Preferred Stock in the same manner and as would affect the Preferred Stock adversely;

(B)                               create, or authorize the creation of or issue any Senior Dividend Stock, Senior Liquidation Stock or any other class or series of capital stock of the Corporation having powers, preferences, rights or priorities superior to the Series D Preferred Stock;

(C)                               consummate an Acquisition or Asset Transfer or otherwise liquidate, dissolve or wind up the Corporation;

(D)                               purchase or redeem any shares of capital stock of the Corporation other than (i) redemptions of capital stock expressly authorized in the Certificate of Incorporation and (ii) repurchases of stock from former employees, officers, directors, consultants or other persons who performed services for the Corporation or any subsidiary in connection with the cessation of such employment or service at the lower of the original purchase price or the then-current fair market value thereof.

(iv)                              Except as set forth herein, or as otherwise provided by law, holders of shares of Series D Preferred Stock shall have no special voting rights and their vote or consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action, including, without limitation, the creation or issuance of any class or series of capital stock having preferences or relative, participating, optional, or other rights that rank senior to or on a parity with the Series D Preferred Stock.

(b)                                 Election of Directors.

(i)                                     So long as at least 25 percent of the total number of shares of all applicable classes or series of Preferred Stock originally issued (subject to appropriate adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event affecting any such class or series of Preferred Stock) remain outstanding, the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and any other class or series of Preferred Stock granted such right, voting together as a single class on an as-converted to Common Stock basis, shall be entitled to elect, from time to time, one director of the Corporation (the “Preferred Stock Director”) only and shall not be entitled to vote in the election of any other director of the Corporation.  If the Preferred Stock Director resigns or is unable to serve as a director, so long as by the terms of this Section 7(b)(i) the holders of shares of the applicable classes and series of Preferred Stock shall have the right to elect the Preferred Stock Director, the holders of shares of

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the applicable classes and series of Preferred Stock shall be entitled to fill the vacancy so created by electing a successor Preferred Stock Director, provided that the Board of Directors may fill such vacancy if holders of shares of the applicable classes and series of Preferred Stock voting together and entitled to cast a majority of the votes entitled to be cast by holders of all outstanding shares of the applicable classes and series of Preferred Stock shall have instructed the Board of Directors in writing to elect the Person designated by such holders in writing to fill such vacancy.  So long as by the terms of this Section 7(b)(i) the holders of shares of the applicable classes and series of Preferred Stock shall have the right to elect the Preferred Stock Director, holders of shares of the applicable classes and series of Preferred Stock may remove the Preferred Stock Director with or without cause, but only by the affirmative vote of holders of a majority of the votes entitled to be cast by holders of all outstanding shares of the applicable classes and series of Preferred Stock.  The Preferred Stock Director may not be removed by holders of the applicable classes and series of Preferred Stock except as specifically provided in this Section 7(b)(i).

(ii)                                  At such time as holders of the applicable classes and series of Preferred Stock shall no longer have the right to elect the Preferred Stock Director pursuant to Section 7(b)(i), holders of shares of the applicable classes and series of Preferred Stock shall thereafter be entitled to vote together with holders of the Common Stock and holders of any other class or series of capital stock of the Corporation having the right to vote together with holders of the Common Stock, as a single class, in the election of directors for whom holders of the Common Stock are entitled to vote.

(iii)                               The right of the holders of the applicable classes and series of Preferred Stock to elect the Preferred Stock Director pursuant to Section 7(b)(i) shall terminate upon the closing of the Qualifying Public Offering.

8.                                      Notices.  Any notice required by the provisions of this Certificate to be given to the holders of Series D Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to such holders of record at their respective addresses appearing on the stock books of the Corporation.

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IN WITNESS WHEREOF, this Certificate is executed on behalf of the Corporation by a duly authorized officer on this 13th day of March, 2014.

KOLLTAN PHARMACEUTICALS, INC.

By:	/s/ Gerald McMahon
Name:	Gerald McMahon
Title:	Chief Executive Officer